Consolidated Balance Sheet (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Fixed maturity securities:
Bonds available for sale, at fair value (amortized cost: 2009 - $364,358; 2008 - $373,600)	$ 365,462	$ 363,042
Bond trading securities, at fair value	31,243	37,248
Securities lending invested collateral, at fair value (cost: 2009 - $320; 2008 - $3,905)	277	3,844
Equity securities:
Common and preferred stock available for sale, at fair value (cost: 2009 - $6,464; 2008 - $8,381)	9,522	8,808
Common and preferred stock trading, at fair value	8,318	6,674
Mortgage and other loans receivable, net of allowance (portion measured at fair value: 2009 - $119; 2008 - $131)	27,461	34,687
Finance receivables, net of allowance	20,327	30,949
Flight equipment primarily under operating leases, net of accumulated depreciation	44,091	43,395
Other invested assets (portion measured at fair value: 2009 - $18,888; 2008 - $24,857)	45,235	57,639
Securities purchased under agreements to resell, at fair value	2,154	3,960
Short-term investments (portion measured at fair value: 2009 - $23,975; 2008 - $19,316)	47,075	46,666
Total investments	601,165	636,912
Cash	4,400	8,642
Accrued investment income	5,152	5,999
Premiums and other receivables, net of allowance	16,549	21,088
Reinsurance assets, net of allowance	22,425	23,495
Current and deferred income taxes	4,108	11,734
Deferred policy acquisition costs	40,814	45,782
Real estate and other fixed assets, net of accumulated depreciation	4,142	5,566
Unrealized gain on swaps, options and forward transactions, at fair value	9,130	13,773
Goodwill	6,195	6,952
Other assets, including prepaid commitment asset of $7,099 in 2009 and $15,458 in 2008 (portion measured at fair value: 2009 - $288; 2008 - $369)	18,976	29,333
Separate account assets, at fair value	58,150	51,142
Assets of businesses held for sale	56,379
Total assets	847,585	860,418
Liabilities:
Liability for unpaid claims and claims adjustment expense	85,386	89,258
Unearned premiums	21,363	25,735
Future policy benefits for life and accident and health insurance contracts	116,001	142,334
Policyholder contract deposits (portion measured at fair value: 2009 - $5,214; 2008 - $5,458)	220,128	226,700
Other policyholder funds	13,252	13,240
Commissions, expenses and taxes payable	4,950	5,436
Insurance balances payable	4,393	3,668
Funds held by companies under reinsurance treaties	774	2,133
Securities sold under agreements to repurchase (portion measured at fair value: 2009 - $3,221; 2008 - $4,508)	3,505	5,262
Securities and spot commodities sold but not yet purchased, at fair value	1,030	2,693
Unrealized loss on swaps, options and forward transactions, at fair value	5,403	6,238
Trust deposits and deposits due to banks and other depositors (portion measured at fair value: 2009 - $15; 2008 - $30)	1,385	4,498
Other liabilities (portion measured at fair value: 2009 - $0; 2008 - $1,355)	22,503	23,273
Commercial paper and other short-term debt		613
Federal Reserve Bank of New York Commercial Paper Funding Facility (portion measured at fair value: 2009 - $2,742; 2008 - $6,802)	4,739	15,105
Federal Reserve Bank of New York credit facility	23,435	40,431
Other long-term debt (portion measured at fair value: 2009 - $13,195; 2008 - $16,595)	113,298	137,054
Securities lending payable	256	2,879
Separate account liabilities	58,150	51,142
Liabilities of businesses held for sale	48,599
Total liabilities	748,550	797,692
Commitments, contingencies and guarantees (see Note 15)
Redeemable noncontrolling interests in partially owned consolidated subsidiaries (including $211 associated with businesses held for sale in 2009)	959	1,921
Preferred stock (See Note 16 for ownership details):
Total preferred stock	69,784	40,000
Common stock, $2.50 par value; 5,000,000,000 shares authorized; shares issued: 2009 - 141,732,263; 2008 - 147,401,900	354	368
Treasury stock, at cost; 2009 - 6,661,356; 2008 - 12,918,446 shares of common stock	(874)	(8,450)
Additional paid-in capital	6,358	39,488
Accumulated deficit	(11,491)	(12,368)
Accumulated other comprehensive income (loss)	5,693	(6,328)
Total AIG shareholders' equity	69,824	52,710
Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	24,540
Other (including $2,234 associated with businesses held for sale in 2009)	3,712	8,095
Total noncontrolling interests	28,252	8,095
Total equity	98,076	60,805
Total liabilities and equity	847,585	860,418
Series E
Preferred stock (See Note 16 for ownership details):
Total preferred stock	41,605	0
Series F
Preferred stock (See Note 16 for ownership details):
Total preferred stock	5,179	0
Series C
Preferred stock (See Note 16 for ownership details):
Total preferred stock	23,000	0
Series D
Preferred stock (See Note 16 for ownership details):
Total preferred stock	$ 0	$ 40,000

Consolidated Balance Sheet (parenthetical - assets and liabilities) (USD $) In Millions	Dec. 31, 2009	Dec. 31, 2008
Assets:
Bonds available for sale, amortized cost	$ 364,358	$ 373,600
Securities lending invested collateral, cost	320	3,905
Common and preferred stock available for sale, cost	6,464	8,381
Mortgage and other loans receivable, net of allowance, portion measured at fair value	119	131
Other invested assets, portion measured at fair value	18,888	24,857
Short-term investments, portion measured at fair value	23,975	19,316
Other assets, prepaid commitment asset	7,099	15,458
Other assets, portion measured at fair value	288	369
Liabilities:
Policyholder contract deposits, portion measured at fair value	5,214	5,458
Securities sold under agreements to repurchase, portion measured at fair value	3,221	4,508
Trust deposits and deposits due to banks and other depositors, portion measured at fair value	15	30
Other liabilities, portion measured at fair value	0	1,355
Federal Reserve Bank of New York Commercial Paper Funding Facility, portion measured at fair value	2,742	6,802
Other long-term debt, portion measured at fair value	13,195	16,595
Redeemable noncontrolling interests in partially owned consolidated subsidiaries, portion associated with businesses held for sale in 2009	$ 211

Consolidated Balance Sheet (parenthetical - equity) (USD $)	Dec. 31, 2009	Dec. 31, 2008
AIG shareholders' equity:
Common stock, par value (in dollars per share)	$ 2.5	$ 2.5
Common stock, shares authorized	5,000,000,000	5,000,000,000
Common stock, shares issued	141,732,263	147,401,900
Treasury stock, shares of common stock	6,661,356	12,918,446
Noncontrolling interests, Other, portion associated with businesses held for sale in 2009 (in dollars)	$ 2,234,000,000
Series E
AIG shareholders' equity:
Preferred stock, par value (in dollars per share)	$ 5
Preferred stock, shares issued	400,000
Series F
AIG shareholders' equity:
Preferred stock, par value (in dollars per share)	$ 5
Preferred stock, shares issued	300,000
Preferred stock, aggregate liquidation value (in dollars)	5,344,416,000
Series C
AIG shareholders' equity:
Preferred stock, par value (in dollars per share)	$ 5
Preferred stock, shares issued	100,000
Preferred stock, aggregate liquidation value (in dollars)	$ 500,000
Series D
AIG shareholders' equity:
Preferred stock, par value (in dollars per share)		$ 5
Preferred stock, shares issued		4,000,000

Consolidated Statement of Income (Loss) (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Revenues:
Premiums and other considerations	$ 54,767	$ 66,460	$ 64,629
Net investment income	20,373	11,633	25,302
Net realized capital losses:
Total other-than-temporary impairments on available for sale securities	(6,622)	(44,507)	(3,405)
Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in Accumulated other comprehensive loss	319
Net other-than-temporary impairments on available for sale securities recognized in net income (loss)	(6,303)	(44,507)	(3,405)
Other realized capital gains (losses)	368	(5,037)	199
Total net realized capital losses	(5,935)	(49,544)	(3,206)
Unrealized market valuation gains (losses) on AIGFP super senior credit default swap portfolio	1,418	(28,602)	(11,472)
Other income	11,500	(1,793)	13,801
Total revenues	82,123	(1,846)	89,054
Benefits, claims and expenses:
Policyholder benefits and claims incurred	52,798	53,515	53,409
Policy acquisition and other insurance expenses	16,942	21,772	16,490
Interest expense	15,184	16,892	4,751
Restructuring expenses and related asset impairment and other expenses	1,274	787
Net (gains) losses on sales of divested businesses	1,271
Other expenses	9,516	10,490	8,475
Total benefits, claims and expenses	96,985	103,456	83,125
Income (loss) from continuing operations before income tax expense (benefit)	(14,862)	(105,302)	5,929
Income tax expense (benefit):
Current	2,237	1,016	2,208
Deferred	(3,737)	(10,272)	(1,687)
Total income tax expense (benefit)	(1,500)	(9,256)	521
Income (loss) from continuing operations	(13,362)	(96,046)	5,408
Income (loss) from discontinued operations, net of income tax expense (benefit) (See Note 2)	1,049	(4,341)	2,080
Net income (loss)	(12,313)	(100,387)	7,488
Less: Net income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140
Other	(1,574)	(986)	1,209
Total income (loss) from continuing operations attributable to noncontrolling interests	(1,434)	(986)	1,209
Income (loss) from discontinued operations attributable to noncontrolling interests	70	(112)	79
Total net income (loss) attributable to noncontrolling interests	(1,364)	(1,098)	1,288
Net income (loss) attributable to AIG	(10,949)	(99,289)	6,200
Net income (loss) attributable to AIG common shareholders	$ (12,244)	$ (99,689)	$ 6,200
Basic:
Income (loss) from continuing operations (in dollars per share)	$ (97.72)	$ (724.75)	$ 32.5
Income (loss) from discontinued operations (in dollars per share)	$ 7.24	$ (32.1)	$ 15.48
Diluted:
Income (loss) from continuing operations (in dollars per share)	$ (97.72)	$ (724.75)	$ 32.33
Income (loss) from discontinued operations (in dollars per share)	$ 7.24	$ (32.1)	$ 15.4
Dividends declared per common share (in dollars per share)		$ 8.4	$ 15.4
Weighted average shares outstanding:
Basic (in shares)	135,324,896	131,714,245	129,226,796
Diluted (in shares)	135,324,896	131,714,245	129,901,035

Consolidated Statement of Comprehensive Income (Loss) (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Net income (loss)	$ (12,313)	$ (100,387)	$ 7,488
Other comprehensive income (loss):
Cumulative effect of change in accounting principle		(162)
Income tax benefit on above change in accounting principle		57
Unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken	2,048
Income tax benefit (expense) on above changes	(724)
Unrealized appreciation (depreciation) of all other investments - net of reclassification adjustments	27,891	(13,966)	(8,115)
Income tax benefit (expense) on above changes	(9,802)	4,948	2,338
Foreign currency translation adjustments	2,932	(1,398)	1,420
Income tax benefit (expense) on above changes	(1,005)	356	(140)
Net derivative gains (losses) arising from cash flow hedging activities - net of reclassification adjustments	95	(156)	(133)
Income tax benefit (expense) on above changes	(32)	52	73
Change in retirement plan liabilities adjustment	370	(1,325)	173
Income tax benefit (expense) on above changes	(16)	352	(57)
Other comprehensive income (loss)	21,757	(11,242)	(4,441)
Comprehensive income (loss)	9,444	(111,629)	3,047
Comprehensive income (loss) attributable to noncontrolling interests	(1,116)	(1,369)	1,314
Comprehensive income (loss) attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140
Comprehensive income (loss) attributable to AIG	$ 10,420	$ (110,260)	$ 1,733

Consolidated Statement of Equity (USD $) In Millions	Series E Preferred Stock	Series F Preferred Stock	Series C Preferred Stock	Series D Preferred Stock	Total AIG Share-holders' Equity	Preferred Stock	Common Stock	Treasury Stock	Additional Paid-in Capital	Payments Advanced to Purchase Shares	Retained Earnings/(Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Non-controlling Interests		Total
Balance at Dec. 31, 2006	$ 0	$ 0	$ 0	$ 0	$ 101,677	$ 0	$ 344	$ (1,897)	$ 9,124		$ 84,996	$ 9,110	$ 5,360		$ 107,037
Increase (Decrease) in Stockholders' Equity
Common stock issued under stock plans					207			305	(98)						207
Shares purchased					(16)			(5,104)		5,088					(16)
Payments advanced					(6,000)					(6,000)					(6,000)
Cumulative effect of change in accounting principle, net of tax					(203)						(203)				(203)
Net (loss) income					6,200						6,200		1,237	[1]	7,437	[1]
Dividends					(1,964)						(1,964)				(1,964)
Other comprehensive income (loss)					(4,467)							(4,467)	26		(4,441)
Net (decrease) increase due to deconsolidation													39		39
Contributions from noncontrolling interests													2,559		2,559
Distributions to noncontrolling interests													(675)		(675)
Other					367			11	356				(74)		293
Balance at Dec. 31, 2007	0	0	0	0	95,801	0	344	(6,685)	9,382	(912)	89,029	4,643	8,472		104,273
Increase (Decrease) in Stockholders' Equity
Consideration received for Series C preferred stock not yet issued					23,000				23,000						23,000
Series C issuance in 2009, Series D issuance in 2008				40,000	40,000										40,000
Common stock issued					7,343		24		7,319						7,343
Common stock issued under stock plans					26			146	(120)						26
Shares purchased								(1,912)		1,912
Present value of future contract adjustment payments related to issuance of equity units					(431)				(431)						(431)
Payments advanced					(1,000)					(1,000)					(1,000)
Cumulative effect of change in accounting principle, net of tax					(1,003)						(1,003)				(1,003)
Net (loss) income					(99,289)						(99,289)		(574)	[1]	(99,863)	[1]
Dividends					(1,105)						(1,105)				(1,105)
Other comprehensive income (loss)					(10,971)							(10,971)	(271)		(11,242)
Net (decrease) increase due to deconsolidation													(648)		(648)
Contributions from noncontrolling interests													1,651		1,651
Distributions to noncontrolling interests													(738)		(738)
Other					339			1	338				203		542
Balance at Dec. 31, 2008	0	0	0	40,000	52,710	40,000	368	(8,450)	39,488		(12,368)	(6,328)	8,095		60,805
Increase (Decrease) in Stockholders' Equity
Series C issuance in 2009, Series D issuance in 2008			23,000						(23,000)
Series D exchange for Series E				1,605					(1,605)
Series F drawdown		5,344			5,344										5,344
Series F commitment fee		(165)			(165)										(165)
Common stock issued under stock plans							1	176	(177)
Retirement of treasury stock							(15)	7,400	(7,385)
Cumulative effect of change in accounting principle, net of tax					2,478						11,826	(9,348)			2,478
Net (loss) income					(10,949)						(10,949)		(1,784)	[1]	(12,733)	[1]
Other comprehensive income (loss)					21,369							21,369	388		21,757
Net (decrease) increase due to deconsolidation					(97)				(97)				(3,405)		(3,502)
Contributions from noncontrolling interests													677		677
Distributions to noncontrolling interests													(368)		(368)
Issuance of noncontrolling, nonvoting, callable, junior and senior preferred interests to the Federal Reserve Bank of New York													24,400		24,400
Net income (loss) attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York													140		140
Deferred tax on issuance of preferred interests					(818)				(818)						(818)
Other					(48)				(48)				109		61
Balance at Dec. 31, 2009	$ 41,605	$ 5,179	$ 23,000	$ 0	$ 69,824	$ 69,784	$ 354	$ (874)	$ 6,358		$ (11,491)	$ 5,693	$ 28,252		$ 98,076

[1]	Net loss presented excludes gains (losses) of redeemable noncontrolling interests of $280 million, $(524) million, and $51 million in 2009, 2008, and 2007, respectively, and Net income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York of $140 million in 2009.

Consolidated Statement of Equity (Parenthetical) (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Consolidated Statement of Equity
Net loss attributable to redeemable noncontrolling interests	$ 280	$ (524)	$ 51

Consolidated Statement of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Summary:
Net cash provided by (used in) operating activities	$ 18,584	$ (122)	$ 32,792
Net cash provided by (used in) investing activities	5,778	47,176	(67,241)
Net cash provided by (used in) financing activities	(28,997)	(40,734)	35,093
Effect of exchange rate changes on cash	533	38	50
Change in cash	(4,102)	6,358	694
Cash at beginning of period	8,642	2,284	1,590
Reclassification to assets held for sale	(140)
Cash at end of period	4,400	8,642	2,284
Cash flows from operating activities:
Net income (loss)	(12,313)	(100,387)	7,488
(Income) loss from discontinued operations	(1,049)	4,341	(2,080)
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of securities available for sale and other assets	(1,484)	5,132	(1,231)
Net (gains) losses on sales of divested businesses	1,271
Unrealized (gains) losses in earnings - net	(3,695)	3,292	12,577
Equity in (income) loss from equity method investments, net of dividends or distributions	1,626	7,519	(4,682)
Depreciation and other amortization	12,812	13,368	13,691
Provision for mortgage, other loans and finance receivables	2,330	1,442	643
Impairments of assets	9,961	49,697	4,307
Amortization of costs and accrued interest and fees related to FRBNY Credit Facility	10,079	11,103
Changes in operating assets and liabilities:
General and life insurance reserves	5,187	7,188	10,635
Premiums and other receivables and payables - net	2,220	(6,036)	2,451
Reinsurance assets and funds held under reinsurance treaties	(245)	(718)	898
Capitalization of deferred policy acquisition costs	(9,653)	(11,710)	(12,561)
Other policyholder funds	561	347	1,205
Current and deferred income taxes - net	(1,877)	(9,357)	(3,508)
Other assets and liabilities - net	(1,753)	(1,891)	(1,425)
Trading securities	993	2,816	(352)
Securities sold under agreements to repurchase, net of securities purchased under agreements to resell	(18)	13,951	(2,050)
Securities and spot commodities sold but not yet purchased	(1,663)	(2,027)	633
Finance receivables and other loans held for sale - originations and purchases	(70)	(349)	(5,145)
Sales of finance receivables and other loans - held for sale	291	558	5,671
Other, net	35	719	9
Total adjustments	26,908	85,044	21,766
Net cash provided by (used in) operating activities - continuing operations	13,546	(11,002)	27,174
Net cash provided by (used in) operating activities - discontinued operations	5,038	10,880	5,618
Net cash provided by (used in) operating activities	18,584	(122)	32,792
Cash flows from investing activities:
Sales of available for sale investments	44,796	100,523	81,561
Maturities of fixed maturity securities available for sale and hybrid investments	17,665	15,948	42,256
Sales of trading securities	12,953	22,841
Sales or distributions of other invested assets (including flight equipment)	10,920	16,624	14,153
Sales of divested businesses, net	5,278
Principal payments received on mortgage and other loans receivable	4,807	4,880	7,082
Principal payments received on and sales of finance receivables held for investment	11,916	12,282	12,553
Funding to establish Maiden Lane III LLC		(5,000)
Purchases of available for sale investments	(66,281)	(104,692)	(122,000)
Purchases of trading securities	(5,312)	(20,120)
Purchases of other invested assets (including flight equipment)	(10,290)	(22,103)	(29,931)
Mortgage and other loans receivable issued	(3,162)	(3,802)	(9,937)
Finance receivables held for investment - originations and purchases	(5,571)	(13,523)	(15,266)
Change in securities lending invested collateral	2,741	48,586	(10,647)
Net additions to real estate, fixed assets, and other assets	(394)	(1,150)	(757)
Net change in short-term investments	(9,913)	(5,859)	(14,966)
Net change in non-AIGFP derivative assets and liabilities	(268)	(1,317)	225
Other, net	212	(270)	280
Net cash provided by (used in) investing activities - continuing operations	10,097	43,848	(45,394)
Net cash provided by (used in) investing activities - discontinued operations	(4,319)	3,328	(21,847)
Net cash provided by (used in) investing activities	5,778	47,176	(67,241)
Cash flows from financing activities:
Policyholder contract deposits	23,714	26,891	29,652
Policyholder contract withdrawals	(29,011)	(39,834)	(38,200)
Change in other deposits	652	(557)	(355)
Change in commercial paper and other short-term debt	(613)	(12,525)	(338)
Change in Federal Reserve Bank of New York Commercial Paper Funding Facility borrowings	(10,647)	15,061
Federal Reserve Bank of New York credit facility borrowings	32,526	96,650
Federal Reserve Bank of New York credit facility repayments	(26,426)	(59,850)
Issuance of other long-term debt	4,414	113,168	103,210
Repayments on other long-term debt	(23,871)	(138,879)	(79,614)
Change in securities lending payable	(1,496)	(72,977)	9,969
Proceeds from issuance of Series D preferred stock		40,000
Drawdown on the Department of the Treasury Commitment	5,344
Issuance of common stock		7,343
Payments advanced to purchase shares		(1,000)	(6,000)
Cash dividends paid to shareholders		(1,628)	(1,881)
Other, net	147	488	2,224
Net cash provided by (used in) financing activities - continuing operations	(25,267)	(27,649)	18,667
Net cash provided by (used in) financing activities - discontinued operations	(3,730)	(13,085)	16,426
Net cash provided by (used in) financing activities	(28,997)	(40,734)	35,093
Cash (paid) received during the period for:
Interest	(5,777)	(7,437)	(8,818)
Taxes	(226)	(617)	(5,163)
Non-cash financing/investing activities:
Settlement of FRBNY Credit Facility in exchange for issuing Noncontrolling nonvoting callable, junior and senior preferred interests held by Federal Reserve Bank of New York	25,000
Consideration received for preferred stock not yet issued		23,000
Interest credited to policyholder accounts included in financing activities	12,615	2,566	11,628
Treasury stock acquired using payments advanced to purchase shares		1,912	5,088
Present value of future contract adjustment payments related to issuance of equity units		431
Long-term debt reduction due to deconsolidations	1,648
Debt assumed on acquisitions and warehoused investments		$ 153	$ 791

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2009
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

1. Summary of Significant Accounting Policies

Basis of Presentation

    The consolidated financial statements include the accounts of American International Group, Inc. (AIG), its controlled subsidiaries, and variable interest entities in which AIG is the primary beneficiary. Entities that AIG does not consolidate but in which it holds 20 percent to 50 percent of the voting rights and/or has the ability to exercise significant influence are accounted for under the equity method.

    Certain of AIG's foreign subsidiaries included in the consolidated financial statements report on a fiscal year ended November 30. The effect on AIG's consolidated financial condition and results of operations of all material events occurring between November 30 and December 31 for all periods presented has been recorded.

    The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). All material intercompany accounts and transactions have been eliminated.

    In March 2010, AIG announced the sale of American Life Insurance Company (ALICO) to MetLife, Inc. (MetLife). In accordance with the accounting standard addressing the accounting for the impairment or disposal of long-lived assets, ALICO is presented as a discontinued operation in the Consolidated Statement of Income (Loss), Consolidated Statement of Cash Flows and the notes to the Consolidated Financial Statements herein for all periods presented. The Consolidated Balance Sheet remains unchanged from the filing with the Securities and Exchange Commission on February 26, 2010 of the Annual Report on Form 10-K for the year ended December 31, 2009, as amended by Amendment No. 1 on Form 10-K/A filed on March 31, 2010 (2009 Annual Report on Form 10-K). See Note 2 herein for further discussion of discontinued operations and held for sale classification including an allocation of interest expense to discontinued operations related to the expected sale of Nan Shan.

Use of Estimates

    The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. AIG considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of

  •
  AIG's ability to continue as a going concern;

  •
  liability for general insurance unpaid claims and claims adjustment expenses;

  •
  future policy benefits for life and accident and health contracts;

  •
  recoverability of deferred policy acquisition costs (DAC);

  •
  estimated gross profits for investment-oriented products;

  •
  the allowance for finance receivable losses;

  •
  flight equipment recoverability;

  •
  other-than-temporary impairments;

  •
  goodwill impairment;

  •
  liabilities for legal contingencies;

  •
  estimates with respect to income taxes, including recoverability of deferred tax assets; and

  •
  fair value measurements of certain financial assets and liabilities, including credit default swaps and AIG's economic interest in Maiden Lane II LLC (ML II) and equity interest in Maiden Lane III LLC (ML III) (together, the Maiden Lane Interests). See Note 5 herein.

    These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, AIG's consolidated financial condition, results of operations and cash flows would be materially affected.

Revisions and Reclassifications

    In 2009, AIG reclassified the paid-in capital in excess of par value, net of issuance costs, related to its Series C Perpetual, Convertible, Participating Preferred Stock, par value  $5.00 per share (AIG Series C Preferred Stock), Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value  $5.00 per share, (AIG Series D Preferred Stock) Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value  $5.00 per share (AIG Series E Preferred Stock) and AIG Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value  $5.00 per share (AIG Series F Preferred Stock) from Additional paid-in capital to each of the respective AIG Series C, D, E, and F Preferred Stock captions in the Consolidated Balance Sheet. Prior period amounts were reclassified to conform to the current period presentation.

    In 2009, AIG reclassified certain mutual fund investments from common stocks — trading to Other invested assets. Accordingly, the December 31, 2008 Consolidated Balance Sheet has been revised to reflect the transfer of  $5.7 billion of mutual fund investments from common stocks — trading to Other invested assets. Certain other reclassifications have been made to prior period amounts to conform to the current period presentation.

    See Note 2 herein for discontinued operations and held for sale classification.

Out of Period Adjustments

    For the year ended December 31, 2009, AIG recorded out of period adjustments relating to prior years which increased Loss from continuing operations before income taxes and decreased Loss from discontinued operations before income taxes by  $256 million and  $181 million, respectively, and decreased Net loss attributable to AIG by  $390 million. The  $390 million primarily relates to income tax adjustments.

    With respect to the unaudited quarterly information included in Note 22, for the three months ended December 31, 2009, AIG recorded out of period adjustments related to prior periods which increased AIG's Losses from continuing and discontinued operations, before income tax benefit, by  $650 million and  $97 million, respectively, and increased Net loss attributable to AIG by  $390 million. The amounts were primarily due to an intercompany elimination to Other income reported in the Other operations category. These entries primarily affected previously reported 2009 quarterly results. Had all adjustments been recorded in their appropriate periods, Net income (loss) attributable to AIG for the three-month periods ended September 30, 2009, June 30, 2009 and March 31, 2009 would have decreased by  $52 million,  $478 million and increased by  $250 million, respectively. The effect on comparable 2008 periods was insignificant.

    While these adjustments were noteworthy for certain of the earlier 2009 quarters, after evaluating the quantitative and qualitative aspects of these corrections, AIG concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required.

Going Concern Considerations

    In the 2008 Financial Statements, management disclosed the conditions and events that led management to conclude that AIG would have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. On March 2, 2009, the United States government issued the following statement referring to the March 2009 agreements in principle and other transactions they expected to be undertaken with AIG (many of which were subsequently taken) to strengthen AIG's capital position, enhance its liquidity, reduce its borrowing costs and facilitate its asset disposition program.

  "The steps announced today provide tangible evidence of the U.S. government's commitment to the orderly restructuring of AIG over time in the face of continuing market dislocations and economic deterioration. Orderly restructuring is essential to AIG's repayment of the support it has received from U.S. taxpayers and to preserving financial stability. The U.S. government is committed to continuing to work with AIG to maintain its ability to meet its obligations as they come due."

Liquidity of Parent and Subsidiaries

    AIG manages liquidity at both the parent and subsidiary levels. Since the fourth quarter of 2008, AIG has not had access to its traditional sources of long-term or short-term financing through the public debt markets. While no assurances can be given that AIG will be able to access these markets again, AIG has continued to periodically evaluate its ability to access the capital markets.

    Historically, AIG depended on dividends, distributions, and other payments from subsidiaries to fund payments on its obligations. In light of AIG's current financial situation, many of its regulated subsidiaries are restricted from making dividend payments, or advancing funds, to AIG. As a result, AIG has been dependent on the Federal Reserve Bank of New York (FRBNY) Credit Facility (the FRBNY Credit Facility) provided by the FRBNY under the Credit Agreement, dated as of September 22, 2008 (as amended, the FRBNY Credit Agreement), between AIG and the FRBNY; the FRBNY's Commercial Paper Funding Facility (CPFF); and other transactions with the FRBNY and the United States Department of the Treasury (the Department of the Treasury) as its primary sources of liquidity. Primary uses of cash flow are debt service and subsidiary funding.

    Certain subsidiaries also have been dependent on the FRBNY and the Department of the Treasury to meet collateral posting requirements, to make debt repayments as amounts come due, and to meet capital or liquidity requirements.

Progress on Management's Plans for Stabilization of AIG and Repayment of AIG's Obligations as They Come Due

    In 2009, AIG took a number of steps to execute its plans to provide stability to its businesses and provide for the timely repayment of the FRBNY Credit Facility and other obligations as they come due.

Transactions with the FRBNY

FRBNY Credit Agreement Amendments

    On December 1, 2009, AIG and the FRBNY completed two transactions pursuant to which AIG transferred to the FRBNY noncontrolling, nonvoting, callable, preferred equity interests (Preferred Interests) in two newly-formed special purpose vehicles (SPVs) in exchange for a  $25 billion reduction of the balance outstanding and the maximum credit available under the FRBNY Credit Facility, which resulted in  $5.2 billion of accelerated amortization of a portion of the prepaid commitment asset. Each SPV has (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary (American International Assurance Company, Ltd. (AIA) in one case and American Life Insurance Company (ALICO) in the other). AIG owns all of the voting common equity interests of each SPV. AIG's purpose for entering into these agreements was to position AIA and ALICO for initial public offerings or third-party sale, depending on market conditions and subject to customary regulatory approvals. An equally important objective of the transactions was to enhance AIG's capitalization consistent with rating agency requirements in order to complete its restructuring plan and repay the support it has received from the FRBNY and the Department of the Treasury. See Note 16 herein for further discussion.

    On December 1, 2009, AIG and the FRBNY entered into Amendment No. 4 (Amendment No. 4) to the Credit Agreement in order to, among other things, provide for the consummation of the issuance of the Preferred Interests and reduction of the outstanding balance of the FRBNY Credit Facility and the maximum amount available to be borrowed thereunder by  $25 billion.

    On April 17, 2009, AIG and the FRBNY entered into Amendment No. 3 to the FRBNY Credit Agreement. The FRBNY Credit Agreement was amended, among other things, to remove the minimum 3.5 percent LIBOR borrowing rate floor.

Department of the Treasury Commitment

    On April 17, 2009, AIG entered into a Securities Purchase Agreement with the Department of the Treasury, pursuant to which the Department of the Treasury will provide an amount up to  $29.835 billion (the Department of the Treasury Commitment) in exchange for increases in the liquidation preference of the AIG's Series F Preferred Stock, so long as certain conditions are met, including (i) AIG is not a debtor in a pending case under Title 11 of the United States Code; and (ii) the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (together with its trustees, acting in their capacities as trustees, the Trust), and the Department of the Treasury, in the aggregate, "beneficially own" more than 50 percent of the aggregate voting power of AIG's voting securities. Upon drawings under this commitment, the liquidation preference of the AIG Series F Preferred Stock increases proportionately.

Sales of Businesses and Specific Asset Dispositions

    Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan, and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated.

    Dispositions of certain businesses will be subject to regulatory approval. Unless a waiver is obtained from the FRBNY, net proceeds from these dispositions, to the extent they do not represent capital of AIG's insurance subsidiaries required for regulatory or ratings purposes or are not to be utilized to redeem the preferred interests are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments.

    During 2009 and through February 17, 2010, AIG entered into agreements to sell or completed the sale of operations and assets, excluding assets held by AIG Financial Products Corp. and AIG Trading Group Inc. and their respective subsidiaries (collectively, AIGFP), that had aggregate assets and liabilities with carrying values of  $88.1 billion and  $71.3 billion, respectively, at December 31, 2009 or the date of sale or deconsolidation, in the case of Transatlantic Holdings, Inc. (Transatlantic). These transactions are expected to generate approximately  $5.6 billion of aggregate net cash proceeds that will be available to repay outstanding borrowings and reduce the amount of the FRBNY Credit Facility, after taking into account taxes, transaction expenses, settlement of intercompany loan facilities, and capital required to be retained for regulatory or ratings purposes. Gains and losses recorded in connection with the dispositions of businesses include estimates that are subject to subsequent adjustment. Based on the transactions thus far, AIG does not believe that such adjustments will be material to future results of operations or cash flows.

ALICO Sale

    As of March 7, 2010, AIG and ALICO Holdings LLC, a special purpose vehicle formed by AIG and the FRBNY (ALICO Holdings), entered into a definitive agreement (the ALICO Stock Purchase Agreement) with MetLife for the sale of ALICO by ALICO Holdings to MetLife, and the sale of Delaware American Life Insurance Company by AIG to MetLife, for approximately  $15.5 billion, consisting of  $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments.

    The cash portion of the proceeds from the sale will be paid to the FRBNY to reduce the liquidation preference of a portion of the preferred interests owned by the FRBNY in ALICO Holdings and ALICO Holdings will hold the remainder of the transaction consideration, consisting of 78,239,712 shares of MetLife common stock, 6,857,000 shares of newly issued participating preferred stock convertible into 68,570,000 shares of common stock upon the approval of MetLife shareholders, and 40,000,000 equity units of MetLife with an aggregate stated value of  $3 billion. AIG intends to monetize these MetLife securities over time, subject to market conditions, following the lapse of agreed-upon minimum holding periods. Unless otherwise agreed with the FRBNY, net cash proceeds from the monetization of these securities will be used to reduce the liquidation preference of the preferred interests owned by the FRBNY in ALICO Holdings and thereafter to repay any outstanding debt under the FRBNY Credit Facility.

American General Finance, Inc. (AGF) Portfolio Sales and Securitization Transaction

    During 2009, AGF received proceeds of  $1.9 billion from real estate loan portfolio sales. In addition, on July 30, 2009, AGF issued mortgage-backed certificates in a private on-balance sheet securitization transaction of certain AGF real estate loans and received cash proceeds of  $967 million.

Management's Assessment and Conclusion

    In assessing AIG's current financial position and developing operating plans for the future, management has made significant judgments and estimates with respect to the potential financial and liquidity effects of AIG's risks and uncertainties, including but not limited to:

  •
  the commitment of the FRBNY and the Department of the Treasury to the orderly restructuring of AIG and their commitment to continuing to work with AIG to maintain its ability to meet its obligations as they come due;

  •
  the potential adverse effects on AIG's businesses that could result if there are further downgrades by rating agencies, including in particular, the uncertainty of estimates relating to the derivative transactions of AIGFP, such as estimates of both the number of counterparties who may elect to terminate under contractual termination provisions and the amount that would be required to be paid in the event of a downgrade;

  •
  the potential delays in asset dispositions and reduction in the anticipated proceeds therefrom;

  •
  the potential for declines in bond and equity markets;

  •
  future sales of significant subsidiaries;

  •
  the potential effect on AIG if the capital levels of its regulated and unregulated subsidiaries prove inadequate to support current business plans;

  •
  the effect on AIG's businesses of continued compliance with the covenants of the FRBNY Credit Agreement and other agreements with the FRBNY and the Department of the Treasury;

  •
  AIG's highly leveraged capital structure;

  •
  the effect of the provisions of the Troubled Asset Relief Program (TARP) Standards for Compensation and Corporate Governance and the Determination Memoranda issued by the Office of the Special Master for TARP Executive Compensation with respect to AIG's compensation practices and structures on AIG's ability to retain and motivate key employees or hire new employees;

  •
  the potential that loss of key personnel could reduce the value of AIG's business and impair its ability to stabilize businesses and effect a successful asset disposition plan; and

  •
  the potential for regulatory actions in one or more countries, including possible actions resulting from the execution of management's plans for stabilization of AIG and repayment of AIG's obligations as they come due.

    Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the FRBNY, management's plans to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management stated in AIG's 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission in February 2010 its belief that AIG will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations for at least the twelve months following such report.

    It is possible that the actual outcome of one or more of management's plans could be materially different, or that one or more of management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect or that the transactions with the FRBNY discussed above fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern.

    In connection with making their going concern assessment and conclusion, management and the Board of Directors of AIG have confirmed in connection with the filing in February 2010 of AIG's 2009 Annual Report on Form 10-K, that "as first stated by the U.S. Treasury and the Federal Reserve in connection with the announcement of the AIG Restructuring Plan on March 2, 2009, the U.S. Government remains committed to continuing to work with AIG to maintain its ability to meet its obligations as they come due."

    AIG's consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or relating to the amounts and classification of liabilities that may be necessary should AIG be unable to continue as a going concern.

Accounting Policies

    (a) Revenue recognition and expenses:

    Premiums and other considerations: Premiums for short duration contracts and considerations received from retailers in connection with the sale of extended service contracts are earned primarily on a pro rata basis over the term of the related coverage. The reserve for unearned premiums includes the portion of premiums written and other considerations relating to the unexpired terms of coverage.

    Premiums for long duration insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. Consideration for universal life and investment-type products consists of policy charges for the cost of insurance, administration, and surrenders during the period. Policy charges collected with respect to future services are deferred and recognized in a manner similar to DAC related to such products.

    Net investment income: Net investment income represents income primarily from the following sources in AIG's insurance operations and AIG parent:

  •
  Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

  •
  Dividend income and distributions from common and preferred stock and other investments when receivable.

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  Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

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  Earnings from hedge funds and limited partnership investments accounted for under the equity method.

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  The difference between the carrying amount of a life settlement contract and the life insurance proceeds of the underlying life insurance policy recorded in income upon the death of the insured.

  •
  Change in fair value of AIG's interest in ML II.

    Net realized capital gains (losses): Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

  •
  Sales of fixed maturity securities and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships and other types of investments.

  •
  Reductions to the cost basis of fixed maturity securities and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

  •
  Changes in fair value of derivatives except for (1) those instruments at AIGFP, (2) those instruments that qualify for hedge accounting treatment when the change in the fair value of the hedged item is not reported in net realized capital gains (losses), and (3) those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

  •
  Exchange gains and losses resulting from foreign currency transactions.

    Unrealized market valuation gains (losses) on AIGFP super senior credit default swap portfolio: Includes the market valuation gains and losses associated with AIGFP's super senior credit default swap (CDS) portfolio.

    Other income: Other income includes income from flight equipment, noncore Asset Management operations, the operations of AIGFP excluding unrealized market valuation gains (losses) on AIGFP's CDS portfolio, finance charges on consumer loans, and the change in fair value of AIG's interest in ML III.

    Income from flight equipment under operating leases is recognized over the life of the lease as rentals become receivable under the provisions of the lease or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the lease. In certain cases, leases provide for additional payments contingent on usage. Rental income is recognized at the time such usage occurs less a provision for future contractual aircraft maintenance. Gains and losses on flight equipment are recognized when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.

    Income from noncore Asset Management operations is generally recognized as revenues as services are performed with related expenses generally recognized consistent with related revenues. In addition, net realized gains and carried interest are contingent upon investment maturity levels and market conditions.

    Income from the operations of AIGFP included in Other income consists of the following:

  •
  Change in fair value relating to financial assets and liabilities for which the fair value option has been elected.

  •
  Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

  •
  Dividend income and distributions from common and preferred stock and other investments when receivable.

  •
  Changes in the fair value of derivatives. In certain instances, no initial gain or loss was recognized. Prior to January 1, 2008, the initial gain or loss was recognized in income over the life of the transaction or when observable market data became available. Any remaining unamortized balances at January 1, 2008 were recognized in beginning retained earnings when the fair value option was elected.

  •
  Changes in the fair value of trading securities and spot commodities sold but not yet purchased, futures and hybrid financial instruments.

  •
  Realized capital gains and losses from the sale of available for sale securities and investments in private equities, joint ventures, limited partnerships and other investments.

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  Exchange gains and losses resulting from foreign currency transactions.

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  Reductions to the cost basis of securities available for sale for other-than-temporary impairments.

  •
  Earnings from hedge funds and limited partnership investments accounted for under the equity method.

    Finance charges on consumer loans are recognized as revenue using the interest method. Revenue ceases to be accrued when contractual payments are not received for four consecutive months for loans and retail sales contracts, and for six months for revolving retail accounts and private label receivables. Extension fees, late charges, and prepayment penalties are recognized as revenue when received.

    Policyholder benefits and claims incurred: Incurred policy losses for short duration insurance contracts consist of the estimated ultimate cost of settling claims incurred within the reporting period, including incurred but not reported claims, plus the changes in estimates of current and prior period losses resulting from the continuous review process. Benefits for long duration insurance contracts consist of benefits paid and changes in future policy benefits liabilities. Benefits for universal life and investment-type products primarily consist of interest credited to policy account balances and benefit payments made in excess of policy account balances except for certain contracts for which the fair value option was elected, for which benefits represent the entire change in fair value (including derivative gains and losses on related economic hedges).

    Restructuring expenses and related asset impairment and other expenses: Restructuring expenses include employee severance and related costs, costs to terminate contractual arrangements, consulting and other professional fees and other costs related to restructuring and divesture activities. Asset impairment includes charges associated with writing down long-lived assets to fair value when their carrying values are not recoverable from undiscounted cash flows. Other expenses include other costs associated with divesting of businesses and costs of key employee retention awards.

    Net loss on sale of divested businesses: Includes gains or losses from the sale of businesses that do not qualify as discontinued operations.

    (b) Income taxes: Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. AIG assesses its ability to realize deferred tax assets considering all available evidence, including the earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the legal entities when recognizing deferred tax assets. See Note 21 herein for a further discussion of income taxes.

    (c) Held-for-sale and discontinued operations: AIG reports a business as held for sale when management has approved or received approval to sell the business and is committed to a formal plan, the business is available for immediate sale, the business is being actively marketed, the sale is anticipated to occur during the ensuing year, and certain other specified criteria are met. A business classified as held for sale is recorded at the lower of its carrying amount or estimated fair value less cost to sell. If the carrying amount of the business exceeds its estimated fair value, a loss is recognized. Depreciation is not recorded on assets of a business classified as held for sale. Assets and liabilities related to a business classified as held for sale are segregated in the Consolidated Balance Sheet and major classes are separately disclosed in the notes to the Consolidated Financial Statements commencing in the period in which the business is classified as held for sale.

    AIG reports the results of operations of a business as discontinued operations if the business is classified as held for sale, the operations and cash flows of the business have been or will be eliminated from the ongoing operations of AIG as a result of a disposal transaction and AIG will not have any significant continuing involvement in the operations of the business after the disposal transaction. The results of discontinued operations are reported in Discontinued Operations in the Consolidated Statement of Income for current and prior periods commencing in the period in which the business is either disposed of or is classified as held for sale, including any gain or loss recognized on sale or adjustment of the carrying amount to fair value less cost to sell.

    (d) Investments:

    Fixed maturities and equity securities: Bonds held to maturity are carried at amortized cost when AIG has the ability and positive intent to hold these securities until maturity. None of the fixed maturity securities met the criteria for held to maturity classification at December 31, 2009 and 2008. When AIG does not have the positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value.

    Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable.

    Common and preferred stocks are carried at fair value.

    For AIG's Financial Services subsidiaries, those securities for which the fair value option was not elected, are held to meet long-term investment objectives and are accounted for as available for sale, carried at fair values and recorded on a trade-date basis.

    For AIG parent and its insurance subsidiaries, unrealized gains and losses on investments in trading securities are reported in Net investment income. Unrealized gains and losses from available for sale investments in equity and fixed maturity securities are reported as a separate component of Accumulated other comprehensive income (loss), net of deferred income taxes, in consolidated shareholders' equity. Investments in fixed maturities and equity securities are recorded on a trade-date basis.

    Trading securities include the investment portfolio of AIGFP and the Maiden Lane Interests, all of which are carried at fair value.

    Trading securities for AIGFP are held to meet short-term investment objectives and to economically hedge other securities. Trading securities are recorded on a trade-date basis and carried at fair value. Realized and unrealized gains and losses are reflected in Other income.

    For discussion of AIG's other-than-temporary impairment policy, see Note 6 herein.

    Securities lending invested collateral, at fair value and Securities lending payable: In 2008, AIG exited the domestic securities lending program, and during 2009, AIG substantially curtailed its foreign securities lending activities. The fair value of securities pledged under securities lending arrangements was  $277 million and  $3.8 billion at December 31, 2009 and 2008, respectively. AIG's remaining foreign securities lending activities consist of the lending of securities and receipt of cash as collateral with respect to the securities lent. Invested collateral consists of interest-bearing cash equivalents and fixed and floating rate bonds, whose changes in fair value are recorded as a separate component of Accumulated other comprehensive income (loss), net of deferred income taxes. The invested collateral is evaluated for other-than-temporary impairment by applying the same criteria used for investments in fixed maturities. Income earned on invested collateral, net of interest payable to the collateral provider, is recorded in Net investment income. AIG generally obtains and maintains cash collateral from securities borrowers at current market levels for the securities lent.

    During the fourth quarter of 2008, in connection with certain securities lending transactions, AIG failed to obtain or maintain collateral sufficient to fund substantially all of the cost of purchasing securities lent to various counterparties. In some cases, this shortfall in collateral has resulted in AIG accounting for individual securities lending transactions as sales combined with a forward purchase commitment rather than as secured borrowings.

    Mortgage and other loans receivable — net: Mortgage and other loans receivable includes mortgage loans on real estate, policy loans and collateral, commercial loans and guaranteed loans. Mortgage loans on real estate and collateral, commercial loans and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

    Impairment of mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

    Mortgage and other loans receivable also include policy loans which are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

    Finance receivables — net: Finance receivables, which are reported net of unearned finance charges, are held for both investment purposes and for sale. Finance receivables held for investment purposes are carried at amortized cost, which includes accrued finance charges on interest bearing finance receivables, unamortized deferred origination costs, and unamortized net premiums and discounts on purchased finance receivables. The allowance for finance receivable losses is established through the provision for finance receivable losses charged to expense and is maintained at a level considered adequate to absorb estimated credit losses in the portfolio. The portfolio is periodically evaluated on a pooled basis and factors such as economic conditions, portfolio composition, and loss and delinquency experience are considered in the evaluation of the allowance.

    Direct costs of originating finance receivables, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to finance charge revenues using the interest method.

    Finance receivables originated and intended for sale in the secondary market are carried at the lower of cost or fair value, as determined by aggregate outstanding commitments from investors, current investor yield requirements or negotiations with prospective purchasers, if any. American General Finance, Inc. (AGF) recognizes net unrealized losses through a valuation allowance by charges to income.

    Flight equipment primarily under operating leases — net: Flight equipment is stated at cost, net of accumulated depreciation. Major additions, modifications and interest are capitalized. Normal maintenance and repairs, airframe and engine overhauls and compliance with return conditions of flight equipment on lease are provided by and paid for by the lessee. Under the provisions of most leases for certain airframe and engine overhauls, the lessee is reimbursed for certain costs incurred up to but not exceeding contingent rentals paid to International Lease Finance Corporation (ILFC) by the lessee. ILFC provides a charge to income for such reimbursements based on the expected reimbursements during the life of the lease. For passenger aircraft, depreciation is generally computed on the straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. For freighter aircraft, depreciation is computed on the straight-line basis to a zero residual value over its useful life of 35 years. At December 31, 2009, ILFC had 10 freighter aircraft in its fleet.

    Aircraft in the fleet are evaluated for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by comparing the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. These evaluations for impairment are significantly affected by estimates of future net cash flows and other factors that involve uncertainty. There are a number of factors and circumstances that can influence (and increase) the potential for recognizing an impairment loss. A firm commitment to sell aircraft would result in aircraft being reclassified from held for use to held for sale for financial reporting purposes and would require an impairment assessment based on the aircraft's fair value. An increase in the likelihood of a sale transaction being completed could result in a similar impairment assessment if the probability of an aircraft sale becomes high enough to reduce the probability weighted expected undiscounted future cash flows to be realized from the aircraft to an amount that is less than its carrying value.

    When assets are retired or disposed of, the cost and associated accumulated depreciation are removed from the related accounts and the difference, net of proceeds, is recorded as a gain or loss in Other income.

    Accumulated depreciation on flight equipment was  $13.9 billion and  $12.3 billion at December 31, 2009 and 2008, respectively.

    Other invested assets:  Other invested assets consist primarily of investments by AIG's insurance operations in hedge funds, private equity funds, other investment partnerships and direct private equity investments.

    Hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations hold in the aggregate less than a five percent interest are reported at fair value. The change in fair value is recognized as a component of Accumulated other comprehensive income (loss). With respect to hedge funds, private equity funds and other investment partnerships in which AIG holds in the aggregate a five percent or greater interest or less than a five percent interest but in which AIG has more than a minor influence over the operations of the investee, AIG's carrying value is its share of the net asset value of the funds or the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in Net investment income.

    In applying the equity method of accounting, AIG consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of AIG's reporting period. The financial statements of these investees are generally audited on an annual basis.

    Other invested assets include direct private equity investments entered into for strategic purposes and not solely for capital appreciation or for income generation. These investments are accounted for under the equity method. At December 31, 2009, AIG's significant direct private equity investments included its 26 percent interest in Tata AIG Life Insurance Company, Ltd., its 26 percent interest in Tata AIG General Insurance Company, Ltd. and its 41.55 percent interest in The Fuji Fire and Marine Insurance Co., Ltd. Dividends received from unconsolidated entities in which AIG's ownership interest is less than 50 percent were  $1 million,  $20 million and  $30 million for the years ended December 31, 2009, 2008, and 2007, respectively. The undistributed earnings of unconsolidated entities in which AIG's ownership interest is less than 50 percent were  $12 million,  $227 million and  $266 million at December 31, 2009, 2008 and 2007, respectively.

    Also included in Other invested assets are real estate held for investment, aircraft asset investments held by non-Financial Services subsidiaries and investments in life settlement contracts. See Note 6(e) herein for further information.

    Securities purchased (sold) under agreements to resell (repurchase), at contract value:  Securities purchased under agreements to resell and Securities sold under agreements to repurchase are accounted for as collateralized borrowing or lending transactions and are recorded at their contracted resale or repurchase amounts, plus accrued interest other than those entered into by AIGFP. AIGFP carries such agreements at their current fair value based on market observable interest rates and credit spreads. AIG's policy is to take possession of or obtain a security interest in securities purchased under agreements to resell.

    AIG minimizes the credit risk that counterparties to transactions might be unable to fulfill their contractual obligations by monitoring customer credit exposure and collateral value and generally requiring additional collateral to be deposited with AIG when necessary.

    Short-term investments:  Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase, such as commercial paper.

    (e)  Cash:  Cash represents cash on hand and non-interest bearing demand deposits.

    (f)  Premiums and other receivables:  Premiums and other receivables includes premium balances receivable, amounts due from agents and brokers and insureds, trade receivables for AIGFP and other receivables. Trade receivables for AIGFP include receivables from derivative counterparties. The allowance for doubtful accounts on premiums and other receivables was  $537 million and  $578 million at December 31, 2009 and 2008, respectively.

    (g)  Reinsurance assets — net:  Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of AIG's reinsurance agreements for paid and unpaid losses and loss expenses, ceded unearned premiums and ceded future policy benefits for life and accident and health insurance contracts and benefits paid and unpaid. Amounts related to paid and unpaid losses and benefits and loss expenses with respect to these reinsurance agreements are substantially collateralized. The allowance for doubtful accounts on reinsurance assets was  $440 million and  $425 million at December 31, 2009 and 2008, respectively.

    (h)  Deferred policy acquisition costs:  Policy acquisition costs represent those costs, including commissions, premium taxes and other underwriting expenses that vary with and are primarily related to the acquisition of new business.

    Short-duration insurance contracts:  Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is not anticipated in assessing the recoverability of DAC.

    Long-duration insurance contracts:  Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. If estimated gross profits change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

    The DAC for investment-oriented products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on fixed maturity and equity securities available for sale that is credited or charged directly to Accumulated other comprehensive income (loss).

    Value of Business Acquired (VOBA) is determined at the time of acquisition and is reported in the Consolidated Balance Sheet with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the estimated gross profits to date for each period.

    Beginning in 2008, for contracts accounted for at fair value, policy acquisition costs are expensed as incurred and not deferred or amortized.

    (i)  Real estate and other fixed assets — net:  The costs of buildings and furniture and equipment are depreciated principally on the straight-line basis over their estimated useful lives (maximum of 40 years for buildings and ten years for furniture and equipment). Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated. AIG periodically assesses the carrying value of its real estate for purposes of determining any asset impairment.

    Also included in Real Estate and Other Fixed Assets are capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over a period generally not exceeding five years.

    Real estate, fixed assets and other long-lived assets are assessed for impairment when impairment indicators exist.

    Accumulated depreciation on real estate and other fixed assets was  $5.4 billion and  $5.8 billion at December 31, 2009 and 2008, respectively.

    (j)  Unrealized gain and Unrealized loss on swaps, options and forward transactions:  Interest rate, currency, equity and commodity swaps, credit contracts (including AIGFP's super senior credit default swap portfolio), swaptions, options and forward transactions are accounted for as derivatives recorded on a trade-date basis, and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. In certain instances, when income is not recognized at inception of the contract, income is recognized over the life of the contract and as observable market data becomes available. Aggregate asset or liability positions are netted on the Consolidated Balance Sheet to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted by AIG with counterparties in conjunction with these transactions is reported as a reduction of the corresponding net derivative liability, while cash collateral received by AIG in conjunction with these transactions is reported as a reduction of the corresponding net derivative asset.

    (k)  Goodwill:  Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually, or more frequently if circumstances indicate an impairment may have occurred. During 2009, AIG performed goodwill impairment tests at March 31, June 30, September 30, and December 31, 2009.

    The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured and recorded. Impairment is tested at the reporting unit level or, when all reporting units that comprise an operating segment have similar economic characteristics, impairment is tested at the operating segment level.

    Management initially assesses the potential for impairment by estimating the fair value of each of AIG's reporting units or operating segments and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit's fair value may be based on one or a combination of approaches including market-based earning multiples of the unit's peer companies, discounted expected future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test. As part of the impairment test, management compares the sum of the estimated fair values of all of AIG's reporting units with AIG's market capitalization as a basis for concluding on the reasonableness of the estimated reporting unit fair values.

    If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment charge recognized in income, if any, is measured as the excess of the carrying value of goodwill over the estimated fair value of the goodwill. The estimated fair value of the goodwill is measured as the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit's assets and liabilities in a hypothetical business combination.

The following table presents the changes in goodwill by reportable segment:

(in millions)	General Insurance	Domestic Life Insurance & Retirement Services	Foreign Life Insurance & Retirement Services(c)	Financial Services	Other	Total

Balance, December 31, 2007:
Goodwill – gross	$2,212	$1,302	$4,067	$712	$1,121	$9,414
Accumulated impairments	-	-	-	-	-	-

Net goodwill	2,212	1,302	4,067	712	1,121	9,414

Increase (decrease) due to:
Goodwill impairments	(1,196)	(1,220)	-	(791)	(878)	(4,085)
Acquisition	-	-	-	79	-	79
Sales of business units	-	-	-	-	-	-
Consolidation/Deconsolidation(a)	243	-	-	-	10	253
Other(b)	(50)	(1)	480	-	1,001	1,430
Activity of discontinued operations	-	-	(139)	-	-	(139)

Balance, December 31, 2008:
Goodwill – gross	$2,405	$1,301	$4,408	$791	$2,132	$11,037
Accumulated impairments	(1,196)	(1,220)	-	(791)	(878)	(4,085)

Net goodwill	$1,209	$81	$4,408	$-	$1,254	$6,952

Increase (decrease) due to:
Goodwill impairments	-	(81)	-	-	(612)	(693)
Sales of business units	-	-	(1)	-	(82)	(83)
Consolidation/Deconsolidation(a)	-	-	(1)	-	(476)	(477)
Other(b)	75	-	445	-	1	521
Activity of discontinued operations	-	-	(9)	-	-	(9)
Reclassified to Assets of businesses held for sale	-	-	-	-	(16)	(16)

Balance, December 31, 2009:
Goodwill – gross	$2,480	$1,301	$4,842	$791	$1,559	$10,973
Accumulated impairments	(1,196)	(1,301)	-	(791)	(1,490)	(4,778)

Net goodwill	$1,284	$-	$4,842	$-	$69	$6,195

(a)
Represents increase/decrease in AIG's ownership of consolidated investments.

(b)
Primarily represents foreign exchange translation and purchase price adjustments (PPA), including a PPA of approximately  $1 billion related to a proprietary investment in 2008.

(c)
Includes approximately  $3.3 billion of goodwill related to ALICO at December 31, 2009.

    (l)  Other assets:  Other assets consists of a prepaid commitment fee asset related to the FRBNY Credit Agreement, prepaid expenses, including deferred advertising costs, sales inducement assets, deposits, other deferred charges and intangible assets other than goodwill. The prepaid commitment fee asset related to the FRBNY Credit Agreement is being amortized as interest expense ratably over the five-year term of the agreement, accelerated for actual pay-downs that reduce the total credit available. Based on the level of completed and contemplated transactions that will give rise to mandatory prepayments, AIG estimates that the total credit available will be reduced to zero before maturity, and thus the asset will be fully amortized prior to maturity of the FRBNY Credit Agreement. The actual amortization period will depend upon the timing of such transactions and the values realized.

    Certain direct response advertising costs are deferred and amortized over the expected future benefit period. When AIG can demonstrate that its customers have responded specifically to direct-response advertising, the primary purpose of which is to elicit sales to customers, and when it can be shown such advertising results in probable future economic benefits, the advertising costs are capitalized. Deferred advertising costs are amortized on a cost-pool-by-cost-pool basis over the expected future economic benefit period and are reviewed regularly for recoverability. Deferred advertising costs totaled  $207 million and  $640 million at December 31, 2009 and 2008, respectively. The amount of expense amortized into income was  $173 million,  $483 million and  $395 million, for the years ended 2009, 2008 and 2007, respectively.

    AIG offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contractholder are recognized as part of the liability for policyholders' contract deposits in the Consolidated Balance Sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and AIG must demonstrate that such amounts are incremental to amounts AIG credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The deferred bonus interest and other deferred sales inducement assets totaled  $1.3 billion and  $1.8 billion at December 31, 2009 and 2008, respectively. The amortization expense associated with these assets is reported within Policyholder benefits and claims incurred in the Consolidated Statement of Income. Such amortization expense totaled  $216 million,  $1 million and  $126 million for the years ended December 31, 2009, 2008 and 2007, respectively.

    All commodities are recorded at the lower of cost or fair value. The exposure to market risk may be reduced through the use of forwards, futures and option contracts. Lower of cost or fair value reductions in commodity positions and unrealized gains and losses in related derivatives are reflected in Other income.

    See Note 11 herein for a discussion of derivatives.

    (m)  Separate accounts:  Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of AIG. The liabilities for these accounts are equal to the account assets.

    (n)  Liability for unpaid claims and claims adjustment expense:  Claims and claims adjustment expenses are charged to income as incurred. The liability for unpaid claims and claims adjustment expense represents the accumulation of estimates for unpaid reported losses and includes provisions for losses incurred but not reported. The methods of determining such estimates and establishing resulting reserves, including amounts relating to allowances for estimated unrecoverable reinsurance, are reviewed and updated. If the estimate of reserves is determined to be inadequate or redundant, the increase or decrease is reflected in income. AIG discounts its loss reserves relating to workers' compensation business written by its U.S. domiciled subsidiaries as permitted by the domiciliary statutory regulatory authorities.

    (o)  Future policy benefits for life and accident and health contracts and Policyholder contract deposits:  The liability for future policy benefits and policyholder contract deposits are established using assumptions described in Note 12 herein. Future policy benefits for life and accident and health insurance contracts include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Also included in Future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Policyholder contract deposits include AIG's liability for (a) certain guarantee benefits accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts that AIG has elected to account for at fair value beginning in 2008.

    See Note 5 herein for additional fair value disclosures.

    (p)  Other policyholder funds:  Other policyholder funds are reported at cost and include any policyholders' funds on deposit that encompass premium deposits and similar items.

    (q)  Securities and spot commodities sold but not yet purchased, at fair value:  Securities and spot commodities sold but not yet purchased represent sales of securities and spot commodities not owned at the time of sale. The obligations arising from such transactions are recorded on a trade-date basis and carried at fair value. Also included are obligations under gold leases, which are accounted for as a debt host with an embedded gold derivative. Beginning January 1, 2008, AIGFP elected the fair value option for these debt host contracts.

    (r)  Other liabilities:  Other liabilities consist of other funds on deposit, and other payables. AIG has entered into certain insurance and reinsurance contracts, primarily in its General Insurance segment, that do not contain sufficient insurance risk to be accounted for as insurance or reinsurance. Accordingly, the premiums received on such contracts, after deduction for certain related expenses, are recorded as deposits within Other liabilities in the Consolidated Balance Sheet. Net proceeds of these deposits are invested and generate Net investment income. As amounts are paid, consistent with the underlying contracts, the deposit liability is reduced. Also included in Other liabilities are trade payables for AIGFP which include option premiums received and payables to counterparties that relate to unrealized gains and losses on futures, forwards, and options and balances due to clearing brokers and exchanges.

    (s)  Commercial Paper and Extendible Commercial Notes and Long-Term Debt:  AIG's funding consists, in part, of medium and long-term debt and commercial paper. Commercial paper, when issued at a discount, is recorded at the proceeds received and accreted to its par value. Long-term debt is carried at the principal amount borrowed, net of unamortized discounts or premiums. See Note 14 herein for additional information. Long-term debt also includes liabilities connected to trust preferred stock principally related to outstanding securities issued by AIG Life Holdings (US), Inc. (AIGLH), a wholly owned subsidiary of AIG. Cash distributions on such preferred stock are accounted for as interest expense.

    (t)  FRBNY Credit Facility and Commercial Paper Funding Facility:  In 2008, AIG obtained funding under the FRBNY Credit Facility and the CPFF. Amounts borrowed under the FRBNY Credit Facility and the CPFF are carried at the principal amount borrowed, and in the case of the FRBNY Credit Facility, also include accrued compounding interest and fees, except for AIGFP's CPFF borrowings which are carried at fair value.

    (u)  Contingent Liabilities:  Amounts are accrued for the resolution of claims that have either been asserted or are deemed probable of assertion if, in the opinion of management, it is both probable that a liability has been incurred and the amount of the liability can be reasonably estimated. In many cases, it is not possible to determine whether a liability has been incurred or to estimate the ultimate or minimum amount of that liability until years after the contingency arises, in which case, no accrual is made until that time.

    (v)  Foreign Currency:  Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Functional currency assets and liabilities are translated into U.S. dollars generally using rates of exchange prevailing at the balance sheet date of each respective subsidiary and the related translation adjustments are recorded as a separate component of Accumulated other comprehensive income (loss), net of any related taxes, in consolidated shareholders' equity. Functional currencies are generally the currencies of the local operating environment. Income statement accounts expressed in functional currencies are translated using average exchange rates during the period. The adjustments resulting from translation of financial statements of foreign entities operating in highly inflationary economies are recorded in income. Exchange gains and losses resulting from foreign currency transactions are recorded in income.

    (w)  Noncontrolling Interests:

    Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York: Represents preferred interests in two wholly-owned SPVs formed to hold all the common stock of AIA and ALICO. The preferred interests were measured at fair value on their issuance date. AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a  $25 billion reduction of the FRBNY Credit Facility. The preferred interests have a liquidation preference of  $25 billion and have a preferred return of 5 percent per year compounded quarterly through September 22, 2013 and 9 percent thereafter. The preferred return is reflected in Income (loss) from continuing operations attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the FRBNY in the Consolidated Statement of Income (Loss). The difference between the preferred interests' fair value and the initial liquidation preference will be amortized and included in Income (loss) from continuing operations attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the FRBNY.

    Other Noncontrolling interests: Includes the equity interest of outside shareholders in AIG's consolidated subsidiaries and includes the preferred shareholders' equity in outstanding preferred stock of ILFC, a wholly owned subsidiary of AIG. Cash distributions on such preferred stock or interest are accounted for as interest expense. This preferred stock consists of 1,000 shares of market auction preferred stock (MAPS) in two series (Series A and B) of 500 shares each. Each of the MAPS shares has a liquidation value of  $100,000 per share and is not convertible. The dividend rate, other than the initial rate, for each dividend period for each series is reset approximately every seven weeks (49 days) on the basis of orders placed in an auction. At December 31, 2009, the dividend rate for each of the Series A and Series B MAPS was 0.44 percent.

    (x) Earnings (Loss) per Share: Basic earnings or loss per share and diluted loss per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic earnings per share plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits.

    See Note 16 herein for additional earnings (loss) per share disclosures.

    (y) Recent Accounting Standards:

Accounting Changes

    AIG adopted the following accounting standards during 2007:

Deferred Acquisition Costs

    In September 2005, the American Institute of Certified Public Accountants issued an accounting standard that provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in the accounting standard for certain long-duration contracts issued by insurance enterprises. The statement defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract.

    The statement became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date. In the first quarter of 2007, AIG recorded a cumulative effect reduction of  $82 million, net of tax, to the opening balance of retained earnings on the date of adoption. This adoption reflected changes in unamortized DAC, VOBA, deferred sales inducement assets, unearned revenue liabilities and future policy benefits for life and accident and health insurance contracts resulting from a shorter expected life related to certain group life and health insurance contracts and the effect on the gross profits of investment-oriented products related to previously anticipated future internal replacements. This cumulative effect adjustment affected only the domestic and foreign life insurance & retirement services operations.

Uncertainty in Income Taxes

    In July 2006, the FASB issued an accounting standard which clarifies the accounting for uncertainty in income tax positions. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. AIG adopted the standard on January 1, 2007. Upon adoption, AIG recognized a  $71 million increase in the liability for unrecognized tax benefits, which was accounted for as a decrease to opening retained earnings as of January 1, 2007. See Note 21 herein for additional disclosures.

Accounting for Change In Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction

    In July 2006, the FASB issued an accounting standard that addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any uncertain tax position related to the lease. AIG adopted the standard on January 1, 2007. Upon adoption, AIG recorded a  $50 million decrease in the opening balance of retained earnings, net of tax, to reflect the cumulative effect of this change in accounting.

    AIG adopted the following accounting standards during 2008:

Fair Value Measurements

    In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard nullifies the guidance that precluded the recognition of a trading profit at the inception of a derivative contract unless the fair value of such contract was obtained from a quoted market price or other valuation technique incorporating observable market data. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The fair value measurement and related disclosure guidance in the standard do not apply to fair value measurements associated with AIG's share-based employee compensation awards.

    AIG adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The cumulative effect, net of taxes, of adopting the standard on AIG's Consolidated Balance Sheet was an increase in retained earnings of  $4 million.

    The most significant effect of adopting the standard on AIG's consolidated results of operations for 2008 related to changes in fair value methodologies with respect to both liabilities already carried at fair value, primarily hybrid notes and derivatives, and newly elected liabilities measured at fair value. Specifically, the incorporation of AIG's own credit spreads and the incorporation of explicit risk margins (embedded policy derivatives at transition only) resulted in a increase in pre-tax loss of  $1.8 billion ( $1.2 billion after tax) for 2008. The effects of the changes in AIG's own credit spreads on pre-tax income for AIGFP was an increase of  $1.4 billion for 2008. The effect of the changes in counterparty credit spreads for assets measured at fair value at AIGFP was a decrease in pre-tax income of  $10.7 billion for 2008.

    See Note 5 herein for additional disclosures.

Fair Value Option

    In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that give rise to a new basis of accounting for that instrument.

    AIG adopted the standard on January 1, 2008, its required effective date. The adoption of the standard with respect to elections made in the Domestic and Foreign Life Insurance & Retirement Services segments resulted in an after-tax decrease to 2008 opening retained earnings of  $559 million. The adoption of this standard with respect to elections made by AIGFP resulted in an after-tax decrease to 2008 opening retained earnings of  $448 million. Included in this amount are net unrealized gains of  $105 million that were reclassified to retained earnings from accumulated other comprehensive income (loss) related to available for sale securities recorded in the consolidated balance sheet at January 1, 2008 for which the fair value option was elected.

    See Note 5 herein for additional fair value disclosures.

Fair Value Measurements and Fair Value Option

The following table summarizes the after-tax increase (decrease) from adopting the accounting standards on Fair Value Measurements and Fair Value Option on the opening shareholders' equity accounts:

At January 1, 2008 (in millions)	Accumulated Other Comprehensive Income/(Loss)	Retained Earnings	Cumulative Effect of Accounting Changes

Fair Value Measurements	$-	$4	$4
Fair Value Option	(105)	(1,007)	(1,112)

Cumulative effect of change in accounting principles	$(105)	$(1,003)	$(1,108)

Offsetting of Amounts Related to Certain Contracts

    In April 2007, the FASB issued an accounting standard that permitted companies to offset cash collateral receivables or payables against derivative instruments under certain circumstances. AIG adopted the provisions of the standard effective January 1, 2008, which requires retrospective application to all prior periods presented. At December 31, 2008, the amounts of cash collateral received and posted that were offset against net derivative positions totaled  $7.1 billion and  $19.2 billion, respectively. The cash collateral received and paid related to AIGFP derivative instruments was previously recorded in Other liabilities and Premiums and other receivables. Cash collateral received related to non-AIGFP derivative instruments was previously recorded in Other liabilities.

Disclosures about Credit Derivatives and Certain Guarantees

    In September 2008, the FASB issued an accounting standard that requires additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument. The standard also requires an additional disclosure about the current status of the payment/performance risk of a guarantee. The additional disclosures are included in Note 11 herein.

Fair Value of Financial Assets in Inactive Markets

    In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. AIG adopted this guidance in the third quarter of 2008. The effects of adopting this standard on AIG's consolidated financial condition and results of operations were not material.

Disclosures about Transfers of Financial Assets and Variable Interest Entities

    In December 2008, the FASB issued an accounting standard that amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The standard was effective for interim and annual periods ending after December 15, 2008. Adoption of the standard did not affect AIG's financial condition, results of operations or cash flow, as only additional disclosures were required. The additional disclosures are included in Note 10 herein.

Amendment to Impairment Guidance

    In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. AIG adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on AIG's consolidated financial condition and results of operations were not material.

    AIG adopted the following accounting standards during 2009:

Business Combinations

    In December 2007, the FASB issued an accounting standard that changed the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations; requiring an acquirer to recognize 100 percent of the fair value of certain assets acquired, liabilities assumed, and noncontrolling (i.e., minority) interests; and recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in earnings, among other changes.

    AIG adopted the new business combination standard for business combinations for which the acquisition date is on or after January 1, 2009. The adoption of the new standard did not have a material effect on AIG's consolidated financial position, results of operations or cash flows at and for the year ended December 31, 2009, but will affect the future accounting for business combinations, if any, as well as goodwill impairment assessments.

Noncontrolling Interests in Consolidated Financial Statements

    In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the Consolidated Balance Sheet as a separate component of equity, or in the mezzanine section of the Consolidated Balance Sheet (between liabilities and equity) if such interests do not qualify for "permanent equity" classification. The new standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the Consolidated Statement of Income (Loss). The noncontrolling interests' share of subsidiary income (loss) should be reported as a part of consolidated Net income (loss) with disclosure of the attribution of consolidated Net income (loss) to the controlling and noncontrolling interests on the face of the Consolidated Statement of Income (Loss).

    AIG adopted the new standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The Consolidated Statement of Income (loss) for the years ended December 31, 2008 and 2007 have been retrospectively recast to include net income (loss) attributable to both the controlling and noncontrolling interests. Of the  $10.0 billion minority interest on the Consolidated Balance Sheet at December 31, 2008,  $1.9 billion was reclassified from minority interest liability to Redeemable noncontrolling interests in partially owned consolidated subsidiaries and  $8.1 billion was reclassified to a separate component of total equity entitled Noncontrolling interests.

    For the year ended December 31, 2009, the Noncontrolling interests balance declined by  $4.4 billion, of which  $1.4 billion related to the deconsolidation of Transatlantic in the second quarter of 2009 following the public offering of 29.9 million shares of Transatlantic common stock, after which AIG retained 13.9 percent of Transatlantic common stock outstanding. AIG recognized a pre-tax loss of  $497 million related to the deconsolidation of Transatlantic. AIG also restructured certain relationships within the Institutional Asset Management business in the second quarter of 2009, resulting in the deconsolidation of a subsidiary and a related decline in goodwill of  $476 million and noncontrolling interests of  $1.9 billion for the year ended December 31, 2009, due to deconsolidation of certain entities.

    Noncontrolling interests also includes junior and senior non-voting, callable preferred interests issued in connection with the  $25 billion reduction in the outstanding balance and maximum borrowing commitment under the FRBNY Credit Facility. See Note 16 herein for further discussion.

Disclosures about Derivative Instruments and Hedging Activities

    In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (a) how and why AIG uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect AIG's consolidated financial condition, results of operations, and cash flows. AIG adopted the new standard on January 1, 2009. See Note 11 herein for related disclosures.

Accounting for Transfers of Financial Assets and Repurchase Financing Transactions

    In February 2008, the FASB issued an accounting standard that requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met. AIG adopted the new standard for new transactions entered into from that date forward. The adoption of the new standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock

    In June 2008, the FASB issued an accounting standard that addresses how to determine whether a financial instrument (or embedded feature) is indexed to an entity's own stock and therefore may not be accounted for as a derivative instrument. AIG adopted the new standard on January 1, 2009, which resulted in a  $15 million cumulative effect adjustment to opening Accumulated deficit and a  $91 million reduction in Additional paid-in capital.

Interim Disclosures about Fair Value of Financial Instruments

    In April 2009, the FASB issued an accounting standard that requires companies to disclose in interim financial statements information about the fair value of financial instruments (including methods and significant assumptions used). The standard also requires the disclosures of summarized financial information for interim reporting periods. AIG adopted the new standard on April 1, 2009.

Recognition and Presentation of Other-Than-Temporary Impairments

    In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 6 herein for the expanded disclosures.

    AIG adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase AIG shareholders' equity by  $2.5 billion as of April 1, 2009, consisting of a decrease in Accumulated deficit of  $11.8 billion and an increase to Accumulated other comprehensive loss of  $9.3 billion, net of tax. The net increase in AIG's shareholders' equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 21 herein). The cumulative effect adjustment resulted in an increase of approximately  $16 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of deferred policy acquisition costs (DAC) and sales inducements assets (SIA).

    The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in AIG's accounting policy for other-than-temporary impairments (see Note 6 herein for a more detailed discussion of the changes in policy):

•
Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

•
The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

•
For fixed maturity securities that are not deemed to be credit-impaired, AIG is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where AIG has the intent to sell the fixed maturity security or it is more likely than not that AIG will be required to sell the security prior to recovery.

The following table presents the components of the change in AIG shareholders' equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

(in billions)	Accumulated Deficit	Accumulated Other Comprehensive Loss	AIG Shareholders' Equity

Increase (decrease) to:
Net effect of the increase in amortized cost of available for sale fixed maturity securities	$16.1	$(16.1)	$-
Net effect of related DAC, SIA and other insurance balances	(1.8)	1.8	-
Net effect on deferred income tax assets	(2.5)	5.0	2.5

Net increase in AIG shareholders' equity	$11.8	$(9.3)	$2.5

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

    In April 2009 the FASB issued an accounting standard that provides guidance for estimating the fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Employers' Disclosures about Postretirement Benefit Plan Assets

    In December 2008, the FASB issued an accounting standard that requires more detailed disclosures about an employer's plan assets, including the employer's investment strategies, major categories of plan assets, concentrations of risk within plan assets, and valuation techniques used to measure the fair values of plan assets. The new standard was effective for fiscal years ending after December 15, 2009. The adoption of the new standard had no effect on AIG's consolidated financial condition, results of operations or cash flows. See Note 19 herein for disclosures.

Measuring Liabilities at Fair Value

    In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The new standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The new standard was effective beginning October 1, 2009 for AIG. The adoption of the new standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

    In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the new standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows. See Note 5 herein for disclosure.

Accounting and Reporting for Decreases in Ownership of a Subsidiary

    In January 2010, the FASB issued an accounting standard that clarifies that the partial sale and deconsolidation provisions of the accounting standards addressing consolidation should be applied to (1) a business that is not in the legal form of a subsidiary, (2) transactions with equity method investees and joint ventures, (3) exchanges of groups of assets that constitute businesses for noncontrolling interests in other entities, (4) the deconsolidation of a subsidiary that does not qualify as a business if the substance of the transaction is not addressed directly by other guidance, and that the accounting standards addressing consolidation do not apply to the sales of in-substance real estate. The adoption of the new standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Future Application of Accounting Standards

Accounting for Transfers of Financial Assets

    In June 2009, the FASB issued an accounting standard addressing transfers of financial assets that removes the concept of a qualifying special-purpose entity (QSPE) from the FASB Accounting Standards Codification and removes the exception from applying the consolidation rules to QSPEs. The new standard is effective for interim and annual periods beginning on January 1, 2010 for AIG. Earlier application is prohibited. AIG expects adoption of this standard will increase both assets and liabilities by approximately  $1.3 billion as a result of consolidating two previously unconsolidated QSPEs. AIG does not expect the effect of adopting this new standard on its results of operations or cash flows to be material.

Consolidation of Variable Interest Entities

    In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for AIG. Earlier application is prohibited. AIG expects adoption of this standard will increase assets, liabilities, noncontrolling interest and retained earnings by approximately  $8.8 billion,  $7.4 billion,  $1.2 billion, and  $200 million, respectively, as a result of consolidating previously unconsolidated VIEs. AIG does not expect the effect of adopting this new standard on its results of operations or cash flows to be material.

Discontinued Operations and Held-For-Sale Classification	12 Months Ended
Dec. 31, 2009
Discontinued Operations and Held-For-Sale Classification
Discontinued Operations and Held-For-Sale Classification

2. Discontinued Operations and Held-For-Sale Classification

Discontinued Operations

    As discussed in Note 1 herein, during the first quarter of 2010, AIG entered into an agreement to sell ALICO for approximately  $15.5 billion which met the criteria for held-for-sale and discontinued operations accounting. As a result, ALICO's results are included in discontinued operations in AIG's Consolidated Statement of Income (Loss) and Cash Flows for all periods shown. ALICO's assets and liabilities were not reclassified to the held for sale lines on the Consolidated Balance Sheet as this business was not deemed to be held for sale at December 31, 2009.

    On October 12, 2009, AIG entered into an agreement to sell its 97.57 percent share of Nan Shan Life Insurance Company, Ltd. (Nan Shan) for approximately  $2.15 billion. This transaction also met the criteria for held-for-sale and discontinued operations accounting. As a result, Nan Shan's results are included in discontinued operations in AIG's Consolidated Statement of Income (Loss) and Cash Flows for all periods shown and its assets and liabilities are presented separately as single line items in the asset and liability sections of the Consolidated Balance Sheet at December 31, 2009.

    In accordance with the terms of the FRBNY Credit Facility, net proceeds from dispositions, after taking into account taxes and transaction expenses, to the extent such proceeds do not represent capital of AIG's insurance subsidiaries required for regulatory or ratings purposes, are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments unless otherwise agreed with the FRBNY. As a result of restructuring activities with respect to Nan Shan's immediate parent in the second quarter of 2010, the net proceeds from the sale of Nan Shan will no longer be required for rating or regulatory purposes of AIG's insurance company subsidiaries. Therefore, it is now anticipated that a mandatory prepayment from net proceeds will be required upon closing. The mandatory prepayment will reduce the amount available to be borrowed under the FRBNY Credit Facility by the same amount as the prepayment. In conjunction with this anticipated prepayment, an allocation of interest expense, including periodic amortization of the prepaid commitment fee asset, is included in Income (loss) from discontinued operations, net of income tax expense (benefit), of  $185 million and  $115 million for the years ended December 31, 2009 and 2008, respectively.

    The interest expense allocated to discontinued operations was based on the gross proceeds of  $2.15 billion less the escrow deposit multiplied by the daily interest rate on the FRBNY Credit Facility for each respective period. The periodic amortization of the prepaid commitment fee allocated to discontinued operations was determined based on the ratio of funds committed to repay the FRBNY Credit Facility to the total available amount under the FRBNY Credit Facility.

    On June 3, 2010, AIG entered into a  $325 million escrow agreement with the purchasers of Nan Shan, whereby on the closing of the sale, the purchasers will deposit  $325 million of the  $2.15 billion purchase price into an escrow account for possible use by Nan Shan if its risk based capital ratio falls below 200 percent during the four-year period after the closing of the sale. Remaining amounts in escrow will be released to AIG at the end of that period.

    On June 21, 2010, AIG and the buyers agreed to extend the agreement to sell deadline to purchase Nan Shan to October 12, 2010 to allow more time for regulatory approval. AIG expects each of these sales to close in 2010. Each of these companies previously had been a component of the Foreign Life Insurance & Retirement Services reportable segment.

A summary of income (loss) from discontinued operations is as follows:

Years Ended December 31, (in millions)	2009	2008	2007

Premiums and other considerations	$14,797	$17,313	$14,989
Net investment income	6,465	1,578	6,407
Net realized capital losses	(195)	(5,940)	(386)
Other income	(1)	(1)	-
Benefits, claims and expenses	18,869	16,409	17,996

Income (loss) from discontinued operations	2,197	(3,459)	3,014
Loss on sale of Nan Shan	(2,758)	-	-

Income (loss) from discontinued operations, before income tax expense (benefit)	(561)	(3,459)	3,014

Income tax expense (benefit)	(1,610)	882	934

Income (loss) from discontinued operations, net of tax	$1,049	$(4,341)	$2,080

Held-for-Sale Transactions

    On July 28, 2009, AIG entered into an agreement to combine its consumer finance business in Poland, conducted through AIG Bank Polska S.A., into the Polish consumer finance business of Santander Consumer Finance S.A. (SCB). In exchange, AIG will receive an equity interest in SCB. The closing is expected to occur in the first quarter of 2010. This transaction met the criteria for held-for-sale accounting and, as a result, its assets and liabilities are included as single line items in the asset and liability sections of the Consolidated Balance Sheet at December 31, 2009. AIG Bank Polska is a component of the Financial Services reportable segment.

    On September 5, 2009, AIG entered into an agreement to sell its investment advisory and third party asset management businesses for total consideration consisting of a cash payment determined at closing based on the net assets of the business being sold plus contingent consideration. This transaction met the criteria for held-for-sale accounting. As a result, its assets and liabilities are included as single line items in the asset and liability sections of the Consolidated Balance Sheet at December 31, 2009. These businesses are a component of the Noncore Asset Management business.

A summary of assets and liabilities held for sale at December 31, 2009 is as follows:

(in millions)	2009

Assets:
Fixed maturity securities	$34,495
Equity securities	2,947
Mortgage and other loans receivable, net	3,997
Other invested assets	4,256
Short-term investments	3,501
Deferred policy acquisition costs	3,322
Separate account assets	3,467
Other assets	394

Total assets of businesses held for sale	$56,379

Liabilities:
Future policy benefits for life and accident and health insurance contracts	$38,023
Policyholder contract deposits	3,133
Separate account liabilities	3,467
Other liabilities	3,976

Total liabilities of businesses held for sale	$48,599

Restructuring	12 Months Ended
Dec. 31, 2009
Restructuring
Restructuring

3. Restructuring

    Since September 2008, AIG has been working to execute an orderly disposition plan of non-core businesses and assets, protect and enhance the value of its key businesses, and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish this over a longer time frame than originally contemplated.

    Successful execution of the restructuring plan involves significant separation activities. Accordingly, in 2008 AIG established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan. Additionally, given the market disruption in the first quarter of 2008, AIGFP established a retention plan for its employees to manage and unwind its complex businesses. Other major activities include the separation of shared services, corporate functions, infrastructure and assets among business units.

    In connection with its restructuring and separation activities, AIG expects to incur significant expenses, including legal, banking, accounting, consulting and other professional fees. In addition, AIG is contractually obligated to reimburse or advance certain professional fees and other expenses incurred by the FRBNY and the trustees of the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (Trust).

    Based on AIG's announced plans, AIG has made estimates of these expenses, although for some restructuring and separation activities estimates cannot be reasonably made due to the evolving nature of the plans and the uncertain timing of the transactions involved. Future reimbursement or advancement payments to the FRBNY and the trustees cannot reasonably be estimated by AIG. Even for those expenses that have been estimated, actual expenses will vary depending on the identity of the ultimate purchasers of the divested entities or counterparties to transactions, the transactions and activities that ultimately are consummated or undertaken, and the ultimate time period over which these activities occur.

    For those restructuring and separation expenses that have been incurred or can be reasonably estimated, the total expenses incurred and expected to be incurred are approximately  $2.6 billion at December 31, 2009, as set forth in the table below. This amount excludes expenses that could not be reasonably estimated at December 31, 2009, as well as any expenses (principally professional fees) that are expected to be capitalized. With respect to the FRBNY and the trustees of the Trust, this amount includes only actual reimbursement and advancement payments made through December 31, 2009.

Restructuring expenses and related asset impairment and other expenses by reportable segment consisted of the following:

(in millions)	General Insurance	Domestic Life Insurance & Retirement Services	Foreign Life Insurance & Retirement Services	Financial Services	Other(a)	Total

Year Ended December 31, 2009
Restructuring expenses	$2	$33	$101	$187	$443	$766
Separation expenses	181	60	85	111	71	508

Total	$183	$93	$186	$298	$514	$1,274

Year Ended December 31, 2008
Restructuring expenses	$-	$3	$8	$91	$200	$302
Separation expenses	84	55	6	247	93	485

Total	$84	$58	$14	$338	$293	$787

Cumulative amounts incurred since inception of restructuring plan	$267	$151	$200	$636	$807	$2,061

Total amounts expected to be incurred(b)	$314	$173	$423	$704	$956	$2,570

(a)
Primarily includes professional fees related to (i) disposition activities and (ii) AIG's transactions with the FRBNY and the Department of the Treasury.

(b)
Includes cumulative amounts incurred and future amounts to be incurred that can be reasonably estimated at December 31, 2009. Foreign Life Insurance and Retirement Services includes  $176 million of costs related to discontinued operations.

A rollforward of the restructuring liability, reported in Other liabilities on AIG's Consolidated Balance Sheet, for the years ended December 31, 2009 and 2008, the cumulative amounts incurred since inception of the restructuring plan, and the total amounts expected to be incurred are summarized as follows:

(in millions)	Severance Expenses(a)	Contract Termination Expenses	Asset Write- Downs	Other Exit Expenses(b)	Subtotal Restructuring Expenses	Separation Expenses(c)	Total Restructuring and Separation Expenses

Year Ended December 31, 2009
Balance, beginning of year	$77	$27	$-	$87	$191	$284	$475
Additional charges	150	41	129	442	762	521	1,283
Cash payments	(96)	(29)	-	(444)	(569)	(578)	(1,147)
Non-cash items(d)	(10)	(31)	(129)	(1)	(171)	52	(119)
Changes in estimates	13	11	-	(20)	4	(13)	(9)
Activity of discontinued operations	(5)	1	-	17	13	95	108
Reclassified to Liabilities of businesses held for sale	(4)	-	-	-	(4)	(1)	(5)

Balance, end of year	$125	$20	$-	$81	$226	$360	$586

Cumulative amounts incurred since inception of restructuring plan	$247	$79	$180	$562	$1,068	$993	$2,061

Total amounts expected to be incurred(e)	$250	$115	$180	$757	$1,302	$1,268	$2,570

Year Ended December 31, 2008
Balance, beginning of year	$-	$-	$-	$-	$-	$-	$-
Additional charges	84	27	51	140	302	485	787
Cash payments	(12)	-	-	(53)	(65)	(218)	(283)
Non-cash items(d)	-	-	(51)	-	(51)	-	(51)
Activity of discontinued operations	5	-	-	-	5	17	22

Balance, end of year	$77	$27	$-	$87	$191	$284	$475

Total amounts expected to be incurred(e)	$164	$106	$51	$585	$906	$1,031	$1,937

(a)
Restructuring expenses included  $66 million in 2009 and  $44 million in 2008 for retention awards for employees expected to be terminated.
(b)
Primarily includes professional fees related to (i) disposition activities, (ii) AIG's capital restructuring program with the FRBNY and the Department of the Treasury and (iii) unwinding most of AIGFP's businesses and portfolios.

(c)
Separation expenses included  $380 million in 2009 and  $483 million in 2008 for retention awards for key employees.

(d)
Primarily represents asset impairment charges, foreign currency translation and reclassification adjustments.

(e)
Includes cumulative amounts incurred and future amounts to be incurred that can be reasonably estimated at the balance sheet date.

Segment Information	12 Months Ended
Dec. 31, 2009
Segment Information
Segment Information

4. Segment Information

    AIG reports the results of its operations through four reportable segments: General Insurance, Domestic Life Insurance & Retirement Services, Foreign Life Insurance & Retirement Services, and Financial Services. AIG evaluates performance based on pre-tax income (loss), excluding results from discontinued operations and net gains (losses) on sales of divested businesses, because AIG believes that this provides more meaningful information on how its operations are performing.

    During 2009, AIG realigned its financial reporting structure to reflect the effects of its restructuring activities on how management views and manages its businesses. Consequently, beginning in 2009, the results for Transatlantic, 21st Century Insurance Group and Agency Auto Division (excluding the results of the Private Client Group) (21st Century), and Mortgage Guaranty, previously reported as part of the General Insurance reportable segment, are now included in AIG's Other operations category. In addition, the historical results for HSB Group, Inc. (HSB) (which was sold on March 31, 2009), previously included within Commercial Insurance, are now classified as Non-core insurance operations and included in AIG's Other operations category. Prior period amounts have been revised to conform to the current presentation. As a result of dispositions, only Mortgage Guaranty is still reporting ongoing results of operations within Non-core insurance operations. Additionally, beginning in 2009 gains and losses on sales of divested businesses are recorded within AIG's other operations category.

    In order to better align financial reporting with the manner in which AIG's chief operating decision makers review the businesses to make decision about resources to be allocated and to assess performance, during 2009, the following changes were made to the Domestic Life Insurance & Retirement Services reportable segment and AIG's Other operations category. On September 5, 2009, AIG entered into an agreement to sell its investment advisory and third party Institutional Asset Management businesses. This sale will exclude those asset management businesses providing traditional fixed income asset and liability management for AIG's insurance company subsidiaries and the AIG Global Real Estate investment management business as well as proprietary real estate and private equity investments. AIG expects to continue relationships with the divested businesses for other investment management services used by its insurance company subsidiaries. As a result of the sale, results for these businesses are now included in AIG's Other operations category. Additionally, brokerage service commissions, other asset management fees, and investment income from GICs previously reported in the Asset Management segment are now included in Domestic Life Insurance & Retirement Services.

    Additionally, beginning in 2009 Foreign General Insurance and Foreign Life Insurance & Retirement Services results include the equity income (loss) from certain equity method investments, which were previously included as part of AIG's Other operations category.

    Prior periods have been revised for the above changes.

    The reportable segments and their respective operations are as follows:

    General Insurance: AIG's General Insurance subsidiaries write substantially all lines of commercial property and casualty insurance and various personal lines both domestically and abroad. Revenues in the General Insurance segment represent General Insurance net Premiums and other considerations earned, Net investment income and Net realized capital gains (losses). AIG's principal General Insurance operations are as follows:

    Commercial Insurance writes substantially all classes of business insurance in the U.S. and Canada, accepting such business mainly from insurance brokers.

    AIG's Foreign General insurance group writes both commercial and consumer lines of insurance through a network of branches and foreign based insurance subsidiaries. Foreign General insurance group uses various marketing methods and multiple distribution channels to write both commercial and consumer lines insurance with certain refinements for local laws, customs and needs. Foreign General insurance group operates in Asia, the Pacific Rim, Europe, the U.K., Africa, the Middle East and Latin America.

    Each of the General Insurance operating segments is comprised of groupings of major products and services as follows: Commercial Insurance is comprised of domestic commercial and personal lines insurance products and services; and Foreign General is comprised of general insurance products and services sold overseas.

    Life insurance & retirement services companies are comprised of two major groupings of products and services: insurance-oriented products and services and retirement savings products and services.

    Domestic Life Insurance & Retirement Services: AIG's Domestic Life Insurance & Retirement Services segment is comprised of several life insurance and retirement services businesses that market their products and services under the brands of American General, AGLA, VALIC, Western National, SunAmerica Retirement Markets, SunAmerica Mutual Funds, SunAmerica Affordable Housing Partners, FSC Securities, Royal Alliance and SagePoint Financial. The businesses offer a comprehensive suite of life insurance, retirement savings products and guaranteed income solutions through an established multi-channel distribution network that includes banks, national, regional and independent broker-dealers, career financial advisors, wholesale life brokers, insurance agents and a direct-to-consumer platform.

    AIG's Domestic Life Insurance businesses offer a broad range of protection products, including individual term and universal life insurance, and group life and health products. In addition, Domestic Life Insurance offers a variety of payout annuities, which include single premium immediate annuities, structured settlements and terminal funding annuities.

    Domestic Retirement Services businesses offer group retirement products and individual fixed and variable annuities. Certain previously acquired closed blocks and other fixed and variable annuity blocks that have been discontinued are reported as "runoff" annuities. Domestic Retirement Services also maintains a runoff block of Guaranteed Investment Contracts (GICs) that were written in (or issued to) the institutional market place prior to 2006.

    Foreign Life Insurance & Retirement Services: AIG's Foreign Life Insurance & Retirement Services operations include insurance and investment-oriented products such as whole and term life, investment- linked, universal life and endowments, personal accident and health products, group products including pension, life and health, and fixed annuities.

    The results of ALICO and the related interest expense on debt required to be repaid as a result of the disposition transactions associated with the FRBNY Credit Facility are included as discontinued operations for all periods presented. Prior to the classification as discontinued operations, ALICO was part of the Foreign Life Insurance & Retirement Services segment results. See Notes 1 and 3 herein for further discussion.

    AIG's principal Foreign Life Insurance & Retirement Services operations are American International Assurance Company, Limited (AIA), American International Reinsurance Company Limited (AIRCO), AIG Edison Life Insurance Company (AIG Edison Life) and AIG Star Life Insurance Co. Ltd. (AIG Star Life).

    Foreign Life Insurance & Retirement Services reports results through two operating segments: Japan and Asia.

    Financial Services: AIG's Financial Services subsidiaries engage in diversified activities including aircraft leasing, capital markets, consumer finance and insurance premium finance. Together, the Aircraft Leasing, Capital Markets and Consumer Finance operations generate the majority of the revenues produced by the Financial Services operations. A.I. Credit also contributes to Financial Services income principally by providing insurance premium financing for both AIG's policyholders and those of other insurers.

    AIG's Aircraft Leasing operations are the operations of ILFC, which generates its revenues primarily from leasing new and used commercial jet aircraft to foreign and domestic airlines. Revenues also result from the remarketing of commercial jet aircraft for ILFC's own account, and remarketing and fleet management services for airlines and other aircraft fleet owners.

    Capital Markets represents the operations of AIGFP, which engaged as principal in a wide variety of financial transactions, including standard and customized financial products involving commodities, credit, currencies, energy, equities and interest rates. AIGFP also invests in a diversified portfolio of securities and engaged in borrowing activities that involve issuing standard and structured notes and other securities and entering into GIAs. In late 2008, AIGFP began to unwind its businesses and portfolios, including those associated with credit protection written through credit default swaps on super senior risk tranches of diversified pools of loans and debt securities.

    Historically, AIG's Capital Markets operations derived a significant portion of their revenues from hedged financial positions entered into in connection with counterparty transactions. AIGFP has also participated as a dealer in a wide variety of financial derivatives transactions. Revenues and pre-tax income of the Capital Markets operations and the percentage change in these amounts for any given period are significantly affected by changes in the fair value of AIGFP's assets and liabilities and by the number, size and profitability of transactions entered into during that period relative to those entered into during the comparative period.

    AIG's Consumer Finance operations in North America are principally conducted through AGF. AGF derives most of its revenues from finance charges assessed on real estate loans, secured and unsecured non-real estate loans and retail sales finance receivables.

    AIG's foreign consumer finance operations are principally conducted through AIGCFG. AIGCFG operates primarily in emerging and developing markets. As of December 31, 2009, AIGCFG had operations in Argentina, Poland, Taiwan, India and Colombia.

    Other Operations: AIG's Other operations include interest expense, restructuring costs, expenses of corporate staff not attributable to specific reportable segments, expenses related to efforts to improve internal controls, corporate initiatives, certain compensation plan expenses, certain litigation related charges, corporate level net realized capital gains and losses and net gains and losses on sale of divested businesses.

    Additionally, Other operations include the results of the Noncore insurance and asset management businesses as a result of the realignment discussed above.

    Year-end identifiable assets presented in the following tables include assets of businesses held for sale at December 31, 2009.

The following table presents AIG's operations by reportable segment:

	Reportable Segments
(in millions)	General Insurance	Domestic Life Insurance & Retirement Services	Foreign Life Insurance & Retirement Services	Financial Services	Other(a)	Total	Consolidation and Eliminations	Consolidated

2009
Total revenues	$35,023	$11,366	$19,076	$9,576	$9,164	$84,205	$(2,082)	$82,123
Other-than-temporary impairment charges(b)	903	3,821	944	22	1,579	7,269	-	7,269
Interest expense	-	-	27	3,010	12,945	15,982	(801)	15,181
Depreciation and amortization	7,005	1,140	1,838	2,163	666	12,812	-	12,812
Pre-tax income (loss) from continuing operations	164	(1,179)	2,012	517	(15,768)	(14,254)	(608)	(14,862)
Capital expenditures	191	52	190	2,613	659	3,705	-	3,705
Year-end identifiable assets	154,733	245,607	307,883	132,821	151,748	992,792	(145,207)	847,585

2008
Total revenues	$33,793	$(19,634)	$8,765	$(31,095)	$8,450	$279	$(2,125)	$(1,846)
Other-than-temporary impairment charges(b)	4,051	30,464	6,127	127	4,241	45,010	-	45,010
Interest expense	-	-	5	3,365	14,041	17,411	(528)	16,883
Depreciation and amortization	7,933	361	2,081	2,009	984	13,368	-	13,368
Pre-tax loss from continuing operations	(2,488)	(34,948)	(2,306)	(40,821)	(23,671)	(104,234)	(1,068)	(105,302)
Capital expenditures	179	100	595	3,501	1,766	6,141	-	6,141
Year-end identifiable assets	144,520	240,279	271,867	167,061	211,407	1,035,134	(174,716)	860,418

2007
Total revenues	$40,278	$18,189	$18,110	$(1,309)	$14,162	$89,430	$(376)	$89,054
Other-than-temporary impairment charges(b)	382	2,209	609	650	455	4,305	-	4,305
Interest expense	-	56	72	7,682	2,152	9,962	(410)	9,552
Depreciation and amortization	8,022	1,587	277	2,299	1,506	13,691	-	13,691
Pre-tax income (loss) from continuing operations	10,083	3,070	3,336	(9,515)	(1,699)	5,275	654	5,929
Capital expenditures	234	134	398	4,569	3,948	9,283	-	9,283
Year-end identifiable assets	157,856	349,604	309,017	193,975	178,588	1,189,040	(140,679)	1,048,361

(a)
Interest expense in 2009 and 2008 includes amortization of prepaid commitment asset of  $8.3 billion and  $9.2 billion, respectively.

(b)
Included in Total revenues presented above.

The following table presents AIG's General Insurance operations by operating segment:

(in millions)	Commercial Insurance	Foreign General Insurance	Total Operating Segments	Consolidation and Eliminations	Total General Insurance

2009
Total revenues	$21,889	$13,134	$35,023	$-	$35,023
Claims and claims adjustment expenses incurred	17,943	7,419	25,362	-	25,362
Underwriting expenses	4,401	5,096	9,497	-	9,497
Depreciation and amortization	3,759	3,246	7,005	-	7,005
Pre-tax income from continuing operations	(455)	619	164	-	164
Capital expenditures	103	88	191	-	191
Year-end identifiable assets	109,142	45,232	154,374	359	154,733

2008
Total revenues	$21,099	$12,694	$33,793	$-	$33,793
Claims and claims adjustment expenses incurred	18,255	7,269	25,524	-	25,524
Underwriting expenses	5,887	4,870	10,757	-	10,757
Depreciation and amortization	4,558	3,375	7,933	-	7,933
Pre-tax income (loss) from continuing operations	(3,043)	555	(2,488)	-	(2,488)
Capital expenditures	62	117	179	-	179
Year-end identifiable assets	105,738	39,037	144,775	(255)	144,520

2007
Total revenues	$27,514	$12,764	$40,278	$-	$40,278
Claims and claims adjustment expenses incurred	16,148	5,723	21,871	-	21,871
Underwriting expenses	4,261	4,063	8,324	-	8,324
Depreciation and amortization	4,613	3,409	8,022	-	8,022
Pre-tax income from continuing operations	7,105	2,978	10,083	-	10,083
Capital expenditures	79	155	234	-	234
Year-end identifiable assets	110,576	48,728	159,304	(1,448)	157,856

The following table presents AIG's Domestic Life Insurance & Retirement Services operations by operating segment:

(in millions)	Domestic Life Insurance	Domestic Retirement Services	Total Operating Segment	Consolidation and Eliminations	Total Domestic Life Insurance & Retirement Services

2009
Total revenues:
Insurance-oriented products	$5,349	$-	$5,349	$-	$5,349
Retirement savings products	1,993	3,611	5,604	-	5,604
Asset management revenues	17	396	413	-	413

Total revenues	7,359	4,007	11,366	-	11,366

Depreciation and amortization	534	606	1,140	-	1,140
Pre-tax income (loss) from continuing operations	619	(1,798)	(1,179)	-	(1,179)
Capital expenditures	17	35	52	-	52
Year-end identifiable assets	100,600	165,436	266,036	(20,429)	245,607

2008
Total revenues:
Insurance-oriented products	$(3,743)	$-	$(3,743)	$-	$(3,743)
Retirement savings products	2,222	(15,520)	(13,298)	-	(13,298)
Asset management revenues	38	(2,631)	(2,593)	-	(2,593)

Total revenues	(1,483)	(18,151)	(19,634)	-	(19,634)

Depreciation and amortization	279	82	361	-	361
Pre-tax loss from continuing operations	(10,230)	(24,718)	(34,948)	-	(34,948)
Capital expenditures	32	68	100	-	100
Year-end identifiable assets	99,881	159,558	259,439	(19,160)	240,279

2007
Total revenues:
Insurance-oriented products	$8,535	$-	$8,535	$-	$8,535
Retirement savings products	493	6,279	6,772	-	6,772
Asset management revenues	31	2,851	2,882	-	2,882

Total revenues	9,059	9,130	18,189	-	18,189

Depreciation and amortization	583	1,004	1,587	-	1,587
Pre-tax income from continuing operations	644	2,426	3,070	-	3,070
Capital expenditures	53	81	134	-	134
Year-end identifiable assets	111,250	246,063	357,313	(7,709)	349,604

The following table presents AIG's Foreign Life Insurance & Retirement Services operations by operating segment:

(in millions)	Japan	Asia	Total Operating Segment	Consolidation and Eliminations	Total Foreign Life Insurance & Retirement Services

2009
Total revenues:
Insurance-oriented products	$3,627	$14,901	$18,528	$-	$18,528
Retirement savings products	459	89	548	-	548

Total revenues	4,086	14,990	19,076	-	19,076

Depreciation and amortization	404	1,434	1,838	-	1,838
Pre-tax income from continuing operations	91	1,921	2,012	-	2,012
Capital expenditures	138	52	190	-	190
Year-end identifiable assets	169,103	142,155	311,258	(3,375)	307,883

2008
Total revenues:
Insurance-oriented products	$2,037	$6,599	$8,636	$-	$8,636
Retirement savings products	(130)	259	129	-	129

Total revenues	1,907	6,858	8,765	-	8,765

Depreciation and amortization	358	1,723	2,081	-	2,081
Pre-tax loss from continuing operations	(1,660)	(646)	(2,306)	-	(2,306)
Capital expenditures	350	245	595	-	595
Year-end identifiable assets	154,357	121,551	275,908	(4,041)	271,867

2007
Total revenues:
Insurance-oriented products	$3,654	$13,436	$17,090	$-	$17,090
Retirement savings products	838	182	1,020	-	1,020

Total revenues	4,492	13,618	18,110	-	18,110

Depreciation and amortization	358	(81)	277	-	277
Pre-tax income from continuing operations	1,029	2,307	3,336	-	3,336
Capital expenditures	166	232	398	-	398
Year-end identifiable assets	177,413	132,521	309,934	(917)	309,017

The following table presents AIG's Financial Services operations by operating segment:

(in millions)	Aircraft Leasing	Capital Markets	Consumer Finance	Other	Total Operating Segments	Consolidation and Eliminations	Total Financial Services

2009
Total revenues	$5,288	$662	$3,096	$690	$9,736	$(160)	$9,576
Interest expense	1,222	-	1,245	573	3,040	(30)	3,010
Depreciation and amortization	2,022	13	89	39	2,163	-	2,163
Pre-tax income (loss) from continuing operations*	1,385	180	(985)	(63)	517	-	517
Capital expenditures	2,587	-	25	1	2,613	-	2,613
Year-end identifiable assets	45,992	55,874	26,938	(15,420)	113,384	19,437	132,821

2008
Total revenues	$5,075	$(40,333)	$3,849	$323	$(31,086)	$(9)	$(31,095)
Interest expense	1,557	-	1,567	276	3,400	(35)	3,365
Depreciation and amortization	1,893	20	63	33	2,009	-	2,009
Pre-tax income (loss) from continuing operations	1,116	(40,471)	(1,261)	(205)	(40,821)	-	(40,821)
Capital expenditures	3,231	5	85	180	3,501	-	3,501
Year-end identifiable assets	47,426	77,846	34,525	(2,354)	157,443	9,618	167,061

2007
Total revenues	$4,694	$(9,979)	$3,655	$1,471	$(159)	$(1,150)	$(1,309)
Interest expense	1,650	4,644	1,361	27	7,682	-	7,682
Depreciation and amortization	1,751	476	56	16	2,299	-	2,299
Pre-tax income (loss) from continuing operations	873	(10,557)	171	(2)	(9,515)	-	(9,515)
Capital expenditures	4,164	21	62	322	4,569	-	4,569
Year-end identifiable assets	44,970	105,568	36,822	17,357	204,717	(10,742)	193,975

*
Includes  $2.7 billion of intercompany interest expense and  $340 million of increase to fair value which are eliminated in AIG's consolidation.

The following table presents components of AIG's Other operations:

		Noncore
(in millions)	Parent & Other	Insurance Operations	Asset Management Operations	Consolidation and Eliminations	Total Other Operations

2009
Total revenues	$3,626	$6,458	$(639)	$(281)	$9,164
Interest expense	12,502	3	721	(281)	12,945
Depreciation and amortization	310	244	112	-	666
Pre-tax income (loss) from continuing operations	(12,534)	352	(3,586)	-	(15,768)
Capital expenditures	249	36	374	-	659
Year-end identifiable assets	121,600	12,335	22,000	(4,187)	151,748

2008
Total revenues	$477	$9,906	$(1,933)	$-	$8,450
Interest expense	13,323	6	712	-	14,041
Depreciation and amortization	201	605	178	-	984
Pre-tax loss from continuing operations	(14,989)	(3,334)	(5,348)	-	(23,671)
Capital expenditures	303	82	1,381	-	1,766
Year-end identifiable assets	168,762	25,598	20,799	(3,752)	211,407

2007
Total revenues	$952	$10,475	$2,735	$-	$14,162
Interest expense	1,652	29	471	-	2,152
Depreciation and amortization	215	1,217	74	-	1,506
Pre-tax income (loss) from continuing operations	(2,062)	280	83	-	(1,699)
Capital expenditures	271	120	3,557	-	3,948
Year-end identifiable assets	126,874	26,704	28,517	(3,507)	178,588

The following table presents AIG's operations by major geographic area:

	Geographic Area
(in millions)	United States	Japan and Asia	Other Foreign	Consolidated

2009
Total revenues(a)	$37,163	$27,432	$17,528	$82,123
Real estate and other fixed assets, net of accumulated depreciation	2,328	1,189	625	4,142
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	44,091	-	-	44,091

2008
Total revenues(a)	$(34,315)	$17,143	$15,326	$(1,846)
Real estate and other fixed assets, net of accumulated depreciation	3,220	1,552	794	5,566
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	43,395	-	-	43,395

2007
Total revenues(a)	$44,988	$23,115	$20,951	$89,054
Real estate and other fixed assets, net of accumulated depreciation	3,196	1,404	918	5,518
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	41,984	-	-	41,984

(a)
Revenues are generally reported according to the geographic location of the reporting unit.

(b)
ILFC derives more than 90 percent of its revenue from foreign-operated airlines.

Fair Value Measurements	12 Months Ended
Dec. 31, 2009
Fair Value Measurements
Fair Value Measurements

5. Fair Value Measurements

Fair Value Measurements on a Recurring Basis

    AIG measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, certain mortgage and other loans receivable, derivative assets and liabilities, securities purchased/sold under agreements to resell/repurchase, securities lending invested collateral, non-traded equity investments and certain private limited partnerships and certain hedge funds included in other invested assets, certain short-term investments, separate and variable account assets, certain policyholder contract deposits, securities and spot commodities sold but not yet purchased, certain trust deposits and deposits due to banks and other depositors, certain CPFF, certain long-term debt, and certain hybrid financial instruments included in Other liabilities. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

    The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

    Beginning January 1, 2008, assets and liabilities recorded at fair value in the Consolidated Balance Sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

  •
  Level 1:  Fair value measurements that are quoted prices (unadjusted) in active markets that AIG has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. AIG does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

  •
  Level 2:  Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government and agency securities, most investment-grade and high-yield corporate bonds, certain Residential mortgage-backed securities (RMBS), Commercial mortgage-backed securities (CMBS) and Collateralized debt obligations/Asset backed securities (CDO/ABS), certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments, certain derivative contracts, guaranteed investment agreements (GIAs) and CPFF at AIGFP, other long-term debt and physical commodities.

  •
  Level 3:  Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. AIG's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain RMBS, CMBS and CDO/ABS, corporate debt, certain municipal and sovereign debt, certain derivative contracts (including AIGFP's super senior credit default swap portfolio), policyholder contract deposits carried at fair value, private equity and real estate fund investments, and direct private equity investments. AIG's non-financial instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

    The following is a description of the valuation methodologies used for instruments carried at fair value:

Valuation Methodologies

Incorporation of Credit Risk in Fair Value Measurements

  •
  AIG's Own Credit Risk.  Fair value measurements for AIGFP's debt, GIAs, structured note liabilities and freestanding derivatives incorporate AIG's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to AIG at the balance sheet date by reference to observable AIG credit default swap or cash bond spreads. A counterparty's net credit exposure to AIG is determined based on master netting agreements, when applicable, which take into consideration all positions with AIG, as well as collateral posted by AIG with the counterparty at the balance sheet date.

      Fair value measurements for embedded policy derivatives and policyholder contract deposits take into consideration that policyholder liabilities are senior in priority to general creditors of AIG and therefore are much less sensitive to changes in AIG credit default swap or cash issuance spreads.

  •
  Counterparty Credit Risk.  Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for AIG to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. AIG's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

    The cost of credit protection is determined under a discounted present value approach considering the market levels for single name credit default swap spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to AIG by an independent third party. AIG utilizes a LIBOR-based interest rate curve to derive its discount rates.

    This type of CDS is a derivative contract that allows the transfer of third party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or annual premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the annual and/or upfront premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the CDS spread).

    While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, AIG believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

    Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Fixed Maturity Securities — Trading and Available for Sale

    AIG maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from dealer markets.

    AIG estimates the fair value of fixed maturity securities not traded in active markets, including receivables (payables) arising from securities purchased (sold) under agreements to resell (repurchase), and mortgage and other loans receivable for which AIG elected the fair value option, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses and/or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Maiden Lane II and Maiden Lane III

    At their inception, ML II and ML III were valued and recorded at the transaction prices of  $1 billion and  $5 billion, respectively. Subsequently, Maiden Lane Interests are valued using a discounted cash flow methodology that uses the estimated future cash flows of the Maiden Lane assets. AIG applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with AIG's interests in the capital structure of the respective entities. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

    The fair value methodology used assumes that the underlying collateral in the Maiden Lane Interests will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the Maiden Lane Interests. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly from the amounts reported.

    Adjustments to the fair value of AIG's investment in ML II are recorded on the Consolidated Statement of Income (Loss) in Net investment income for AIG's Domestic Life Insurance companies. Adjustments to the fair value of AIG's investment in ML III are recorded in Net investment income on the Consolidated Statement of Income (Loss) and, beginning in the second quarter of 2009, were included in Other Noncore business results, reflecting the contribution to an AIG subsidiary. Prior to the second quarter of 2009, such amounts had been included in Other parent company results. AIG's investments in the Maiden Lane Interests are included in bond trading securities, at fair value, on the Consolidated Balance Sheet.

Equity Securities Traded in Active Markets — Trading and Available for Sale

    AIG maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

Direct Private Equity Investments — Other Invested Assets

    AIG initially estimates the fair value of equity instruments not traded in active markets, which includes direct private equity investments, by reference to the transaction price. This valuation is adjusted for changes in inputs and assumptions which are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and/or changes in financial ratios or cash flows. For equity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Hedge Funds, Private Equity Funds and Other Investment Partnerships — Other Invested Assets

    AIG initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, AIG generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. AIG considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Separate Account Assets

    Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

    Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). AIG generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

    OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. AIG generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

    Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When AIG does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, AIG updates valuation inputs when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives

    The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on AIG's historical experience. With respect to embedded policy derivatives in AIG's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With respect to embedded policy derivatives in AIG's equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity indexed credited rates in light of market conditions and policyholder behavior assumptions. These methodologies incorporate an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

AIGFP's Super Senior Credit Default Swap Portfolio

    AIGFP values its CDS transactions written on the super senior risk layers of designated pools of debt securities or loans using internal valuation models, third-party price estimates and market indices. The principal market was determined to be the market in which super senior credit default swaps of this type and size would be transacted, or have been transacted, with the greatest volume or level of activity. AIG has determined that the principal market participants, therefore, would consist of other large financial institutions who participate in sophisticated over-the-counter derivatives markets. The specific valuation methodologies vary based on the nature of the referenced obligations and availability of market prices.

    The valuation of the super senior credit derivatives continues to be challenging given the limitation on the availability of market observable information due to the lack of trading and price transparency in the structured finance market, particularly during and since the second half of 2007. These market conditions have increased the reliance on management estimates and judgments in arriving at an estimate of fair value for financial reporting purposes. Further, disparities in the valuation methodologies employed by market participants and the varying judgments reached by such participants when assessing volatile markets have increased the likelihood that the various parties to these instruments may arrive at significantly different estimates as to their fair values.

    AIGFP's valuation methodologies for the super senior credit default swap portfolio have evolved in response to the deteriorating market conditions and the lack of sufficient market observable information. AIG has sought to calibrate the methodologies to available market information and to review the assumptions of the methodologies on a regular basis.

    Regulatory capital portfolio: In the case of credit default swaps written to facilitate regulatory capital relief, AIGFP estimates the fair value of these derivatives by considering observable market transactions. The transactions with the most observability are the early terminations of these transactions by counterparties. AIGFP continues to reassess the expected maturity of the portfolio. As of December 31, 2009, AIG estimated that the weighted average expected maturity of the portfolio was 1.35 years. AIGFP has not been required to make any payments as part of terminations initiated by counterparties. The regulatory benefit of these transactions for AIGFP's financial institution counterparties is generally derived from the terms of the Capital Accord of the Basel Committee on Banking Supervision (Basel I) that existed through the end of 2007 and which is in the process of being replaced by the Revised Framework for the International Convergence of Capital Measurement and Capital Standards issued by the Basel Committee on Banking Supervision (Basel II). It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these CDS transactions, except in a small number of specific instances. However, the Basel Committee recently announced that it has agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame. In assessing the fair value of the regulatory capital CDS transactions, AIGFP also considers other market data, to the extent relevant and available. For further discussion, see Note 11 herein.

    Multi-sector CDO portfolios: AIGFP uses a modified version of the Binomial Expansion Technique (BET) model to value its credit default swap portfolio written on super senior tranches of multi-sector collateralized debt obligations (CDOs) of ABS, including maturity-shortening puts that allow the holders of the securities issued by certain CDOs to treat the securities as short-term 2a-7 eligible investments under the Investment Company Act of 1940 (2a-7 Puts). The BET model was developed in 1996 by a major rating agency to generate expected loss estimates for CDO tranches and derive a credit rating for those tranches, and remains widely used.

    AIGFP has adapted the BET model to estimate the price of the super senior risk layer or tranche of the CDO. AIG modified the BET model to imply default probabilities from market prices for the underlying securities and not from rating agency assumptions. To generate the estimate, the model uses the price estimates for the securities comprising the portfolio of a CDO as an input and converts those estimates to credit spreads over current LIBOR-based interest rates. These credit spreads are used to determine implied probabilities of default and expected losses on the underlying securities. This data is then aggregated and used to estimate the expected cash flows of the super senior tranche of the CDO.

    Prices for the individual securities held by a CDO are obtained in most cases from the CDO collateral managers, to the extent available. CDO collateral managers provided market prices for 62.8 percent of the underlying securities used in the valuation at December 31, 2009. When a price for an individual security is not provided by a CDO collateral manager, AIGFP derives the price through a pricing matrix using prices from CDO collateral managers for similar securities. Matrix pricing is a mathematical technique used principally to value debt securities without relying exclusively on quoted prices for the specific securities, but rather by relying on the relationship of the security to other benchmark quoted securities. Substantially all of the CDO collateral managers who provided prices used dealer prices for all or part of the underlying securities, in some cases supplemented by third-party pricing services.

    The BET model also uses diversity scores, weighted average lives, recovery rates and discount rates.

    AIGFP employs a Monte Carlo simulation to assist in quantifying the effect on the valuation of the CDO of the unique aspects of the CDO's structure such as triggers that divert cash flows to the most senior part of the capital structure. The Monte Carlo simulation is used to determine whether an underlying security defaults in a given simulation scenario and, if it does, the security's implied random default time and expected loss. This information is used to project cash flow streams and to determine the expected losses of the portfolio.

    In addition to calculating an estimate of the fair value of the super senior CDO security referenced in the credit default swaps using its internal model, AIGFP also considers the price estimates for the super senior CDO securities provided by third parties, including counterparties to these transactions, to validate the results of the model and to determine the best available estimate of fair value. In determining the fair value of the super senior CDO security referenced in the credit default swaps, AIGFP uses a consistent process which considers all available pricing data points and eliminates the use of outlying data points. When pricing data points are within a reasonable range an averaging technique is applied.

    Corporate debt/Collateralized loan obligation (CLO) portfolios: In the case of credit default swaps written on portfolios of investment-grade corporate debt, AIGFP previously estimated the fair value of its obligations by comparing the contractual premium of each contract to the current market levels of the senior tranches of comparable credit indices, the iTraxx index for European corporate issuances and the CDX index for U.S. corporate issuances. Those indices were considered reasonable proxies for the referenced portfolios. In addition, AIGFP compared those valuations to third-party prices and made adjustments as necessary to determine the best available estimate of fair value. During the third quarter of 2009, AIGFP enhanced its valuation methodology for credit default swaps written on portfolios of investment-grade corporate debt. This new methodology uses a mathematical model that produces results that are more closely aligned with prices received from third-parties. This methodology is widely used by other market participants and uses the current market credit spreads of the names in the portfolios along with the base correlations implied by the current market prices of comparable tranches of the relevant market traded credit indices as inputs. Two transactions, representing two percent of the total notional amount of the corporate arbitrage transactions, are valued using third party quotes given their unique attributes.

    AIGFP estimates the fair value of its obligations resulting from credit default swaps written on CLOs to be equivalent to the par value less the current market value of the referenced obligation. Accordingly, the value is determined by obtaining third-party quotes on the underlying super senior tranches referenced under the credit default swap contract.

Policyholder Contract Deposits

    Policyholder contract deposits accounted for at fair value are measured using an earnings approach by taking into consideration the following factors:

•
Current policyholder account values and related surrender charges;

•
The present value of estimated future cash inflows (policy fees) and outflows (benefits and maintenance expenses) associated with the product using risk neutral valuations, incorporating expectations about policyholder behavior, market returns and other factors; and

•
A risk margin that market participants would require for a market return and the uncertainty inherent in the model inputs.

    The change in fair value of these policyholder contract deposits is recorded as Policyholder benefits and claims incurred in the Consolidated Statement of Income (Loss).

Securities and spot commodities sold but not yet purchased

    Fair values for securities sold but not yet purchased are based on current market prices. Fair values of spot commodities sold but not yet purchased are based on current market prices of reference spot futures contracts traded on exchanges.

Other long-term debt

    When fair value accounting has been elected, the fair value of non-structured liabilities is generally determined by using market prices from exchange or dealer markets, when available, or discounting expected cash flows using the appropriate discount rate for the applicable maturity. The discount rate is based on an implicit rate determined with the use of observable CDS market spreads to determine the risk of non-performance for AIG. Such instruments are generally classified in Level 2 of the fair value hierarchy as substantially all inputs are readily observable. AIG determines the fair value of structured liabilities (where performance is linked to structured interest rates, inflation or currency risks) and hybrid financial instruments (performance linked to risks other than interest rates, inflation or currency risks) using the appropriate derivative valuation methodology (described above) given the nature of the embedded risk profile. Such instruments are classified in Level 2 or Level 3 depending on the observability of significant inputs to the model. In addition, adjustments are made to the valuations of both non-structured and structured liabilities to reflect AIG's own credit worthiness based on observable credit spreads of AIG.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

At December 31, 2009
Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$146	$5,077	$-	$-	$-	$5,223
Obligations of states, municipalities and Political subdivisions	219	53,270	613	-	-	54,102
Non-U.S. governments	312	64,519	753	-	-	65,584
Corporate debt	10	187,337	4,768	-	-	192,115
Residential mortgage-backed securities (RMBS)	-	21,623	6,654	-	-	28,277
Commercial mortgage-backed securities (CMBS)	-	8,336	4,934	-	-	13,270
Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	-	2,167	4,724	-	-	6,891

Total bonds available for sale	687	342,329	22,446	-	-	365,462

Bond trading securities:
U.S. government and government sponsored entities	394	6,317	16	-	-	6,727
Obligations of states, municipalities and Political subdivisions	-	371	-	-	-	371
Non-U.S. governments	2	1,363	56	-	-	1,421
Corporate debt	-	5,205	121	-	-	5,326
RMBS	-	3,671	4	-	-	3,675
CMBS	-	2,152	325	-	-	2,477
CDO/ABS	-	4,381	6,865	-	-	11,246

Total bond trading securities	396	23,460	7,387	-	-	31,243

Securities lending invested collateral:(c)
Corporate debt	-	-	23	-	-	23
RMBS	-	47	-	-	-	47
CMBS	-	14	5	-	-	19

Total securities lending invested collateral	-	61	28	-	-	89

Equity securities available for sale:
Common stocks	7,254	9	35	-	-	7,298
Preferred stocks	-	760	54	-	-	814
Mutual funds	1,348	56	6	-	-	1,410

Total equity securities available for sale	8,602	825	95	-	-	9,522

Equity securities trading:
Common stocks	1,254	104	1	-	-	1,359
Mutual funds	6,460	492	7	-	-	6,959

Total equity securities trading	7,714	596	8	-	-	8,318

Mortgage and other loans receivable	-	119	-	-	-	119
Other invested assets(d)	3,322	8,656	6,910	-	-	18,888
Unrealized gain on swaps, options and forward transactions	123	32,617	1,761	(19,054)	(6,317)	9,130
Securities purchased under agreements to resell	-	2,154	-	-	-	2,154
Short-term investments	1,898	22,077	-	-	-	23,975
Separate account assets	56,165	1,984	1	-	-	58,150
Other assets	-	18	270	-	-	288

Total	$78,907	$434,896	$38,906	$(19,054)	$(6,317)	$527,338

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

Liabilities:
Policyholder contract deposits	$-	$-	$5,214	$-	$-	$5,214
Securities sold under agreements to repurchase	-	3,221	-	-	-	3,221
Securities and spot commodities sold but not yet purchased	159	871	-	-	-	1,030
Unrealized loss on swaps, options and forward transactions(e)	8	24,789	7,826	(19,054)	(8,166)	5,403
Trust deposits and deposits due to banks and other depositors	-	15	-	-	-	15
Federal Reserve Bank of New York Commercial Paper Funding Facility		2,742	-	-	-	2,742
Other long-term debt	-	12,314	881	-	-	13,195

Total	$167	$43,952	$13,921	$(19,054)	$(8,166)	$30,820

At December 31, 2008
Assets:
Bonds available for sale	$414	$344,237	$18,391	$-	$-	$363,042
Bond trading securities	781	29,480	6,987	-	-	37,248
Securities lending invested collateral(c)	-	2,967	435	-	-	3,402
Common and preferred stock available for sale	7,282	1,415	111	—	—	8,808
Common and preferred stock trading	6,611	60	3	-	-	6,674
Mortgage and other loans receivable	-	131	-	-	-	131
Other invested assets(d)	6,441	7,248	11,168	—	—	24,857
Unrealized gain on swaps, options and forward transactions	223	90,998	3,865	(74,217)	(7,096)	13,773
Securities purchased under agreements to resell	-	3,960	-	-	-	3,960
Short-term investments	3,247	16,069	-	-	-	19,316
Separate account assets	47,902	2,410	830	-	-	51,142
Other assets	-	44	325	-	-	369

Total	$72,901	$499,019	$42,115	$(74,217)	$(7,096)	$532,722

Liabilities:
Policyholder contract deposits	$-	$-	$5,458	$-	$-	$5,458
Securities sold under agreements to repurchase	-	4,423	85	-	-	4,508
Securities and spot commodities sold but not yet purchased	1,124	1,569	-	-	-	2,693
Unrealized loss on swaps, options and forward transactions(e)	1	85,255	14,435	(74,217)	(19,236)	6,238
Trust deposits and deposits due to banks and other depositors	-	30	-	-	-	30
Federal Reserve Bank of New York Commercial Paper Funding Facility	-	6,802	-	-	-	6,802
Other long-term debt	-	15,448	1,147	-	-	16,595
Other liabilities	-	1,355	-	-	-	1,355

Total	$1,125	$114,882	$21,125	$(74,217)	$(19,236)	$43,679

a)
Represents netting of derivative exposures covered by a qualifying master netting agreement.

b)
Represents cash collateral posted and received. Securities collateral posted for derivative transactions that is reflected in Fixed maturity securities in the Consolidated Balance Sheet, and collateral received, not reflected in the Consolidated Balance Sheet, were  $1.6 billion and  $289 million, respectively, at December 31, 2009 and  $4.2 billion and  $1.6 billion, respectively, at December 31, 2008.

c)
Amounts exclude short-term investments that are carried at cost, which approximates fair value of  $188 million and  $442 million at December 31, 2009 and 2008, respectively.

d)
Approximately 6 percent and 15 percent of the fair value of the total assets recorded as Level 3 relates to various private equity, real estate, hedge fund and fund-of-funds investments that are consolidated by AIG at December 31, 2009 and 2008, respectively. AIG's ownership in these funds represented 71.1 percent, or  $1.6 billion, of Level 3 assets at December 31, 2009 and 27.6 percent, or  $1.7 billion, of Level 3 assets at December 31, 2008. AIG's percentage ownership in these investments increased at December 31, 2009 due to the reclassification of certain investments to Assets of businesses held for sale.

e)
Included in Level 3 is the fair value derivative liability of  $4.8 billion and  $9.0 billion at December 31, 2009 and 2008, respectively, on the AIGFP super senior credit default swap portfolio.

Changes in Level 3 recurring fair value measurements

The following tables present changes during 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the Consolidated Statement of Income (Loss), during 2009 and 2008 related to the Level 3 assets and liabilities that remained on the Consolidated Balance Sheet at December 31, 2009 and 2008:

(in millions)	Balance Beginning of Period(a)	Net Realized and Unrealized Gains (Losses) Included in Income(b)	Accumulated Other Comprehensive Income (Loss)	Purchases, Sales, Issuances and Settlements-Net	Transfers(c)	Activity of Discontinued Operations	Reclassified from/(to) Assets of Businesses Held for Sale	Balance End of Period	Changes in Unrealized Gains (Losses) on Instruments Held at End of Period

December 31, 2009
Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$2	$-	$(2)	$-	$-	$-	$-	$-	$-
Obligations of states, municipalities and political subdivisions	861	(12)	(55)	97	(278)	-	-	613	-
Non-U.S. governments	601	2	(1)	(3)	(66)	220	-	753	-
Corporate debt	5,872	(33)	1,115	(1,118)	(1,065)	3	(6)	4,768	-
RMBS	6,108	(1,134)	1,499	(468)	648	1	-	6,654	-
CMBS	1,663	(353)	546	(352)	2,341	1,089	-	4,934	-
CDO/ABS	3,284	(662)	1,824	(368)	628	51	(33)	4,724	-

Total bonds available for sale	18,391	(2,192)	4,926	(2,212)	2,208	1,364	(39)	22,446	-

Bond trading securities:
U.S. government and government sponsored entities	17	-	-	-	-	(1)	-	16	-
Non-U.S. governments	-	-	-	1	49	6	-	56	-
Corporate debt	261	15	-	(115)	6	18	(64)	121	37
RMBS	8	(3)	-	(1)	-	-	-	4	15
CMBS	45	(98)	-	58	222	98	-	325	(66)
CDO/ABS	6,656	850	-	(641)	-	-	-	6,865	1,844

Total bond trading securities	6,987	764	-	(698)	277	121	(64)	7,387	1,830

Securities lending invested collateral:
Corporate debt	231	-	5	(192)	95	(116)	-	23	-
RMBS	48	-	5	(27)	(26)	-	-	-	-
CMBS	-	-	-	-	1	4	-	5	-
CDO/ABS	156	-	(14)	(131)	-	(11)	-	-	-

Total securities lending invested collateral	435	-	(4)	(350)	70	(123)	-	28	-

Equity securities available for sale:
Common stocks	55	(24)	7	5	(8)	-	-	35	-
Preferred stocks	54	(11)	6	1	4	-	-	54	-
Mutual funds	2	-	4	-	-	-	-	6	-

Total equity securities available for sale	111	(35)	17	6	(4)	-	-	95	-

Equity securities trading:
Common stocks	1	-	-	-	-	-	-	1	-
Mutual funds	2	-	-	-	-	5	-	7	-

Total equity securities trading	3	-	-	-	-	5	-	8	-

Other invested assets	11,168	(2,070)	(1,487)	775	134	(34)	(1,576)	6,910	(1,737)
Short-term investments	-	-	-	38	(38)	-	-	-	-
Other assets	325	(23)	-	(32)	-	-	-	270	(23)
Separate account assets	830	-	(1)	-	-	95	(923)	1	-

Total	$38,250	$(3,556)	$3,451	$(2,473)	$2,647	$1,428	$(2,602)	$37,145	$70

Liabilities:
Policyholder contract deposits	$(5,458)	$955	$1	$(457)	$-	$(255)	$-	$(5,214)	$(523)
Securities sold under agreements to repurchase	(85)	4	-	81	-	-	-	-	-
Unrealized loss on swaps, options and forward transactions, net	(10,570)	1,618	(4)	3,460	(583)	14	-	(6,065)	5,223
Other long-term debt	(1,147)	(3)	-	186	83	-	-	(881)	82

Total	$(17,260)	$2,574	$(3)	$3,270	$(500)	$(241)	$-	$(12,160)	$4,782

December 31, 2008
Assets:
Bonds available for sale	$19,071	$(5,760)	$(630)	$910	$4,880	$(80)	$-	$18,391	$-
Bond trading securities	4,563	(3,884)	5	6,231	56	16	-	6,987	(2,452)
Securities lending invested collateral	11,353	(6,657)	1,727	(11,723)	5,877	(142)	-	435	-
Common and preferred stock available for sale	359	(25)	(53)	(173)	7	(4)	-	111	-
Common and preferred stock trading	30	4	(4)	-	-	(27)	-	3	(1)
Mortgage and other loans receivable	-	(4)	-	-	4	-	-	-	-
Other invested assets	10,373	91	(325)	974	23	32	-	11,168	991
Other assets	141	12	-	172	-	-	-	325	12
Separate account assets	1,003	-	-	(1)	-	(172)	-	830	-

Total	$46,893	$(16,223)	$720	$(3,610)	$10,847	$(377)	$-	$38,250	$(1,450)

Liabilities:
Policyholder contract deposits	$(3,674)	$(897)	$-	$(845)	$-	$(42)	$-	$(5,458)	$2,095
Securities sold under agreements to repurchase	(208)	(17)	-	(82)	222	-	-	(85)	(3)
Unrealized loss on swaps, options and forward transactions, net	(11,710)	(26,820)	-	27,956	26	(22)	-	(10,570)	(199)
Other long-term debt	(3,578)	730	-	1,309	392	-	-	(1,147)	(126)
Other liabilities	(511)	-	-	511	-	-	-	-	-

Total	$(19,681)	$(27,004)	$-	$28,849	$640	$(64)	$-	$(17,260)	$1,767

(a)
Total Level 3 derivative exposures have been netted on these tables for presentation purposes only.

(b)
Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the Consolidated Statement of Income (Loss) primarily as follows:

Major Category of Assets/Liabilities	Consolidated Statement of Income (Loss) Line Items

Bonds available for sale	• Net realized capital gains (losses)

Bond trading securities	• Net investment income
• Other income

Other invested assets	• Net realized capital gains (losses)
• Other income

Policyholder contract deposits	• Policyholder benefits and claims incurred
• Net realized capital gains (losses)

Unrealized loss on swaps, options and forward transactions, net	• Unrealized market valuation gains (losses) on AIGFP super senior credit default swap portfolio
• Net realized capital gains (losses)
• Other income

(c)
Transfers are comprised of gross transfers into Level 3 assets and liabilities of  $9.2 billion and gross transfers out of Level 3 assets and liabilities of  $6.1 billion. AIG's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. As a result, the Net realized and unrealized gains (losses) included in income or other comprehensive income and as shown in the table above exclude  $188 million of net losses related to assets and liabilities transferred into Level 3 during the period, and include  $232 million of net gains related to assets and liabilities transferred out of Level 3 during the period.

    Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

    AIG's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.

    In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. AIG's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability.

    During the year ended December 31, 2009, AIG transferred into Level 3 approximately  $8.4 billion of assets, consisting of certain ABS, CMBS and RMBS, as well as private placement corporate debt. A majority of the transfers into Level 3 related to investments in ABS, RMBS and CMBS and was due to a decrease in market transparency and downward credit migration in these securities. Transfers into Level 3 for private placement corporate debt are primarily the result of AIG over-riding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that AIG believes was not captured in the matrix.

    Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2009, AIG transferred approximately  $5.8 billion of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in certain ABS and RMBS and investments in private placement corporate debt. Transfers out of Level 3 for ABS and RMBS investments were primarily due to increased usage of pricing from valuation service providers that were reflective of market activity, where previously an internally adjusted price had been used. Transfers out of Level 3 for private placement corporate debt were primarily the result of AIG using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on AIG's own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

    During the year ended December 31, 2009, AIG transferred into Level 3 approximately  $816.4 million of liabilities, related to derivatives and certain notes payable. A majority of the transfers out of Level 3 liabilities, which totaled  $316.0 million, were due to recognition of the cash flow variability on interest rate and cross currency swaps with securitization vehicles. Other transfers, both into and out of Level 3 liabilities, were due to movement in market variables.

    AIG uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

Investments in certain entities carried at fair value using net asset value per share

The following table includes information related to AIG's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis at December 31, 2009, AIG uses the net asset value per share as a practical expedient for fair value.

As of December 31, 2009 (in millions)	Investment Category Includes	Fair Value Using Net Asset Value		Unfunded Commitments

Investment Category
Private equity funds:
Leveraged buyout	Debt and/or equity investments made as part of a transaction in which assets of mature companies are acquired from the current shareholders, typically with the use of financial leverage.	$3,166		$1,553
Non-U.S.	Investments that focus primarily on Asian and European based buyouts, expansion capital, special situations, turnarounds, venture capital, mezzanine and distressed opportunities strategies.	543		103
Venture capital	Early-stage, high-potential, growth companies expected to generate a return through an eventual realization event, such as an initial public offering or sale of the company.	427		48
Fund of funds	Funds that invest in other funds, which invest in various diversified strategies	616		40
Distressed	Securities of companies or government entities that are already in default, under bankruptcy protection, or troubled.	238		91
Other	Real estate, energy, multi-strategy, mezzanine, and industry-focused strategies.	223		117

Total private equity funds		5,213		1,952

Hedge funds:
Event-driven	Securities of companies undergoing material structural changes, including. mergers, acquisitions, and other reorganizations.	1,373		-
Long-short	Securities the manager believes are undervalued, with corresponding short positions to hedge market risk.	825		-
Fund of funds	Funds that invest in other funds, which invest in various diversified strategies.	304		-
Relative value	Simultaneous long and short positions in closely related markets.	286		-
Distressed	Securities of companies or government entities that are already in default, under bankruptcy protection, or troubled.	272		-
Other	Non-U.S. companies, futures and commodities, and multi-strategy and industry-focused strategies.	394		-

Total hedge funds		3,454		-

Global real estate funds	U.S. and Non-U.S. commercial real estate.	929		64

Total		$9,596	*	$2,016

*
Includes investments of entities classified as held for sale of approximately  $1.1 billion.

    Private equity fund investments included above are not redeemable during the lives of the funds, and have expected remaining lives that extend in some cases to 10 years. Twenty-five percent of the total above have expected remaining lives of less than three years, 29 percent between 3 and 7 years, and 46 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the general manager's discretion, typically in one year increments.

    Hedge fund investments included above are redeemable monthly (16 percent), quarterly (42 percent), semi-annually (7 percent) and annually (35 percent), with redemption notices ranging from 1 day to 180 days. More than 90 percent require redemption notices of 90 days or less. Investments representing approximately 8 percent of the value of the hedge fund investments cannot be redeemed because the investments include restrictions that do not allow for redemptions within a pre-defined timeframe. These restrictions expire no later than December 31, 2011. Funds that equate to 50 percent of the total value of hedge funds hold at least one investment that the general manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the general manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

    Global real estate fund investments included above are not redeemable during the lives of the funds, and have expected remaining lives that extend in some cases to 10 years. Fourteen percent of these funds have expected remaining lives of less than three years, 47 percent between 3 and 7 years, and 39 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the general manager's discretion, typically in one year increments.

Fair Value Measurements on a Non-Recurring Basis

    AIG also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, life settlement contracts, flight equipment primarily under operating leases, collateral securing foreclosed loans and real estate and other fixed assets, goodwill, and other intangible assets. AIG uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

  •
  Cost and Equity-Method Investments:  When AIG determines that the carrying value of these assets may not be recoverable, AIG records the assets at fair value with the loss recognized in earnings. In such cases, AIG measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for Other invested assets.

  •
  Life Settlement Contracts:  AIG measures the fair value of individual life settlement contracts (which are included in other invested assets) whenever the carrying value plus the undiscounted future costs that are expected to be incurred to keep the life settlement contract in force exceed the expected proceeds from the contract. In those situations, the fair value is determined on a discounted cash flow basis, incorporating current life expectancy assumptions. The discount rate incorporates current information about market interest rates, the credit exposure to the insurance company that issued the life settlement contract and AIG's estimate of the risk margin an investor in the contracts would require.

  •
  Flight Equipment Primarily Under Operating Leases:  When AIG determines the carrying value of its commercial aircraft may not be recoverable, AIG records the aircraft at fair value with the loss recognized in earnings. AIG measures the fair value of its commercial aircraft using an earnings approach based on the present value of all cash flows from existing and projected lease payments (based on historical experience and current expectations regarding market participants), including net contingent rentals for the period extending to the end of the aircraft's economic life in its highest and best use configuration, plus its disposition value.

  •
  Collateral Securing Foreclosed Loans and Real Estate and Other Fixed Assets:  When AIG takes collateral in connection with foreclosed loans, AIG generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself, by reference to observable transactions for similar assets.

  •
  Goodwill:  AIG tests goodwill annually for impairment or more frequently whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable. When AIG determines goodwill may be impaired, AIG uses techniques including market-based earning multiples of peer companies, discounted expected future cash flows, appraisals, or, in the case of reporting units being considered for sale, third-party indications of fair value of the reporting unit, if available, to determine the amount of any impairment.

  •
  Long-Lived Assets:  AIG tests its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of a long-lived asset may not be recoverable. AIG measures the fair value of long-lived assets based on an in-use premise that considers the same factors used to estimate the fair value of its real estate and other fixed assets under an in-use premise.

  •
  Finance Receivables Held for Sale:
    •
    Originated as held for sale — AIG determines the fair value of finance receivables originated as held for sale by reference to available market indicators such as current investor yield requirements, outstanding forward sale commitments, or negotiations with prospective purchasers, if any.

    •
    Originated as held for investment — AIG determines the fair value of finance receivables originated as held for investment based on negotiations with prospective purchasers, if any, or by using projected cash flows discounted at the weighted average interest rates offered in the marketplace for similar finance receivables. Cash flows are projected based on contractual payment terms, adjusted for delinquencies and estimates of prepayments and credit-related losses.

  •
  Businesses Held for Sale:  When AIG determines that a business qualifies as held for sale and AIG's carrying amount is greater than the sale price less cost to sell, AIG records an impairment loss for the difference.

    See Notes 1(d), (e), (f), (h) and (s) herein for additional information about how AIG tests various asset classes for impairment.

The following table presents assets measured at fair value on a non-recurring basis on which impairment charges were recorded, and the related impairment charges:

	Assets at Fair Value				Impairment Charges
	Non-Recurring Basis				December 31,
(in millions)	Level 1	Level 2	Level 3	Total	2009	2008

At December 31, 2009
Goodwill	$-	$-	$-	$-	$693	$4,085
Real estate owned	-	-	3,148	3,148	1,198	242
Finance receivables	-	-	694	694	94	43
Other investments	99	-	1,005	1,104	931	253
Aircraft	-	-	62	62	51	-
Other assets	-	85	227	312	353	76

Total	$99	$85	$5,136	$5,320	$3,320	$4,699

At December 31, 2008
Real estate owned	$-	$-	$1,379	$1,379
Finance receivables	-	-	960	960
Other investments	15	-	3,109	3,124
Other assets	-	29	213	242

Total	$15	$29	$5,661	$5,705

    During 2009, AIG recognized goodwill impairment charges of  $693 million, including  $609 million for the Institutional Asset Management business. These impairment charges related to a significant decline in certain consolidated warehoused investments as well as the consideration of recent transaction activity. AIG also recognized impairment charges related to certain investment real estate, proprietary real estate, private equity investments and other long-lived assets.

    Management continually assesses whether there are any indicators that suggest the carrying value of AIG's real estate investments may be impaired including, but not limited to declines in property operating performance, general market conditions, and changes to asset plan or strategy. Increases in capitalization rates, discount rates, and vacancies along with adverse changes in local market conditions in 2009 contributed to valuation declines and the real estate impairment charges.

    AIG recognized goodwill impairment charges of  $4.1 billion in 2008, which were primarily related to General Insurance, Domestic Life Insurance and Retirement Services, Consumer Finance and the Capital Markets businesses. The remaining impairment charges related to certain investment real estate and other long-lived assets which were included in other income. The fair value disclosed in the table above is unadjusted for transaction costs. The amounts recorded on the Consolidated Balance Sheet are net of transaction costs.

Fair Value Option

    AIG may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. Unrealized gains and losses on financial instruments in AIG's insurance businesses and in AIGFP for which the fair value option was elected are classified in Policyholder benefit and claims incurred and in Other income, respectively, in the Consolidated Statement of Income (Loss).

The following table presents the gains or losses recorded during 2009 and 2008 related to the eligible instruments for which AIG elected the fair value option:

	Gain (Loss) Years Ended December 31,
(in millions)	2009	2008

Assets:
Mortgage and other loans receivable	$(6)	$(82)
Trading securities	4,273	(8,663)
Trading – Maiden Lane Interests	391	(1,112)
Securities purchased under agreements to resell	(8)	400
Other invested assets	(32)	(39)
Short-term investments	-	68
Other assets	-	1

Liabilities:
Policyholder contract deposits(a)	(1,121)	1,304
Securities sold under agreements to repurchase	(73)	(125)
Securities and spot commodities sold but not yet purchased	(148)	(176)
Trust deposits and deposits due to banks and other depositors	(3)	198
Debt	2,447	(4,041)
Other liabilities	(170)	1,210

Total gain (loss)(b)	$5,550	$(11,057)

a)
AIG elected to apply the fair value option to certain single premium variable life products in Japan and an investment-linked life insurance product sold principally in Asia, both classified within policyholder contract deposits in the Consolidated Balance Sheet. AIG elected the fair value option for these liabilities to more closely align its accounting with the economics of its transactions. For the investment-linked product sold principally in Asia, the election more effectively aligns changes in the fair value of assets with a commensurate change in the fair value of policyholders' liabilities. For the single premium life products in Japan, the fair value option election has allowed AIG to economically hedge the inherent market risks associated with this business in an efficient and effective manner through the use of derivative instruments. The hedging program, since being fully implemented in the third quarter of 2008, has resulted in an accounting presentation for this business that more closely reflects the underlying economics and the way the business is managed, while the change in the fair value of derivatives and underlying assets has largely offset the change in fair value of the policy liabilities. In the third quarter of 2009, AIG unwound certain of these hedges in conjunction with its restructuring and divestiture plans. A substantial portion of the inherent market risks associated with this business remains economically hedged as of December 31, 2009.

b)
Not included in the table above were gains of  $5.6 billion and losses of  $39.5 billion for the years ended December 31, 2009 and 2008, respectively, that were primarily due to changes in the fair value of derivatives, trading securities and certain other invested assets for which the fair value option was not elected. Included in these amounts were unrealized market valuation gains of  $1.4 billion and losses of  $28.6 billion for the years ended December 31, 2009 and 2008, respectively, related to AIGFP's super senior credit default swap portfolio.

    Interest income and expense and dividend income on assets and liabilities elected under the fair value option are recognized and classified in the Consolidated Statement of Income (Loss) depending on the nature of the instrument and related market conventions. For AIGFP related activity, interest, dividend income, and interest expense are included in Other income. Otherwise, interest and dividend income are included in Net investment income in the Consolidated Statement of Income (Loss). See Note 1(a) herein for additional information about AIG's policies for recognition, measurement, and disclosure of interest and dividend income and interest expense.

    AIG recognized a loss of  $2 million and a gain of  $84 million in 2009 and 2008, respectively, attributable to the observable effect of changes in credit spreads on AIG's own liabilities for which the fair value option was elected. AIG calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates, AIG's observable credit spreads on these liabilities and other factors that mitigate the risk of nonperformance such as collateral posted.

The following table presents the difference between fair values and the aggregate contractual principal amounts of mortgage and other loans receivable and long-term borrowings, for which the fair value option was elected:

	At December 31, 2009			At December 31, 2008
(in millions)	Fair Value	Outstanding Principal Amount	Difference	Fair Value	Outstanding Principal Amount	Difference

Assets:
Mortgage and other loans receivable	$119	$253	$(134)	$131	$244	$(113)
Liabilities:
Long-term debt	$11,308	$10,111	$1,197	$21,285	$16,827	$4,458

    At December 31, 2009 and 2008, there were no significant mortgage or other loans receivable for which the fair value option was elected that were 90 days or more past due and in non-accrual status.

Fair Value Information about Financial Instruments Not Measured at Fair Value

    Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:

  •
  Mortgage and other loans receivable:  Fair values of loans on real estate and collateral loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates that AIG believes market participants would use in determining the price they would pay for such assets. For certain loans, AIG's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rates market participants would use. The fair values of policy loans were not estimated as AIG believes it would have to expend excessive costs for the benefits derived.

  •
  Finance receivables:  Fair values of net finance receivables, less allowance for finance receivable losses, were estimated for disclosure purposes using projected cash flows, computed by category of finance receivable, discounted at the weighted average interest rates offered for similar finance receivables at the balance sheet date. Cash flows were projected based on contractual payment terms adjusted for delinquencies and estimates of losses. The fair value estimates do not reflect the underlying customer relationships or the related distribution systems.

  •
  Securities lending payable:  The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

  •
  Cash, short-term investments, trade receivables, trade payables, securities purchased (sold) under agreements to resell (repurchase), and commercial paper and other short-term debt:  The carrying values of these assets and liabilities approximate fair values because of the relatively short period of time between origination and expected realization.

  •
  Policyholder contract deposits associated with investment-type contracts:  Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

  •
  Trust deposits and deposits due to banks and other depositors:  The fair values of certificates of deposit which mature in more than one year are estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently offered for deposits with similar maturities. For demand deposits and certificates of deposit which mature in less than one year, carrying values approximate fair value.

  •
  Long-term debt:  Fair values of these obligations were determined for disclosure purposes by reference to quoted market prices, where available and appropriate, or discounted cash flow calculations based upon AIG's current market-observable implicit-credit-spread rates for similar types of borrowings with maturities consistent with those remaining for the debt being valued.

The following table presents the carrying value and estimated fair value of AIG's financial instruments:

	December 31, 2009		December 31, 2008
(in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value

Assets:
Fixed maturities	$396,982	$396,982	$404,134	$404,134
Equity securities	17,840	17,840	15,482	15,482
Mortgage and other loans receivable	27,461	25,957	34,687	35,056
Finance receivables, net of allowance	20,327	18,974	30,949	28,731
Other invested assets*	43,737	42,474	56,042	57,755
Securities purchased under agreements to resell	2,154	2,154	3,960	3,960
Short-term investments	47,075	47,075	46,666	46,666
Cash	4,400	4,400	8,642	8,642
Unrealized gain on swaps, options and forward transactions	9,130	9,130	13,773	13,773
Liabilities:
Policyholder contract deposits associated with investment-type contracts	168,846	175,612	179,478	176,783
Securities sold under agreements to repurchase	3,505	3,505	5,262	5,262
Securities and spot commodities sold but not yet purchased	1,030	1,030	2,693	2,693
Unrealized loss on swaps, options and forward transactions	5,403	5,403	6,238	6,238
Trust deposits and deposits due to banks and other depositors	1,385	1,385	4,498	4,469
Commercial paper and other short-term debt	-	-	613	613
Federal Reserve Bank of New York Commercial Paper Funding Facility	4,739	4,739	15,105	15,105
Federal Reserve Bank of New York credit facility	23,435	23,390	40,431	40,708
Other long-term debt	113,298	94,458	137,054	101,467
Securities lending payable	256	256	2,879	2,879

*
Excludes aircraft asset investments held by non-Financial Services subsidiaries.

Investments	12 Months Ended
Dec. 31, 2009
Investments.
Investments

6. Investments

(a) Securities Available for Sale

The following table presents the amortized cost or cost and fair value of AIG's available for sale securities:

(in millions)	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses		Fair Value	Other-Than- Temporary Impairments in AOCI(a)

December 31, 2009
Bonds available for sale:
U.S. government and government sponsored entities	$5,098	$174	$(49)		$5,223	$-
Obligations of states, municipalities and political subdivisions	52,324	2,163	(385)		54,102	-
Non-U.S. governments	63,080	3,153	(649)		65,584	(1)
Corporate debt	185,188	10,826	(3,876	)(c)	192,138	119
Mortgage-backed, asset-backed and collateralized:
RMBS	32,173	991	(4,840)		28,324	(2,121)
CMBS	18,717	195	(5,623)		13,289	(739)
CDO/ABS	7,911	284	(1,304)		6,891	(63)

Total bonds available for sale(d)	364,491	17,786	(16,726)		365,551	(2,805)
Equity securities available for sale:
Common stocks	4,460	2,913	(75)		7,298	-
Preferred stocks	740	94	(20)		814	-
Mutual funds	1,264	182	(36)		1,410	-

Total equity securities available for sale	6,464	3,189	(131)		9,522	-

Total	$370,955	$20,975	$(16,857)		$375,073	$(2,805)

December 31, 2008
Bonds available for sale:
U.S. government and government sponsored entities	$4,433	$331	$(59)		$4,705
Obligations of states, municipalities and political subdivisions	62,718	1,150	(2,611)		61,257
Non-U.S. governments	62,176	6,560	(1,199)		67,537
Corporate debt	194,481	4,661	(13,523	)(c)	185,619
Mortgage-backed, asset-backed and collateralized:
RMBS	32,092	645	(2,985)		29,752
CMBS	14,205	126	(3,105)		11,226
CDO/ABS	6,741	233	(843)		6,131
AIGFP(b)	217	-	-		217

Total bonds available for sale(d)	377,063	13,706	(24,325)		366,444
Equity securities available for sale:
Common stocks	5,545	1,035	(512)		6,068
Preferred stocks	1,349	33	(138)		1,244
Mutual funds	1,487	78	(69)		1,496

Total equity securities available for sale	8,381	1,146	(719)		8,808

Total	$385,444	$14,852	$(25,044)		$375,252

(a)
Represents the amount of other-than-temporary impairment losses recognized in Accumulated other comprehensive loss, which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(b)
The amounts represent securities for which AIGFP has not elected the fair value option. At December 31, 2009, a total of  $329 million in amortized cost and  $375 million in fair value in securities for AIGFP were included in CDO/ABS. Historical amounts were not revised.

(c)
Financial institutions represent approximately 43 percent and 57 percent of the total gross unrealized losses at December 31, 2009 and 2008, respectively.
(d)
At December 31, 2009 and 2008, bonds available for sale held by AIG that were below investment grade or not rated totaled  $24.5 billion and  $19.4 billion, respectively. At December 31, 2009 and 2008, fixed maturity securities reported on the Consolidated Balance Sheet include  $188 million and  $442 million, respectively, of short-term investments included in Securities lending invested collateral.

Unrealized losses on Securities Available for Sale

The following table summarizes the fair value and gross unrealized losses on AIG's available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	12 Months or Less		More than 12 Months		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2009
Bonds available for sale:
U.S. government and government sponsored entities	$1,414	$35	$105	$14	$1,519	$49
Obligations of states, municipalities and political subdivisions	5,405	132	3,349	253	8,754	385
Non-U.S. governments	7,842	239	3,286	410	11,128	649
Corporate debt	24,696	1,386	22,139	2,490	46,835	3,876
RMBS	7,135	3,051	6,352	1,789	13,487	4,840
CMBS	5,013	3,927	4,528	1,696	9,541	5,623
CDO/ABS	2,809	1,119	1,693	185	4,502	1,304

Total bonds available for sale	54,314	9,889	41,452	6,837	95,766	16,726
Equity securities available for sale:
Common stocks	933	75	-	-	933	75
Preferred stocks	172	20	-	-	172	20
Mutual funds	333	36	-	-	333	36

Total equity securities available for sale	1,438	131	-	-	1,438	131

Total	$55,752	$10,020	$41,452	$6,837	$97,204	$16,857

December 31, 2008
Bonds available for sale:
U.S. government and government sponsored entities	$629	$35	$616	$24	$1,245	$59
Obligations of states, municipalities and political subdivisions	5,416	2,310	2,111	301	7,527	2,611
Non-U.S. governments	26,914	309	4,812	890	31,726	1,199
Corporate debt	79,942	7,979	29,570	5,544	109,512	13,523
RMBS	7,928	1,790	4,745	1,195	12,673	2,985
CMBS	3,947	1,362	3,537	1,743	7,484	3,105
CDO/ABS	3,389	546	927	297	4,316	843

Total bonds available for sale	128,165	14,331	46,318	9,994	174,483	24,325
Equity securities available for sale:
Common stocks	1,951	512	-	-	1,951	512
Preferred stocks	747	138	-	-	747	138
Mutual funds	332	69	-	-	332	69

Total equity securities available for sale	3,030	719	-	-	3,030	719

Total	$131,195	$15,050	$46,318	$9,994	$177,513	$25,044

    At December 31, 2009, AIG held 13,188 and 854 of individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 6,004 individual securities were in a continuous unrealized loss position for longer than twelve months.

    AIG did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

	Total Fixed Maturity Available for Sale Securities		Fixed Maturity Securities in a Loss Position
December 31, 2009 (in millions)
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due in one year or less	$14,712	$14,962	$2,811	$2,726
Due after one year through five years	83,419	86,297	16,806	15,421
Due after five years through ten years	98,051	102,125	21,866	20,342
Due after ten years	109,508	113,663	31,717	29,752
Mortgage-backed, asset-backed and collateralized	58,801	48,504	39,292	27,525

Total	$364,491	$365,551	$112,492	$95,766

    Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

(b) Net Investment Income

The following table presents the components of Net investment income:

Years Ended December 31, (in millions)	2009	2008	2007

Fixed maturities, including short-term investments	$15,774	$17,637	$18,315
Maiden Lane interests	391	(1,112)	-
Equity securities	389	395	406
Interest on mortgage and other loans	496	546	589
Partnerships	(25)	(2,078)	3,380
Mutual funds	388	(883)	486
Real estate	1,115	1,110	1,032
Other investments	395	527	588

Total investment income before policyholder investment income and trading gains (losses)	18,923	16,142	24,796
Policyholder investment income and trading gains (losses)	2,321	(3,674)	1,407

Total investment income	21,244	12,468	26,203
Investment expenses	871	835	901

Net investment income	$20,373	$11,633	$25,302

(c) Net Realized Capital Gains and Losses

The following table presents the components of Net realized capital gains (losses) and the increase (decrease) in unrealized appreciation of AIG's available for sale investments:

Years Ended December 31, (in millions)	2009	2008	2007

Sales of fixed maturity securities	$985	$(4,942)	$(371)
Sales of equity securities	359	62	874
Sales of real estate and loans	(13)	161	162
Other-than-temporary impairments:
Total other-than-temporary impairments on available for sale securities	(6,622)	(44,507)	(3,405)
Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in Accumulated other comprehensive income (loss)	319	-	-

Net other-than-temporary impairments on available for sale securities recognized in net income (loss)	(6,303)	(44,507)	(3,405)
Other-than-temporary impairments on all other investments	(966)	(503)	(257)
Provision for loan losses	(651)	-	-
Foreign exchange transactions	(842)	2,560	(693)
Derivative instruments	1,640	(3,331)	34
Other	(144)	956	450

Total	$(5,935)	$(49,544)	$(3,206)

Increase (decrease) in unrealized appreciation of investments:
Fixed maturities	$25,875	$(7,844)	$(4,738)
Equity securities	2,420	(4,130)	2,316
Other investments	(3,367)	123	(4,021)
Activity of businesses held for sale	5,011	(2,115)	(1,672)

Increase (decrease) in unrealized appreciation	$29,939	$(13,966)	$(8,115)

    Net unrealized gains (losses) included in the Consolidated Statement of Income from investment securities classified as trading securities in 2009, 2008 and 2007 were  $3.7 billion,  $(3.2) billion and  $1.1 billion, respectively.

The following table presents the gross realized gains and gross realized losses from sales of AIG's available for sale securities:

	Years Ended December 31,
	2009		2008		2007
(in millions)	Gross Realized Gains	Gross Realized Losses	Gross Realized Gains	Gross Realized Losses	Gross Realized Gains	Gross Realized Losses

Fixed maturities	$1,693	$708	$6,471	$11,413	$604	$975
Equity securities	577	218	1,137	1,075	1,064	190

Total	$2,270	$926	$7,608	$12,488	$1,668	$1,165

    For the year ended December 31, 2009, the aggregate fair value of available for sale securities sold was  $8.9 billion, which resulted in a net realized capital loss of  $880 million. The average periods of time that securities sold at a loss during the year ended December 31, 2009 were trading continuously at a price below cost or amortized cost was approximately six months.

Evaluating Investments for Other-Than-Temporary Impairments

    On April 1, 2009, AIG adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered AIG's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in Accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of Accumulated other comprehensive income (loss). AIG refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the new standard.

Impairment Policy — Effective April 1, 2009 and Thereafter

Fixed Maturity Securities

    If AIG intends to sell a fixed maturity security or it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

    For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of Accumulated other comprehensive income (loss)).

    When assessing AIG's intent to sell a fixed maturity security, or if it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition AIG's investment portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

    AIG considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. AIG also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

    In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, AIG generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by AIG(a):

(in millions)

Nine Months Ended December 31, 2009
Balance, March 31, 2009	$-
Increases due to:
Credit losses remaining in accumulated deficit related to the adoption of new other-than-temporary impairment standard	7,182
Credit impairments on new securities subject to impairment losses	579
Additional credit impairments on previously impaired securities	1,533
Reductions due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	(1,172)
Credit impaired securities for which there is a current intent or anticipated requirement to sell	(4)
Accretion on securities previously impaired due to credit(b)	(222)
Foreign exchange translation adjustments	46
Activity of discontinued operations	39
Impairments on securities reclassified to Assets of businesses held for sale	(176)
Other	(2)

Balance, December 31, 2009	$7,803

(a)
Includes structured, corporate, municipal and sovereign fixed maturity securities.

(b)
Represents accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities as well as the accretion due to the passage of time.

    In assessing whether a credit impairment has occurred for a structured fixed maturity security, AIG performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

    When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

  •
  Current delinquency rates;

  •
  Expected default rates and timing of such defaults;

  •
  Loss severity and timing of any such recovery;

  •
  Expected prepayment speeds; and

  •
  Ratings of securities underlying structured products.

    For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Equity Securities

    The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to other-than-temporary impairments in the second quarter of 2009. AIG continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

  •
  The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

  •
  A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

  •
  AIG has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

    The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which AIG could not reasonably assert that the impairment period would be temporary (severity losses).

Fixed Maturity Securities Impairment Policy — Prior to April 1, 2009

    In all periods prior to April 1, 2009, AIG assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of AIG's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

    In those periods, AIG evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

    After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

(d) Maiden Lane Investments

Maiden Lane II LLC

    On December 12, 2008, AIG, certain wholly owned U.S. life insurance company subsidiaries of AIG (the life insurance companies), and AIG Securities Lending Corp. (the AIG Agent), another AIG subsidiary, entered into an Asset Purchase Agreement (the Asset Purchase Agreement) with ML II, a Delaware limited liability company whose sole member is the FRBNY.

    Pursuant to the Asset Purchase Agreement, the life insurance companies sold to ML II all of their undivided interests in a pool of  $39.3 billion face amount of residential mortgage-backed securities (the RMBS). In exchange for the RMBS, the life insurance companies received an initial purchase price of  $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of  $1 billion plus a participation in the residual, each of which is subordinated to the repayment of the FRBNY loan to ML II.

    Pursuant to a credit agreement, the FRBNY, as senior lender, made a loan to ML II (the ML II Senior Loan) in the aggregate amount of  $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.00 percent and has a stated six-year term, subject to extension by the FRBNY at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the life insurance companies will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to  $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on AIG's fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the FRBNY as contingent interest and one-sixth to the life insurance companies as remaining deferred contingent purchase price. The FRBNY will have sole control over ML II and the sales of the RMBS by ML II so long as the FRBNY has any interest in the ML II Senior Loan.

    AIG does not have any control rights over ML II. AIG has determined that ML II is a variable interest entity (VIE) and AIG is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. AIG has elected to account for its  $1 billion economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in Bonds — trading securities, with changes in fair value reported as a component of Net investment income. See Note 5 herein for further discussion of AIG's fair value methodology.

    The life insurance companies applied the initial consideration from the RMBS sale, along with available cash and  $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions under the U.S. Securities Lending Program, including those with the FRBNY, which totaled approximately  $20.5 billion at December 12, 2008, and the U.S. Securities Lending Program and the Securities Lending Agreement with the FRBNY have been terminated.

Maiden Lane III LLC

    On November 25, 2008, AIG entered into a Master Investment and Credit Agreement (the ML III Agreement) with the FRBNY, ML III, and The Bank of New York Mellon, which established arrangements, through ML III, to fund the purchase of multi-sector collateralized debt obligations (multi-sector CDOs) underlying or related to certain credit default swaps and other similar derivative instruments (CDS) written by AIG Financial Products Corp. in connection with the termination of such CDS. Concurrently, AIG Financial Products Corp.'s counterparties to such CDS transactions agreed to terminate those CDS transactions relating to the multi-sector CDOs purchased from them.

    Pursuant to the ML III Agreement, the FRBNY, as senior lender, made available to ML III a term loan facility (the ML III Senior Loan) in an aggregate amount up to  $30.0 billion. The ML III Senior Loan bears interest at one-month LIBOR plus 1.0 percent and has a six-year expected term, subject to extension by the FRBNY at its sole discretion.

    AIG contributed  $5.0 billion for an equity interest in ML III. The equity interest will accrue distributions at a rate per annum equal to one-month LIBOR plus 3.0 percent. Accrued but unpaid distributions on the equity interest will be compounded monthly. AIG's rights to payment from ML III are fully subordinated and junior to all payments of principal and interest on the ML III Senior Loan. The creditors of ML III do not have recourse to AIG for ML III's obligations, although AIG is exposed to losses up to the full amount of AIG's equity interest in ML III.

    Upon payment in full of the ML III Senior Loan and the accrued distributions on AIG's equity interest in ML III, all remaining amounts received by ML III will be paid 67 percent to the FRBNY as contingent interest and 33 percent to AIG as contingent distributions on its equity interest.

    The FRBNY is the controlling party and managing member of ML III for so long as the FRBNY has any interest in the ML III Senior Loan. AIG does not have any control rights over ML III. AIG has determined that ML III is a VIE and AIG is not the primary beneficiary. AIG has elected to account for its  $5 billion interest in ML III (including the rights to contingent distributions) at fair value. This interest is reported in Bonds — trading securities, at fair value, with changes in fair value reported as a component of Net investment income. See Note 5 herein for a further discussion of AIG's fair value methodology.

    Through December 31, 2008, AIG Financial Products Corp. terminated CDS transactions with its counterparties and concurrently, ML III purchased the underlying multi-sector CDOs, including  $8.5 billion of multi-sector CDOs underlying 2a-7 Puts written by AIG Financial Products Corp. The FRBNY advanced an aggregate of  $24.3 billion to ML III under the ML III Senior Loan, and ML III funded its purchase of the  $62.1 billion of multi-sector CDOs with a net payment to AIG Financial Products Corp. counterparties of  $26.8 billion. AIG Financial Products Corp.'s counterparties also retained  $35.0 billion, of which  $2.5 billion was returned under the shortfall agreement, in net collateral previously posted by AIG Financial Products Corp. in respect of the terminated multi-sector CDS. The  $26.8 billion funded by ML III was based on the fair value of the underlying multi-sector CDOs at October 31, 2008, as mutually agreed between the FRBNY and AIG.

(e) Other Invested Assets

The following table summarizes Other invested assets:

At December 31, (in millions)	2009	2008

Category:
Alternative funds(a)	$19,273	$24,416
Mutual funds	9,623	8,585
Investment real estate(b)	7,262	8,879
Aircraft asset investments(c)	1,498	1,597
Life settlement contracts	3,399	2,581
Consolidated managed partnerships and funds	816	6,714
Direct private equity investments	443	649
All other investments	2,921	4,218

Other invested assets	$45,235	$57,639

(a)
Includes hedge funds, private equity funds and other investment partnerships.

(b)
Net of accumulated depreciation of  $1.04 billion and  $813 million in 2009 and 2008, respectively.

(c)
Consist primarily of Domestic Life Insurance & Retirement Services investments in aircraft equipment held in trusts.

Investments in Life Settlement Contracts

    AIG's life settlement contracts reported above are monitored for impairment on a contract-by-contract basis quarterly. During 2009, 2008 and 2007, income recognized on life settlement contracts was  $106 million,  $120 million and  $41 million, respectively, and are included in Net investment income in the Consolidated Statement of Income. Impairment charges on life settlement contracts are included in net realized capital gains (losses).

The following table presents further information regarding life settlement contracts:

	At December 31, 2009
(dollars in millions)	Number of Contracts	Carrying Value	Face Value (Death Benefits)

Remaining Life Expectancy of Insureds:
0 – 1 year	16	$17	$36
1 – 2 years	43	31	52
2 – 3 years	97	78	153
3 – 4 years	185	168	343
4 – 5 years	232	251	579
Thereafter	4,764	2,854	15,147

Total	5,337	$3,399	$16,310

    At December 31, 2009, the anticipated life insurance premiums required to keep the life settlement contracts in force, payable in the ensuing twelve months ending December 31, 2010 and the four succeeding years ending December 31, 2014 are  $411 million,  $422 million,  $432 million,  $436 million and  $430 million, respectively.

Other Invested Assets — Available for Sale Investments

    At December 31, 2009 and 2008,  $6.1 billion and  $6.8 billion of Other invested assets related to available for sale investments carried at fair value, with unrealized gains and losses recorded in Accumulated other comprehensive income (loss), net of deferred taxes, with almost all of the remaining investments being accounted for on the equity method of accounting. All of the investments are subject to other-than-temporary impairment evaluation (see Note 1(d) herein). The gross unrealized loss on the investments accounted for as available for sale at December 31, 2009 was  $229 million, the majority of which represents investments that have been in a continuous unrealized loss position for less than 12 months.

(f) Insurance — Statutory Deposits

    Total carrying values of cash and securities deposited by AIG's insurance subsidiaries under requirements of regulatory authorities were  $14.6 billion and  $15.2 billion at December 31, 2009 and 2008, respectively.

Lending Activities	12 Months Ended
Dec. 31, 2009
Lending Activities
Lending Activities

7. Lending Activities

The following table presents mortgages and other loans receivable:

Years Ended December 31, (in millions)	2009	2008

Mortgages – commercial	$16,005	$17,161
Mortgages – residential*	623	2,271
Life insurance policy loans	6,788	9,589
Collateral, guaranteed, and other commercial loans	4,883	5,874

Total mortgage and other loans receivable	28,299	34,895
Allowance for losses	(838)	(208)

Mortgage and other loans receivable, net	$27,461	$34,687

*
Primarily consists of foreign mortgage loans.

    Mortgage loans and other receivables held for sale were  $62 million and  $33 million at December 31, 2009 and 2008, respectively.

The following table summarizes finance receivables, net of unearned finance charges:

Years Ended December 31, (in millions)	2009	2008

Real estate loans	$15,473	$20,650
Non-real estate loans	3,449	5,763
Retail sales finance	1,132	3,417
Credit card loans	14	1,422
Other loans	1,865	1,169

Total finance receivables	21,933	32,421
Allowance for losses	(1,606)	(1,472)

Finance receivables, net	$20,327	$30,949

    Finance receivables held for sale were  $694 million and  $960 million at December 31, 2009 and 2008, respectively.

The following table presents a rollforward of the changes in the allowance for Mortgage and other loans receivable and allowance for Finance receivables:

	Mortgage and Other Loans Receivable
				Finance Receivables
Years Ended December 31, (in millions)
	2009	2008	2007	2009	2008	2007

Allowance, beginning of year	$208	$77	$64	$1,472	$878	$737
Loans charged off	(196)	-	(3)	(1,280)	(931)	(632)
Recoveries of loans previously charged off	-	30	-	106	129	106

Net charge-offs	(196)	30	(3)	(1,174)	(802)	(526)
Provision for loan losses	680	70	20	1,649	1,427	646
Other	123	34	2	(167)	(31)	21
Activity of discontinued operations	53	(3)	(6)	-	-	-
Reclassified to Assets of businesses held for sale	(30)	-	-	(174)	-	-

Allowance, end of year	$838	$208	$77	$1,606	$1,472	$878

Reinsurance	12 Months Ended
Dec. 31, 2009
Reinsurance
Reinsurance

8. Reinsurance

    In the ordinary course of business, AIG's General Insurance and life insurance companies place reinsurance with other insurance companies in order to provide greater diversification of AIG's business and limit the potential for losses arising from large risks. In addition, AIG's General Insurance subsidiaries assume reinsurance from other insurance companies.

The following table provides supplemental information for gross loss and benefit reserves net of ceded reinsurance:

	December 31, 2009		December 31, 2008
(in millions)	As Reported	Net of Reinsurance	As Reported	Net of Reinsurance

Liability for unpaid claims and claims adjustment expense	$(85,386)	$(67,899)	$(89,258)	$(72,455)
Future policy benefits for life and accident and health insurance contracts	(116,001)	(114,777)	(142,334)	(140,750)
Reserve for unearned premiums	(21,363)	(18,146)	(25,735)	(21,540)
Reinsurance assets*	21,928	-	22,582	-

*
Represents gross reinsurance assets, excluding allowances and reinsurance recoverable on paid losses.

General Reinsurance

    General reinsurance is effected under reinsurance treaties and by negotiation on individual risks. Certain of these reinsurance arrangements consist of excess of loss contracts which protect AIG against losses over stipulated amounts. Ceded premiums are considered prepaid reinsurance premiums and are recognized as a reduction of premiums earned over the contract period in proportion to the protection received. Amounts recoverable from general reinsurers are estimated in a manner consistent with the claims liabilities associated with the reinsurance and presented as a component of Reinsurance assets. Assumed reinsurance premiums are earned primarily on a pro-rata basis over the terms of the reinsurance contracts. For both ceded and assumed reinsurance, risk transfer requirements must be met in order for reinsurance accounting to apply. If risk transfer requirements are not met, the contract is accounted for as a deposit, resulting in the recognition of cash flows under the contract through a deposit asset or liability and not as revenue or expense. To meet risk transfer requirements, a reinsurance contract must include both insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. Similar risk transfer criteria are used to determine whether directly written insurance contracts should be accounted for as insurance or as a deposit.

    AIRCO acts primarily as an internal reinsurance company for AIG's General Insurance operations. This facilitates insurance risk management (retention, volatility, concentrations) and capital planning locally (branch and subsidiary). It also allows AIG to pool its insurance risks and purchase reinsurance more efficiently at a consolidated level, manage global counterparty risk and relationships and manage global life catastrophe risks.

The following table presents General Insurance premiums written and earned:

	General Insurance			Noncore Insurance*			Eliminations			Total
Years Ended December 31, (in millions)
	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007

Premiums written:
Direct	$38,461	$43,953	$46,693	$2,195	$3,997	$4,025	$-	$-	$-	$40,656	$47,950	$50,718
Assumed	2,061	2,913	2,541	2,628	6,301	6,657	(657)	(1,925)	(2,416)	4,032	7,289	6,782
Ceded	(9,869)	(12,335)	(13,080)	(631)	(697)	(722)	657	1,925	2,416	(9,843)	(11,107)	(11,386)

Total	$30,653	$34,531	$36,154	$4,192	$9,601	$9,960	$-	$-	$-	$34,845	$44,132	$46,114

Premiums earned:
Direct	$40,859	$44,655	$45,342	$2,288	$4,095	$3,824	$-	$-	$-	$43,147	$48,750	$49,166
Assumed	2,192	2,951	2,465	2,740	6,361	6,520	(657)	(1,925)	(2,416)	4,275	7,387	6,569
Ceded	(10,790)	(12,096)	(12,604)	(689)	(733)	(718)	657	1,925	2,416	(10,822)	(10,904)	(10,906)

Total	$32,261	$35,510	$35,203	$4,339	$9,723	$9,626	$-	$-	$-	$36,600	$45,233	$44,829

*
Includes Transatlantic which was deconsolidated during 2009; 21st Century and HSB which were sold during 2009.

    For the years ended December 31, 2009, 2008 and 2007, reinsurance recoveries, which reduced loss and loss expenses incurred, amounted to  $8.9 billion,  $8.3 billion and  $9.0 billion, respectively.

Life Reinsurance

    Life reinsurance is effected principally under yearly renewable term treaties. The premiums with respect to these treaties are considered prepaid reinsurance premiums and are recognized as a reduction of premiums earned over the contract period in proportion to the protection provided. Amounts recoverable from life reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of Reinsurance assets.

The following table presents premiums for AIG's Life Insurance and Retirement Services operations:

	Domestic Life Insurance & Retirement Services			Foreign Life Insurance & Retirement Services
							Eliminations			Total
Years Ended December 31, (in millions)
	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007

Gross premiums	$5,816	$7,951	$7,534	$13,138	$13,808	$12,714	$(4)	$-	$-	$18,950	$21,759	$20,248
Ceded premiums	(1,056)	(1,078)	(1,044)	(380)	(308)	(337)	4	-	-	(1,432)	(1,386)	(1,381)

Total	$4,760	$6,873	$6,490	$12,758	$13,500	$12,377	$-	$-	$-	$17,518	$20,373	$18,867

    Life Insurance recoveries, which reduced death and other benefits, approximated  $655 million,  $755 million and  $997 million, respectively, for the years ended December 31, 2009, 2008 and 2007.

The following table presents Life insurance in force ceded to other insurance companies:

At December 31, (in millions)	2009	2008	2007

Life insurance in force ceded	$339,183	$384,538	$402,654

    Life Insurance assumed represented less than 0.1 percent, 0.1 percent and 0.1 percent of gross Life insurance in force at December 31, 2009, 2008 and 2007, respectively, and combined domestic and foreign life insurance and retirement services premiums assumed represented 0.1 percent, 0.2 percent and 0.1 percent of gross premiums for the years ended December 31, 2009, 2008 and 2007, respectively.

    AIG's Domestic Life Insurance & Retirement Services operations utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Pools of highly-rated third-party reinsurers are utilized to manage net amounts at risk in excess of retention limits. AIG's Domestic Life Insurance companies also cede excess, non-economic reserves carried on a statutory-basis only on certain term and universal life insurance policies and certain fixed annuities to an offshore affiliate.

    AIG generally obtains letters of credit in order to obtain statutory recognition of its intercompany reinsurance transactions. For this purpose, AIG has a  $2.5 billion syndicated letter of credit facility outstanding at December 31, 2009, all of which relates to life intercompany reinsurance transactions. AIG has also obtained approximately  $2.3 billion of letters of credit on a bilateral basis all of which relates to life intercompany reinsurance transactions. All of these approximately  $4.8 billion of letters of credit are due to mature on December 31, 2015.

Reinsurance Security

    AIG's third-party reinsurance arrangements do not relieve AIG from its direct obligation to its insureds. Thus, a credit exposure exists with respect to both general and life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. AIG holds substantial collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. A provision has been recorded for estimated unrecoverable reinsurance. AIG has been largely successful in prior recovery efforts.

    AIG evaluates the financial condition of its reinsurers and establishes limits per reinsurer through AIG's Credit Risk Committee. AIG believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to AIG, nor is AIG's business substantially dependent upon any single reinsurer.

Deferred Policy Acquisition Costs	12 Months Ended
Dec. 31, 2009
Deferred Policy Acquisition Costs.
Deferred Policy Acquisition Costs

9. Deferred Policy Acquisition Costs

The following table presents a rollforward of deferred policy acquisition costs:

Years Ended December 31,
(in millions)	2009	2008	2007

General Insurance operations:
Balance, beginning of year	$5,114	$5,407	$4,977

Dispositions(a)	(418)	-	-
Acquisition costs deferred	6,522	7,370	8,661
Amortization expense	(6,741)	(7,457)	(8,268)
Activity of discontinued operations	-	(152)	57
Increase (decrease) due to foreign exchange and other	398	(54)	(20)

Balance, end of year	$4,875	$5,114	$5,407

Domestic Life Insurance & Retirement Services operations:
Balance, beginning of year	$14,447	$12,270	$11,657

Dispositions(b)	(479)	-	-
Acquisition costs deferred	1,014	1,655	1,636
Amortization (charged) or credited to pre-tax income(c)	(1,553)	(522)	(1,488)
Change in unrealized gains (losses) on securities(d)	(960)	1,158	444
Increase (decrease) due to foreign exchange	(10)	(114)	85
Other(e)	(1,361)	-	(64)

Subtotal	$11,098	$14,447	$12,270
Consolidation and eliminations	49	55	62

Balance, end of year(f)	$11,147	$14,502	$12,332

Foreign Life Insurance & Retirement Services operations:
Balance, beginning of year	$26,166	$26,175	$21,153

Dispositions(b)	-	(16)	-
Acquisition costs deferred	2,227	2,539	2,790
Amortization (charged) or credited to pre-tax income(c)	(1,714)	(1,906)	(345)
Change in unrealized gains (losses) on securities(d)	(147)	25	190
Increase (decrease) due to foreign exchange	1,104	(782)	415
Other(e)	(220)	(1,058)	(393)
Activity of discontinued operations	698	1,189	2,365
Reclassified to Assets of businesses held for sale	(3,322)	-	-

Balance, end of year(f)	$24,792	$26,166	$26,175

Total deferred policy acquisition costs	$40,814	$45,782	$43,914

(a)
Transatlantic was deconsolidated during the second quarter of 2009, 21st Century was sold in the third quarter of 2009 and HSB was sold during the first quarter of 2009.

(b)
AIG Life Canada was sold in the second quarter of 2009 and Brazil operations were sold in the fourth quarter of 2008.

(c)
In 2007, amortization expense increased  $101 million for Domestic Life Insurance & Retirement Services and decreased by  $440 million for Foreign Life Insurance & Retirement Services related to changes in actuarial estimates, which was mostly offset in Policyholder benefits and claims incurred.

(d)
In 2009, includes increase of  $1.3 billion and  $155 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard for Domestic Life Insurance & Retirement Services and Foreign Life Insurance & Retirement Services, respectively.

(e)
In 2009, includes decrease of  $1.3 billion and  $155 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard for Domestic Life Insurance & Retirement Services and Foreign Life Insurance & Retirement Services, respectively. In 2008, primarily represents the cumulative effect of adopting a new accounting standard addressing the fair value option for financial assets and financial liabilities for Foreign Life Insurance & Retirement Services.

(f)
Includes  $86 million,  $1.0 billion, and  $(112) million for Domestic Life Insurance & Retirement Services at December 31, 2009, 2008 and 2007, respectively, and  $(25) million,  $121 million, and  $87 million for Foreign Domestic Life Insurance & Retirement Services at December 31, 2009, 2008 and 2007, respectively, related to the effect of net unrealized gains and losses on available for sale securities.

    AIG adopted a new other-than-temporary impairments accounting standard on April 1, 2009 resulting in a cumulative effect adjustment to the cost basis of affected securities and DAC and SIA charges related to other-than-temporary impairments previously taken. There was no material effect to DAC and SIA assets on the Consolidated Balance Sheet. However, because Net realized capital gains and losses are included in the estimated gross profits used to amortize DAC for investment-oriented products, DAC amortization is expected to be lower in future periods.

    Included in the above table is the VOBA, an intangible asset recorded during purchase accounting, which is amortized in a manner similar to DAC. Amortization of VOBA was  $271 million,  $111 million and  $213 million in 2009, 2008 and 2007, respectively, while the unamortized balance was  $1.63 billion,  $2.05 billion and  $1.86 billion at December 31, 2009, 2008 and 2007, respectively. The percentage of the unamortized balance of VOBA at 2009 expected to be amortized in 2010 through 2014 by year is: 12.5 percent, 10.3 percent, 9.0 percent, 7.6 percent and 6.5 percent, respectively, with 54.1 percent being amortized after five years. These projections are based on current estimates for investment, persistency, mortality and morbidity assumptions. The DAC amortization charged to income includes the increase or decrease of amortization related to Net realized capital gains (losses), primarily in the Domestic Retirement Services business. In 2009, 2008 and 2007, the rate of amortization expense (increased) decreased by  $(252) million,  $2.1 billion and  $382 million, respectively.

    As AIG operates in various global markets, the estimated gross profits used to amortize DAC, VOBA and SIA are subject to differing market returns and interest rate environments in any single period. The combination of market returns and interest rates may lead to acceleration of amortization in some products and regions and simultaneous deceleration of amortization in other products and regions.

    DAC, VOBA and SIA for insurance-oriented, investment-oriented and retirement services products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, AIG's DAC, VOBA and SIA may be subject to an impairment charge and AIG's results of operations could be significantly affected in future periods.

Variable Interest Entities	12 Months Ended
Dec. 31, 2009
Variable Interest Entities
Variable Interest Entities

10. Variable Interest Entities

    The accounting standard related to the consolidation of variable interest entities (VIEs) provides guidance for determining when to consolidate certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk to allow the entity to finance its activities without additional subordinated financial support. This standard recognizes that consolidation based on majority voting interest should not apply to these variable interest entities. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

    AIG enters into various arrangements with VIEs in the normal course of business. AIG's insurance companies are involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs. Through its Financial Services segment and asset management businesses, AIG has participated in arrangements with VIEs that includes designing and structuring entities, warehousing and managing the collateral of the entities, and entering into insurance, credit and derivative transactions with the entities. AIG has also established trusts for the sole purpose of issuing mandatorily redeemable preferred stock totaling  $1.3 billion to investors. AIG has determined that the trusts are VIEs, but has not consolidated these VIEs because AIG is not the primary beneficiary and does not hold a variable interest in these VIEs.

    AIG generally determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and AIG's interests in the entity that either create or absorb variability. AIG evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it was unclear from a qualitative standpoint if AIG was the primary beneficiary, AIG used a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns by using cash flow modeling.

    AIG's total off-balance sheet exposure associated with VIEs, primarily consisting of financial guarantees and commitments to real estate and investment funds was  $2.5 billion and  $3.3 billion at December 31, 2009 and 2008, respectively.

The following table presents AIG's total assets, total liabilities and off-balance sheet exposure associated with its significant variable interests in consolidated VIEs:

					Off-Balance Sheet Exposure
At December 31, (in billions)	VIE Assets*		VIE Liabilities
	2009	2008	2009	2008	2009	2008

Real estate and investment funds	$4.6	$5.6	$2.9	$3.1	$0.6	$0.9
Commercial paper conduit	3.6	6.2	3.0	8.0	-	-
CDOs	0.2	0.3	0.1	-	-	-
Affordable housing partnerships	2.5	2.7	-	-	-	-
Other	3.4	0.9	2.1	0.6	-	-

Total	$14.3	$15.7	$8.1	$11.7	$0.6	$0.9

*
Each of the VIE's assets can be used only to settle specific obligations of that VIE.

    AIG defines a variable interest as significant relative to the materiality of its interest in the VIE. AIG calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where AIG has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by AIG generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to AIG, except in limited circumstances when AIG has provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which AIG holds a significant variable interest or is a sponsor that holds a variable interest in a VIE, and AIG's maximum exposure to loss associated with these VIEs:

		Maximum Exposure to Loss
		On-Balance Sheet		Off-Balance Sheet
(in billions)	Total VIE Assets	Purchased and Retained Interests	Other	Commitments and Guarantees	Derivatives	Total

December 31, 2009
Real estate and investment funds	$23.3	$3.2	$0.4	$1.6	$-	$5.2
CDOs	84.7	6.5	-	-	0.3	6.8
Affordable housing partnerships	1.3	-	1.3	-	-	1.3
Maiden Lane Interests	38.7	5.3	-	-	-	5.3
Other	7.6	0.9	0.5	-	-	1.4

Total	$155.6	$15.9	$2.2	$1.6	$0.3	$20.0

December 31, 2008
Real estate and investment funds	$23.5	$2.5	$0.5	$1.6	$-	$4.6
CDOs	95.9	6.4	-	-	0.5	6.9
Affordable housing partnerships	1.0	-	1.0	-	-	1.0
Maiden Lane Interests	46.4	4.9	-	-	-	4.9
Other	8.7	2.1	0.5	0.3	-	2.9

Total	$175.5	$15.9	$2.0	$1.9	$0.5	$20.3

Balance Sheet Classification

AIG's interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Consolidated Balance Sheet as follows:

At December 31, (in billions)	Consolidated VIEs		Unconsolidated VIEs
	2009	2008	2009	2008

Assets:
Mortgage and other loans receivable	$-	$-	$0.5	$0.5
Available for sale securities(a)(b)	0.9	0.9	1.5	0.8
Trading securities(a)(b)	3.9	6.2	11.7	11.1
Other invested assets	3.6	4.3	3.6	3.5
Other asset accounts(b)	5.9	4.3	1.1	2.0

Total	$14.3	$15.7	$18.4	$17.9

Liabilities:
FRBNY commercial paper funding facility	$2.7	$6.8	$-	$-
Other long-term debt(b)	4.6	4.3	0.3	-
Other liability accounts(b)	0.8	0.6	-	-

Total	$8.1	$11.7	$0.3	$-

(a)
During 2009, AIGFP's interests in certain VIEs for which it has elected the fair value option, previously reported in the table above as Available for sale securities, were reclassified to Trading securities to conform with the Consolidated Balance Sheet presentation. Prior period amounts were reclassified to conform to the current period presentation.

(b)
In 2009, AIG made revisions to VIE assets and liabilities reported above to include valuation adjustments on certain AIGFP trading securities and long-term debt recorded on AIG's Consolidated Balance Sheet and to include certain VIEs not previously characterized as such. Prior period amounts were reclassified to conform to the current presentation.

Real Estate and Investment Funds

    AIG Investments, through AIG Global Real Estate, is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. AIG's involvement varies from being a passive equity investor or finance provider to actively managing the activities of the VIE.

    In certain instances, AIG Investments acts as the investment manager of an investment fund, private equity fund or hedge fund and is responsible for carrying out the investment mandate of the VIE. AIG's insurance operations participate as passive investors in the equity issued primarily by third-party-managed hedge and private equity funds and some AIG Investments managed funds. AIG's insurance operations typically are not involved in the design or establishment of VIEs, nor do they actively participate in the management of VIEs.

Commercial Paper Conduit

    AIGFP is the primary beneficiary of Curzon Funding LLC, an asset-backed commercial paper conduit to third parties, the assets of which serve as collateral for the conduit's obligations. At December 31, 2009, the entity had  $2.7 billion of commercial paper outstanding under the CPFF.

CDOs

    AIGFP has invested in CDOs, and similar structures, which can be cash-based or synthetic and are actively or passively managed. AIGFP's role is generally limited to that of an investor. It does not manage such structures.

    In certain instances, AIG Investments acts as the collateral manager of a CDO. In CDO transactions, AIG establishes a trust or other special purpose entity that purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed. The management fees that AIG Investments earns as collateral manager are not material to AIG's consolidated financial statements. Certain AIG insurance companies also invest in these CDOs. AIG combines variable interests (e.g., management, performance fees and debt or equity securities) held through its various operating subsidiaries in evaluating the need for consolidation. The CDOs in which AIG holds an ownership interest are further described in Note 6.

Affordable Housing Partnerships

    SunAmerica Affordable Housing Partners, Inc. (SAAHP) organizes and invests in limited partnerships that develop and operate affordable housing qualifying for federal tax credits, and a few market rate properties across the United States. The general partners in the operating partnerships are almost exclusively unaffiliated third-party developers. AIG does not consolidate an operating partnership if the general partner is an unaffiliated person. Through approximately 1,200 partnerships, SAAHP has invested in developments with approximately 150,000 apartment units nationwide, and has syndicated over  $7 billion in partnership equity since 1991 to other investors who will receive, among other benefits, tax credits under certain sections of the Internal Revenue Code. The pre-tax income of SAAHP is reported, along with other SunAmerica partnership income, as a component of AIG's Domestic Life Insurance and Retirement Services segment.

Maiden Lane Interests

ML II

    On December 12, 2008, certain AIG wholly owned life insurance companies sold all of their undivided interests in a pool of  $39.3 billion face amount of RMBS to ML II, whose sole member is the FRBNY. AIG has a significant variable economic interest in ML II, which is a VIE. See Note 6 herein for further discussion.

ML III

    On November 25, 2008, AIG entered into the ML III Agreement with the FRBNY, ML III, and The Bank of New York Mellon, which established arrangements, through ML III, to fund the purchase of multi-sector CDOs underlying or related to CDS written by AIG Financial Products Corp. in connection with the termination of such CDS. Concurrently, AIG Financial Products Corp's counterparties to such CDS transactions agreed to terminate those CDS transactions relating to the multi-sector CDOs purchased from them. AIG has a significant variable interest in ML III, which is a VIE. See Note 6 herein for further discussion.

Other Asset Accounts

Qualifying Special Purpose Entities (QSPEs)

    AIG sponsors two QSPEs that issue securities backed by consumer loans collateralized by individual life insurance assets. As of December 31, 2009, AIG's maximum exposure, representing the carrying value of the consumer loans, was  $492 million and the total VIE assets for these entities was  $1.8 billion. AIG records the maximum exposure as finance receivables and does not consolidate the total VIE assets of these entities.

AGF Securitization Transactions

    AGF uses special purpose entities to issue asset-backed securities in securitization transactions to investors. The asset-backed securities are backed by the expected cash flows from securitized real estate loans. Other than servicing fees and prepayment penalties, payments from these real estate loans are not available to AGF until the repayment of the debt issued in connection with the securitization transactions. AGF recorded these transactions as "on-balance sheet" secured financings because the transfer of these real estate loans to the trusts did not qualify as sales. AGF evaluated the securitization trusts and determined that these entities are VIEs of which AGF is the primary beneficiary, and therefore consolidated such entities. AGF retains interests in its securitization transactions, including senior and subordinated securities issued by the VIEs, and residual interests. AGF retains credit risk in its securitizations because its retained interests include the most subordinated interest in the securitized assets, which are the first to absorb credit losses on the securitized assets. These retained interests are primarily comprised of  $786 million, or 40 percent, of the assets transferred in connection with the on-balance sheet securitization completed on July 30, 2009. AGF expects that any credit losses in the pool of securitized assets would likely be limited to its retained interests. AGF generally has no obligation to repurchase or replace securitized assets that subsequently become delinquent or are otherwise in default. Finance receivables that collateralize the secured debt of the VIE are included on the balance sheet. These finance receivables totaled  $2.2 billion and  $371 million at December 31, 2009 and 2008, respectively.

RMBS, CMBS and Other ABS

    AIG is a passive investor in RMBS, CMBS and other ABS primarily issued by domestic entities that are typically structured as QSPEs. AIG does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, AIG has not included these entities in the above table. As the non-sponsor and non-transferor, AIG does not have the information needed to conclusively verify that these entities are QSPEs. AIG's maximum exposure is limited to its investment in securities issued by these entities and AIG is not the primary beneficiary of the overall entity activities. The fair values of AIG's investments in RMBS, CMBS and CDO/ABS are reported in Note 6.

ECA Financing Vehicles

    ILFC has created wholly owned subsidiaries for the purpose of purchasing aircraft and obtaining financing secured by such aircraft. The secured debt has been guaranteed by the European Export Credit Agencies. These entities meet the definition of a VIE because they do not have sufficient equity to operate without ILFC's subordinated financial support in the form of intercompany notes which serve as equity even though they are legally debt instruments. ILFC fully consolidates the entities, controls all the activities of the entities, and guarantees the activities of the entities. AIG has not included these entities in the above table as they are wholly owned and there are no other variable interests other than those of ILFC and the lenders. See Note 14 herein for further information.

Leasing Entities

    ILFC has created wholly owned subsidiaries for the purpose of facilitating aircraft leases with airlines. The entities meet the definition of a VIE because they do not have sufficient equity to operate without ILFC's subordinated financial support in the form of intercompany notes which serve as equity. ILFC fully consolidates the entities, controls all the activities of the entities, and fully guarantees the activities of the entities. AIG has not included these entities in the above table as they are wholly owned and there are no other variable interests in the entities other than those of ILFC.

Structured Investment Vehicle

    In 2007, AIGFP sponsored Nightingale Finance LLC, its only structured investment vehicle (SIV), that invests in variable rate, investment-grade debt securities, the majority of which are asset-backed securities. AIGFP has an obligation to support the SIV by purchasing commercial paper or providing repurchase financing to the extent that the SIV is unable to finance itself in the open market. The SIV meets the definition of a VIE because it does not have sufficient equity to operate without subordinated capital notes, which serve as equity even though they are legally debt instruments. The capital notes absorb losses prior to the senior debt. AIGFP did not own a material loss-absorbing variable interest in the SIV at December 31, 2009 and, therefore, is not the primary beneficiary.

    See Note 16 herein for discussion of the AIA and ALICO SPVs.

Derivatives and Hedge Accounting	12 Months Ended
Dec. 31, 2009
Derivatives and Hedge Accounting
Derivatives and Hedge Accounting

11. Derivatives and Hedge Accounting

    AIG uses derivatives and other financial instruments as part of its financial risk management programs and as part of its investment operations. AIGFP has also transacted in derivatives as a dealer.

    Derivatives are financial arrangements among two or more parties with returns linked to or "derived" from some underlying equity, debt, commodity or other asset, liability, or foreign exchange rate or other index or the occurrence of a specified payment event. Derivative payments may be based on interest rates, exchange rates, prices of certain securities, commodities, or financial or commodity indices or other variables. Derivatives, with the exception of bifurcated embedded derivatives, are reflected at fair value on the Consolidated Balance Sheet in Unrealized gain on swaps, options and forward transactions, at fair value and Unrealized loss on swaps, options and forward contracts, at fair value. Bifurcated embedded derivatives are recorded with the host contract on the Consolidated Balance Sheet.

The following table presents the notional amounts and fair values of AIG's derivative instruments:

	Derivative Assets		Derivative Liabilities
At December 31, 2009 (in millions)
	Notional Amount(a)	Fair Value(b)	Notional Amount(a)	Fair Value(b)

Derivatives designated as hedging instruments:
Interest rate contracts(c)	$10,612	$2,129	$3,884	$375

Total derivatives designated as hedging instruments	10,612	2,129	3,884	375

Derivatives not designated as hedging instruments:
Interest rate contracts(c)	345,614	27,451	300,847	23,718
Foreign exchange contracts	16,662	720	9,719	939
Equity contracts	8,175	1,184	7,713	1,064
Commodity contracts	759	883	381	373
Credit contracts	3,706	1,210	190,275	5,815
Other contracts	34,605	928	23,310	1,101

Total derivatives not designated as hedging instruments	409,521	32,376	532,245	33,010

Total derivatives	$420,133	$34,505	$536,129	$33,385

(a)
Notional amount represents a standard of measurement of the volume of derivatives business of AIG. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the Consolidated Balance Sheet. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps and certain credit contracts.

(b)
Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(c)
Includes cross currency swaps.

The following table presents the fair values of derivative assets and liabilities on the Consolidated Balance Sheet:

At December 31, 2009 (in millions)	Derivative Assets(a)	Derivative Liabilities(b)

AIGFP derivatives	$31,951	$30,930
Non-AIGFP derivatives	2,554	2,455

Total derivatives, gross	34,505	33,385

Counterparty netting(c)	(19,054)	(19,054)
Cash collateral(d)	(6,317)	(8,166)

Total derivatives, net	$9,134	$6,165

(a)
Included in non-AIGFP derivatives are  $4 million of bifurcated embedded derivatives of which  $3 million and  $1 million, respectively, are recorded in Bonds available for sale, at fair value, and Policyholder contract deposits.

(b)
Included in non-AIGFP derivatives are  $762 million of bifurcated embedded derivatives, of which  $760 million and  $2 million are recorded in Policyholder contract deposits and Common and preferred stock.

(c)
Represents netting of derivative exposures covered by a qualifying master netting agreement.

(d)
Represents cash collateral posted and received.

Hedge Accounting

    AIG designated certain derivatives entered into by AIGFP with third parties as either fair value or cash flow hedges of certain debt issued by AIG Parent (including the Matched Investment Program (MIP)), International Lease Finance Corporation (ILFC) and AGF. The fair value hedges included (i) interest rate swaps that were designated as hedges of the change in the fair value of fixed rate debt attributable to changes in the benchmark interest rate and (ii) foreign currency swaps designated as hedges of the change in fair value of foreign currency denominated debt attributable to changes in foreign exchange rates and in certain cases also the benchmark interest rate. With respect to the cash flow hedges, (i) interest rate swaps were designated as hedges of the changes in cash flows on floating rate debt attributable to changes in the benchmark interest rate, and (ii) foreign currency swaps were designated as hedges of changes in cash flows on foreign currency denominated debt attributable to changes in the benchmark interest rate and foreign exchange rates.

    AIG assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. Regression analysis is employed to assess the effectiveness of these hedges both on a prospective and retrospective basis. AIG does not utilize the shortcut method to assess hedge effectiveness. For net investment hedges, the matched terms method is utilized to assess hedge effectiveness.

    During the twelve months ended December 31, 2009 AIG de-designated certain derivatives to which it was applying hedge accounting and recorded a reduction of other revenue of approximately  $10 million related to the amortization of the basis adjustment. There were no instances of the discontinuation of hedge accounting during 2008.

    Beginning in 2009, AIG began using debt instruments in net investment hedge relationships to mitigate the foreign exchange risk associated with AIG's non-U.S. dollar functional currency foreign subsidiaries. AIG assesses the hedge effectiveness and measures the amount of ineffectiveness for these hedge relationships based on changes in spot exchange rates. AIG records the change in the carrying amount of these investments in the foreign currency translation adjustment within Accumulated other comprehensive loss. Simultaneously, the effective portion of the hedge of this exposure is also recorded in foreign currency translation adjustment and the ineffective portion, if any, is recorded in earnings. If (1) the notional amount of the hedging debt instrument matches the designated portion of the net investment and (2) the hedging debt instrument is denominated in the same currency as the functional currency of the hedged net investment, no ineffectiveness is recorded in earnings. For the year ended December 31, 2009, AIG recognized losses of  $81 million included in Foreign currency translation adjustment in Accumulated other comprehensive loss related to the net investment hedge relationships.

The following table presents the effect of AIG's derivative instruments in fair value hedging relationships on the Consolidated Statement of Income (Loss):

Year Ended December 31, (in millions)	2009

Interest rate contracts(a)(b)(c):
Gain (Loss) Recognized in Earnings on Derivative	$(240)
Gain (Loss) Recognized in Earnings on Hedged Item	343
Gain (Loss) Recognized in Earnings for Ineffective Portion and Amount Excluded from Effectiveness Testing	87

(a)
Gains and losses recognized in earnings on derivatives and hedged items are recorded in Interest expense. Gains and losses recognized in earnings on derivatives for the ineffective portion and amounts excluded from effectiveness testing are recorded in Net realized capital losses and Other income, respectively.

(b)
Includes  $95 million for 2009 related to the ineffective portion and  $(8) million for 2009 for amounts excluded from effectiveness testing.

(c)
During 2008, AIG recognized a loss related to the ineffective portion of these hedges of  $61 million, and a gain of  $17 million related to amount excluded from effectiveness testing.

The following table presents the effect of AIG's derivative instruments in cash flow hedging relationships on the Consolidated Statement of Income (Loss):

Year Ended December 31, (in millions)	2009

Interest rate contracts(a)(b):
Gain (Loss) Recognized in OCI on Derivatives and Hedge Items	$91
Gain (Loss) Reclassified from Accumulated OCI into Earnings(c)	(4)
Gain (Loss) Recognized in Earnings on Derivatives for Ineffective Portion	5

(a)
Gains and losses reclassified from Accumulated other comprehensive loss are recorded in Other income. Gains or losses recognized in earnings on derivatives for the ineffective portion are recorded in Net realized capital losses.

(b)
During 2008, AIG recognized a loss related to the ineffective portion these hedges of  $13 million. In addition, all components of the derivative's gains and losses were included in the assessment of hedge effectiveness.

(c)
The effective portion of the change in fair value of a derivative qualifying as a cash flow hedge is recorded in Accumulated other comprehensive loss until earnings are affected by the variability of cash flows in the hedged item. At December 31, 2009,  $74 million of the deferred net loss in Accumulated other comprehensive loss is expected to be recognized in earnings during the next 12 months.

Derivatives Not Designated as Hedging Instruments

The following table presents the effect of AIG's derivative instruments not designated as hedging instruments on the Consolidated Statement of Income (Loss):

Year Ended December 31, 2009 (in millions)	Gains (Losses) Recognized in Earnings(a)

Interest rate contracts(b)	$903
Foreign exchange contracts	(728)
Equity contracts	(888)
Commodity contracts	(703)
Credit contracts	2,088
Other contracts	1,739

Total	$2,411

(a)
Represents gains for 2009 recorded in Net realized capital gains of  $1.2 billion and in Other income of  $1.2 billion.
(b)
Includes cross currency swaps.

AIGFP Derivatives

    AIGFP enters into derivative transactions to mitigate risk in its exposures (interest rates, currencies, commodities, credit and equities) arising from its transactions. In most cases, AIGFP did not hedge its exposures related to the credit default swaps it had written. As a dealer, AIGFP structured and entered into derivative transactions to meet the needs of counterparties who may be seeking to hedge certain aspects of such counterparties' operations or obtain a desired financial exposure.

    AIGFP's derivative transactions involving interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying notional amounts. AIGFP typically became a principal in the exchange of interest payments between the parties and, therefore, is exposed to counterparty credit risk and may be exposed to loss, if counterparties default. Currency, commodity, and equity swaps are similar to interest rate swaps, but involve the exchange of specific currencies or cash flows based on the underlying commodity, equity securities or indices. Also, they may involve the exchange of notional amounts at the beginning and end of the transaction. Swaptions are options where the holder has the right but not the obligation to enter into a swap transaction or cancel an existing swap transaction.

    AIGFP follows a policy of minimizing interest rate, currency, commodity, and equity risks associated with investment securities by entering into internal offsetting positions, on a security by security basis within its derivatives portfolio, thereby offsetting a significant portion of the unrealized appreciation and depreciation. In addition, to reduce its credit risk, AIGFP has entered into credit derivative transactions with respect to  $566 million of securities to economically hedge its credit risk.

    The timing and the amount of cash flows relating to AIGFP's foreign exchange forwards and exchange traded futures and options contracts are determined by each of the respective contractual agreements.

    Futures and forward contracts are contracts that obligate the holder to sell or purchase foreign currencies, commodities or financial indices in which the seller/purchaser agrees to make/take delivery at a specified future date of a specified instrument, at a specified price or yield. Options are contracts that allow the holder of the option to purchase or sell the underlying commodity, currency or index at a specified price and within, or at, a specified period of time. As a writer of options, AIGFP generally receives an option premium and then manages the risk of any unfavorable change in the value of the underlying commodity, currency or index by entering into offsetting transactions with third-party market participants. Risks arise as a result of movements in current market prices from contracted prices, and the potential inability of the counterparties to meet their obligations under the contracts.

AIGFP Super Senior Credit Default Swaps

    AIGFP entered into credit default swap transactions with the intention of earning revenue on credit exposure. In the majority of AIGFP's credit default swap transactions, AIGFP sold credit protection on a designated portfolio of loans or debt securities. Generally, AIGFP provides such credit protection on a "second loss" basis, meaning that AIGFP would incur credit losses only after a shortfall of principal and/or interest, or other credit events, in respect of the protected loans and debt securities, exceeds a specified threshold amount or level of "first losses."

    Typically, the credit risk associated with a designated portfolio of loans or debt securities has been tranched into different layers of risk, which are then analyzed and rated by the credit rating agencies. At origination, there is usually an equity layer covering the first credit losses in respect of the portfolio up to a specified percentage of the total portfolio, and then successive layers ranging generally from a BBB-rated layer to one or more AAA-rated layers. A significant majority of AIGFP transactions that were rated by rating agencies had risk layers or tranches rated AAA at origination and are immediately junior to the threshold level above which AIGFP's payment obligation would generally arise. In transactions that were not rated, AIGFP applied equivalent risk criteria for setting the threshold level for its payment obligations. Therefore, the risk layer assumed by AIGFP with respect to the designated portfolio of loans or debt securities in these transactions is often called the "super senior" risk layer, defined as a layer of credit risk senior to one or more risk layers rated AAA by the credit rating agencies, or if the transaction is not rated, structured to the equivalent thereto.

The following table presents the net notional amount, fair value of derivative (asset) liability and unrealized market valuation gain (loss) of the AIGFP super senior credit default swap portfolio, including credit default swaps written on mezzanine tranches of certain regulatory capital relief transactions, by asset class:

	Net Notional Amount December 31,		Fair Value of Derivative (Asset) Liability at December 31,		Unrealized Market Valuation Gain (Loss) Year Ended December 31,
(in millions)	2009(a)(b)	2008(a)	2009(b)(c)(d)	2008(c)(d)	2009(d)	2008(d)

Regulatory Capital:
Corporate loans(e)(f)	$55,010	$125,628	$-	$-	$-	$-
Prime residential mortgages(g)	93,276	107,246	(137)	-	137	-
Other(e)(f)	1,760	1,575	21	379	35	(379)

Total	150,046	234,449	(116)	379	172	(379)

Arbitrage:
Multi-sector CDOs(h)(i)	7,926	12,556	4,418	5,906	(669)	(25,700)
Corporate debt/CLOs(j)	22,076	50,495	309	2,554	1,863	(2,328)

Total	30,002	63,051	4,727	8,460	1,194	(28,028)

Mezzanine tranches(f)(k)	3,478	4,701	143	195	52	(195)

Total	$183,526	$302,201	$4,754	$9,034	$1,418	$(28,602)

(a)
Net notional amounts presented are net of all structural subordination below the covered tranches.

(b)
During 2009, AIGFP terminated certain super senior CDS transactions with its counterparties with a net notional amount of  $14.0 billion, comprised of  $1.5 billion in Regulatory Capital — Other,  $3.0 billion in Multi-sector CDO and  $9.5 billion in Corporate debt/CLOs. These transactions were terminated at approximately their fair value at the time of the termination. As a result, a  $2.7 billion loss, which was previously included in the fair value derivative liability as an unrealized market valuation loss, was realized. During 2009, AIGFP also extinguished its obligation with respect to a Multi-sector CDO by purchasing the protected CDO security for  $496 million, its principal amount outstanding related to this obligation. Upon purchase, the CDO security was included in the available for sale portfolio at fair value.

(c)
Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(d)
Includes credit valuation adjustment gains of  $52 million and  $185 million in 2009 and 2008, respectively, representing the effect of changes in AIG's credit spreads on the valuation of the derivatives liabilities.

(e)
During 2009, AIGFP reclassified one regulatory capital CDS transaction from Regulatory Capital — Corporate loans to Regulatory Capital — Other, given the understanding that the counterparty no longer receives regulatory capital benefits.

(f)
During 2009, AIGFP reclassified two mezzanine trades having net notional amounts of  $462 million and  $240 million, respectively, into Regulatory Capital — Corporate loans and Regulatory Capital — Other, respectively, after determining that the trades were not stand-alone but rather part of the related regulatory capital trades. The effect on unrealized market valuation gain (loss) was not significant.

(g)
During the fourth quarter of 2009, one counterparty notified AIG that it would not terminate early two of its prime residential mortgage transactions with a combined net notional amount of  $32.8 billion that were expected to be terminated in the first quarter of 2010. With respect to these transactions, the counterparty no longer has any rights to terminate the transactions prior to maturity and is required to pay AIG fees on the original notional amounts reduced only by realized losses through the final contractual maturity. Since the two transactions have weighted average lives that are considerably less than their final contractual maturities, there is a value to AIGFP representing counterparty contractual fees to be received beyond the date at which the net notional amounts have fully amortized through the final contractual maturity date. As a result, the fair value of these two transactions as of December 31, 2009 is a derivative asset of  $137 million.

(h)
Includes  $6.3 billion and  $9.7 billion in net notional amount of credit default swaps written with cash settlement provisions at December 31, 2009 and 2008, respectively.

(i)
During the fourth quarter of 2008, AIGFP terminated the majority of the CDS transactions written on multi-sector CDOs in connection with the ML III transaction.
(j)
Includes  $1.4 billion and  $1.5 billion in net notional amount of credit default swaps written on the super senior tranches of CLOs as of December 31, 2009 and 2008, respectively.

(k)
Net of offsetting purchased CDS of  $1.5 billion and  $2.0 billion in net notional amount at December 31, 2009 and 2008, respectively.

    All outstanding CDS transactions for regulatory capital purposes and the majority of the arbitrage portfolio have cash-settled structures in respect of a basket of reference obligations, where AIGFP's payment obligations, other than for posting collateral, may be triggered by payment shortfalls, bankruptcy and certain other events such as write-downs of the value of underlying assets. For the remainder of the CDS transactions in respect of the arbitrage portfolio, AIGFP's payment obligations are triggered by the occurrence of a credit event under a single reference security, and performance is limited to a single payment by AIGFP in return for physical delivery by the counterparty of the reference security.

    The expected weighted average maturity of AIGFP's super senior credit derivative portfolios as of December 31, 2009 was 0.6 years for the regulatory capital corporate loan portfolio, 1.8 years for the regulatory capital prime residential mortgage portfolio, 5.8 years for the regulatory capital other portfolio, 5.5 years for the multi-sector CDO arbitrage portfolio and 4.2 years for the corporate debt/CLO portfolio.

Regulatory Capital Portfolio

    A total of  $150.0 billion in net notional amount of AIGFP's super senior credit default swap portfolio as of December 31, 2009 represented derivatives written for financial institutions in Europe, for the purpose of providing regulatory capital relief rather than for arbitrage purposes. In exchange for a periodic fee, the counterparties receive credit protection with respect to a portfolio of diversified loans they own, thus reducing their minimum capital requirements. These CDS transactions were structured with early termination rights for counterparties allowing them to terminate these transactions at no cost to AIGFP at a certain period of time or upon a regulatory event such as the implementation of Basel II. During 2009,  $62.9 billion in net notional amount was terminated or matured at no cost to AIGFP. Through February 17, 2010, AIGFP had also received a formal termination notice for an additional  $25.6 billion in net notional amount with an effective termination date in 2010.

    The regulatory capital relief CDS transactions require cash settlement and, other than for collateral posting, AIGFP is required to make a payment in connection with a regulatory capital relief transaction only if realized credit losses in respect of the underlying portfolio exceed AIGFP's attachment point.

    All of the regulatory capital transactions directly or indirectly reference tranched pools of large numbers of whole loans that were originated by the financial institution (or its affiliates) receiving the credit protection, rather than structured securities containing loans originated by other third parties. In the vast majority of transactions, the loans are intended to be retained by the originating financial institution and in all cases the originating financial institution is the purchaser of the CDS, either directly or through an intermediary.

    The super senior tranches of these CDS transactions continue to be supported by high levels of subordination, which, in most instances, have increased since origination. The weighted average subordination supporting the prime residential mortgage and corporate loan referenced portfolios at December 31, 2009 was 13.23 percent and 22.76 percent, respectively. The highest level of realized losses to date in any single residential mortgage and corporate loan pool was 2.40 percent and 0.52 percent, respectively. The corporate loan transactions are each comprised of several hundred secured and unsecured loans diversified by industry and, in some instances, by country, and have per-issuer concentration limits. Both types of transactions generally allow some substitution and replenishment of loans, subject to defined constraints, as older loans mature or are prepaid. These replenishment rights generally mature within the first few years of the trade, after which the proceeds of any prepaid or maturing loans are applied first to the super senior tranche (sequentially), thereby increasing the relative level of subordination supporting the balance of AIGFP's super senior CDS exposure.

    Given the current performance of the underlying portfolios, the level of subordination and AIGFP's own assessment of the credit quality of the underlying portfolio, as well as the risk mitigants inherent in the transaction structures, AIGFP does not expect that it will be required to make payments pursuant to the contractual terms of those transactions providing regulatory relief. AIGFP continues to reassess the expected maturity of this portfolio. As of December 31, 2009, AIGFP estimated that the weighted average expected maturity of the portfolio was 1.35 years. AIGFP has not been required to make any payments as part of terminations initiated by counterparties. The regulatory benefit of these transactions for AIGFP's financial institution counterparties is generally derived from the terms of Basel I that existed through the end of 2007 and which is in the process of being replaced by Basel II. It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these CDS transactions, except in a small number of specific instances. However, the Basel Committee recently announced that it has agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame.

Arbitrage Portfolio

    A total of  $30.0 billion and  $63.1 billion in net notional amount of AIGFP's super senior credit default swaps as of December 31, 2009 and 2008, respectively, are arbitrage-motivated transactions written on multi-sector CDOs or designated pools of investment grade senior unsecured corporate debt or CLOs.

    The outstanding multi-sector CDO CDS portfolio at December 31, 2009 was written on CDO transactions that generally held a concentration of RMBS, CMBS and inner CDO securities. At December 31, 2009, approximately  $3.8 billion net notional amount (fair value liability of  $2.4 billion) of this portfolio was written on super senior multi-sector CDOs that contain some level of sub-prime RMBS collateral, with a concentration in the 2005 and earlier vintages of sub-prime RMBS. AIGFP's portfolio also included both high grade and mezzanine CDOs.

    The majority of multi-sector CDO CDS transactions require cash settlement and, other than for collateral posting, AIGFP is required to make a payment in connection with such transactions only if realized credit losses in respect of the underlying portfolio exceed AIGFP's attachment point. In the remainder of the portfolio, AIGFP's payment obligations are triggered by the occurrence of a credit event under a single reference security, and performance is limited to a single payment by AIGFP in return for physical delivery by the counterparty of the reference security.

    Included in the multi-sector CDO portfolio are 2a-7 Puts. Holders of securities are required, in certain circumstances, to tender their securities to the issuer at par. If an issuer's remarketing agent is unable to resell the securities so tendered, AIGFP must purchase the securities at par so long as the security has not experienced a payment default or certain bankruptcy events with respect to the issuer of such security have not occurred.

    At January 1, 2008, 2a-7 Puts with a net notional amount of  $6.5 billion were outstanding and included as part of the multi-sector CDO portfolio. During 2008, AIGFP issued new 2a-7 Puts with a net notional amount of  $5.4 billion on the super senior security issued by a CDO of AAA-rated CMBS pursuant to a facility that was entered into in 2005. At December 31, 2009 and December 31, 2008, there were  $1.6 billion and  $1.7 billion net notional amount of 2a-7 Puts issued by AIGFP outstanding. AIGFP is not a party to any commitments to issue any additional 2a-7 Puts.

    During 2008, AIGFP repurchased multi-sector CDO securities with a principal amount of  $9.4 billion in connection with these obligations, of which  $8.0 billion was funded using existing liquidity arrangements. In connection with the ML III transaction, ML III purchased  $8.5 billion of multi-sector CDOs underlying 2a-7 Puts written by AIGFP. A portion of the net payment made by ML III to the counterparties for the purchase of the multi-sector CDOs facilitated the resolution of liquidity arrangements, which had funded certain of the multi-sector CDOs in connection with the 2a-7 Puts.

    Among the multi-sector CDOs purchased by ML III are certain CDO securities with a net notional amount of  $1.7 billion for which the related 2a-7 Puts to AIGFP remained outstanding as of December 31, 2008, of which  $1.6 billion remained outstanding as of December 31, 2009. In December 2008, ML III and AIGFP entered into an agreement with respect to the  $252 million net notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised in 2009. Under that agreement, ML III agreed not to sell the multi-sector CDOs in 2009 and either not to exercise its put option on such multi-sector CDOs or simultaneously to exercise its put option with a par purchase of the multi-sector CDO securities. In exchange, AIGFP agreed to pay to ML III the consideration that it received for providing the put protection.

    In January 2010, AIGFP and ML III amended and restated such agreement in respect of the outstanding 2a-7 Puts as of the date of the agreement. Pursuant to this agreement, ML III has agreed not to exercise its put option on multi-sector CDOs or simultaneously to exercise its put option with a corresponding par purchase of the multi-sector CDOs with respect to the  $867 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised on or prior to December 31, 2010 and  $543 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised on or prior to April 30, 2011. In addition, there are  $186 million notional amount of multi-sector CDOs held by MLIII with 2a-7 Puts that may not be exercised on or prior to December 31, 2010, for which MLIII has only agreed not to exercise its put option on multi-sector CDOs or simultaneously to exercise its put option with a corresponding par purchase of the multi-sector CDOs through December 31, 2010. In exchange, AIGFP has agreed to pay to ML III the consideration that it receives for providing the put protection. Additionally, ML III has agreed that if it sells any such multi-sector CDO with a 2a-7 Put to a third-party purchaser , that such sale will be conditioned upon, among other things, such third-party purchaser agreeing that until the legal final maturity date of such multi-sector CDO it will not exercise its put option on such multi-sector CDO or it will make a corresponding par purchase of such multi-sector CDO simultaneously with the exercise of its put option. In exchange for such commitment from the third-party purchaser, AIGFP will agree to pay to such third-party purchaser the consideration that it receives for providing the put protection.

    ML III has agreed to assist AIGFP in efforts to mitigate or eliminate AIGFP's obligations under such 2a-7 Puts relating to multi-sector CDOs held by ML III prior to the expiration of ML III's obligations with respect to such multi-sector CDOs. There can be no assurances that such efforts will be successful. To the extent that such efforts are not successful with respect to a multi-sector CDO held by ML III with a 2a-7 Put and ML III has not sold such multi-sector CDO to a third-party who has committed not to exercise its put option on such multi-sector CDO or to make a corresponding par purchase of such multi-sector CDO simultaneously with the exercise of its put option then, upon the expiration of ML III's aforementioned obligations with respect to such multi-sector CDO, AIGFP will be obligated under the related 2a-7 Put to purchase such multi-sector CDO at par in the circumstances and subject to the limited conditions contained in the applicable agreements.

    The corporate arbitrage portfolio consists principally of CDS transactions written on portfolios of senior unsecured corporate obligations that were generally rated investment grade at inception of the CDS. These CDS transactions require cash settlement. Also, included in this portfolio are CDS transactions with a net notional of  $1.4 billion written on the senior part of the capital structure of CLOs, which require physical settlement.

    Certain of the super senior credit default swaps provide the counterparties with an additional termination right if AIG's rating level falls to BBB or Baa2. At that level, counterparties to the CDS transactions with a net notional amount of  $10.4 billion at December 31, 2009 have the right to terminate the transactions early. If counterparties exercise this right, the contracts provide for the counterparties to be compensated for the cost to replace the transactions, or an amount reasonably determined in good faith to estimate the losses the counterparties would incur as a result of the termination of the transactions.

    Due to long-term maturities of the CDS in the arbitrage portfolio, AIG is unable to make reasonable estimates of the periods during which any payments would be made. However, the net notional amount represents the maximum exposure to loss on the super senior credit default swap portfolio.

Collateral

    Most of AIGFP's super senior credit default swaps are subject to collateral posting provisions, which typically are governed by International Swaps and Derivatives Association, Inc. (ISDA) Master Agreements (Master Agreements) and related Credit Support Annexes (CSA). These provisions differ among counterparties and asset classes. AIGFP has received collateral calls from counterparties in respect of certain super senior credit default swaps, of which a large majority relate to multi-sector CDOs. To a lesser extent, AIGFP has also received collateral calls in respect of certain super senior credit default swaps entered into by counterparties for regulatory capital relief purposes and in respect of corporate arbitrage.

    The amount of future collateral posting requirements is a function of AIG's credit ratings, the rating of the reference obligations and the market value of the relevant reference obligations, with the latter being the most significant factor. While a high level of correlation exists between the amount of collateral posted and the valuation of these contracts in respect of the arbitrage portfolio, a similar relationship does not exist with respect to the regulatory capital portfolio given the nature of how the amount of collateral for these transactions is determined. Given the severe market disruption, lack of observable data and the uncertainty of future market price movements, AIGFP is unable to reasonably estimate the amounts of collateral that it may be required to post in the future.

    At December 31, 2009 and December 31, 2008, the amount of collateral postings with respect to AIGFP's super senior credit default swap portfolio (prior to offsets for other transactions) was  $4.6 billion and  $8.8 billion, respectively.

AIGFP Written Single Name Credit Default Swaps

    AIGFP has also entered into credit default swap contracts referencing single-name exposures written on corporate, index, and asset-backed credits, with the intention of earning spread income on credit exposure. Some of these transactions were entered into as part of a long short strategy allowing AIGFP to earn the net spread between CDS they wrote and ones they purchased. At December 31, 2009, the net notional amount of these written CDS contracts was  $2.1 billion. AIGFP has hedged these exposures by purchasing offsetting CDS contracts of  $526 million in net notional amount. The net unhedged position of approximately  $1.6 billion represents the maximum exposure to loss on these CDS contracts. The average maturity of the written CDS contracts is 6.5 years. At December 31, 2009, the fair value of derivative liability (which represents the carrying value) of the portfolio of CDS was  $291 million.

    Upon a triggering event (e.g., a default) with respect to the underlying credit, AIGFP would normally have the option to settle the position through an auction process (cash settle) or pay the notional amount of the contract to the counterparty in exchange for a bond issued by the underlying credit obligor (physical settle).

    AIGFP wrote these written CDS contracts under Master Agreements. The majority of these Master Agreements include CSA, which provide for collateral postings at various ratings and threshold levels. At December 31, 2009, AIGFP had posted  $354 million of collateral under these contracts.

Non-AIGFP Derivatives

    AIG and its subsidiaries (other than AIGFP) also use derivatives and other instruments as part of their financial risk management programs. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with investments in fixed income securities, outstanding medium- and long-term notes, and other interest rate sensitive assets and liabilities. In addition, foreign exchange derivatives (principally foreign exchange forwards and options) are used to economically mitigate risk associated with non-U.S. dollar denominated debt, net capital exposures and foreign exchange transactions. The derivatives are effective economic hedges of the exposures they are meant to offset.

    In addition to hedging activities, AIG also uses derivative instruments with respect to investment operations, which include, among other things, credit default swaps, and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

Matched Investment Program Written Credit Default Swaps

    The MIP has entered into CDS contracts as a writer of protection, with the intention of earning spread income on credit exposure in an unfunded form. The portfolio of CDS contracts were single-name exposures and, at inception, were predominantly high grade corporate credits.

    The MIP invested in written CDS contracts through an affiliate which then transacts directly with unaffiliated third parties under ISDA agreements. As of December 31, 2009, the notional amount of written CDS contracts was  $3.97 billion with an average credit rating of BBB+. The average maturity of the written CDS contracts is 2.4 years as of December 31, 2009. As of December 31, 2009, the fair value of the derivative liability (which represents the carrying value) of the MIP's written CDS was  $71.5 million.

    The majority of the ISDA agreements include CSA provisions, which provide for collateral postings at various ratings and threshold levels. At December 31, 2009,  $26.1 million of collateral was posted for CDS contracts related to the MIP. The notional amount represents the maximum exposure to loss on the written CDS contracts. However, due to the average investment grade rating and expected default recovery rates, actual losses are expected to be less.

    Upon a triggering event (e.g., a default) with respect to the underlying credit, the MIP would normally have the option to settle the position through an auction process (cash settlement) or pay the notional amount of the contract to the counterparty in exchange for a bond issued by the underlying credit (physical settlement).

Credit Risk-Related Contingent Features

    AIG transacts in derivative transactions directly with unaffiliated third parties under ISDA agreements. Many of the ISDA agreements also include CSA provisions, which provide for collateral postings at various ratings and threshold levels. These provisions are predominantly limited to additional collateral posting requirements contingent upon downgrade of AIG's credit rating. In addition, AIG attempts to reduce credit risk with certain counterparties by entering into agreements that enable collateral to be obtained from a counterparty on an upfront or contingent basis.

    The aggregate fair value of AIG's derivative instruments, including those of AIGFP, that contain credit risk-related contingent features that are in a net liability position at December 31, 2009 was approximately  $9.8 billion. The aggregate fair value of assets posted as collateral under these contracts at December 31, 2009, was  $9.9 billion. See Note 5 herein.

    It is estimated that as of the close of business on December 31, 2009, based on AIG's outstanding financial derivative transactions, including those of AIGFP at that date, a one-notch downgrade of AIG's long-term senior debt ratings to Baa1 by Moody's Investors Service (Moody's) and BBB+ by Standard & Poor's Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (S&P), would permit counterparties to make additional collateral calls and permit the counterparties to elect early termination of contracts, resulting in up to approximately  $1.8 billion of corresponding collateral postings and termination payments; a two-notch downgrade to Baa2 by Moody's and BBB by S&P would result in approximately  $1.2 billion in additional collateral postings and termination payments above the one-notch downgrade amount; and a three-notch downgrade to Baa3 by Moody's and BBB- by S&P would result in approximately  $0.6 billion in additional collateral postings and termination payments above the two-notch downgrade amount. Additional collateral postings upon downgrade are estimated based on the factors in the individual collateral posting provisions of the CSA with each counterparty and current exposure as of December 31, 2009. Factors considered in estimating the termination payments upon downgrade include current market conditions, the complexity of the derivative transactions, historical termination experience and other observable market events such as bankruptcy and downgrade events that have occurred at other companies. The actual termination payments could significantly differ from management's estimates given market conditions at the time of downgrade and the level of uncertainty in estimating both the number of counterparties who may elect to exercise their right to terminate and the payment that may be triggered in connection with any such exercise.

Liability for Unpaid Claims and Claims Adjustment Expense and Future Policy Benefits for Life and Accident and Health Insurance Contracts and Policyholder Contract Deposits	12 Months Ended
Dec. 31, 2009
Liability for Unpaid Claims and Claims Adjustment Expense and Future Policy Benefits for Life and Accident and Health Insurance Contracts and Policyholder Contract Deposits
Liability for Unpaid Claims and Claims Adjustment Expense and Future Policy Benefits for Life and Accident and Health Insurance Contracts and Policyholder Contract Deposits

12.  Liability for Unpaid Claims and Claims Adjustment Expense and Future Policy Benefits for Life and Accident and Health Insurance Contracts and Policyholder Contract Deposits

The following table presents the reconciliation of activity in the Liability for unpaid claims and claims adjustment expense:

Years Ended December 31, (in millions)	2009	2008	2007

Balance, beginning of year:
Liability for unpaid claims and claims adjustment expense	$89,258	$85,500	$79,999
Reinsurance recoverable	(16,803)	(16,212)	(17,369)

Total	72,455	69,288	62,630

Foreign exchange effect	1,416	(2,113)	955
Acquisitions(a)	-	-	317
Dispositions(b)	(9,657)	(269)	-

Losses and loss expenses incurred(c):
Current year	27,354	34,516	29,741
Prior years, other than accretion of discount(d)	2,771	118	(656)
Prior years, accretion of discount	313	317	327

Total	30,438	34,951	29,412

Losses and loss expenses paid(c):
Current year	11,079	13,204	9,499
Prior years	15,673	16,240	14,577

Total	26,752	29,444	24,076

Activity of discontinued operations	(1)	42	50

Balance, end of year:
Net liability for unpaid claims and claims adjustment expense	67,899	72,455	69,288
Reinsurance recoverable	17,487	16,803	16,212

Total	$85,386	$89,258	$85,500

(a)
Represents the opening balance with respect to the acquisition of WüBa in 2007.

(b)
Transatlantic was deconsolidated during the second quarter of 2009, 21st Century was sold in the third quarter of 2009; HSB was sold during the first quarter of 2009, and Unibanco was sold in the fourth quarter of 2008.

(c)
Includes amounts related to dispositions through the date of disposition.

(d)
In 2009, includes  $1.51 billion,  $956 million and  $151 million related to excess casualty, excess workers' compensation and asbestos, respectively.

Discounting of Reserves

    At December 31, 2009, net loss reserves reflect a loss reserve discount of  $2.66 billion, including tabular and non-tabular calculations. The tabular workers' compensation discount is calculated using a 3.5 percent interest rate and the 1979-81 Decennial Mortality Table. The non-tabular workers' compensation discount is calculated separately for companies domiciled in New York and Pennsylvania, and follows the statutory regulations for each state. For New York companies, the discount is based on a five percent interest rate and the companies' own payout patterns. For Pennsylvania companies, the statute has specified discount factors for accident years 2001 and prior, which are based on a six percent interest rate and an industry payout pattern. For accident years 2002 and subsequent, the discount is based on the payout patterns and investment yields of the companies. Certain other liability occurrence and products liability occurrence business in AIRCO that was written by Commercial Insurance is discounted based on the yield of Department of the Treasury securities ranging from one to twenty years and the Commercial Insurance payout pattern for this business. The discount is comprised of the following:  $669 million — tabular discount for workers' compensation in Commercial Insurance;  $1.9 billion — non-tabular discount for workers' compensation in Commercial Insurance;  $130 million — non-tabular discount for other liability occurrence and products liability occurrence in AIRCO for Commercial Insurance business.

Future policy benefits and policyholder contract deposits

The following table presents the analysis of the future policy benefits and policyholder contract deposits liabilities:

At December 31, (in millions)	2009	2008

Future policy benefits:
Long duration and structured settlement contracts	$115,638	$141,623
Short duration contracts	363	711

Total	$116,001	$142,334

Policyholder contract deposits:
Annuities	$138,844	$139,126
Guaranteed investment contracts	8,747	14,821
Universal life products	31,030	29,277
Variable products	24,196	24,965
Corporate life products	2,247	2,259
Other investment contracts	15,064	16,252

Total	$220,128	$226,700

    Long duration contract liabilities included in future policy benefits, as presented in the preceding table, result primarily from life products. Short duration contract liabilities are primarily accident and health products. The liability for future life policy benefits has been established based upon the following assumptions:

  •
  Interest rates (exclusive of immediate/terminal funding annuities), which vary by territory, year of issuance and products, range from 1.0 percent to 12.9 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 11.5 percent and grade to not greater than 3.5 percent.

  •
  Mortality and surrender rates are based upon actual experience by geographical area modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 6.7 percent.

  •
  The portions of current and prior Net income and of current unrealized appreciation of investments that can inure to the benefit of AIG are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

  •
  Participating life business represented approximately 12 percent of the gross insurance in force at December 31, 2009 and 18 percent of gross Premiums and other considerations in 2009. The amount of annual dividends to be paid is determined locally by the boards of directors. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations.

    The liability for policyholder contract deposits has been established based on the following assumptions:

  •
  Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 1.5 percent to, including bonuses, 13.0 percent. Less than 1.0 percent of the liabilities are credited at a rate greater than 9.0 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 12.0 percent grading to zero over a period of zero to 15 years.
  •
  Domestically, guaranteed investment contracts (GICs) have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.3 percent to 9.0 percent. The vast majority of these GICs mature within four years.

  •
  Interest rates on corporate life insurance products are guaranteed at 4.0 percent and the weighted average rate credited in 2009 was 4.8 percent.

  •
  The universal life funds have credited interest rates of 0.8 percent to 8.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 12.0 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

  •
  For variable products and investment contracts, policy values are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units plus any liability for guaranteed minimum death or withdrawal benefits.

    Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

Variable Life and Annuity Contracts	12 Months Ended
Dec. 31, 2009
Variable Life and Annuity Contracts
Variable Life and Annuity Contracts

13. Variable Life and Annuity Contracts

    AIG reports variable contracts through separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities), and the separate account qualifies for separate account treatment. In some foreign jurisdictions, separate accounts are not legally insulated from general account creditors and therefore do not qualify for separate account treatment. In such cases, the variable contracts are reported as general account contracts even though the policyholder bears the risks associated with the performance of the assets. AIG also reports variable annuity and life contracts through separate accounts, or general accounts when not qualified for separate account reporting, when AIG contractually guarantees to the contract holder (variable contracts with guarantees) either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in minor instances, no minimum returns) (Net Deposits Plus a Minimum Return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary (Highest Contract Value Attained). These guarantees include benefits that are payable in the event of death, annuitization, or, in other instances, at specified dates during the accumulation period. Such benefits are referred to as guaranteed minimum death benefits (GMDB), guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). For AIG, GMDB is by far the most widely offered benefit.

    The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as Separate account assets with an equivalent summary total reported as Separate account liabilities when the separate account qualifies for separate account treatment. Assets for separate accounts that do not qualify for separate account treatment are reported as trading account assets, and liabilities are included in the respective policyholder liability account of the general account. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in Policyholder benefits and claims incurred in the Consolidated Statement of Income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Consolidated Statement of Income for those accounts that qualify for separate account treatment. Net investment income and gains and losses on trading accounts for contracts that do not qualify for separate account treatment are reported in Net investment income and are principally offset by amounts reported in Policyholder benefits and claims incurred.

The vast majority of AIG's exposure on guarantees made to variable contract holders arises from GMDB. The following table presents details concerning AIG's GMDB exposures(a):

	2009		2008
At December 31, (dollars in billions)	Net Deposits Plus a Minimum Return	Highest Contract Value Attained	Net Deposits Plus a Minimum Return	Highest Contract Value Attained

Account value(b)	$57	$12	$50	$11
Amount at risk(c)	8	2	13	5
Average attained age of contract holders by product	40-71 years	55-71 years	38-69 years	55-71 years

Range of guaranteed minimum return rates	3-10%		3-10%

(a)
The presentation of ALICO and Nan Shan in discontinued operations does not reduce AIG's exposure to these guarantees. The exposure will be transferred upon closing of the sale of these businesses.

(b)
Included in Policyholder contract deposits in the Consolidated Balance Sheet.

(c)
Represents the amount of death benefit currently in excess of Account value.

The following summarizes GMDB liabilities for guarantees on variable contracts reflected in the general account.

Years Ended December 31, (in millions)	2009	2008

Balance, beginning of year	$717	$463
Reserve increase	228	425
Benefits paid	(173)	(88)
Activity of discontinued operations	45	(83)

Balance, end of year	$817	$717

    The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. AIG regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

    The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009:

  •
  Data used was up to 1,000 stochastically generated investment performance scenarios.

  •
  Mean investment performance assumptions ranged from three percent to approximately ten percent depending on the block of business.

  •
  Volatility assumptions ranged from six percent to 23 percent depending on the block of business.

  •
  Mortality was assumed at between 50 percent and 103 percent of various life and annuity mortality tables.

  •
  For domestic contracts, lapse rates vary by contract type and duration and ranged from zero percent to 40 percent. For foreign contracts, lapse rates ranged from zero percent to 35 percent depending on the type of contract.

  •
  For domestic contracts, the discount rate ranged from 3.25 percent to 11 percent. For foreign contracts, the discount rate ranged from 1.5 percent to 8.5 percent.

    In addition to GMDB, AIG's contracts currently include to a lesser extent GMIB. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. AIG periodically evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

    AIG contracts currently include GMAV and GMWB benefits. GMAV and GMWB considered to be embedded derivatives are recognized at fair value through earnings. AIG enters into derivative contracts to economically hedge a portion of the exposure that arises from GMAV and GMWB.

Debt Outstanding	12 Months Ended
Dec. 31, 2009
Debt Outstanding
Debt Outstanding

14. Debt Outstanding

The following table summarizes AIG's total debt outstanding:

At December 31, (in millions)	2009	2008

FRBNY Credit Facility (secured)	$23,435	$40,431
Other long-term debt	113,298	137,054
Commercial paper and other short-term debt	-	613
Federal Reserve Bank of New York commercial paper funding facility	4,739	15,105

Total debt	$141,472	$193,203

    Historically, AIG has issued long-term debt denominated in various currencies, although predominantly U.S. dollars, with both fixed and variable interest rates. The following table is a summary of long-term debt carrying values (including unamortized original issue discount, hedge accounting valuation adjustments and fair value adjustments, where applicable) by contractual maturity as of December 31, 2009.

The following table presents maturities of long-term debt, excluding borrowings of consolidated investments:

At December 31, 2009 (in millions)		Year Ending
	Total	2010	2011	2012	2013	2014	Thereafter

AIG:
FRBNY Credit Facility	$23,435	$-	$-	$-	$23,435	$-	$-
Notes and bonds payable	10,419	1,350	547	27	998	-	7,497
Junior subordinated debt	12,001	-	-	-	-	-	12,001
Junior subordinated debt attributable to equity units	5,880	-	-	-	-	-	5,880
Loans and mortgages payable	438	-	-	368	-	-	70
MIP matched notes and bonds payable	13,371	2,231	3,194	2,151	901	417	4,477
Series AIGFP matched notes and bonds payable	3,913	39	27	56	3	-	3,788

Total AIG	69,457	3,620	3,768	2,602	25,337	417	33,713

AIGFP, at fair value:
GIAs	8,257	842	268	262	297	664	5,924
Notes and bonds payable	2,029	493	160	670	4	58	644
Loans and mortgages payable	1,022	295	228	203	77	150	69
Hybrid financial instrument liabilities	1,887	273	351	97	276	136	754

Total AIGFP	13,195	1,903	1,007	1,232	654	1,008	7,391

AIGLH notes and bonds payable	798	500	-	-	-	-	298

Liabilities connected to trust preferred stock	1,339	-	-	-	-	-	1,339

ILFC(a):
Notes and bonds payable	16,929	4,129	4,643	3,572	3,542	1,043	-
Junior subordinated debt	999	-	-	-	-	-	999
ECA Facilities(b)	3,004	513	425	396	396	391	883
Bank financings and other secured financings(c)	5,241	2,116	2,849	165	16	37	58

Total ILFC	26,173	6,758	7,917	4,133	3,954	1,471	1,940

AGF(a):
Notes and bonds payable(d)	19,770	6,550	3,581	2,277	2,320	459	4,583
Junior subordinated debt	349	-	-	-	-	-	349

Total AGF	20,119	6,550	3,581	2,277	2,320	459	4,932

AIGCFG Loans and mortgages payable(a)	216	98	32	37	37	9	3
Other subsidiaries(a)	295	3	5	8	3	6	270

Total	$131,592	$19,432	$16,310	$10,289	$32,305	$3,370	$49,886

(a)
AIG does not guarantee these borrowings.

(b)
Reflects future minimum payment for ILFC's borrowings under the 1999 and 2004 ECA Facilities

(c)
Includes  $130 million of secured financings that are non-recourse to ILFC.

(d)
On July 9, 2009, AGF converted the  $2.45 billion of loans that AGF had previously drawn on its 364-Day Syndicated Facility into one-year term loans. AIG has provided a capital support agreement for the benefit of the lenders of these termed-out loans, which must be repaid by July 9, 2010.

AIG (Parent Company)

    (i) FRBNY Credit Facility: On September 22, 2008, AIG entered into the  $85 billion FRBNY Credit Agreement and a Guarantee and Pledge Agreement (the Pledge Agreement) with the FRBNY.

    Pursuant to the FRBNY Credit Agreement, in consideration for the FRBNY's extension of credit under the FRBNY Credit Facility and the payment of  $500,000, AIG agreed to issue 100,000 shares of AIG Series C Preferred Stock.

    On November 9, 2008, AIG and the FRBNY amended the FRBNY Credit Agreement with effect from November 25, 2008. The amended FRBNY Credit Agreement provides, among other things, that (i) the total commitment under the FRBNY Credit Facility following the issuance of the AIG Series D Preferred Stock is  $60 billion; (ii) the interest rate payable on outstanding borrowings is three-month LIBOR (not less than 3.5 percent) plus 3.0 percent per annum; (iii) the fee payable on undrawn amounts is 0.75 percent per annum; and (iv) the term of the FRBNY Credit Facility is five years.

    On April 17, 2009, AIG and the Board of Governors of the Federal Reserve System entered into an Amendment No. 3 to the FRBNY Credit Agreement. The FRBNY Credit Agreement was amended, among other things, to remove the minimum 3.5 percent LIBOR borrowing rate floor, and permit the issuance by AIG of the AIG Series E Preferred Stock, the AIG Series F Preferred Stock and the AIG Series F Warrant to the Department of the Treasury.

    On December 1, 2009, AIG and the FRBNY entered into Amendment No. 4 to the FRBNY Credit Agreement. The FRBNY Credit Agreement was amended, among other things, to permit the consummation of the transactions contemplated by the AIA Purchase Agreement and the ALICO Purchase Agreement and reduce the outstanding principal of the FRBNY Credit Facility and the maximum amount available to be borrowed thereunder by  $25 billion in exchange for the Preferred Interests in the AIA and ALICO SPVs. The difference in the amount of the FRBNY Credit Facility extinguished and the  $24.4 billion of the Preferred Interest fair value is being recognized over the remaining term of the FRBNY Credit Facility as a reduction to interest expense.

    The FRBNY Credit Facility is secured by pledges of the capital stock and assets of certain of AIG's subsidiaries, subject to exclusions of certain property not permitted to be pledged under the debt agreements of AIG and certain of its subsidiaries, as well as exclusions of assets of regulated subsidiaries, assets of foreign subsidiaries and assets of SPVs.

    See Note 16 herein for further discussion on these transactions.

    Since the fourth quarter of 2008, AIG has not had access to its traditional sources of long-term or short-term financing through the public debt markets.

    (ii) Notes and bonds payable: On August 18, 2008, AIG sold  $3.25 billion principal amount of senior unsecured notes in a Rule 144A/Regulation S offering which bear interest at a per annum rate of 8.25 percent and mature in 2018. The proceeds from the sale of these notes were used by AIGFP for its general corporate purposes, and the notes are included within "Series AIGFP matched notes and bonds payable" in the preceding tables.

    As of December 31, 2009, approximately  $7.0 billion principal amount of senior notes were outstanding under AIG's medium-term note program, of which  $3.2 billion was used for AIG's general corporate purposes,  $508 million was used by AIGFP (included within "AIGFP matched notes bonds and payable" in the preceding tables) and  $3.3 billion was used to fund the MIP. The maturity dates of these notes range from 2010 to 2052. To the extent considered appropriate, AIG may enter into swap transactions to manage its effective borrowing rates with respect to these notes.

    As of December 31, 2009, the equivalent of  $11.6 billion of notes were outstanding under AIG's Euro medium-term note program, of which  $9.6 billion were used to fund the MIP and the remainder was used for AIG's general corporate purposes. The aggregate amount outstanding includes a  $815 million loss resulting from foreign exchange translation into U.S. dollars related to notes issued to fund the MIP. AIG has economically hedged the currency exposure arising from its foreign currency denominated notes.

    AIG maintains a shelf registration statement in Japan, providing for the issuance of up to Japanese Yen 300 billion principal amount of senior notes, of which the equivalent of  $547 million was outstanding at December 31, 2009.

    (iii) Junior subordinated debt: During 2007 and 2008, AIG issued an aggregate of  $12.5 billion of junior subordinated debentures denominated in U.S. dollars, British Pounds and Euros in eight series of securities. In connection with each series of junior subordinated debentures, AIG entered into a Replacement Capital Covenant (RCC) for the benefit of the holders of AIG's 6.25 percent senior notes due 2036. The RCCs provide that AIG will not repay, redeem, or purchase the applicable series of junior subordinated debentures on or before a specified date, unless AIG has received qualifying proceeds from the sale of replacement capital securities.

    In May 2008, as adjusted for the one-for-twenty reverse split of AIG's Common Stock effective June 30, 2009, AIG raised a total of approximately  $20 billion through the sale of (i) 9,835,526 shares of AIG common stock, par value  $2.50 per share (AIG Common Stock), in a public offering at a price per share of  $760; (ii) 78.4 million Equity Units in a public offering at a price per unit of  $75; and (iii)  $6.9 billion in unregistered offerings of junior subordinated debentures in three series. The Equity Units and junior subordinated debentures receive hybrid equity treatment from the major rating agencies under their current policies but are recorded as long-term debt on the Consolidated Balance Sheet. The Equity Units consist of an ownership interest in AIG junior subordinated debentures and a stock purchase contract obligating the holder of an equity unit to purchase, and obligating AIG to sell, a variable number of shares of AIG Common Stock on three dates in 2011 (a minimum of 6,447,224 shares and a maximum of 7,736,904 shares, subject to anti-dilution adjustments).

AIGFP

    Borrowings under obligations of guaranteed investment agreements: Borrowings under obligations of GIAs, which are guaranteed by AIG, are recorded at fair value. Obligations may be called at various times prior to maturity at the option of the counterparty. Interest rates on these borrowings are primarily fixed, vary by maturity, and range up to 9.8 percent.

    At December 31, 2009, the fair value of securities pledged as collateral with respect to these obligations approximated  $6.1 billion.

The following table presents AIGFP's debt, excluding GIAs:

At December 31, 2009 (dollars in millions) Range of Maturities	Currency	Range of Interest Rates	U.S. Dollar Carrying Value

2010 - 2054	U.S. dollar	0.03 - 8.25%	$1,557
2010 - 2047	Euro	0.50 - 7.65	2,875
2011 - 2040	Japanese yen	1.36 - 3.25	389
2013 - 2015	Swiss franc	0.01 - 2.99	10
2010 - 2015	Australian dollar	1.14 - 2.65	98
2012 - 2017	Other	0.01 - 7.73	9

Total			$4,938

    AIGFP economically hedges its notes and bonds. AIG guarantees all of AIGFP's debt.

    Hybrid financial instrument liabilities: AIGFP's notes and bonds include structured debt instruments whose payment terms are linked to one or more financial or other indices (such as an equity index or commodity index or another measure that is not considered to be clearly and closely related to the debt instrument). These notes contain embedded derivatives that otherwise would be required to be accounted for separately. AIGFP elected the fair value option for these notes. The notes that are accounted for using the fair value option are reported separately under hybrid financial instrument liabilities at fair value.

AIGLH

    At December 31, 2009, AIGLH notes and bonds payable aggregating  $798 million were outstanding with maturity dates ranging from 2010 to 2029 at interest rates from 6.625 percent to 7.50 percent. AIG guarantees the notes and bonds of AIGLH.

Liabilities Connected to Trust Preferred Stock

    In connection with its acquisition of AIGLH in 2001, AIG entered into arrangements with AIGLH with respect to outstanding AIGLH capital securities. In 1996, AIGLH through a trust issued capital securities to institutional investors and funded the trust with AIGLH junior subordinated debentures issued to the trust. AIGLH guaranteed payments to the holders of capital securities only to the extent (i) the trust received payments on the debentures and (ii) these payments were available for the trust to pay to holders of capital securities. In 2001, AIG guaranteed the same payments to the holders of capital securities. Like the AIGLH guarantee, the AIG guarantee only applies to any payments actually made to the trust in respect of the debentures. If no payments are made on the debentures, AIG is not required to make any payments to the trust. AIG also guaranteed the debentures pursuant to a guarantee that is expressly subordinated to certain AIGLH senior debt securities. Under AIG's guarantee, AIG is not required to make any payments in respect of the debentures if such payment would be prohibited by the subordination provisions of the debentures. As a result, AIG will never be required to make a payment under its guarantee of the debentures for so long as AIGLH is prohibited from making a payment on the debentures.

    At December 31, 2009, the preferred stock outstanding consisted of  $300 million liquidation value of 8.5 percent preferred stock issued by American General Capital II in June 2000,  $500 million liquidation value of 8.125 percent preferred stock issued by American General Institutional Capital B in March 1997, and  $500 million liquidation value of 7.57 percent preferred stock issued by American General Institutional Capital A in December 1996.

ILFC

    (i) Notes and bonds payable: At December 31, 2009, notes aggregating  $16.9 billion were outstanding, consisting of  $5.4 billion of term notes and  $11.5 billion of medium-term notes with maturities ranging from 2010 to 2015 and interest rates ranging from 0.48 percent to 7.95 percent and  $1.0 billion of junior subordinated debt as discussed below. Notes aggregating  $3.9 billion are at floating interest rates and the remainder are at fixed rates. ILFC enters into swap transactions to manage its effective borrowing rates with respect to these notes.

    On October 13, 2009, ILFC entered into two term loan agreements (the Term Loans) with AIG Funding comprised of a new  $2.0 billion credit agreement and a  $1.7 billion amended and restated credit agreement. Both Term Loans mature on September 13, 2013 and currently bear interest at 3-month LIBOR plus 6.025%. The Term Loans are due in full at maturity with no scheduled amortization. On December 4, 2009, the new  $2.0 billion credit agreement was increased to  $2.2 billion. The funds for the Term Loans were provided to AIG Funding through the FRBNY Credit Facility. In order to receive the FRBNY's consent to the Term Loans, ILFC entered into agreements to guarantee the repayment of AIG's obligations under the FRBNY Credit Agreement up to an amount equal to the aggregate outstanding balance of the Term Loans.

    ILFC currently has limited access to its traditional sources of financing, and has limited access to long-term financing through the public debt markets. ILFC had the capacity under its present facilities and indentures to enter into secured financing of approximately  $4.7 billion (or more through subsidiaries that qualify as non-restricted subsidiaries under ILFC's indentures, subject to the receipt of any required consents under the FRBNY Credit Facility and under its bank facilities and terms loans). However, as a result of the Term Loans, ILFC's available capacity under its present facilities and indentures to enter into secured financing was approximately  $800 million at February 17, 2010.

    As a well-known seasoned issuer, ILFC has an effective shelf registration statement with the SEC. At December 31, 2009, no debt securities had been issued under this registration statement. In addition, ILFC has a Euro medium-term note program for  $7.0 billion, under which  $1.9 billion in notes were outstanding at December 31, 2009. Notes issued under the Euro medium-term note program are included in ILFC notes and bonds payable in the preceding table of borrowings. ILFC has substantially eliminated the currency exposure arising from foreign currency denominated notes by hedging the note exposure through swaps.

    (ii) Junior subordinated debt: In December 2005, ILFC issued two tranches of junior subordinated debt totaling  $1.0 billion to underlie trust preferred securities issued by a trust sponsored by ILFC. The  $600 million tranche has a call date of December 21, 2010 and the  $400 million tranche has a call date of December 21, 2015. Both tranches mature on December 21, 2065. The  $600 million tranche has a fixed interest rate of 5.90 percent for the first five years. The  $400 million tranche has a fixed interest rate of 6.25 percent for the first ten years. Both tranches have interest rate adjustments if the call option is not exercised based on a floating quarterly reset rate equal to the initial credit spread plus the highest of (i) 3-month LIBOR, (ii) 10-year constant maturity treasury and (iii) 30-year constant maturity treasury.

    (iii) Export credit facility: ILFC has a  $4.3 billion 1999 Export Credit Facility (1999 ECA Facility) that was used in connection with the purchase of 62 Airbus aircraft delivered through 2001. This facility is guaranteed by various European Export Credit Agencies. The interest rate varies from 5.78 percent to 5.86 percent on these amortizing ten-year borrowings depending on the delivery date of the aircraft. At December 31, 2009, ILFC had 32 loans with a remaining principal balance of  $146 million outstanding under this facility. At December 31, 2009, the net book value of the related aircraft was  $1.8 billion. At December 31, 2008, the interest rate varied from 5.75 percent to 5.86 percent on these amortizing ten-year borrowings, depending on the delivery date of the aircraft. At December 31, 2008, ILFC had 58 loans with a remaining principal balance of  $365 million outstanding under this facility. The net book value of the related aircraft was  $2.3 billion. The debt is collateralized by a pledge of the shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility.

    ILFC has a similarly structured 2004 Export Credit Facility (2004 ECA Facility), which was amended in May 2009 to allow ILFC to borrow up to a maximum of  $4.6 billion to fund the purchase of Airbus aircraft delivered through June 30, 2010. The facility becomes available as the various European Export Credit Agencies provide their guarantees for aircraft based on a forward-looking calendar, and the interest rate is determined through a bid process. The interest rates are either LIBOR based with spreads ranging from (0.04) percent to 2.25 percent or at fixed rates ranging from 4.20 percent to 4.71 percent. At December 31, 2009, ILFC had financed 66 aircraft using approximately  $4.0 billion under this facility and approximately  $2.9 billion was outstanding. At December 31, 2008, ILFC had financed 41 aircraft using approximately  $2.8 billion under this facility and approximately  $2.1 billion was outstanding. At December 31, 2009, the interest rate of the loans outstanding ranged from 0.45 percent to 4.71 percent. At December 31, 2008, the interest rate of the loans outstanding ranged from 2.51 percent to 4.71 percent. The debt is collateralized by a pledge of shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility. At December 31, 2009, the net book value of the related aircraft was  $4.0 billion. At December 31, 2008, the net book value of the related aircraft was  $2.9 billion. Borrowings with respect to these facilities are included in ILFC's notes and bonds payable in the preceding table of borrowings.

    Under these Export Credit Facilities, ILFC is required to segregate deposits, maintenance reserves and rental payments received for the financed aircraft into separate accounts, controlled by the trustee of the Export Credit Facilities, in connection with certain credit rating downgrades. At December 31, 2009, ILFC had segregated approximately  $315 million of deposits, maintenance reserves and rental payments received. Segregated rental payments are used to pay principal and interest on the ECA facilities as it becomes due. Funds required to be segregated under the facility agreements fluctuate with changes in deposits, maintenance reserves, rental payments received and debt maturities related to the aircraft funded under the facilities.

    (iv) Bank financings: From time to time, ILFC enters into various bank financings. At December 31, 2009, the total funded amount of ILFC's bank financings was  $5.1 billion, which includes  $4.5 billion of revolving credit facilities. The fundings mature through February 2012. The interest rates are LIBOR-based, with spreads ranging from 0.25 percent to 0.40 percent. At December 31, 2009, the interest rates ranged from 0.55 percent to 0.93 percent. On October 15, 2009, ILFC repaid a  $2.0 billion tranche of the revolving credit facilities when it matured, using proceeds from the Term Loans described above.

    AIG does not guarantee any of the debt obligations of ILFC.

AGF

    (i) Notes and bonds payable: AGF's notes and bonds payable have maturity dates ranging from 2010 to 2031 at interest rates ranging from 0.31 percent to 9.00 percent. To the extent considered appropriate, AGF has entered into swap transactions to manage its effective borrowing rates with respect to these notes and bonds.

    (ii) Junior subordinated debt: AGF's junior subordinated debentures mature in January 2067. The debentures underlie a series of trust preferred securities sold by a trust sponsored by AGF in a Rule 144A/Regulation S offering. AGF can redeem the debentures at par beginning in January 2017.

    AIG does not guarantee any of the debt obligations of AGF but has provided a capital support agreement for the benefit of AGF's lenders under AGF's one-year term loans (previously, a 364-day syndicated facility). Under this support agreement, AIG has agreed to cause AIG's wholly-owned subsidiary, American General Finance Corporation to maintain (1) consolidated net worth of  $2.2 billion and (2) an adjusted tangible leverage ratio of less than or equal to 8 to 1 at the end of each fiscal quarter. This support agreement benefits only the lenders under the AGF 364-day syndicated facility and does not benefit, and is not enforceable by, any of the other creditors of AGF. This support agreement continued for the benefit of AGF's lenders upon the conversion of the facility borrowings into one-year term loans in July 2009.

    Both ILFC and AGF have drawn the full amount available under their revolving credit facilities.

Other Notes, Bonds, Loans and Mortgages Payable, consisted of the following:

At December 31, 2009 (in millions)	Uncollateralized Notes/Bonds/Loans Payable	Collateralized Loans and Mortgages Payable

AIGCFG	$216	$-
AIG	438	-
Other subsidiaries	153	142

Total	$807	$142

Commercial Paper Funding Facility

    AIG is participating in the CPFF. Borrowings from the CPFF include  $2.7 billion and  $2.0 billion for AIGFP (through Curzon Funding LLC, AIGFP's asset-backed commercial paper conduit) and AIG Funding, respectively, at December 31, 2009 and  $6.8 billion,  $6.6 billion and  $1.7 billion, respectively, for AIGFP (through Curzon Funding LLC), AIG Funding and ILFC, respectively, at December 31, 2008. The weighted average interest rate on CPFF borrowings was 2.82 percent and 3.20 percent at December 31, 2009 and 2008, respectively.

Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2009
Commitments, Contingencies and Guarantees
Commitments, Contingencies and Guarantees

15. Commitments, Contingencies and Guarantees

    In the normal course of business, various commitments and contingent liabilities are entered into by AIG and certain of its subsidiaries. In addition, AIG guarantees various obligations of certain subsidiaries.

    Although AIG cannot currently quantify its ultimate liability for unresolved litigation and investigation matters including those referred to below, it is possible that such liability could have a material adverse effect on AIG's consolidated financial condition or its consolidated results of operations or consolidated cash flows for an individual reporting period.

(a) Litigation and Investigations

    Litigation Arising from Operations. AIG and its subsidiaries, in common with the insurance and financial services industries in general, are subject to litigation, including claims for punitive damages, in the normal course of their business. In AIG's insurance operations (including UGC), litigation arising from claims settlement activities is generally considered in the establishment of AIG's Liability for unpaid claims and claims adjustment expense. However, the potential for increasing jury awards and settlements makes it difficult to assess the ultimate outcome of such litigation.

    Various federal, state and foreign regulatory and governmental agencies are reviewing certain public disclosures, transactions and practices of AIG and its subsidiaries in connection with, among other matters, AIG's liquidity problems, payments by AIG subsidiaries to non-U.S. persons and industry-wide and other inquiries including matters relating to compensation paid to AIGFP employees and payments made to AIGFP counterparties. These reviews include ongoing investigations by the U.S. Securities and Exchange Commission (SEC) and U.S. Department of Justice (DOJ) with respect to the valuation of AIGFP's multi-sector CDO super senior credit default swap portfolio under fair value accounting rules, and the adequacy of AIG's enterprise risk management processes with respect to AIG's exposure to the U.S. residential mortgage market, and disclosures relating thereto. There is also an investigation by the U.K. Serious Fraud Office and inquiries by the U.K. Financial Services Authority with respect to the U.K. operations of AIGFP. AIG has cooperated, and will continue to cooperate, in producing documents and other information in response to subpoenas and other requests.

    In connection with certain SEC investigations, AIG understands that some of its employees have received Wells notices and it is possible that additional current and former employees could receive similar notices in the future. Under SEC procedures, a Wells notice is an indication that the SEC staff has made a preliminary decision to recommend enforcement action that provides recipients with an opportunity to respond to the SEC staff before a formal recommendation is finalized.

Litigation Relating to AIG's Subprime Exposure and AIGFP's Employee Retention Plan

    Securities Actions — Southern District of New York. Between May 21, 2008 and January 15, 2009, eight purported securities class action complaints were filed against AIG and certain of its current and former officers and directors, AIG's outside auditors, and the underwriters of various securities offerings in the United States District Court for the Southern District of New York (the Southern District of New York), alleging claims under the Exchange Act or claims under the Securities Act of 1933 (the Securities Act). On March 20, 2009, the Court consolidated all eight of the purported securities class actions as In re American International Group, Inc. 2008 Securities Litigation (the Consolidated 2008 Securities Litigation) and appointed the State of Michigan Retirement Systems as lead plaintiff.

    On May 19, 2009, lead plaintiff in the Consolidated 2008 Securities Litigation filed a consolidated complaint on behalf of purchasers of AIG stock during the alleged class period of March 16, 2006 through September 16, 2008, and on behalf of purchasers of various AIG securities offered pursuant to three shelf registration statements filed on June 12, 2003, June 12, 2007, and May 12, 2008. The consolidated complaint alleges that defendants made statements during the class period in press releases, AIG's quarterly and year-end filings, during conference calls, and in various registration statements and prospectuses in connection with the various offerings that were materially false and misleading and that artificially inflated the price of AIG's stock. The alleged false and misleading statements relate to, among other things, unrealized market valuation losses on AIGFP's super senior credit default swap portfolio as a result of severe credit market disruption and AIG's securities lending program. The consolidated complaint alleges violations of Sections 10(b) and 20(a) of the Exchange Act and Sections 11, 12(a)(2), and 15 of the Securities Act. On August 5, 2009, defendants filed motions to dismiss the consolidated complaint.

    On February 27, 2009, AIG's former Chairman and Chief Executive Officer, Maurice R. Greenberg, filed a complaint in the Southern District of New York against AIG and certain of its current and former officers and directors. The complaint was amended on May 19, 2009 and asserts violations of Sections 10(b) and 20(a) of the Exchange Act and a state common law fraud claim with respect to his alleged election in December 2007 to receive certain AIG shares from a deferred compensation program, and based generally on the same allegations as in the securities class actions described above (the Greenberg securities action). On August 5, 2009, defendants filed motions to dismiss the amended complaint. On November 25, 2009, AIG announced that AIG, on the one hand, and Greenberg, Smith, C.V. Starr & Company, Inc. (C.V. Starr) and Starr International Company, Inc. (SICO), on the other hand (the Starr Parties), had entered into a settlement agreement, and a memorandum of understanding was signed by the parties (AIG/Greenberg MOU). The AIG/Greenberg MOU provides, among other things, that Greenberg will undertake to dismiss the Greenberg securities action with prejudice. On February 5, 2010, a stipulation of voluntary dismissal with prejudice was filed.

    ERISA Actions — Southern District of New York. Between June 25, 2008, and November 25, 2008, AIG, certain of its executive officers and directors, and members of AIG's Retirement Board and Investment Committee were named as defendants in eight purported class action complaints asserting claims on behalf of participants in certain pension plans sponsored by AIG or its subsidiaries. On March 19, 2009, the Court consolidated these eight actions as In re American International Group, Inc. ERISA Litigation II, and appointed interim lead plaintiffs' counsel. On June 26, 2009, lead plaintiffs' counsel filed a consolidated amended complaint. The action purports to be brought as a class action under the Employee Retirement Income Security Act of 1974, as amended (ERISA), on behalf of all participants in or beneficiaries of the AIG Incentive Savings Plan, American General Agents' and Managers' Thrift Plan, and the CommoLoCo Thrift Plan (the Plans) during the period June 15, 2007 through the present and whose participant accounts included shares of AIG's Common Stock. In the consolidated amended complaint, plaintiffs allege, among other things, that the defendants breached their fiduciary responsibilities to Plan participants and their beneficiaries under ERISA, by continuing to offer the AIG Stock Fund as an investment option in the Plans after it allegedly became imprudent to do so. The alleged ERISA violations relate to, among other things, the defendants' purported failure to monitor and/or disclose unrealized market valuation losses on AIGFP's super senior credit default swap portfolio as a result of severe credit market disruption. On September 18, 2009, defendants filed motions to dismiss the consolidated amended complaint, and that motion is pending.

    Derivative Action — Southern District of New York. On November 20, 2007, two purported shareholder derivative actions were filed in the Southern District of New York naming as defendants directors and officers of AIG and its subsidiaries and asserting claims on behalf of nominal defendant AIG. The actions were consolidated as In re American International Group, Inc. 2007 Derivative Litigation (the Consolidated 2007 Derivative Litigation). The factual allegations involve AIG's exposure to the U.S. residential subprime mortgage market (Subprime Exposure) and are generally the same as those alleged in the Consolidated 2008 Securities Litigation. On August 6, 2008, a third purported shareholder derivative action was filed in the Southern District of New York asserting claims on behalf of AIG based generally on the same allegations as in the Consolidated 2007 Derivative Litigation. On February 11, 2009, the Court approved a stipulation consolidating the derivative action filed on August 6, 2008 with the Consolidated 2007 Derivative Litigation. On June 3, 2009, lead plaintiff filed a consolidated amended complaint naming additional directors and officers of AIG and its subsidiaries as defendants, adding allegations concerning AIGFP employee retention payments, and asserting claims on behalf of nominal defendant AIG for breach of fiduciary duty, waste of corporate assets, unjust enrichment, contribution and violations of Sections 10(b) and 20(a) of the Exchange Act. On August 5 and 26, 2009, AIG and defendants filed motions to dismiss the consolidated complaint, and that motion is pending. On September 30, 2009, plaintiff in the purported derivative action discussed below filed on April 1, 2009 in the Superior Court of the State of California, Los Angeles County moved to intervene in the Consolidated 2007 Derivative Litigation. On December 23, 2009, the Court denied the motion.

    On November 20, 2009, a stipulation was filed with the Court voluntarily dismissing the claims against two of the senior officers of AIG named as defendants, Brian T. Schreiber and Frank G. Wisner, without prejudice. The requested voluntary dismissal is not the product of a settlement between lead plaintiff and Mr. Schreiber and Mr. Wisner. Neither lead plaintiff nor lead plaintiff's counsel has sought or received any consideration in return for this voluntary dismissal. Lead plaintiff is continuing to pursue the action against all remaining defendants in the case. By order of the Court on January 21, 2010, notice of this voluntary dismissal without prejudice of Mr. Schreiber and Mr. Wisner is hereby given to AIG's shareholders, and any shareholder objecting to the voluntary dismissal without prejudice of Mr. Schreiber and Mr. Wisner must file with the Court in In re American International Group, Inc. 2007 Derivative Litigation, Case No. 07 CV 10464 (LTS), United States District Court for the Southern District of New York, Daniel Patrick Moynihan United States Courthouse, 500 Pearl St., New York, NY 10007-1312, and serve on counsel for the parties at derivativelitigation@aig.com any objections to the proposed dismissal within 30 days of the filing of this Form 10-K, i.e., by March 28, 2010.

    Derivative and Class Action — Central District of California. On March 26, 2009, a purported shareholder derivative and class action complaint was filed in the United States District Court for the Central District of California purporting to assert derivative claims on behalf of nominal defendant AIG and its shareholders against certain officers and directors of AIG and its subsidiaries, and class claims against AIG and certain officers and directors of AIG and its subsidiaries. The claims relate to AIG's Subprime Exposure and AIGFP employee retention payments. The complaint alleges claims for breach of fiduciary duty, gross mismanagement, waste of corporate assets, unjust enrichment and violations of Section 14(e) of the Securities Exchange Act of 1934. On June 5, 2009, the Court ordered the action transferred to the Southern District of New York. On December 18, 2009, the action was consolidated into the Consolidated 2007 Derivative Litigation and dismissed without prejudice to the pursuit of claims in the Consolidated 2007 Derivative Litigation.

    Derivative Action — Supreme Court of New York, Nassau County. On February 29, 2008, a purported shareholder derivative complaint was filed in the Supreme Court of Nassau County naming as defendants certain directors and officers of AIG and its subsidiaries concerning AIG's Subprime Exposure. Plaintiff asserts claims on behalf of nominal defendant AIG for breach of fiduciary duty, waste of corporate assets, and unjust enrichment in connection with AIG's public disclosures regarding its Subprime Exposure. On May 19, 2008, defendants filed a motion to dismiss or to stay the proceedings in light of the pending Consolidated 2007 Derivative Litigation. On March 9, 2009, the Court granted defendants' motion to stay the action.

    Derivative Action — Supreme Court of New York, New York County. On March 20, 2009, a purported shareholder derivative complaint was filed in the Supreme Court of New York County naming as defendants certain directors and officers of AIG and recipients of AIGFP retention payments. Plaintiffs assert claims on behalf of nominal defendant AIG concerning AIGFP retention payments. Plaintiff alleges claims for breach of fiduciary duty, waste of corporate assets and rescission and constructive trust.

    Derivative Actions — Delaware Court of Chancery. On September 17, 2008, a purported shareholder derivative complaint was filed in the Delaware Court of Chancery naming as defendants certain directors and officers of AIG and its subsidiaries. Plaintiff asserts claims on behalf of nominal defendant AIG for breach of fiduciary duty, waste of corporate assets, and mismanagement in connection with AIG's public disclosures regarding its Subprime Exposure. On December 19, 2008, a motion to stay or dismiss the action in favor of the Consolidated 2007 Derivative Litigation was filed. On July 17, 2009, the Court granted defendants' motion to stay the action.

    On January 15, 2009, a purported shareholder derivative complaint was filed in the Delaware Court of Chancery naming as defendants certain directors of AIG and Joseph Cassano, the former Chief Executive Officer of AIGFP. Plaintiff asserts claims against Mr. Cassano on behalf of nominal defendant AIGFP and AIG as the sole shareholder of AIGFP concerning AIG's and AIGFP's Subprime Exposure alleging breach of fiduciary duty and unjust enrichment. On July 17, 2009, plaintiff filed an amended complaint that asserts the same claims as the original complaint. On August 5, 2009, the Court entered an order staying the action pending disposition of the motions to dismiss of the Consolidated 2007 Derivative Litigation.

    Derivative Actions — Superior Court for the State of California, Los Angeles County. On April 1, 2009, a purported shareholder derivative complaint was filed in the Superior Court for the State of California, Los Angeles County, asserting claims on behalf of nominal defendant AIG against certain officers and directors of AIG. The complaint asserts claims for waste of corporate assets, breach of fiduciary duty, abuse of control, and unjust enrichment and constructive trust in connection with defendants' approval of bonuses and retention payments. On May 29, 2009, defendants moved to stay or dismiss the action in favor of the Consolidated 2007 Derivative Litigation and to quash service of summons due to lack of personal jurisdiction over certain individual defendants. On August 27, 2009, the Court granted defendants' motion to stay the action.

    On November 20, 2009, a purported shareholder derivative complaint was filed in the Superior Court for the State of California, Los Angeles County, naming as defendants certain former and present directors and officers of AIG and its subsidiaries. Plaintiff asserts claims on behalf of nominal defendant AIG concerning AIG's Subprime Exposure alleging breach of fiduciary duty, waste of corporate assets, and mismanagement. On November 24, 2009, an amended complaint was filed asserting the same claims. On February 4, 2010, the parties filed a stipulation staying the action in favor of the Consolidated 2007 Derivative Litigation. On February 9, 2010, the Court signed a stipulation staying this action pending resolution of the Consolidated 2007 Derivative Litigation.

    Action by the Starr Foundation — Supreme Court of New York. On May 7, 2008, the Starr Foundation filed a complaint in New York State Supreme Court against AIG, AIG's former Chief Executive Officer, Martin Sullivan, and AIG's former Chief Financial Officer, Steven Bensinger, asserting a claim for common law fraud. The complaint alleges that the defendants made materially misleading statements and omissions concerning alleged multi-billion dollar losses in AIG's portfolio of credit default swaps. The complaint asserts that if the Starr Foundation had known the truth about the alleged losses, it would have sold its remaining shares of AIG Common Stock and alleges that the Starr Foundation has suffered damages of at least  $300 million. On May 30, 2008, a motion to dismiss the complaint was filed on behalf of defendants. After a hearing, the complaint was dismissed. On December 23, 2008, plaintiff filed a notice of appeal and a decision on the appeal is pending. Under the AIG/Greenberg MOU, SICO agreed to indemnify AIG for any amounts paid by AIG to the Starr Foundation as damages or settlement amounts in this action, and for reasonable legal fees and expenses incurred in defending this action after the date of the AIG/Greenberg MOU.

    Canadian Securities Class Action — Ontario Superior Court of Justice. On November 13, 2008, an application was filed in the Ontario Superior Court of Justice for leave to bring a purported securities fraud class action against AIG, AIGFP, certain of AIG's current and former officers and directors, and the former Chief Executive Officer of AIGFP. If the Court grants the application, a class plaintiff will be permitted to file a statement of claim against AIG. The proposed statement of claim would assert a class period of November 10, 2006 through September 16, 2008 (later amended to March 16, 2006 through September 16, 2008), and would allege that during this period defendants made false and misleading statements and omissions in quarterly and annual reports and during oral presentations in violation of the Ontario Securities Act. On April 17, 2009, defendants filed a motion record in support of their motion to stay or dismiss for lack of jurisdiction and forum non conveniens. On May 29, 2009, the applicant filed responding affidavits and an amended draft statement of claim. The factual allegations are generally the same as those alleged in the Consolidated 2008 Securities Litigation. On November 20 and 30, and December 4, 2009, defendants filed briefs in support of their motions to dismiss, and those motions are pending.

    Panama Action — Tribunal del Circuito Civil, Panama City, Panama. On February 26, 2009, SICO sought permission to file a complaint in Panamanian Court against AIG. In the complaint, SICO alleges that AIG intentionally concealed from its shareholders, including SICO, its unstable financial situation and risk of losses, which ultimately resulted in losses to the value of SICO's shares of AIG Common Stock. On August 12, 2009, AIG filed a motion to dismiss the complaint and a motion for correction of the complaint. On August 13, 2009, AIG filed a motion with the Panama Supreme Court challenging on constitutional grounds a motion by SICO to amend the complaint. Under the AIG/Greenberg MOU, SICO agreed to undertake to dismiss this action with prejudice. On February 10, 2010, the parties filed a joint request to dismiss the case, which is subject to Court approval.

    Litigation Matter Relating to AIGFP. On September 30, 2009, Brookfield Asset Management, Inc. and Brysons International, Ltd. (together, "Brookfield") filed a complaint against AIG and AIGFP in the Southern District of New York. Brookfield seeks a declaration that a 1990 interest rate swap agreement between Brookfield and AIGFP (guaranteed by AIG) terminated upon the occurrence of certain alleged events that Brookfield contends constituted defaults under the swap agreement's standard "bankruptcy" default provision. Brookfield claims that it is excused from all future payment obligations under the swap agreement on the basis of the purported termination. At December 31, 2009, the estimated present value of expected future cash flows discounted at LIBOR was  $1.2 billion. It is AIG's position that no termination event has occurred and that the swap agreement remains in effect. A determination that AIG triggered a "bankruptcy event of default" under the swap agreement could, depending on the Court's precise holding, affect other AIG or AIGFP agreements that contain the same or similar default provisions. Such a determination could also affect derivative agreements or other contracts between third parties, such as credit default swaps under which AIG is a reference credit, which could affect the trading price of AIG securities. On December 17, 2009 defendants filed a motion to dismiss, and that motion is pending.

2006 Regulatory Settlements and Related Matters

    2006 Regulatory Settlements. In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance (DOI). AIG recorded an after-tax charge of  $1.15 billion relating to these settlements in the fourth quarter of 2005. The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

    As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately  $1.64 billion,  $225 million of which represented fines and penalties. Amounts held in escrow totaling approximately  $338 million, including interest thereon, are included in Other assets at December 31, 2009. At that date, all of the funds were escrowed for settlement of claims resulting from the underpayment by AIG of its residual market assessments for workers' compensation.

    In addition to the escrowed funds,  $800 million was deposited into a fund under the supervision of the SEC as part of the settlements to be available to resolve claims asserted against AIG by investors, including the securities class action shareholder lawsuits described below. On April 14, 2008, the Court overseeing the Fair Fund approved a plan for distribution of monies in the fund, and on May 18, 2009 ordered that the Distribution Agent was authorized to commence distribution of Fair Fund monies to approved eligible claimants.

    Also, as part of the settlements, AIG agreed to retain, for a period of three years, an independent consultant to conduct a review that included, among other things, the adequacy of AIG's internal control over financial reporting, the policies, procedures and effectiveness of AIG's regulatory, compliance and legal functions and the remediation plan that AIG has implemented as a result of its own internal review.

    Other Regulatory Settlements. AIG's 2006 regulatory settlements with the SEC, DOJ, NYAG and DOI did not resolve investigations by regulators from other states into insurance brokerage practices. AIG entered into agreements effective January 29, 2008 with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia; the Commonwealths of Massachusetts and Pennsylvania; and the District of Columbia; as well as the Florida Department of Financial Services and the Florida Office of Insurance Regulation, relating to their respective industry-wide investigations into producer compensation and insurance placement practices. The settlements call for total payments of  $12.5 million to be allocated among the ten jurisdictions representing restitution to state agencies and reimbursement of the costs of the investigation. During the term of the settlement agreements, which run through early 2018, AIG will continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. AIG will also continue to cooperate with the industry-wide investigations. The agreement with the Texas Attorney General also settles allegations of anticompetitive conduct relating to AIG's relationship with Allied World Assurance Company and includes an additional settlement payment of  $500,000 related thereto.

    AIG entered into an agreement effective March 13, 2008 with the Pennsylvania Insurance Department relating to the Department's investigation into the affairs of AIG and certain of its Pennsylvania-domiciled insurance company subsidiaries. The settlement calls for total payments of approximately  $13.5 million, of which approximately  $4.4 million was paid under previous settlement agreements. During the term of the settlement agreement, which runs for a period of three years from May 1, 2008, AIG will provide annual reinsurance reports, as well as maintain certain producer compensation disclosure and ongoing compliance initiatives.

    NAIC Examination of Workers' Compensation Premium Reporting. During 2006, the Settlement Review Working Group of the National Association of Insurance Commissioners (NAIC), under the direction of the states of Indiana, Minnesota and Rhode Island, began an investigation into AIG's reporting of workers' compensation premiums. In late 2007, the Settlement Review Working Group recommended that a multi-state targeted market conduct examination focusing on workers' compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania, and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers' compensation insurance prior to 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. AIG has been advised by the lead states that to date no determinations have been made with respect to these issues, and AIG cannot predict either the outcome of the investigation or provide any assurance regarding regulatory action that may result from the investigation.

    Securities Action — Southern District of New York. Beginning in October 2004, a number of putative securities fraud class action suits were filed in the Southern District of New York against AIG and consolidated as In re American International Group, Inc. Securities Litigation. Subsequently, a separate, though similar, securities fraud action was also brought against AIG by certain Florida pension funds. The lead plaintiff in the class action is a group of public retirement systems and pension funds benefiting Ohio state employees, suing on behalf of themselves and all purchasers of AIG's publicly traded securities between October 28, 1999 and April 1, 2005. The named defendants are AIG and a number of present and former AIG officers and directors, as well as Starr, SICO, General Reinsurance Corporation (General Re), and PricewaterhouseCoopers LLP (PwC), among others. The lead plaintiff alleges, among other things, that AIG: (1) concealed that it engaged in anti-competitive conduct through alleged payment of contingent commissions to brokers and participation in illegal bid-rigging; (2) concealed that it used "income smoothing" products and other techniques to inflate its earnings; (3) concealed that it marketed and sold "income smoothing" insurance products to other companies; and (4) misled investors about the scope of government investigations. In addition, the lead plaintiff alleges that AIG's former Chief Executive Officer, Maurice R. Greenberg, manipulated AIG's stock price. The lead plaintiff asserts claims for violations of Sections 11 and 15 of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder, Section 20(a) of the Exchange Act, and Section 20A of the Exchange Act. In April 2006, the Court denied the defendants' motions to dismiss the second amended class action complaint and the Florida complaint. In December 2006, a third amended class action complaint was filed, which does not differ substantially from the prior complaint. Fact discovery is currently ongoing. On February 20, 2008, the lead plaintiff filed a motion for class certification. In October 2009, the lead plaintiff advised the Court that it had entered into a settlement agreement with Maurice R. Greenberg, Howard I. Smith, Christian M. Milton, Michael J. Castelli, SICO and Starr. At the lead plaintiff's request, the Court has entered an order dismissing all of the lead plaintiff's claims against these defendants "without prejudice" to any party. The lead plaintiff has also voluntarily dismissed Frank Hoenemeyer, L. Michael Murphy, and Richmond Insurance Company, Ltd. On February 22, 2010, the Court issued an opinion granting, in part, lead plaintiffs' motion for class certification. The Court rejected lead plaintiffs' request to include in the class purchasers of certain AIG bonds on the grounds that (a) lead plaintiffs lack standing to pursue claims pursuant to the Securities Act with respect to such bonds, and (b) lead plaintiffs had failed to establish that common issues predominate over individual issues with regard to claims under the Securities Exchange Act relating to AIG bonds. On that basis the Court declined to certify a class with respect to Counts I through IV of the Complaint and dismissed those claims for lack of standing. With respect the remaining claims under the Securities Exchange Act on behalf of putative class members who had purchased AIG Common Stock, the Court declined to certify a class as to certain defendants other than AIG and rejected lead plaintiffs' claims that class members could establish injury based on disclosures on two of the six dates lead plaintiffs had proposed, but certified a class consisting of all shareholders who purchased or otherwise acquired AIG Common Stock during the class period of October 28, 1999 to April 1, 2005, and who possessed that stock over one or more of the dates October 14, 2004, October 15, 2004, March 17, 2005 or April 1, 2005, as well as persons who held AIG Common Stock in two companies at the time they were acquired by AIG in exchange for AIG Common Stock, and were allegedly damaged thereby.

    Derivative Action — Southern District of New York. Between October 25, 2004 and July 14, 2005, seven separate derivative actions were filed in the Southern District of New York, five of which were consolidated into a single action (the New York 2004/2005 Derivative Litigation). The complaint in this action contains nearly the same types of allegations made in the securities fraud action described above. The named defendants include current and former officers and directors of AIG, as well as Marsh & McLennan Companies, Inc. (Marsh), SICO, Starr, ACE Limited and subsidiaries (Ace), General Re, PwC, and certain employees or officers of these entity defendants. Plaintiffs assert claims for breach of fiduciary duty, gross mismanagement, waste of corporate assets, unjust enrichment, insider selling, auditor breach of contract, auditor professional negligence and disgorgement from AIG's former Chief Executive Officer, Maurice R. Greenberg, and former Chief Financial Officer, Howard I. Smith, of incentive-based compensation and AIG share proceeds under Section 304 of the Sarbanes-Oxley Act, among others. Plaintiffs seek, among other things, compensatory damages, corporate governance reforms, and a voiding of the election of certain AIG directors. AIG's Board of Directors has appointed a special committee of independent directors (Special Committee) to review the matters asserted in the operative consolidated derivative complaint. The Court has entered an order staying this action pending resolution of the Delaware 2004/2005 Derivative Litigation discussed below. The Court also has entered an order that termination of certain named defendants from the Delaware action applies to this action without further order of the Court. On February 26, 2009, the Court dismissed those AIG officer and director defendants against whom the shareholder plaintiffs in the Delaware action had not pursued claims. It is AIG's position that the terms of the AIG/Greenberg MOU do not require dismissal of the derivative claims against Greenberg, Smith and SICO in the New York 2004/2005 Derivative Litigation. The Starr Parties have taken the opposite position.

    Derivative Actions — Delaware Chancery Court. From October 2004 to April 2005, AIG shareholders filed five derivative complaints in the Delaware Chancery Court. All of these derivative lawsuits were consolidated into a single action as In re American International Group, Inc. Consolidated Derivative Litigation (the Delaware 2004/2005 Derivative Litigation). The amended consolidated complaint named 43 defendants (not including nominal defendant AIG) who, as in the New York 2004/2005 Derivative Litigation, were current and former officers and directors of AIG, as well as other entities and certain of their current and former employees and directors. The factual allegations, legal claims and relief sought in this action are similar to those alleged in the New York 2004/2005 Derivative Litigation, except that the claims are only under state law. In early 2007, the Court approved an agreement that AIG be realigned as plaintiff, and, on June 13, 2007, acting on the direction of the Special Committee, AIG filed an amended complaint against former directors and officers Maurice R. Greenberg and Howard I. Smith, alleging breach of fiduciary duty and indemnification. Also on June 13, 2007, the Special Committee filed a motion to terminate the litigation as to certain defendants, while taking no action as to others. Defendants Greenberg and Smith filed answers to AIG's complaint and brought third-party complaints against certain current and former AIG directors and officers, PwC and Regulatory Insurance Services, Inc. On September 28, 2007, AIG and the shareholder plaintiffs filed a combined amended complaint in which AIG continued to assert claims against defendants Greenberg and Smith and took no position as to the claims asserted by the shareholder plaintiffs in the remainder of the combined amended complaint. In that pleading, the shareholder plaintiffs are no longer pursuing claims against certain AIG officers and directors. On February 12, 2008, the Court granted AIG's motion to stay discovery pending the resolution of claims against AIG in the New York consolidated securities action. On April 11, 2008, the shareholder plaintiffs filed the First Amended Combined Complaint, which added claims against former AIG directors and officers Maurice Greenberg, Edward Matthews, and Thomas Tizzio for breach of fiduciary duty based on alleged bid-rigging in the municipal derivatives market. On June 13, 2008, certain defendants filed motions to dismiss the shareholder plaintiffs' portions of the complaint. On February 10, 2009, the Court denied the motions to dismiss filed by Maurice Greenberg, Edward Matthews, and Thomas Tizzio; granted the motion to dismiss filed by PwC without prejudice; and granted the motion to dismiss filed by certain former employees of AIG without prejudice for lack of personal jurisdiction. On March 6, 2009, the Court granted an Order of Dismissal, Notice and Order of Voluntary Dismissal and Stipulation and Order of Dismissal to dismiss those individual defendants who were similarly situated to the individuals dismissed by the Court for lack of personal jurisdiction. On March 12, 2009, Defendant Greenberg filed his verified answer to AIG's complaint; cross-claims against Marsh, ACE, General Re, and Thomas Tizzio; and a third-party complaint against certain current and former AIG directors and officers, as well as INS Regulatory Insurance Services, Inc. Defendant Smith has also filed his answer to AIG's complaint, which was amended on July 9, 2009 to add cross-claims against Thomas Tizzio and third-party claims against certain current and former AIG directors and officers, as well as INS Regulatory Insurance Services, Inc. On June 17, 2009, the Court issued an opinion granting the motions to dismiss filed by General Re, Marsh, ACE, and Susan Rivera. On July 13, 2009 and July 17, 2009, the Court entered final judgments in favor of PwC, General Re, Marsh, ACE, and Susan Rivera. Shortly thereafter, the shareholder plaintiffs filed separate appeals: one addressing the dismissal of PwC, and the other addressing the dismissals of ACE, General Re, and Marsh. Their opening briefs were filed on September 24, 2009. By November 12, 2009, those appeals were fully briefed. Under the AIG/Greenberg MOU, AIG agreed to undertake to dismiss its direct claims against Greenberg and Smith in the Delaware 2004/2005 Derivative Litigation with prejudice. On November 27, 2009, counsel for the shareholder plaintiffs filed a motion for a temporary restraining order enjoining AIG from proceeding with its November 25, 2009 settlement with Greenberg. AIG opposed the motion on the ground, among other things, that the AIG/Greenberg MOU did not extinguish the shareholder plaintiffs' derivative claims. On November 30, 2009, counsel for the shareholder plaintiffs wrote to the Court and stated that "there appears to be nothing to enjoin" because the AIG/Greenberg MOU was the final, operative settlement agreement, and noted that the shareholder plaintiffs may request declaratory relief regarding the impact of the AIG/Greenberg MOU at a subsequent time. On February 5, 2010, AIG, Greenberg and Smith submitted a stipulation to the Court dismissing AIG's direct claims against Greenberg and Smith. The Starr Parties have taken the position that the AIG/Greenberg MOU also releases certain of the derivative claims being pursued by the shareholder plaintiffs. AIG has taken the opposite position.

    AIG was also named as a defendant in a derivative action in the Delaware Chancery Court brought by shareholders of Marsh. On July 10, 2008, shareholder plaintiffs filed a second consolidated amended complaint, which contains claims against AIG for aiding and abetting a breach of fiduciary duty and contribution and indemnification in connection with alleged bid-rigging and steering practices in the commercial insurance market that are the subject of the Policyholder Antitrust and Racketeering Influenced and Corrupt Organizations Act (RICO) Actions described below. On November 10, 2008, AIG and certain defendants filed motions to dismiss the shareholder plaintiffs' portions of the complaint. On June 17, 2009, the Court dismissed the claims against AIG, Maurice R. Greenberg, and Zachary Carter with prejudice and denied the motions to dismiss filed by the remaining defendants. Final judgment was entered on June 19, 2009. The Court granted a motion by AIG for entry of final judgment under Rule 54(b), and entered final judgment dismissing AIG and Maurice R. Greenberg on September 2, 2009. The shareholder plaintiffs filed their notice of appeal on October 1, 2009. AIG moved to consolidate the appeal with the appeal of the dismissal of ACE, General Re, and Marsh in the Delaware 2004/2005 Derivative Litigation. The shareholders of Marsh moved to stay this appeal pending the decision in the appeal of the dismissal of ACE, General Re, and Marsh in the Delaware 2004/2005 Derivative Litigation. On November 10, 2009, the Delaware Supreme Court granted AIG's motion to consolidate the appeals for the purposes of oral argument and denied the Marsh shareholders' motion to stay. The shareholders of Marsh filed their opening brief on November 16, 2009. The appeal has been fully briefed, and oral argument was held before a three-judge panel of the Delaware Supreme Court on February 17, 2010. On February 22, 2010, the Court issued an order notifying the parties that the appeal would be heard by the Court en banc. The argument before the en banc court has not been scheduled.

    Derivative Action — Supreme Court of New York. On February 11, 2009, shareholder plaintiffs in the Delaware 2004/2005 Derivative Litigation filed a derivative complaint in the Supreme Court of New York against the individual defendants who moved to dismiss the complaint in the Delaware 2004/2005 Derivative Litigation on personal jurisdiction grounds. The defendants include current and former officers and employees of AIG, Marsh, and General Re; AIG is named as a nominal defendant. The complaint in this action contains similar allegations to those made in the Delaware 2004/2005 Derivative Litigation described above. Discovery in this action is stayed pending the resolution of the claims against AIG in the securities actions described above under Securities Actions — Southern District of New York. Defendants filed motions to dismiss the complaint on May 1, 2009 and have completed their briefing. The shareholder plaintiffs have reached an agreement staying discovery as well as any motions to dismiss with the General Re and Marsh defendants pending final adjudication of any claims against those parties in the Delaware 2004/2005 Derivative Litigation.

    Policyholder Antitrust and RICO Actions. Commencing in 2004, policyholders brought multiple federal antitrust and RICO class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal Courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (District of New Jersey) for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the Multi-district Litigation).

    The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges, among other things, that defendants engaged in a widespread conspiracy to allocate customers through bid-rigging and steering practices. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

    The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations made in the Commercial Complaint.

    The Court, in connection with the Commercial Complaint, granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the Court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008, plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument in both appeals was held on April 21, 2009.

    A number of complaints making allegations similar to those in the Multi-district Litigation have been filed against AIG and other defendants in state and federal Courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-district Litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. The District Court, however, will hold a hearing on March 2, 2010 to decide whether it should suggest to the Judicial Panel on Multi-district Litigation that the remaining pending actions be remanded to their transferor Courts. On August 20, 2008, the District Court granted plaintiff's motion to lift the stay in one tag-along matter and suggested that the case be remanded to the transferor Court, and on November 26, 2008, the Judicial Panel on Multi-district Litigation issued an order remanding the case to the transferor Court. On March 12, 2009, the transferor Court held oral argument on the insurer defendants' motion to dismiss and granted that motion from the bench. The AIG defendants have also sought to have state Court actions making similar allegations stayed pending resolution of the Multi-district Litigation proceeding. These efforts have generally been successful, although discovery has recently commenced in one case pending in Kansas state Court. Plaintiffs in another case pending in Texas state Court moved to reopen discovery, and a hearing on that motion was held on April 9, 2008. The Court subsequently issued an order deferring a ruling on the motion until a hearing was held on defendants' special exceptions, which was held on April 3, 2009. At the April 3, 2009 hearing, the Court sustained defendants' special exceptions and granted plaintiff leave to replead. The Court also continued the discovery stay. On July 13, 2009, plaintiff filed an amended petition. A hearing on plaintiff's amended petition was held on November 11, 2009. AIG has settled several of the various federal and state actions alleging claims similar to those in the Multi-district Litigation, including state Court actions pending in Florida and in New Jersey in which discovery had been allowed to proceed.

    Ohio Attorney General Action — Ohio Court of Common Pleas. On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, as well as several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, and a  $500-per-day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the Court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. Discovery is ongoing. During a February 23, 2010 conference, the parties disclosed to the Court that AIG and the Ohio Attorney General have agreed in principle to settle the Ohio Attorney General's claims. Under the agreement in principle, AIG would make a payment and would also continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. AIG's payment obligation would not be material to AIG's financial condition, results of operations or cash flows.

    Actions Relating to Workers' Compensation Premium Reporting — Northern District of Illinois. On May 24, 2007, the National Workers' Compensation Reinsurance Pool (the NWCRP), on behalf of its participant members, filed a lawsuit in the United States District Court for the Northern District of Illinois against AIG with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of  $1 billion. On August 6, 2007, the Court denied AIG's motion seeking to dismiss or stay the complaint or, in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the Court denied AIG's motion to dismiss the complaint. On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and other state law claims. The counterclaim-defendants and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued a decision and order sustaining AIG's counterclaims and sustaining, in part, AIG's third-party claims. The Court also dismissed certain of AIG's third-party claims without prejudice. On April 13, 2009, third-party defendant Liberty Mutual filed third-party counterclaims against AIG, certain of its subsidiaries, and former AIG executives. On August 23, 2009, the Court granted AIG's motion to dismiss the complaint for lack of standing. On September 25, 2009, AIG filed its First Amended Complaint, reasserting its RICO claims against certain insurance companies that both underreported their workers' compensation premium and served on the NWCRP Board, and repleading its fraud and other state law claims. Defendants filed a motion to dismiss the First Amended Complaint on October 30, 2009. On October 8, 2009, Liberty Mutual filed an amended counterclaim against AIG. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states, guaranty funds, and special assessments, in addition to asserting claims for other violations of state law. The amended counterclaim also removes as defendants the former AIG executives. On October 30, 2009, AIG filed a motion to dismiss the Liberty amended counterclaim. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.

    On April 1, 2009, Safeco Insurance Company of America and Ohio Casualty Insurance Company filed a complaint in the United States District Court for the Northern District of Illinois, on behalf of a purported class of all NWCRP participant members, against AIG and certain of its subsidiaries with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the Court grant AIG's motion to dismiss the NWCRP lawsuit for lack of subject-matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint names former AIG executives as defendants and asserts a RICO claim against those executives. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, AIG filed a motion to dismiss the amended complaint. Discovery related to class certification issues has begun and is scheduled to be completed by March 12, 2010. Discovery is proceeding and is currently scheduled to be completed by March 15, 2011.

Litigation Matters Relating to AIG's General Insurance Operations

    Caremark. AIG and certain of its subsidiaries have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In addition, the intervenor- plaintiffs originally alleged that various lawyers and law firms who represented parties in the underlying class and derivative litigation (the Lawyer Defendants) were also liable for fraud and suppression, misrepresentation, and breach of fiduciary duty. The complaints filed by the plaintiffs and the intervenor-plaintiffs request compensatory damages for the 1999 class in the amount of  $3.2 billion, plus punitive damages. AIG and its subsidiaries deny the allegations of fraud and suppression and have asserted that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. AIG and its subsidiaries further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. The plaintiffs and intervenor-plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On November 26, 2007, the trial court issued an order that dismissed the intervenors' complaint against the Lawyer Defendants and entered a final judgment in favor of the Lawyer Defendants. The matter was stayed pending appeal to the Alabama Supreme Court. In September 2008, the Alabama Supreme Court affirmed the trial court's dismissal of the Lawyer Defendants. After the case was sent back down to the trial court, the intervenor-plaintiffs retained additional counsel — the law firm of Haskell Slaughter Young & Rediker, LLC (Haskell Slaughter) — and filed an Amended Complaint in Intervention on December 1, 2008. The Amended Complaint in Intervention names only Caremark and AIG and various subsidiaries as defendants and purports to bring claims against all defendants for deceit and conspiracy to deceive. In addition, the Amended Complaint in Intervention purports to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception. The defendants have moved to dismiss the Amended Complaint, and, in the alternative, for a more definite statement. The intervenor-plaintiffs have yet to respond to defendants' motion but have indicated to the court that they intend to remedy any defects in their Amended Complaint by filing another amended complaint. After the appearance of the Haskell Slaughter firm on behalf of the intervenor-plaintiffs, the plaintiffs moved to disqualify all of the lawyers for the intervenor-plaintiffs because, among other things, the Haskell Slaughter firm previously represented Caremark. The intervenor-plaintiffs, in turn, moved to disqualify the lawyers for the plaintiffs in the first-filed action. The trial court heard oral argument on the motions to disqualify on February 6, 2009. On March 2, 2009, both sets of plaintiffs filed motions to withdraw their respective motions to disqualify each other after reaching an agreement among themselves that the Lauriello plaintiffs would act as lead counsel. The McArthur intervenors also moved to withdraw their Amended Complaint in Intervention. The trial court granted all motions to withdraw and ordered the parties to appear on March 26, 2009 for a status conference. Before the conference, the McArthur intervenors purported to dismiss their claims against Lauriello with prejudice pursuant to Ala. R. Civ. P. 41. The defendants argued that such dismissal was improper absent Court approval, but the Court approved the dismissal on April 2, 2009. At a class action scheduling conference held on April 14, 2009, the Court established a schedule for class action discovery that will lead to a hearing on class certification in March 2010. The parties are presently engaged in class discovery.

Litigation Matters Relating to AIG's Domestic Life Insurance & Retirement Services Operations

    Superior National. On December 30, 2004, an arbitration panel issued its ruling in connection with a 1998 workers' compensation quota share reinsurance agreement under which Superior National Insurance Company, among others, was reinsured by USLIFE, a subsidiary of AGC. In its 2-1 ruling, the arbitration panel refused to rescind the contract as requested by USLIFE. Instead, the panel reformed the contract to reduce USLIFE's participation by ten percent. Further, the arbitration ruling established a second phase of arbitration for USLIFE to present its challenges to certain cessions to the contract. In the second phase the arbitration panel issued two awards resolving the challenges in favor of the cedents. On January 4, 2010, the Ninth Circuit Court of Appeals affirmed the arbitration awards. USLIFE is currently considering its legal options. AIG is holding reserves of  $639 million as of December 31, 2009. AIG believes that the reserves should be adequate to fund unpaid claims.

(b) Commitments

Flight Equipment

    At December 31, 2009, ILFC had committed to purchase 120 new aircraft deliverable from 2010 through 2019, at an estimated aggregate purchase price of  $13.7 billion, including  $243 million for 2010. ILFC will be required to find lessees for any aircraft acquired and to arrange financing for a substantial portion of the purchase price.

    Included in the 120 new aircraft are 74 Boeing 787 aircraft (B787s), with the first aircraft currently scheduled to be delivered in July 2012. ILFC is in discussion with Boeing related to revisions to the delivery schedule and potential delay compensation and penalties for which ILFC may be eligible. ILFC has signed contracts for 29 of the 74 B787s on order. Under the terms of ILFC's B787 leases, the lessees may be entitled to share in any compensation which ILFC receives from Boeing for late delivery of the aircraft.

The following table presents the minimum future rental income on noncancelable operating leases of flight equipment that has been delivered:

At December 31, 2009 (in millions)

2010	$4,670
2011	4,171
2012	3,473
2013	2,725
2014	2,073
Remaining years after 2014	3,737

Total	$20,849

    Flight equipment is leased under operating leases with remaining terms ranging from 1 to 11 years.

Lease Commitments

    AIG and its subsidiaries occupy leased space in many locations under various long-term leases and have entered into various leases covering the long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases:

At December 31, 2009 (in millions)

2010	$600
2011	442
2012	339
2013	255
2014	201
Remaining years after 2014	739

Total	$2,576

    Rent expense approximated  $733 million,  $896 million, and  $771 million for the years ended December 31, 2009, 2008, and 2007, respectively. These amounts include  $89 million,  $87 million and  $73 million attributable to discontinued operations for the years ended December 31, 2009, 2008 and 2007, respectively.

Other Commitments

    In the normal course of business, AIG enters into commitments to invest in limited partnerships, private equities, hedge funds and mutual funds and to purchase and develop real estate in the U.S. and abroad. These commitments totaled  $7.4 billion at December 31, 2009.

    On June 27, 2005, AIG entered into an agreement pursuant to which AIG agreed, subject to certain conditions, to make any payment that is not promptly paid with respect to the benefits accrued by certain employees of AIG and its subsidiaries under the SICO Plans (as discussed in (c) below under "Benefits Provided by Starr International Company, Inc.").

    During 2008, AIG granted retention awards to employees, which were payable in increments from December 2008 through 2011. At December 31, 2009, remaining amounts payable under these awards totaled  $393 million.

(c) Contingencies

Liability for unpaid claims and claims adjustment expense

    Although AIG regularly reviews the adequacy of the established Liability for unpaid claims and claims adjustment expense, there can be no assurance that AIG's ultimate Liability for unpaid claims and claims adjustment expense will not develop adversely and materially exceed AIG's current Liability for unpaid claims and claims adjustment expense. Estimation of ultimate net claims, claims adjustment expenses and Liability for unpaid claims and claims adjustment expense is a complex process for long-tail casualty lines of business, which include excess and umbrella liability, directors and officers liability (D&O), professional liability, medical malpractice, workers' compensation, general liability, products liability and related classes, as well as for asbestos and environmental exposures. Generally, actual historical loss development factors are used to project future loss development. However, there can be no assurance that future loss development patterns will be the same as in the past. Moreover, any deviation in loss cost trends or in loss development factors might not be discernible for an extended period of time subsequent to the recording of the initial loss reserve estimates for any accident year. Thus, there is the potential for reserves with respect to a number of years to be significantly affected by changes in loss cost trends or loss development factors that were relied upon in setting the reserves. These changes in loss cost trends or loss development factors could be attributable to changes in inflation, in labor and material costs or in the judicial environment, or in other social or economic phenomena affecting claims.

Benefits Provided by Starr International Company, Inc. and C.V. Starr & Co., Inc.

    SICO has provided a series of two-year Deferred Compensation Profit Participation Plans (SICO Plans) to certain AIG employees. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG Common Stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including AIG.

    None of the costs of the various benefits provided under the SICO Plans has been paid by AIG, although AIG has recorded a charge to reported earnings for the deferred compensation amounts paid to AIG employees by SICO, with an offsetting amount credited to Additional paid-in capital reflecting amounts considered to be contributed by SICO. The SICO Plans provide that shares currently owned by SICO are set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of units under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG Common Stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, AIG modified its accounting for the SICO Plans from variable to fixed measurement accounting. AIG gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to participants in the SICO Plans.

(d) Guarantees

  •
  See Note 10 herein for commitments and guarantees associated with VIEs.

  •
  See Note 11 herein for disclosures on derivatives, including AIGFP and MIP written credit default swaps and other derivatives with credit risk-related contingent features.

  •
  See Note 14 herein for additional disclosures on guarantees of outstanding debt.

Subsidiaries

    AIG has issued unconditional guarantees with respect to the prompt payment, when due, of all present and future payment obligations and liabilities of AIG Financial Products and certain of its subsidiaries arising from transactions entered into by such companies.

    SAI Deferred Compensation Holdings, Inc., a wholly owned subsidiary of AIG, has established a deferred compensation plan for registered representatives of certain AIG subsidiaries, pursuant to which participants have the opportunity to invest deferred commissions and fees on a notional basis. The value of the deferred compensation fluctuates with the value of the deferred investment alternatives chosen. AIG has provided a full and unconditional guarantee of the obligations of SAI Deferred Compensation Holdings, Inc. to pay the deferred compensation under the plan. In December 2008, AIG terminated the plan for current employees and ceased to permit new deferrals into the plan.

    In connection with AIGFP's leasing business, AIGFP has issued, in a limited number of transactions, standby letters of credit or similar facilities to equity investors in an amount equal to the termination value owing to the equity investor by the lessee in the event of a lessee default (the equity termination value). The total amount outstanding at December 31, 2009 was  $1.3 billion. In those transactions, AIGFP has agreed to pay such amount if the lessee fails to pay. The amount payable by AIGFP is usually, but not always, partially offset by amounts payable under other instruments typically equal to the accreted value of a deposit held by AIGFP. In the event AIGFP is required to make a payment to the equity investor, the lessee is unconditionally obligated to reimburse AIGFP. To the extent the equity investor is paid the equity termination value from the standby letter of credit and/or other sources, including payments by the lessee, AIGFP takes an assignment of the equity investor's rights under the lease of the underlying property. Because the obligations of the lessee under the lease transactions are generally economically defeased, lessee bankruptcy is the most likely circumstance in which AIGFP would be required to pay. AIGFP selected transactions in which it agreed to provide this product only in circumstances where lessee bankruptcy is considered remote or, in the case of certain municipal lessees, not permitted under current law.

Asset Dispositions

    AIG is also subject to financial guarantees and indemnity arrangements in connection with the sales of businesses pursuant to its asset disposition plan, including the sale of ALICO. The various indemnities and guarantees may be triggered by, among other things, breaches of representations, warranties or covenants provided by AIG. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. AIG is unable to develop an estimate of the maximum payout under certain of these guarantees and indemnifications. However, AIG believes that it is unlikely it will have to make any material payments under these arrangements, and no significant liabilities related to these arrangements have been recognized in the Consolidated Balance Sheet. See Note 1 herein for additional information on sales of businesses and asset dispositions.

Total Equity and Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2009
Total Equity and Earnings (Loss) Per Share
Total Equity and Earnings (Loss) Per Share

16. Total Equity and Earnings (Loss) Per Share

Shares Outstanding

The following table presents a rollforward of outstanding shares:

	Preferred Stock
Year Ended December 31, 2009					Common Stock	Treasury Stock
	AIG Series E	AIG Series F	AIG Series C	AIG Series D

Shares issued, beginning of year	-	-	-	4,000,000	147,401,900	12,918,446
Issuances	-	300,000	100,000	-	466,401	(145,932)
Shares exchanged	400,000	-	-	(4,000,000)	-	-
Retirement of treasury stock	-	-	-	-	(6,111,158)	(6,111,158)
Fractional shares, paid in cash in connection with the reverse stock split	-	-	-	-	(24,880)	-

Shares issued, end of year	400,000	300,000	100,000	-	141,732,263	6,661,356

Preferred Stock

A rollforward of preferred stock was as follows:

(in millions)	AIG Series E	AIG Series F	AIG Series C	AIG Series D	Total Preferred Stock

Balance, January 1, 2008	$-	$-	$-	$-	$-
AIG Series D issuance	-	-	-	40,000	40,000

Balance, December 31, 2008	$-	$-	$-	$40,000	$40,000
AIG Series C issuance	-	-	23,000	-	23,000
AIG Series D exchange for AIG Series E	41,605	-	-	(40,000)	1,605
AIG Series F drawdown	-	5,344	-	-	5,344
AIG Series F commitment fee	-	(165)	-	-	(165)

Balance, December 31, 2009	$41,605	$5,179	$23,000	$-	$69,784

Exchange of AIG Series D Preferred Stock for AIG Series E Preferred Stock

    On April 17, 2009, AIG entered into a Securities Exchange Agreement (the AIG Series E Exchange Agreement) with the Department of the Treasury pursuant to which, among other things, the Department of the Treasury exchanged 4,000,000 shares of AIG Series D Preferred Stock for 400,000 shares of AIG Series E Preferred Stock with an aggregate liquidation preference of  $41,604,576,000, which represented the issuance-date aggregate liquidation preference of the AIG Series D Preferred Stock surrendered plus accumulated but unpaid dividends thereon of  $1,604,576,000 ( $401.14 per share). The terms of the AIG Series E Preferred Stock are substantially the same as those of the AIG Series D Preferred Stock, except that the dividends are not cumulative and the AIG Series E Preferred Stock is subject to a replacement capital covenant. Concurrently with the exchange of the shares of AIG Series D Preferred Stock for shares of the AIG Series E Preferred Stock, AIG entered into a replacement capital covenant in favor of the holders of a series of AIG debt, pursuant to which AIG agreed that prior to the third anniversary of the issuance of the AIG Series E Preferred Stock, AIG will not redeem or purchase, and no subsidiary of AIG will purchase, all or any part of the AIG Series E Preferred Stock except with the proceeds obtained from the issuance by AIG or any subsidiary of AIG of certain capital securities.

    The AIG Series E Exchange Agreement also permits the Department of the Treasury, under certain circumstances, to exchange the warrant (AIG Series D Warrant) received in connection with the issuance of AIG Series D Preferred Stock for 2,689,938 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the AIG Series C Preferred Stock).

Issuance of AIG Series F Preferred Stock and Entry into  $29.835 Billion Department of the Treasury Commitment

    On April 17, 2009, AIG entered into a Securities Purchase Agreement (the AIG Series F Purchase Agreement) with the Department of the Treasury pursuant to which, among other things, AIG issued to the Department of the Treasury (i) 300,000 shares of AIG Series F Preferred Stock, and (ii) the warrant (AIG Series F Warrant) to purchase 150 shares of AIG Common Stock.

    Pursuant to the AIG Series F Purchase Agreement, the Department of the Treasury has committed for five years to provide immediately available funds in an amount up to  $29.835 billion (the Available Amount) so long as:

  •
  AIG is not a debtor in a pending case under Title 11 of the United States Code; and

  •
  the Trust (or any successor entity established for the sole benefit of the United States Treasury) and the Department of the Treasury, in the aggregate, "beneficially own" more than 50 percent of the aggregate voting power of AIG's voting securities.

    The Available Amount will be decreased by the aggregate amount of financial assistance that the Department of the Treasury provides to AIG, its subsidiaries or any SPV established by or for the benefit of AIG or any of its subsidiaries after the issuance of the AIG Series F Preferred Stock and the AIG Series F Warrant, unless otherwise specified by the Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

    The AIG Series E Exchange Agreement and the AIG Series F Purchase Agreement restrict AIG's ability to repurchase capital stock and require AIG to continue to maintain policies limiting corporate expenses, lobbying activities and executive compensation.

    The terms of the AIG Series F Preferred Stock are substantially the same as the AIG Series E Preferred Stock, except that the AIG Series F Preferred Stock is not subject to a replacement capital covenant. The liquidation preference of the AIG Series F Preferred Stock was initially  $0 per share and will be increased pro rata by the amount of each drawdown of the Department of the Treasury Commitment. During 2009, AIG drew down on the Department of the Treasury Commitment in the amount of approximately  $5.34 billion. As a result, the liquidation preference of the AIG Series F Preferred Stock increased to  $17,814.72 per share.

    The AIG Series F Warrant is exercisable, at any time, at an initial exercise price of  $0.000001 per share. The AIG Series F Warrant will not be subject to any contractual restrictions on transfer other than such as are necessary to ensure compliance with U.S. federal and state securities laws. The Department of the Treasury has agreed that it will not exercise any voting rights with respect to the AIG Common Stock issued upon exercise of the AIG Series F Warrant.

Dividends

    The terms of each of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock provide for the election of the greater of two additional directors or up to 20 percent of the total number of AIG directors (rounded up after giving effect to the election) upon a failure of AIG to make four quarterly dividend payments, whether or not consecutive. These preferred directors will be elected by a majority of the votes cast by the holder of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock voting together as a single class. If elected, such preferred directors would hold office until the next annual meeting (or special meeting called to elect directors) or until all dividends payable on all outstanding shares of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock have been declared and paid in full for four consecutive quarters. As of February 17, 2010, the shareholders of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock had not elected any directors pursuant to the provision, although AIG had failed to make four quarterly dividend payments.

Series C Perpetual, Convertible, Participating Preferred Stock

    On March 4, 2009, AIG issued 100,000 shares of AIG Series C Preferred Stock to the Trust.

    The Trust currently holds the AIG Series C Preferred Stock for the sole benefit of the United States Treasury. The holders of the AIG Series C Preferred Stock have preferential liquidation rights over the holders of AIG Common Stock and, to the extent permitted by law, vote with the AIG Common Stock on all matters submitted to AIG's shareholders. The AIG Series C Preferred Stock is entitled to (i) a percentage of the voting power of AIG's shareholders entitled to vote on any particular matter, except where a vote of the common stock only is required, and (ii) a percentage of the aggregate dividend rights of the outstanding shares of AIG Common Stock and the AIG Series C Preferred Stock, in each case, on an as converted basis, which percentage, when aggregated with the percentage representing the 2,690,088 shares of AIG Common Stock underlying the warrants issued to the Department of the Treasury, any other securities convertible into or exchangeable for AIG Common Stock beneficially owned by the Department of the Treasury and any AIG Common Stock directly owned by the Department of the Treasury, represented, as of December 31, 2009, approximately 79.8 percent of each of such voting power and total dividends payable. The AIG Series C Preferred Stock will become convertible into common stock upon the subsequent amendment of AIG's Amended and Restated Certificate of Incorporation, which amendment will need to be approved by a separate class vote of the holders of AIG Common Stock. Upon such amendment, the AIG Series C Preferred Stock will be convertible into a number of shares of AIG Common Stock representing its voting power at that time.

Common Stock

Reverse Stock Split

    On June 30, 2009, AIG's shareholders approved a one-for-twenty reverse common stock split, which became effective on that date. All references to common shares and per-share data for all periods presented in this report have been adjusted to give effect to this reverse split. As no change was made to the par value of the common shares, a total of  $7.0 billion was reclassified from common stock to Additional paid-in capital as a retrospective adjustment for all periods presented.

Treasury Stock Retirement

    On November 30, 2009, AIG retired 6,111,158 common shares included in Treasury stock which had a carrying value of  $7.40 billion. These shares were returned to AIG's authorized but unissued common stock. AIG accounted for the retirement by reducing common stock by  $15.28 million and Additional paid-in capital by  $7.38 billion.

Dividends

    Dividends declared per common share were  $8.40 and  $15.40 in 2008 and 2007, respectively. No dividends were declared in 2009 as effective September 23, 2008, AIG's Board of Directors suspended the declaration of dividends on AIG Common Stock. Pursuant to the FRBNY Credit Agreement, AIG is restricted from paying dividends on its common stock. Moreover, pursuant to the terms of each of the AIG Series E Preferred Stock and AIG Series F Preferred Stock, AIG is not able to declare or pay any cash dividends on AIG Common Stock or on any AIG preferred stock ranking junior to such series of preferred stock for any period until dividends on each of the AIG Series E Preferred Stock and AIG Series F Preferred Stock have been paid for such period.

    Due to AIG's non-payment of dividends on the AIG Series D, Series E and Series F Preferred Stock, the Department of the Treasury, as the sole holder of AIG Series E Preferred Stock and AIG Series F Preferred Stock, became entitled no later than February 1, 2010 to elect the greater of (i) two directors and (ii) 20 percent of AIG's Board of Directors (rounded upwards after giving effect to such election) to AIG's Board of Directors.

Share Issuances and Purchases

    Pursuant to the FRBNY Credit Agreement, AIG is restricted from repurchasing shares of its common stock and no shares have been purchased since the second quarter of 2008. During the first six months of 2008, AIG purchased a total of 1,896,303 shares of its common stock.

    In May 2008, AIG sold 9,835,526 shares of common stock at a price per share of  $760 for gross proceeds of  $7.47 billion and 78.4 million equity units (the Equity Units) at a price per unit of  $75 for gross proceeds of  $5.88 billion. The Equity Units, the key terms of which are summarized below, are recorded as long-term debt in the Consolidated Balance Sheet.

Equity Units

    Each Equity Unit has an initial stated amount of  $75 and consists of a stock purchase contract issued by AIG and, initially, a 1/40th or 2.5 percent undivided beneficial ownership interest in three series of junior subordinated debentures (Series B-1, B-2 and B-3), each with a principal amount of  $1,000.

    Each stock purchase contract requires its holder to purchase, and requires AIG to sell, a variable number of shares of AIG Common Stock for  $25 in cash on each of February 15, 2011, May 1, 2011 and August 1, 2011. The number of shares that AIG is obligated to deliver on each stock purchase date is set forth in the chart below (where the "applicable market value" is an average of the trading prices of AIG Common Stock over the 20-trading-day period ending on the third business day prior to the relevant stock purchase date).

If the applicable market value is:	then AIG is obligated to issue:

• Greater than or equal to $912	• 0.02741 shares per stock purchase contract
• Between $912 and $760	• Shares equal to $25 divided by the applicable market value
• Less than or equal to $760	• 0.03289 shares per stock purchase contract

    Basic earnings (loss) per share (EPS) will not be affected by outstanding stock purchase contracts. Diluted EPS will be determined considering the potential dilution from outstanding stock purchase contracts using the treasury stock method, and therefore diluted EPS will not be affected by outstanding stock purchase contracts until the applicable market value exceeds  $912.

    AIG is obligated to pay quarterly contract adjustment payments to the holders of the stock purchase contracts, at an initial annual rate of 2.71 percent applied to the stated amount. The present value of the contract adjustment payments,  $431 million, was recognized at inception as a liability (a component of Other liabilities), and was recorded as a reduction to Additional paid-in capital.

    In addition to the stock purchase contracts, as part of the Equity Units, AIG issued  $1.96 billion of each of the Series B-1, B-2 and B-3 junior subordinated debentures, which initially pay interest at rates of 5.67 percent, 5.82 percent and 5.89 percent, respectively. AIG allocated the proceeds of the Equity Units between the stock purchase contracts and the junior subordinated debentures on a relative fair value basis. AIG determined that the fair value of the stock purchase contract at issuance was zero, and therefore all of the proceeds were allocated to the junior subordinated debentures. At December 31, 2009, the debentures totaled  $5.88 billion and are reported in Other long-term debt on the Consolidated Balance Sheet.

Accumulated Other Comprehensive Income (Loss)

A rollforward of Accumulated other comprehensive income (loss) is as follows:

(in millions)	Unrealized Appreciation (Depreciation) of Fixed Maturity Investments on Which Other-Than- Temporary Credit Impairments Were Taken	Unrealized Appreciation (Depreciation) of All Other Investments	Foreign Currency Translation Adjustments	Net Derivative Gains (losses) Arising from Cash Flow Hedging Activities	Retirement Plan Liabilities Adjustment	Total

Balance, January 1, 2007, net of tax	$-	$10,083	$(305)	$(27)	$(641)	$9,110

Unrealized appreciation (depreciation) of investments	-	(8,115)	-	-	-	(8,115)
Net changes in foreign currency translation adjustments	-	-	1,420	-	-	1,420
Net gains (losses) on cash flow hedges	-	-	-	(133)	-	(133)
Net actuarial gain	-	-	-	-	197	197
Prior service credit	-	-	-	-	(24)	(24)
Deferred tax asset (liability)	-	2,338	(140)	73	(57)	2,214

Total other comprehensive income (loss)	-	(5,777)	1,280	(60)	116	(4,441)
Noncontrolling interests	-	(69)	95	-	-	26

Balance, December 31, 2007, net of tax	$-	$4,375	$880	$(87)	$(525)	$4,643

Cumulative effect of change in accounting principle, net of tax	-	(105)	-	-	-	(105)
Unrealized appreciation (depreciation) of investments	-	(13,966)	-	-	-	(13,966)
Net changes in foreign currency translation adjustments	-	-	(1,398)	-	-	(1,398)
Net gains (losses) on cash flow hedges	-	-	-	(156)	-	(156)
Net actuarial loss	-	-	-	-	(1,313)	(1,313)
Prior service credit	-	-	-	-	(12)	(12)
Deferred tax asset (liability)	-	4,948	356	52	352	5,708

Total other comprehensive income (loss)	-	(9,123)	(1,042)	(104)	(973)	(11,242)
Noncontrolling interests	-	(296)	25	-	-	(271)

Balance, December 31, 2008, net of tax	$-	$(4,452)	$(187)	$(191)	$(1,498)	$(6,328)
Adjustment on April 1, 2009*	(599)	599	-	-	-	-

Unrealized appreciation (depreciation) of investments	2,048	27,891	-	-	-	29,939
Net changes in foreign currency translation adjustments	-	-	2,932	-	-	2,932
Net gains (losses) on cash flow hedges	-	-	-	95	-	95
Net actuarial gain	-	-	-	-	397	397
Prior service credit	-	-	-	-	(27)	(27)
Deferred tax asset (liability)	(724)	(9,802)	(1,005)	(32)	(16)	(11,579)

Total other comprehensive income	1,324	18,089	1,927	63	354	21,757
Cumulative effect of change in accounting principle, net of tax	(2,537)	(6,811)	-	-	-	(9,348)
Noncontrolling interests	(2)	280	110	-	-	388

Balance, December 31, 2009, net of tax	$(1,810)	$7,145	$1,630	$(128)	$(1,144)	$5,693

*
Adjustment to reflect adoption of the new other-than-temporary impairment accounting standard.

Noncontrolling interests

Junior and Senior Non-Voting, Callable Preferred Interests

    In connection with the ongoing execution of its orderly asset disposition plan, as well as plans to timely repay the FRBNY Credit Facility, on November 30, 2009, AIG transferred two of its wholly owned businesses, AIA and ALICO, to two newly-created special purpose vehicles (SPVs) in exchange for all the common and preferred interests of those SPVs. On December 1, 2009, AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a  $25 billion reduction of the outstanding loan balance and of the maximum amount of credit available under the FRBNY Credit Facility and amended the terms of the Facility as discussed below and in Note 14.

    The common interests, which were retained by AIG, entitle AIG to 100 percent of the voting power of the SPVs. The voting power allows AIG to elect the boards of managers of the SPVs, who oversee the management and operation of the SPVs. Primarily due to the substantive participation rights of the preferred interests, the SPVs were determined to be variable interest entities. As the primary beneficiary of the SPVs, AIG consolidates the SPVs.

    The preferred interests are redeemable at the option of AIG and are transferable at the FRBNY's discretion. If the FRBNY obtains control of the SPVs, through a default by AIG under the FRBNY Credit Agreement or otherwise, the agreements governing the transactions explicitly prohibit redemption of the preferred interests. In the event the board of managers of either SPV initiates a public offering, liquidation or winding up or a voluntary sale of the SPV, the proceeds must be distributed to the preferred interests until the preferred interests' redemption value has been paid. The redemption value of the preferred interests is the liquidation preference, which includes any undistributed preferred returns through the redemption date, and the amount of distributions that the preferred interests would receive in the event of a 100 percent distribution to all the common and preferred interest holders at the redemption date as described below.

    The preferred interests entitle the FRBNY to veto rights over certain significant actions by the SPVs and provide the FRBNY with certain rights including the right to compel the SPVs to use their best efforts to take certain actions, including an initial public offering or a sale of the SPVs or the businesses held by the SPVs. However, a redemption of all or a portion of the preferred interests by the SPVs from the proceeds of such transactions is not required if the transactions were compelled by the FRBNY. After December 1, 2010, and prior thereto with the concurrence of the trustees of the Trust, the FRBNY can compel the holders of the common interests to sell those interests should the FRBNY decide to sell its preferred interests. Following an initial public offering, the FRBNY will have the right to exchange its preferred interests for common shares of the publicly-traded entity.

    The preferred interests in the AIA SPV have an initial liquidation preference of  $16 billion and have the right to a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. If the preferred return is not distributed, the amount is added to the preferred interests' liquidation preference. The AIA preferred interests participate in one percent of net income after the preferred return. The AIA preferred interests are also entitled to a one percent participation right of any residual value after (i) the AIA preferred return, (ii) the participation right of one percent of AIA's net income, (iii) the liquidation preference on all preferred interests has been paid and (iv) the holders of the common interests (currently AIG) have received, including any ordinary course distributions, the sum of (i)  $9 billion and (ii) the amount of any additional capital contributions other than the initial capital contribution. AIG is entitled to receive 99 percent of the remaining residual value from the disposition of AIA by the SPV.

    The preferred interests in the ALICO SPV consist of senior and junior preferred interests with liquidation preferences of  $1 billion and  $8 billion, respectively. The junior and senior preferred interests have a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. If the preferred return is not distributed, the amount is added to the preferred interests' liquidation preference. The junior preferred interests participate in five percent of any residual value after the liquidation preference and the preferred return for the then-current quarter on the senior and junior preferred interests have been paid and the holders of the common interests (currently AIG) have received, including any ordinary course distributions, the sum of (i)  $6 billion and (ii) the amount of any additional capital contributions other than the initial capital contribution. The senior preferred interests do not have a participating return. AIG is entitled to receive 95 percent of the remaining residual value from the disposition of ALICO by the SPV.

    The preferred interests were measured at fair value as of December 1, 2009, the date of issuance, which values were determined to be  $24.4 billion. The fair value of the preferred interests was determined using two valuation techniques, the results of which were evaluated and weighted, as appropriate, when considering the reasonableness of the indicated range of values. The models included a discounted cash flow model that incorporated assumptions regarding the timing of estimated cash flows and an assessment of the appropriate discount rate, among others. The discount rates were determined using preferred stock return rates for companies comparable to AIA and ALICO, adjusted for characteristics specific to AIA and ALICO. The timing of the estimated cash flows was determined based on management's assumptions, which AIG believes are representative of market-participant assumptions. The valuation models also included an option pricing model that incorporated market-participant assumptions regarding the SPVs' enterprise value, expected term, volatility and the risk-free interest rate, among others.

    Due to the preferred interests' increasing rate preferred return from an initial rate of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter, the difference between the preferred interests' fair value of  $24.4 billion and the initial liquidation preference of  $25 billion is considered to be a prepaid preferred return. The prepaid preferred return, along with the preferred return and participation right, is recorded as a charge to Income (loss) from continuing operations attributable to noncontrolling, nonvoting, callable, junior and senior preferred interests held by FRBNY in the Consolidated Statement of Income (Loss).

    In a series of amendments to the FRBNY Credit Facility, the effective borrowing rate on the FRBNY Credit Facility was reduced and certain other modifications were made to the terms of the FRBNY Credit Facility. AIG determined that these modifications met the conditions of a troubled debt restructuring. Accordingly, the  $600 million difference between the  $24.4 billion fair value of the preferred interests and the  $25 billion reduction of the outstanding balance of the FRBNY Credit Facility was deferred and will be recorded as a reduction of future interest expense over the remaining term of the FRBNY Credit Facility. Costs associated with the transactions, which were not significant, were expensed as incurred.

    Under the terms of the original FRBNY Credit Facility, mandatory payments of outstanding borrowings generally reduce the maximum amount of credit available by an equal amount. In connection with the issuance of the preferred interests, the  $60 billion maximum amount of credit available under the FRBNY Credit Facility was reduced by  $25 billion. As a result AIG accelerated the amortization of the unamortized prepaid commitment fee asset associated with the FRBNY Credit Facility, representing the pro-rata reduction in its borrowing capacity, and recorded a  $5.2 billion charge to income recognized as Interest expense.

Earnings (Loss) Per Share (EPS)

    Basic and diluted earnings (loss) per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits. Basic earnings (loss) per share is not affected by outstanding stock purchase contracts. Diluted earnings per share is determined considering the potential dilution from outstanding stock purchase contracts using the treasury stock method and will not be affected by outstanding stock purchase contracts until the applicable market value per share exceeds  $912.

    In connection with the issuance of the AIG Series C Preferred Stock discussed above, AIG began applying the two-class method for calculating EPS. The two-class method is an earnings allocation method for computing EPS when a company's capital structure includes either two or more classes of common stock or common stock and participating securities. This method determines EPS based on dividends declared on common stock and participating securities (i.e., distributed earnings) as well as participation rights of participating securities in any undistributed earnings.

The following table presents computation of basic and diluted EPS:

Years Ended December 31, (dollars in millions, except per share data)	2009	2008	2007

Numerator for EPS:
Income (loss) from continuing operations	$(13,362)	$(96,046)	$5,408
Income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	-	-
Other	(1,574)	(986)	1,209

Total Income (loss) from continuing operations attributable to noncontrolling interests	(1,434)	(986)	1,209

Net income (loss) attributable to AIG from continuing operations	(11,928)	(95,060)	4,199

Income (loss) from discontinued operations	1,049	(4,341)	2,080
Income (loss) from discontinued operations attributable to noncontrolling interests	70	(112)	79

Net income (loss) attributable to AIG from discontinued operations	979	(4,229)	2,001

Cumulative dividends on AIG Series D Preferred Stock	(1,204)	(400)	-
Deemed dividend to AIG Series D Preferred Stock exchanged for AIG Series E Preferred Stock	(91)	-	-

Net income (loss) attributable to AIG common shareholders from continuing operations	(13,223)	(95,460)	4,199

Net income (loss) attributable to AIG common shareholders from discontinued operations	$979	$(4,229)	$2,001

Denominator for EPS:
Weighted average shares outstanding – basic	135,324,896	131,714,245	129,226,796
Dilutive shares*	-	-	674,239

Weighted average shares outstanding – diluted	135,324,896	131,714,245	129,901,035

EPS attributable to AIG:
Basic
Income (loss) from continuing operations	$(97.72)	$(724.75)	$32.50
Income (loss) from discontinued operations	$7.24	$(32.10)	$15.48
Diluted
Income (loss) from continuing operations	$(97.72)	$(724.75)	$32.33
Income (loss) from discontinued operations	$7.24	$(32.10)	$15.40

*
Diluted shares are calculated using the treasury stock method and include dilutive shares from share-based employee compensation plans, and the AIG Series F Warrants. The number of shares excluded from diluted shares outstanding were 12 million, 9 million and 0.4 million for the years ended December 31, 2009, 2008 and 2007, respectively, because the effect would have been anti-dilutive.

Statutory Financial Data	12 Months Ended
Dec. 31, 2009
Statutory Financial Data
Statutory Financial Data

17. Statutory Financial Data

The following table presents statutory surplus and net income (loss) for General Insurance, including non-core insurance companies, and Life Insurance & Retirement Services operations in accordance with statutory accounting practices:

Years Ended December 31, (in millions)	2009(e)	2008	2007

Statutory surplus(a):
General Insurance(b)	$37,946	$35,847	$37,705
Domestic Life Insurance & Retirement Services	13,016	11,312	14,014
Foreign Life Insurance & Retirement Services	17,873	13,199	19,198
Statutory net income (loss)(a)(c):
General Insurance(d)	2,402	216	8,018
Domestic Life Insurance & Retirement Services	702	(22,257)	1,107
Foreign Life Insurance & Retirement Services(a)	1,368	(1,301)	3,358

(a)
Statutory surplus and net income (loss) with respect to foreign operations are estimated at November 30. The basis of presentation for branches of AIA is the Hong Kong statutory filing basis. The basis of presentation for branches of ALICO(which is reported as a discontinued operation) is the U.S. statutory filing basis. AIG Star Life, AIG Edison Life, Philamlife and Nan Shan (which is reported as a discontinued operation), are estimated based on their respective local country filing basis.

(b)
2008 amount was increased by  $1.2 billion from that previously reported.

(c)
Includes Net realized capital gains and losses and taxes.

(d)
Includes catastrophe losses, net of tax, of  $34 million,  $1.15 billion, and  $177 million in 2009, 2008 and 2007, respectively.

(e)
Amount subject to change based on final statutory filings.

    AIG's insurance subsidiaries file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by domestic and foreign insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP for domestic companies are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

    At December 31, 2009, 2008 and 2007, statutory capital of AIG's insurance subsidiaries exceeded minimum company action level requirements.

Dividend Restrictions

    Payments of dividends to AIG by its insurance subsidiaries are subject to certain restrictions imposed by regulatory authorities. With respect to AIG's domestic insurance subsidiaries, the payment of any dividend requires formal notice to the insurance department in which the particular insurance subsidiary is domiciled. For example, unless permitted by the New York Superintendent of Insurance, general insurance companies domiciled in New York may not pay dividends to shareholders that, in any twelve-month period, exceed the lesser of ten percent of such company's statutory policyholders' surplus or 100 percent of its "adjusted net investment income," as defined. Generally, less severe restrictions applicable to both general and life insurance companies exist in most of the other states in which AIG's insurance subsidiaries are domiciled. Under the laws of many states, an insurer may pay a dividend without prior approval of the insurance regulator when the amount of the dividend is below certain regulatory thresholds. Other foreign jurisdictions may restrict the ability of AIG's foreign insurance subsidiaries to pay dividends. There are also various local restrictions limiting cash loans and advances to AIG by its subsidiaries. Largely as a result of these restrictions, a significant majority of the aggregate equity of AIG's consolidated subsidiaries was restricted from immediate transfer to AIG parent at December 31, 2009. AIG cannot predict how regulatory investigations may affect the ability of its regulated subsidiaries to pay dividends. To AIG's knowledge, no AIG company is currently on any regulatory or similar "watch list" with regard to solvency.

    In connection with the execution of the AIA Purchase Agreement and the ALICO Purchase Agreement, on December 1, 2009, AIG, the FRBNY and each SPV entered into limited liability company agreements, which set forth the terms and conditions of the respective parties' ownership and governance rights in each SPV. Under the terms of these agreements, the AIA SPV and the ALICO SPV may only distribute funds to AIG (prior to the payment of the preferred returns and liquidation preferences on the preferred interests in each respective SPV and, in the case of the AIA SPV, a payment of 1 percent of the net income of the AIA SPV to the holders of the preferred interests in the AIA SPV for all fiscal years prior to payment of the preferred return and liquidation preference) in an aggregate amount not to exceed  $200 million and  $400 million, respectively, per fiscal year.

Effect of New Standards

    Effective January 1, 2009, these Domestic Life Insurance and Domestic Retirement Services insurance entities, as well as certain other AIG insurance entities were initially required to prospectively adopt SSAP 98, "Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 — Loan-backed and Structured Securities" (SSAP 98). However, in the first quarter of 2009, the NAIC subsequently delayed the effective date of SSAP No. 98 until September 30, 2009, in consideration of the FASB's issuance of a new other-than-temporary accounting standard. The NAIC subsequently promulgated SSAP 43R (Revised) — Loan-backed and Structured Securities, which was effective for the third quarter of 2009 and superseded SSAP No. 43 and also SSAP No. 98, prior to its delayed effective date. Similar to the new other-than-temporary accounting standard, SSAP No. 43R requires that credit-related other-than-temporary impairments of structured securities be measured based upon projected discounted cash flows. The Domestic Life Insurance & Retirement Services insurance entities recognized a cumulative effect adjustment upon the adoption of SSAP No. 43R that on a pre-tax basis increased regulatory capital by approximately  $0.9 billion.

Share-based Employee Compensation Plans	12 Months Ended
Dec. 31, 2009
Share-based Employee Compensation Plans
Share-based Employee Compensation Plans

18. Share-based Employee Compensation Plans

    Included in AIG's Consolidated Statement of Income for the years ended December 31, 2009, 2008 and 2007 was pre-tax share-based compensation expense of  $209 million ( $151 million after tax),  $389 million ( $284 million after tax), and  $275 million ( $216 million after tax), respectively.

Employee Plans

    As of December 31, 2009, AIG employees had been granted awards under seven different share-based employee compensation plans:

  •
  AIG 1999 Stock Option Plan, as amended (1999 Plan);

  •
  AIG 1996 Employee Stock Purchase Plan, as amended (1996 Plan);

  •
  AIG 2002 Stock Incentive Plan, as amended (2002 Plan) under which AIG has issued time-vested restricted stock units (RSUs) and performance restricted stock units (performance RSUs);

  •
  AIG 2007 Stock Incentive Plan, as amended (2007 Plan) under which AIG has issued RSUs, performance RSUs and restricted stock;

  •
  SICO's Deferred Compensation Profit Participation Plans (SICO Plans);

  •
  AIG's 2005-2006 Deferred Compensation Profit Participation Plan (AIG DCPPP) — the AIG DCPPP was adopted as a replacement for the SICO Plans for the 2005-2006 period. Share-based employee compensation earned under the AIG DCPPP was granted as time-vested RSUs under the 2002 Plan; and
  •
  The AIG Partners Plan replaced the AIG DCPPP. Share-based employee compensation awarded under the AIG Partners Plan was granted as performance-based RSUs under the 2002 Plan, except for the December 2007 grant which was made under the 2007 Plan.

    Although awards granted under all the plans described above, other than the 1996 Plan, remained outstanding at December 31, 2009, future grants of options, RSUs and performance RSUs can be made only under the 2007 Plan. Share option exercises and other share awards to participants were settled by issuing previously acquired shares held in AIG's treasury account through November 30, 2009. Effective December 1, 2009, AIG is settling its share-based awards by issuing AIG Common Stock. However, share awards made by SICO are settled by SICO.

Non-Employee Plans

    In 2006 and for prior years, AIG's non-employee directors received share- based compensation in the form of options granted pursuant to the 1999 Plan and grants of AIG Common Stock with delivery deferred until retirement from the Board pursuant to the AIG Director Stock Plan, which was approved by the shareholders at the 2004 Annual Meeting of Shareholders and which is now a subplan under the 2007 Plan. From and after May 16, 2007, non-employee directors receive deferred stock units (DSUs) under the 2007 Plan with delivery deferred until retirement from the Board.

    The methodology used for valuing employee stock options is also used to value director stock options. Director stock options vest one year after the grant date, but are otherwise the same as employee stock options. Commencing in 2007, directors no longer receive awards of options.

    In 2009 and 2008, AIG granted to directors 9,106 and 6,354 DSUs, respectively, including DSUs representing dividend-equivalent amounts. AIG also granted to directors 319 shares, with delivery deferred, during 2007, under the Director Stock Plan. There were no deferred shares granted in 2009 and 2008.

Stock Options

AIG 1999 Stock Option Plan

    The 1999 Plan was approved by the shareholders at the 2000 Annual Meeting of Shareholders, with certain amendments approved at the 2003 Annual Meeting of Shareholders. The 1999 Plan superseded the 1991 Employee Stock Option Plan (the 1991 Plan), although outstanding options granted under the 1991 Plan continue until exercise or expiration. Options granted under the 1999 Plan generally vest over four years (25 percent vesting per year) and expire 10 years from the date of grant. The 2007 Plan supersedes the 1999 Plan.

    At December 31, 2009, 1,352,276 shares were reserved for issuance under the 1999 and 1991 Plans and there are no shares reserved for future grants under the 1999 Plan.

Deferrals

    At December 31, 2009, AIG was obligated to issue 604,991 shares in connection with previous exercises of options with delivery deferred.

Stock Options Valuation

    AIG uses a binomial lattice model to calculate the fair value of stock option grants. A more detailed description of the valuation methodology is provided below. There were no stock options granted in 2009.

The following weighted-average assumptions were used for stock options granted:

	2008	2007

Expected annual dividend yield(a)	3.77%	1.39%
Expected volatility(b)	53.27%	32.82%
Risk-free interest rate(c)	4.43%	4.08%
Expected term(d)	4 years	7 years

(a)
The dividend yield is determined at the grant date.

(b)
In 2008 and 2007, expected volatility is the average of historical volatility (based on seven years of daily stock price changes) and the implied volatility of actively traded options on AIG shares.

(c)
The interest rate curves used in the valuation model were the U.S. Treasury STRIP rates with terms from 3 months to 10 years.

(d)
In 2008, the expected term is 4 years based on the average time to exercise derived from the output of the valuation model. In 2007, the contractual term of the option was generally 10 years with an expected term of 7 years calculated based on an analysis of historical employee and executive exercise behavior and employee turnover (post-vesting terminations). The early exercise rate is a function of time elapsed since the grant. Fifteen years of historical data were used to estimate the early exercise rate.

The following table provides a roll forward of stock option activity:

As of or for the Year Ended December 31, 2009	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Values (in millions)

Options:
Outstanding at beginning of year	1,713,282	$1,261.56		$-
Granted	-	$-		-
Exercised	-	$-		-
Forfeited or expired	(356,527)	$1,250.43		-
Cancelled	(4,479)	$1,319.88		-

Outstanding at end of year*	1,352,276	$1,264.30	3.77	$-

Options exercisable at end of year	1,255,907	$1,292.93	3.43	$-

Weighted average fair value per share of options granted	-	$-

*
Includes vested and expected-to-vest options at December 31, 2009 of 1,346,383, with a weighted average exercise price of  $1,266.20, a weighted average contractual life of 3.67 years and a zero aggregate intrinsic value.

    At December 31, 2009, total unrecognized compensation cost (net of expected forfeitures) was  $16 million with a blended weighted average period of 0.91 years. The cost of awards outstanding under these plans at December 31, 2009 is expected to be recognized over approximately two years.

The following table provides additional information about stock options:

As of or for the Year Ended December 31, (in millions, except weighted average grant date fair value of options granted)	2009	2008	2007

Intrinsic value of options exercised*	$-	$2	$360
Grant date fair value of options vesting	25	67	63
Weighted average grant date fair value of options granted*	-	212.20	419.40
Cash received from exercise of stock options	-	16	482
Tax benefits realized on stock option exercises	-	1	16

*
There were no options granted or exercised in 2009.

Other Share-Based Plans

AIG 1996 Employee Stock Purchase Plan

    AIG's 1996 Plan provides that eligible employees (those employed at least one year) may receive privileges to purchase up to an aggregate of 500,000 shares of AIG Common Stock, at a price equal to 85 percent of the fair market value on the date of the grant of the purchase privilege. Purchase privileges are granted quarterly and are limited to the number of whole shares that can be purchased on an annual basis by an amount equal to the lesser of 10 percent of an employee's annual salary or  $10,000.

AIG 2002 Stock Incentive Plan

    The 2002 Plan was adopted at the 2002 Annual Meeting of Shareholders and amended and restated by AIG's Board of Directors on September 18, 2002. During 2007, 8,955 RSUs, including performance RSUs, were granted under the 2002 Plan. Because the 2002 Plan has been superseded by the 2007 Plan, there were no shares reserved for issuance in connection with future awards since December 31, 2008 other than incremental amounts awarded for attaining specified criteria under the AIG DCPPP. Prior to March 2008, substantially all time-vested RSUs granted under the 2002 Plan were scheduled to vest on the fourth anniversary of the date of grant. Effective March 2008, the vesting of the December 2005 and 2006 grants was accelerated to vest on the third anniversary of the date of grant.

AIG 2007 Stock Incentive Plan

    The 2007 Plan was adopted at the 2007 Annual Meeting of Shareholders and amended and restated by AIG's Board of Directors on November 14, 2007. The total number of shares of common stock that may be issued under the Plan is 9,000,000. The 2007 Plan supersedes the 1999 Plan and the 2002 Plan. During 2009 and 2008, 12,426 and 76,700 RSUs, respectively, including performance RSUs, were granted under the 2007 Plan. Each RSU, performance RSU and DSU awarded reduces the number of shares available for future grants by 2.9 shares. At December 31, 2009, there were 6,539,985 shares reserved for future grants under the 2007 Plan. A significant majority of the time-vested RSUs granted in 2008 under the 2007 Plan vest on the third anniversary of the date of grant.

    In December 2009, AIG granted 351,259 fully-vested shares of non-transferable AIG Common Stock (restricted stock) under the 2007 Stock Incentive Plan to certain of AIG's most highly compensated employees and executive officers. The restricted stock becomes transferable either in March 2011 or on the third anniversary of grant in accordance with the terms of the employee's award.

SICO Plans

    The SICO Plans provide that shares of AIG Common Stock currently held by SICO are set aside for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of shares under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's termination of employment with AIG prior to normal retirement age.

    The SICO Plans are also described in Note 15 herein.

    Although none of the costs of the various benefits provided under the SICO Plans have been paid by AIG, AIG has recorded compensation expense for the deferred compensation amounts payable to AIG employees by SICO, with an offsetting amount credited to Additional paid-in capital reflecting amounts deemed contributed by SICO.

    A significant portion of the awards under the SICO Plans vest the year after the participant reaches age 65, provided that the participant remains employed by AIG through age 65. The portion of the awards for which early payout is available vest on the applicable payout date.

AIG DCPPP

    The AIG DCPPP provides share-based compensation to key AIG employees, including senior executive officers.

    The AIG DCPPP contingently allocated a fixed number of time-vested RSUs to each participant if AIG's cumulative adjusted earnings per share in 2005 and 2006 exceeded that in 2003 and 2004 as determined by AIG's Compensation Committee. This goal was met, and pursuant to the terms of the DCPPP, 184,842 time-vested RSUs were awarded in 2007. Due to the modification in March 2008, the vesting periods for these RSUs have been shortened to vest in three installments with the final installment vesting in January 2012.

    At December 31, 2009, RSU awards with respect to 107,545 shares remained outstanding.

AIG Partners Plan

    On June 26, 2006, AIG's Compensation Committee approved two grants under the AIG Partners Plan. The first grant had a performance period that ran from January 1, 2006 through December 31, 2007. The second grant has a performance period that ran from January 1, 2007 through December 31, 2008. In December 2007, the Compensation Committee approved a grant with a performance period from January 1, 2008 through December 31, 2009. The Compensation Committee approved the performance metrics for this grant in the first quarter of 2008. The first and the second grants vest 50 percent on the fourth and sixth anniversaries of the first day of the related performance period. The third grant vests 50 percent on the third and fourth anniversaries of the first day of the performance period. The Compensation Committee approved the performance metrics for the first two grants prior to the date of grant. The measurement of the first two grants is deemed to have occurred on June 26, 2006 when there was mutual understanding of the key terms and conditions of the first two grants. All grants were modified in March 2008. In 2009, 2008 and 2007, no compensation cost was recognized for the second and the third grants under the Partners Plan because the performance threshold for these awards was not met. In 2007, the compensation cost recognized in 2006 was reversed for the first grant under the Partners Plan because the performance threshold for these awards was not met.

RSUs and Performance RSUs Valuation

    The fair value of RSUs and performance RSUs is based on the closing price of AIG stock on the date of grant.

The following table presents a summary of shares relating to outstanding awards unvested under the foregoing plans*:

	Number of Shares					Weighted Average Grant-Date Fair Value
As of or for the Year Ended December 31, 2009	Time- vested RSUs	AIG DCPPP	Partners Plan	Total AIG Plan	Total SICO Plans	Time- vested RSUs	AIG DCPPP	Partners Plan	Total AIG Plans	Total SICO Plans

Unvested, beginning of year	496,286	165,737	168,162	830,185	378,960	$1,226.23	$1,147.11	$1,004.50	$1,165.52	$1,222.35
Granted	363,685	-	-	363,685	-	31.58	-	-	31.58	-
Vested	(570,763)	(65,808)	(28,009)	(664,580)	(34,623)	535.02	1,042.39	736.05	593.73	681.35
Forfeited	(65,360)	(12,240)	(119,023)	(196,623)	(24,548)	1,196.62	1,145.99	1,077.19	1,121.17	1,204.83
Cancelled	(5,009)	(9)	(162)	(5,180)	-	1,198.54	1,126.52	827.42	1,186.78	-

Unvested, end of year	218,839	87,680	20,968	327,487	319,789	$1,053.11	$1,140.99	$860.62	$1,064.32	$1,219.07

*
Options are reported under the Additional information with respect to AIG's stock option plans table above. DSUs are reported under Non-Employee Director Stock Awards. For the AIG DCPPP, includes all incremental shares granted. This table excludes 45,913 shares of fully vested restricted stock granted to a senior executive with a weighted average grant-date fair value of  $33.51, which was issued under a separate agreement.

The total unrecognized compensation cost (net of expected forfeitures) related to non-vested share-based compensation awards granted under the 2002 Plan, the 2007 Plan, the AIG DCPPP, the AIG Partners Plan and the SICO Plans and the weighted-average periods over which those costs are expected to be recognized are as follows:

At December 31, 2009 (in millions)	Unrecognized Compensation Cost	Weighted- Average Period	Expected Period

Plans:
Time-vested RSUs – 2002 Plan	$3	0.63 years	2 years
Time-vested RSUs – 2007 Plan	$58	0.65 years	2 years
AIG DCPPP	$22	0.92 years	2 years
AIG Partners Plan	$8	1.11 years	2 years
Total AIG Plans	$91	0.76 years	2 years
Total SICO Plans	$138	5.42 years	30 years

Liability Awards

    In December 2009, AIG issued to certain of its most highly compensated employees various share-based grants, including restricted stock units, linked to AIG's stock, but requiring cash settlement. Cash settled awards are recorded as a liability until the final payout is made or the award is replaced with a stock-settled award. At the end of each reporting period, any unsettled award or unvested RSU is remeasured based on the change in fair value of one share of AIG Common Stock and the liability and expense are adjusted accordingly.

Stock Salary

    Stock salary is determined as a dollar amount through the date that salary is earned, accrues at the same time or times as the salary would otherwise be paid in cash and vests immediately upon grant. Stock salary was granted in 2009 to any individual qualifying as a senior executive officer or one of AIG's next twenty most highly compensated employees (the "Top 25"). Stock salary for a Top 25 employee (other than AIG's CEO) is settled in three equal installments on the second, third and fourth anniversary of grant, with settlement accelerated by one year if AIG reduces its federal obligations prior to the schedule of installment dates included in the award agreements. Stock salary granted to any individual qualifying as an executive officer or one of AIG's next 75 most highly compensated employees ("Top 26-100") is settled on either the first or third anniversary of grant in accordance with the terms of an employee's award. The 2009 stock salary grants issued in December 2009, were awarded retroactively to January 1, 2009 in the form of immediately vested RSUs, and the number of units awarded was based on the value of AIG Common Stock on the grant date. The RSUs will be settled in cash based on the value of AIG Common Stock on the applicable settlement date.

TARP RSUs and Other Long Term Incentive Plans

    TARP RSUs were granted on December 28, 2009 based on achievement of objective performance metrics and, when vested and transferable, will be settled in 25 percent installments in proportion to AIG's reduction of its TARP obligations. TARP RSUs granted to the Top 25 vest on the third anniversary of grant, while TARP RSUs granted to the Top 26-100 vest on the second anniversary of grant and are subject to transferability restrictions for an additional year after vesting. As a result, TARP RSUs will be proportionally cash-settled three years from the date of grant for vested participants provided that AIG settles at least 25 percent of its TARP obligation.

The following table presents a summary of restricted stock units and related expenses pertaining to these Awards:

	Number of Shares
As of or for the Year Ended December 31, 2009	Stock Salary	TARP RSUs*

Unvested, beginning of year	-	-
Granted	1,812,198	367,875
Vested	(1,812,198)	-

Unvested, end of year	-	367,875

Compensation expense for the year (in millions)	$54	$-

*
The total unrecognized compensation cost (net of expected forfeitures) related to unvested TARP RSU awards is  $10 million with a weighted-average period of 1.36 years. The cost of the awards is expected to be recognized over approximately three years.

    Additionally, AIG recorded an expense and an obligation of  $9 million in December 2009 to certain employees in the Top 26-100 that will be awarded in a fixed number of RSUs in March 2010. These RSUs will be subsequently cash-settled in March 2013 based on the value of AIG Common Stock on the settlement date.

Modifications

    During the first quarter of 2008, AIG reviewed the vesting schedules of its share-based employee compensation plans, and on March 11, 2008, AIG's management and the Compensation and Management Resources Committee of AIG's Board of Directors determined that, to fulfill the objective of attracting and retaining high quality personnel, the vesting schedules of certain awards outstanding under these plans and all awards made in the future under these plans should be shortened. AIG also modified the metrics used to determine the level of performance achieved with respect to the AIG Partners Plan.

    For accounting purposes, a modification of the terms or conditions of an equity award is treated as an exchange of the original award for a new award. As a result of this modification, the incremental value related to the remaining affected awards totaled  $21 million and will, together with the unamortized originally-measured compensation cost, be amortized over shorter periods. At the time of the modifications net amortization of this cost was estimated to increase by  $ 43 million and  $98 million in 2009 and 2008, respectively, with a related reduction in amortization expense of  $120 million in 2010 through 2012. However, the actual amount realized in 2009 as a result of forfeitures was  $12 million and the related reduction in amortization expense in 2010 through 2012 was revised to  $94 million.

Employee Benefits	12 Months Ended
Dec. 31, 2009
Employee Benefits
Employee Benefits

19. Employee Benefits

Pension Plans

    AIG, its subsidiaries and certain affiliated companies offer various defined benefit plans to eligible employees based on either completion of a specified period of continuous service or date of hire, subject to age limitations.

    AIG's U.S. qualified retirement plans are noncontributory defined benefit plans which are subject to the provisions of ERISA. U.S. salaried employees who are employed by a participating company, have attained age 21 and completed twelve months of continuous service are eligible to participate in the plans. Employees generally vest after 5 years of service. Unreduced benefits are paid to retirees at normal retirement (age 65) and are based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Non-U.S. defined benefit plans are generally either based on the employee's years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service.

    AIG also sponsors several unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. qualified retirement plan as a result of federal tax limitations on compensation and benefits payable and the Supplemental Executive Retirement Plan, which provides additional retirement benefits to designated executives. Under the Supplemental Plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG Excess Retirement Income Plan and any comparable plans), Social Security, if any, and from any qualified pension plan of prior employers. AIG has complied with the Special Master's mandate to freeze future benefits in the non-qualified retirement plans for the Top 100 employees of AIG. The impact to AIG's financial statements was not significant.

Postretirement Plans

    AIG and its subsidiaries also provide postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age. Overseas, benefits vary by geographic location.

    U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Medical benefits are contributory, while the life insurance benefits are non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain credits for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance, Medicare coordination and a lifetime maximum benefit of  $5 million.

The following table presents the funded status of the plans, reconciled to the amount reported in the Consolidated Balance Sheet. The measurement date for most of the non-U.S. defined benefit pension and postretirement plans is November 30, consistent with the fiscal year end of the sponsoring companies. For all other plans, measurement occurs as of December 31.

	Pension				Postretirement(a)
As of or for the Years Ended December 31, (in millions)	Non-U.S. Plans(b)		U.S. Plans(c)		Non-U.S. Plans		U.S. Plans
	2009	2008	2009	2008	2009	2008	2009	2008

Change in projected benefit obligation:
Benefit obligation, beginning of year	$2,080	$1,745	$3,745	$3,156	$101	$79	$285	$257
Service cost	121	112	155	132	11	8	8	8
Interest cost	60	62	219	202	4	4	16	16
Participant contributions	1	4	-	-	-	-	-	-
Actuarial (gain) loss	155	89	108	376	(9)	15	9	21
Plan amendments and mergers	(1)	1	16	-	-	-	(3)	-
Benefits paid:
AIG assets	(57)	(38)	(7)	(25)	(1)	(1)	(17)	(17)
Plan assets	(40)	(40)	(110)	(96)	-	-	-	-
Plan curtailments	(3)	(4)	(119)	-	-	-	(16)	-
Plan settlements	(46)	(25)	(320)	-	-	-	(8)	-
Foreign exchange effect	212	107	-	-	3	(5)	-	-
Other	(169)	67	-	-	(3)	1	-	-

Projected benefit obligation, end of year	$2,313	$2,080	$3,687	$3,745	$106	$101	$274	$285

Change in plan assets:
Fair value of plan assets, at beginning of year	$765	$952	$2,733	$3,129	$-	$-	$-	$-
Actual return on plan assets, net of expenses	49	(205)	541	(334)	-	-	-	-
AIG contributions	146	115	446	59	1	1	17	17
Participant contributions	1	4	-	-	-	-	-	-
Benefits paid:
AIG assets	(57)	(38)	(7)	(25)	(1)	(1)	(17)	(17)
Plan assets	(40)	(40)	(110)	(96)	-	-	-	-
Plan settlements	(46)	(25)	(241)	-	-	-	-	-
Foreign exchange effect	69	5	-	-	-	-	-	-
Other	(137)	(3)	-	-	-	-	-	-

Fair value of plan assets, end of year	$750	$765	$3,362	$2,733	$-	$-	$-	$-

Funded status, end of year	$(1,563)	$(1,315)	$(325)	$(1,012)	$(106)	$(101)	$(274)	$(285)

Amounts recognized in the consolidated balance sheet:

Assets	$23	$32	$-	$-	$-	$-	$-	$-

Liabilities	(1,586)	(1,347)	(325)	(1,012)	(106)	(101)	(274)	(285)

Total amounts recognized	$(1,563)	$(1,315)	$(325)	$(1,012)	$(106)	$(101)	$(274)	$(285)

Pre tax amounts recognized in Accumulated other comprehensive income (loss):
Net loss	$(727)	$(601)	$(921)	$(1,429)	$(10)	$(21)	$(7)	$(12)

Prior service (cost) credit	58	66	(15)	1	(1)	-	(16)	(23)

Total amounts recognized	$(669)	$(535)	$(936)	$(1,428)	$(11)	$(21)	$(23)	$(35)

(a)
AIG does not currently fund postretirement benefits.

(b)
Includes unfunded plans for which the aggregate pension benefit obligation was  $990 million and  $859 million at December 2009 and 2008, respectively. For 2009 and 2008, approximately 79 percent and 82 percent pertain to Japanese plans, which are not required by local regulation to be funded. The projected benefit obligation for these plans total  $785 million and  $702 million, respectively.

(c)
Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was  $224 million and  $270 million at December 2009 and 2008, respectively.

The following table presents the accumulated benefit obligations for non-U.S. and U.S. pension benefit plans:

At December 31, (in millions)	2009	2008

Non-U.S. pension benefit plans	$2,099	$1,862
U.S. pension benefit plans	$3,131	$3,219

Defined benefit pension plan obligations in which the projected benefit obligation was in excess of the related plan assets and the accumulated benefit obligation was in excess of the related plan assets were as follows:

	PBO Exceeds Fair Value of Plan Assets				ABO Exceeds Fair Value of Plan Assets
At December 31, (in millions)	Non-U.S. Plans		U.S. Plans		Non-U.S. Plans		U.S. Plans
	2009	2008	2009	2008	2009	2008	2009	2008

Projected benefit obligation	$2,249	$2,000	$3,687	$3,745	$2,216	$1,840	$237	$3,745
Accumulated benefit obligation	2,099	1,800	3,131	3,219	2,035	1,676	192	3,219
Fair value of plan assets	663	652	3,362	2,733	650	519	11	2,733

The following table presents the components of net periodic benefit cost recognized in income and other amounts recognized in Accumulated other comprehensive income (loss) with respect to the defined benefit pension plans and other postretirement benefit plans:

	Pension						Postretirement
	Non-U.S. Plans(a)			U.S. Plans			Non-U.S. Plans(a)			U.S. Plans
(in millions)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007

Components of net periodic benefit cost:
Service cost	$121	$112	$90	$155	$132	$135	$11	$8	$5	$8	$8	$11
Interest cost	60	62	50	219	202	186	4	4	3	16	16	15
Expected return on assets	(31)	(44)	(36)	(226)	(235)	(216)	-	-	-	-	-	-
Amortization of prior service credit	(13)	(11)	(10)	-	(1)	(3)	-	-	-	-	-	(2)
Amortization of transitional obligation	-	-	1	-	-	-	-	-	-	-	-	-
Amortization of net loss	41	29	9	88	22	43	1	-	-	1	-	-
Plan curtailments	(2)	(5)	-	(4)	-	-	-	-	-	1	-	-
Plan settlements	11	4	1	14	-	-	-	-	-	(8)	-	-
Other	1	-	-	-	2	14	-	-	-	-	5	-

Net periodic benefit cost	$188	$147	$105	$246	$122	$159	$16	$12	$8	$18	$29	$24

Total recognized in Accumulated other comprehensive income (loss)	$(134)	$(361)	$10	$492	$(917)	$155	$11	$(16)	$2	$10	$(17)	$7

Total recognized in net periodic benefit cost and other comprehensive income (loss)	$(322)	$(508)	$(95)	$246	$(1,039)	$(4)	$(5)	$(28)	$(6)	$(8)	$(46)	$(17)

(a)
Amounts for non-U.S. plans include pension costs associated with discontinued operations totaling  $76 million,  $55 million and  $38 million for the years ended December 31, 2009, 2008 and 2007, respectively, and post retirement costs associated with discontinued operations totaling  $2 million for each of the years ended December 31, 2009 and 2008. For the year ended December 31, 2007, there were no post retirement costs associated with discontinued operations.

    The estimated net loss and prior service credit that will be amortized from Accumulated other comprehensive income into net periodic benefit cost over the next fiscal year are  $96 million and  $9 million, respectively, for AIG's combined defined benefit pension plans. For the defined benefit postretirement plans, the estimated amortization from Accumulated other comprehensive income for net loss, prior service credit and transition obligation that will be amortized into net periodic benefit cost over the next fiscal year will be less than  $2 million in the aggregate.

    The annual pension expense in 2010 for the AIG U.S. and non-U.S. defined benefit pension plans is expected to be approximately  $352 million. A 100 basis point increase in the discount rate or expected long-term rate of return would decrease the 2010 expense by approximately  $101 million and  $41 million, respectively, with all other items remaining the same. Conversely, a 100 basis point decrease in the discount rate or expected long-term rate of return would increase the 2010 expense by approximately  $110 million and  $41 million, respectively, with all other items remaining the same.

Curtailments and Settlements

    In connection with the sale of HSB on March 31, 2009, AIG recognized in income as part of the net gain from the sale, a net settlement gain of  $57 million due to the transfer of certain HSB-sponsored pension plans in the first quarter.

    In connection with the sale of 21st Century Insurance Group on July 1, 2009, AIG remeasured certain of its domestic pension and postretirement plans to determine the curtailment and settlement effects. The assumptions used in the remeasurement were the same as those disclosed below except for the discount rate. The discount rate used was 6.25 percent, which was derived from the rounded unadjusted Citigroup Pension Discount Curve at June 30, 2009. The remeasurement resulted in a decrease to Accumulated other comprehensive loss of approximately  $123 million and a net loss of approximately  $59 million, which was reflected in the loss from the sale of 21st Century. The remeasurement did not have a significant effect on the estimated 2009 expense for the AIG U.S. Retirement Plan.

Assumptions

The following table summarizes the weighted average assumptions used to determine the benefit obligations:

	Pension		Postretirement
	Non-U.S. Plans*	U.S. Plans	Non-U.S. Plans*	U.S. Plans

December 31, 2009
Discount rate	1.75 - 11.25%	6.00%	2.00 - 9.25%	6.00%
Rate of compensation increase	1.50 - 8.00%	4.00%	3.00 - 6.00%	4.00%

December 31, 2008
Discount rate	2.00 - 15.00%	6.00%	1.50 - 7.25%	6.00%
Rate of compensation increase	2.50 - 10.00%	4.25%	3.00 - 4.00%	4.25%

*
The non-U.S. plans reflect those assumptions that were most appropriate for the local economic environments of each of the subsidiaries providing such benefits.

The following table summarizes assumed health care cost trend rates for the U.S. plans:

At December 31,	2009	2008

Following year:
Medical (before age 65)	8.00%	9.00%
Medical (age 65 and older)	7.00%	7.00%

Ultimate rate to which cost increase is assumed to decline	4.50%	5.00%

Year in which the ultimate trend rate is reached:
Medical (before age 65)	2027 *	2018
Medical (age 65 and older)	2027 *	2018

*
Increase in ultimate trend rate is based on the current expectation of future increases in medical and prescriptions drug costs.

A one percent point change in the assumed healthcare cost trend rate would have the following effect on AIG's postretirement benefit obligations:

	One Percent Increase		One Percent Decrease
At December 31, (in millions)
	2009	2008	2009	2008

Non-U.S. plans	$13	$14	$(10)	$(11)
U.S. plans	$5	$6	$(4)	$(5)

    AIG's postretirement plans provide benefits primarily in the form of defined employer contributions rather than defined employer benefits. Changes in the assumed healthcare cost trend rate are subject to caps for U.S. plans. AIG's non-U.S. postretirement plans are not subject to caps.

The following table presents the weighted average assumptions used to determine the net periodic benefit costs:

At December 31,	Pension			Postretirement
	Non-U.S. Plans(a)	U.S. Plans		Non-U.S. Plans(a)	U.S. Plans

2009
Discount rate	2.00 - 15.00%	6.00%/6.25	%(b)	1.50 - 7.25%	6.00%/6.25	%(b)
Rate of compensation increase	2.50 - 10.00%	4.25%		3.00 - 4.00%	4.25%
Expected return on assets	2.75 - 12.50%	7.75%		N/A	N/A
2008
Discount rate	2.00 - 11.00%	6.50%		2.75 - 6.50%	6.50%
Rate of compensation increase	1.50 - 9.00%	4.25%		3.00 - 3.50%	4.25%
Expected return on assets	2.75 - 9.75%	7.75%		N/A	N/A
2007
Discount rate	2.25 - 10.75%	6.00%		4.00 - 5.75%	6.00%
Rate of compensation increase	1.50 - 10.00%	4.25%		3.00%	4.25%
Expected return on assets	2.50 - 10.50%	8.00%		N/A	N/A

(a)
The non-U.S. plans reflect those assumptions that were most appropriate for the local economic environments of the subsidiaries providing such benefits.

(b)
As a result of the sale of 21st Century, certain U.S. plans were remeasured utilizing a 6.25 percent discount rate.

Discount Rate Methodology

    The projected benefit cash flows under the U.S. AIG Retirement Plan were discounted using the spot rates derived from the unadjusted Citigroup Pension Discount Curve at December 31, 2009 and 2008 and an equivalent single discount rate was derived that resulted in the same liability. This single discount rate was rounded to the nearest 25 basis points, namely 6.0 percent at both December 31, 2009 and 2008. The rates applied to other U.S. plans were consistent with those discussed above.

    In general, the discount rate for non-U.S. pension plans are selected by reference to high quality corporate bonds in developed markets or local government bonds where developed markets are not as robust or nonexistent. Both funded and unfunded plans for Japan represent over 74 percent and 71 percent of the liabilities of AIG's non-U.S. pension plans at December 31, 2009 and 2008, respectively. The discount rate of 1.75 percent for Japan was selected by reference to the published Moody's/S&P AA Corporate Bond Universe at the measurement date based on the duration of the plans' liabilities.

Plan Assets

    The investment strategy with respect to assets relating to AIG's U.S. and non-U.S. pension plans is designed to achieve investment returns that will (a) provide for the benefit obligations of the plans over the long term; (b) limit the risk of short-term funding shortfalls; and (c) maintain liquidity sufficient to address cash needs. Accordingly, the asset allocation strategy is designed to maximize the investment rate of return while managing various risk factors, including but not limited to, volatility relative to the benefit obligations, diversification and concentration, and the risk and rewards profile indigenous to each asset class.

    There were no shares of AIG Common Stock included in the U.S. and non-U.S. pension plans assets at December 31, 2009 or 2008.

U.S. pension plans

    The long-term strategic asset allocation is reviewed and revised approximately every three years. The plans' assets are monitored by the investment committee of AIG's Retirement Board and the investment managers, which can entail allocating the plans assets among approved asset classes within pre-approved ranges permitted by the strategic allocation.

    At December 31, 2009, the actual asset allocation for the primary asset classes was 56 percent in equity securities, 25 percent in fixed income securities, 16 percent in other investments, and 3 percent in cash and cash equivalents. The 2010 target asset allocation for the primary asset classes is 45 percent in equity securities, 30 percent in fixed income securities, and 25 percent in other investments, which may include hedge funds, private equity investments, insurance contracts and commodities. The actual allocation may differ from the target allocation at any particular point in time.

    The U.S. pension plans hold a group annuity contract with US Life, an AIG subsidiary, which totaled  $34 million and  $36 million at December 31, 2009 and 2008, respectively.

    The expected long-term rate of return for the plans was 7.75 percent for both 2009 and 2008. The expected rate of return is an aggregation of expected returns within each asset class category. The expected asset return and any contributions made by AIG together are expected to maintain the plans' ability to meet all required benefit obligations. The expected asset return with respect to each asset class was developed based on a building block approach that considers historical returns, current market conditions, asset volatility and the expectations for future market returns. While the assessment of the expected rate of return is long-term and thus not expected to change annually, significant changes in investment strategy or economic conditions may warrant such a change.

Non-U.S. pension plans

    The assets of the non-U.S. pension plans are held in various trusts in multiple countries and are invested primarily in equities and fixed income securities to maximize the long-term return on assets for a given level of risk.

    At December 31, 2009, the actual aggregate asset class allocation was 46 percent in equity securities, 27 percent in fixed income securities, 22 percent in other investments and 5 percent in cash and cash equivalents. The 2010 target allocation for the asset classes is 43 percent in equity securities, 29 percent in fixed income securities, 18 percent in other investments (which may include hedge funds, private equity investments, and insurance contracts), 6 percent in real estate, and 4 percent in cash and cash equivalents.

    The expected long-term rates of return for the non-U.S. pension plans ranged from 2.75 percent to 12.50 percent and 2.75 percent to 9.75 percent for the years ended December 31, 2009 and 2008, respectively. The expected rate of return for each country is an aggregation of expected returns within each asset class for such country. For each country, the return with respect to each asset class was developed based on a building block approach that considers historical returns, current market conditions, asset volatility and the expectations for future market returns. While the assessment of the expected rate of return is long-term and thus not expected to change annually, significant changes in investment strategy or economic conditions may warrant such a change. The expected asset return and any contributions made by AIG together are expected to maintain the plan's ability to meet all required benefit obligations.

    The non-U.S. pension plans hold an insurance contract with AIG Star Life, an AIG subsidiary, which totaled  $79 million and  $90 million at December 31, 2009 and 2008, respectively.

Assets Measured at Fair Value

    In accordance with the accounting standard on Employers' Disclosures about Postretirement Benefit Plan Assets, AIG is required to disclose the level of the fair value measurement of its plan assets. The inputs and methodology used in determining the fair value of the plan assets are consistent with those used by AIG to measure its assets as noted in Note 5 herein.

The following table presents information about AIG's plan assets based on the level within the fair value hierarchy in which the fair value measurement falls:

	Non-U.S. Plans				U.S. Plans
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

At December 31, 2009
Assets:
Cash & cash equivalents	$36	$-	$-	$36	$85	$2	$-	$87
Equity securities:
U.S.(a)	89	-	-	89	1,420	50	-	1,470
International(b)	219	35	-	254	392	16	-	408
Fixed income securities:
U.S. investment grade(c)	-	9	-	9	-	422	1	423
International investment grade(c)	-	114	-	114	-	-	-	-
U.S. high yield(d)	-	-	-	-	-	132	1	133
International high yield	-	79	-	79	-	-	-	-
Mortgage backed securities(e)	-	-	-	-	-	240	52	292
Other asset-backed	-	-	-	-	-	5	-	5
Other investment types:
Hedge funds(f)	-	21	-	21	-	302	-	302
Commodities	-	-	-	-	-	33	-	33
Real estate	-	-	19	19	-	-	-	-
Private equity(g)	-	-	21	21	-	-	175	175
Insurance contracts	-	79	29	108	-	34	-	34

Total	$344	$337	$69	$750	$1,897	$1,236	$229	$3,362

(a)
Includes index funds that primarily track several indices including S&P 500 and S&P 600 in addition to other actively managed accounts, comprised of investments in large cap companies.

(b)
Includes investments in companies in emerging and developed markets.

(c)
Represents investments in U.S. and non-U.S. government issued bonds, U.S. government agency or sponsored agency bonds, and investment grade corporate bonds.

(d)
Consists primarily of investments in securities or debt obligations that have a rating below investment grade.

(e)
Comprised primarily of investments that are guaranteed by a U.S. government agency.

(f)
Includes funds comprised of macro, event driven, long/short equity, and controlled risk hedge fund strategies and a separately managed controlled risk strategy.

(g)
Includes funds that are diverse by geography, investment strategy, and sector.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. Based on AIG's investment strategy, AIG has no significant concentrations of risks.

Changes in Level 3 fair value measurements

The following table presents changes in AIG's non-U.S. and U.S. Level 3 plan assets measured at fair value:

(in millions)	Balance at January 1, 2009	Net Realized and Unrealized Gains (Losses)	Purchases, Sales, Issuances and Settlements-Net	Transfers In (Out)	Balance at December 31, 2009	Changes in Unrealized Gains (Losses) on Instruments Held at December 31, 2009

Non-U.S. Plan Assets:
Real estate	$22	$(3)	$-	$-	$19	$(3)
Private equity	17	4	-	-	21	-
Insurance contracts	24	2	3	-	29	-

Total	$63	$3	$3	$-	$69	$(3)

U.S. Plan Assets:
Fixed income
U.S. investment grade	$3	$1	$(3)	$-	$1	$-
U.S. high yield	1	-	-	-	1	-
Mortgage backed securities	19	4	(6)	35	52	(44)
Other asset-backed securities	30	(1)	(34)	5	-	-
Equities – U.S.	1	-	-	(1)	-	-
Private equity	159	33	(18)	1	175	(19)

Total	$213	$37	$(61)	$40	$229	$(63)

Expected Cash Flows

    Funding for the U.S. pension plan ranges from the minimum amount required by ERISA to the maximum amount that would be deductible for U.S. tax purposes. This range is generally not determined until the fourth quarter. Contributed amounts in excess of the minimum amounts are deemed voluntary. Amounts in excess of the maximum amount would be subject to an excise tax and may not be deductible under the Internal Revenue Code. Supplemental and excess plan payments and postretirement plan payments are deductible when paid.

    During 2009 AIG contributed  $592 million to its U.S. and non-U.S. pension plans. The annual pension contribution in 2010 is expected to be approximately  $134 million for non-U.S. and certain U.S. plans. These estimates are subject to change, since contribution decisions are affected by various factors including AIG's liquidity, asset dispositions, market performance and management's discretion.

The expected future benefit payments, net of participants' contributions, with respect to the defined benefit pension plans and other postretirement benefit plans, are as follows:

	Pension		Postretirement
(in millions)	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans

2010	$108	$130	$1	$19
2011	114	142	1	20
2012	120	155	2	20
2013	130	169	2	21
2014	132	182	2	22
2015 - 2019	710	1,141	13	126

Defined Contribution Plans

    In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees' years of service. Pre-tax expense associated with this plan was  $109 million,  $124 million and  $114 million in 2009, 2008 and 2007, respectively.

Ownership and Transactions With Related Parties	12 Months Ended
Dec. 31, 2009
Ownership and Transactions With Related Parties
Ownership and Transactions With Related Parties

20. Ownership and Transactions With Related Parties

    (a)  Ownership:  According to the Schedule 13D filed on June 5, 2009 by Maurice R. Greenberg, Edward E. Matthews, Starr International Company, Inc. (Starr International), C.V. Starr & Co. (CV Starr), Inc., Universal Foundation, Inc. (Universal Foundation), The Maurice R. and Corinne P. Greenberg Family Foundation, Inc., Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC and C.V. Starr & Co., Inc. Trust, Mr. Greenberg, Mr. Matthews, Starr International, CV Starr and Universal Foundation could be deemed to beneficially own 14,146,455 shares of AIG Common Stock at that date. Based on the shares of AIG Common Stock outstanding at January 29, 2010, this ownership would represent approximately 10.5 percent of the common stock of AIG. Although these reporting persons may have made filings under Section 16 of the Securities Exchange Act of 1934 (the Exchange Act), reporting sales of shares of common stock, no amendment to the Schedule 13D has been filed to report a change in ownership subsequent to June 5, 2009.

    (b)  Reinsurance:  Following its deconsolidation, after confirmation from the New York Insurance Department that AIG is not considered to control Transatlantic notwithstanding AIG's ownership of 13.9 percent of Transatlantic's common stock outstanding, AIG no longer considers Transatlantic to be a related party. At December 31, 2009, AIG's credit exposure to Transatlantic in the form of uncollateralized reinsurance assets totaled approximately  $1.6 billion and Transatlantic represented AIG's largest third-party reinsurer. Transatlantic's core operating subsidiaries have financial strength ratings of A by A.M. Best and A+ by S&P.

    (c)  For discussion of the AIG Series C Preferred Stock and the ownership by the Trust, see Note 16 herein.

Income Taxes	12 Months Ended
Dec. 31, 2009
Income Taxes
Income Taxes

21. Income Taxes

The following table presents income (loss) from continuing operations before income tax expense (benefit) by U.S. and foreign location in which such pretax income (loss) was generated.

Years ended December 31, (in millions)	2009	2008	2007

U.S.	$(17,757)	$(104,164)	$(5,494)
Foreign	2,895	(1,138)	11,423

Total	$(14,862)	$(105,302)	$5,929

The following table presents the provision for income taxes attributable to continuing operations:

Years Ended December 31, (in millions)	2009	2008	2007

Foreign and U.S. components of actual income tax expense:
Foreign:
Current	$1,525	$1,133	$2,267
Deferred	3,685	(2,118)	323
U.S.:
Current	712	(117)	(59)
Deferred	(7,422)	(8,154)	(2,010)

Total	$(1,500)	$(9,256)	$521

AIG's actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate due to the following:

Years Ended December 31,	2009			2008			2007
(dollars in millions)	Pre-Tax Income	Amount	Percent of Pre-tax Income (loss)	Pre-Tax Income	Amount	Percent of Pre-tax Income (loss)	Pre-Tax Income	Amount	Percent of Pre-tax Income (loss)

U.S. federal income tax at statutory rate	$(15,423)	$(5,398)	35.0%	$(108,761)	$(38,065)	35.0%	$8,943	$3,130	35.0%
Adjustments:
Valuation allowance – continuing operations		3,084	(20.0)		20,205	(18.6)		-	-
Uncertain tax positions		873	(5.7)		992	(0.9)		605	6.8
Tax exempt interest		(680)	4.4		(843)	0.8		(823)	(9.2)
Variable interest entity income (loss)		435	(2.8)		279	(0.3)		(312)	(3.5)
State income taxes		189	(1.2)		(63)	0.1		45	0.5
Investment in subsidiaries		(257)	1.7		3,994	(3.7)		(37)	(0.4)
Effect of foreign operations		(74)	0.4		(479)	0.4		(431)	(4.8)
Dividends received deduction		(117)	0.8		(90)	0.1		(113)	(1.3)
Effect of discontinued operations		(1,245)	8.1		1,624	(1.5)		(121)	(1.3)
Valuation allowance — discontinued operations		(168)	1.1		468	(0.4)		-	-
Other		248	(1.6)		3,604	(3.3)		(488)	(5.5)

Total income tax expense (benefit)	$(15,423)	$(3,110)	20.2%	$(108,761)	$(8,374)	7.7%	$8,943	$1,455	16.3%
Amount included in discontinued operations	(561)	(1,610)	287.0	(3,459)	882	(25.5)	3,014	934	31.0

Tax expense (benefit) from continuing operations	$(14,862)	$(1,500)	10.1%	$(105,302)	$(9,256)	8.8%	$5,929	$521	8.8%

    The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2009 was lower than the statutory rate of 35 percent due primarily to increases in the valuation allowance and reserve for uncertain tax positions, partially offset by tax exempt interest and the change in investment in subsidiaries which was principally related to changes in the estimated U.S. tax liability with respect to the potential sale of subsidiaries.

    The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2008 was lower than the statutory rate of 35 percent due primarily to the change in investment in subsidiaries, nondeductible goodwill impairment and a valuation allowance to reduce deferred tax assets to the amount that AIG believes is more likely than not to be realized.

    The effective tax rate on the pre-tax income from continuing operations for the year ended December 31, 2007 was lower than the statutory rate of 35 percent due primarily to increases in tax exempt interest and the effect of foreign operations, partially offset by an increase in uncertain tax positions.

    The effective tax rate on the pre-tax losses included in discontinued operations for the year ended December 31, 2009 and December 31, 2008 differed from the statutory rate of 35 percent primarily due to the change in estimated U.S. tax liability with respect to the potential sale of subsidiaries and change in valuation allowance. The effective tax rate on the pre-tax income included in discontinued operations for the year ended December 31, 2007 differed from the statutory rate of 35 percent primarily due to the change in estimated U.S. tax liability with respect to the investment in subsidiaries.

    In connection with AIG's restructuring and anticipated sales of certain of its businesses, at December 31, 2008, AIG recorded a deferred tax liability reflecting the difference between the carrying value of each company expected to be sold and its tax basis (i.e., its outside basis difference). AIG recorded  $4.3 billion of tax expense in 2008 associated with the change in indefinite reinvestment assertions and realization assumptions related to the outside basis differences in foreign affiliates. During 2009, AIG recorded a  $300 million tax benefit, of which  $200 million is related to the outside basis difference in U.S. companies and joint ventures, and  $100 million related to the tax effect of the unremitted earnings of foreign affiliates and the effect of actual dispositions.

The following table presents the components of the net deferred tax asset:

December 31, (in millions)	2009	2008

Deferred tax assets:
Losses and tax credit carryforwards	$26,204	$25,632
Unrealized loss on investments	8,651	12,401
Adjustment to life policy reserves	2,794	3,226
Accruals not currently deductible, and other	2,616	1,454
Investments in foreign subsidiaries and joint ventures	2,194	-
Loss reserve discount	1,613	2,105
Loan loss and other reserves	1,461	1,166
Unearned premium reserve reduction	1,467	1,179
Employee benefits	1,088	1,163
Unrealized losses related to available-for-sale debt securities	-	3,649

Total deferred tax assets*	48,088	51,975

Deferred tax liabilities:
Deferred policy acquisition costs	(12,110)	(11,462)
Flight equipment, fixed assets and intangible assets	(5,030)	(5,593)
Unrealized gains related to available-for-sale debt securities	(835)	-
Investments in foreign subsidiaries and joint ventures	-	(2,321)
Other	(524)	(717)

Total deferred tax liabilities	(18,499)	(20,093)

Net deferred tax asset before valuation allowance	29,589	31,882
Valuation allowance	(23,705)	(20,896)

Net deferred tax asset	$5,884	$10,986

*
AIG has federal net operating loss carryforwards as of December 31, 2009 and 2008 in the amount of  $35.2 billion and  $47.3 billion, and unused foreign tax credits of  $2.8 billion and  $2.2 billion, respectively. Net operating loss carryforwards may be carried forward for twenty years from the date they were incurred while unused foreign tax credits may be carried forward for ten years from the date they were incurred. As of December 31, 2009, AIG has capital loss carryforwards of  $22.4 billion, which will primarily expire in four years. AIG has recorded deferred tax assets for general business credits of  $257 million and  $260 million, and deferred tax assets for minimum tax credits of  $188 million and  $250 million for the years ending December 31, 2009 and 2008, respectively. Unused general business credits will expire in twenty years, while unused minimum tax credits are available for future use without expiration.

    AIG reported deferred tax assets of  $2.2 billion and deferred tax liabilities of  $2.3 billion relating to investments in foreign subsidiaries and joint ventures at December 31, 2009 and 2008, respectively. The change in deferred taxes is primarily due to the AIA and ALICO SPV transactions and the expected sale of Nan Shan. During 2009, AIG transferred two of its wholly-owned businesses, AIA and ALICO, to two newly-created SPVs in exchange for all the common and preferred interests of those SPVs. Both transactions were taxable events for U.S. federal income tax purposes. Prior to these SPV transactions, in 2008, AIG's carrying basis exceeded AIG's tax basis for these subsidiaries, the tax effects of which resulted in deferred tax liabilities of  $1.3 billion at December 31, 2008. Subsequent to these transactions, AIG's tax basis exceeded AIG's carrying basis in the subsidiaries, the tax effects of which resulted in deferred tax assets of  $2.6 billion at December 31, 2009. When assessing the realizability of AIG's U.S. consolidated income tax group's deferred tax assets at December 31, 2009, AIG considered the AIA and ALICO SPV transactions and concluded that the related deferred tax assets were realizable and therefore did not provide a valuation allowance. The tax effects of these transactions were recognized as credits to additional paid-in capital because they were considered to be transactions among shareholders.

    At December 31, 2008, AIG's carrying basis exceeded AIG's tax basis in Nan Shan, the tax effect of which resulted in a deferred tax liability of  $700 million. During 2009, AIG agreed to sell all of its interest in Nan Shan and recorded a loss on the sale to reduce its carrying basis to fair value less costs to sell. At December 31, 2009, AIG reported a deferred tax asset of  $42 million related to its investment in Nan Shan. Substantially all of the change in deferred taxes is attributable to this transaction, and was reported in discontinued operations.

Valuation Allowances on Deferred Tax Assets:

    The application of U.S. GAAP requires AIG to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate.

    When making its assessment about the realization of its deferred tax assets at December 31, 2009, AIG considered all available evidence, as required by income tax accounting guidance, including:

  •
  the nature, frequency, and severity of current and cumulative financial reporting losses;

  •
  transactions completed, including the AIA and ALICO SPV transactions on December 1, 2009 and the sale of the Otemachi building in Tokyo, and transactions expected to be completed in the near future;

  •
  the carryforward periods for the net operating and capital loss and foreign tax credit carryforwards; and

  •
  tax planning strategies that would be implemented, if necessary, to protect the loss of the deferred tax assets.

    Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require AIG to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to AIG's consolidated financial condition or its results of operations for an individual reporting period.

    At December 31, 2009 and 2008, AIG recorded consolidated net deferred tax assets after valuation allowances of  $5.9 billion and  $11 billion, respectively. At December 31, 2009 and 2008, AIG recorded consolidated deferred tax asset valuation allowances of  $23.7 billion and  $20.9 billion, respectively.

    At December 31, 2009 and 2008, AIG's U.S. consolidated income tax group had net deferred tax assets after valuation allowance of  $8.2 billion and  $10.2 billion, respectively. Realization of these net deferred tax asset depends upon AIG's ability to generate sufficient earnings from transactions expected to be completed in the near future and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets, but does not depend on projected future operating income.

    At December 31, 2009 and 2008, AIG had net deferred tax liabilities of  $2.7 billion and  $2.8 billion, respectively, related to foreign subsidiaries, certain domestic subsidiaries that file separate tax returns, and state and local tax obligations, and  $413 million and  $3.6 billion, respectively, of deferred tax assets related to items of other comprehensive income.

    At December 31, 2009 and 2008, AIG had deferred tax asset valuation allowances of  $3.3 billion and  $0.3 billion, respectively, related to foreign subsidiaries, certain domestic subsidiaries that file separate tax returns, and state and local tax obligations.

    At December 31, 2009 and 2008, AIG had deferred tax assets related to stock compensation of  $178 million and  $239 million, respectively. Due to AIG's current stock price, these deferred tax assets may not be realizable in the future. The accounting guidance for share based payments precludes AIG from recognizing an impairment charge on these assets until the related stock awards are exercised, vest or expire. Any charge associated with the deferred tax assets is reported in Additional paid-in capital until the pool of previously recognized tax benefits recorded in Additional paid-in capital is reduced to zero. Income tax expense would be recognized for any additional charge. At December 31, 2009 and 2008, the pool of previously recognized tax benefits recorded in Additional paid-in capital was  $142.6 million and  $242.4 million, respectively.

Tax Examinations and Litigation

    AIG and its eligible U.S. subsidiaries file a consolidated U.S. federal income tax return. Several U.S. subsidiaries included in the consolidated financial statements file separate U.S. federal income tax returns and are not part of the AIG U.S. consolidated income tax group. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable U.S. and foreign law.

    The statute of limitations for all tax years prior to 2000 has now expired for AIG's consolidated federal income tax return. AIG is currently under examination for the tax years 2000 through 2005.

    In April 2008, AIG filed a refund claim for years 1997 through 2006. A refund claim filed in June 2007 for years 1991 through 1996 is pending. These refund claims relate to the tax effects of the restatements of AIG's 2004 and prior financial statements.

    On March 20, 2008, AIG received a Statutory Notice of Deficiency (Notice) from the IRS for years 1997 to 1999. The Notice asserted that AIG owes additional taxes and penalties for these years primarily due to the disallowance of foreign tax credits associated with cross-border financing transactions. The transactions that are the subject of the Notice extend beyond the period covered by the Notice, and it is likely that the IRS will seek to challenge these later periods. It is also possible that the IRS will consider other transactions to be similar to these transactions. AIG has paid the assessed tax plus interest and penalties for 1997. On February 26, 2009, AIG filed a complaint in the United States District Court for the Southern District of New York seeking a refund of approximately  $306 million in taxes, interest and penalties paid with respect to its 1997 taxable year. AIG alleges that the IRS improperly disallowed foreign tax credits and that AIG's taxable income should be reduced as a result of AIG's 2005 restatement of its consolidated financial statements. AIG has also paid additional taxes, interest, and penalties assessed for 1998 and 1999. AIG will vigorously defend its position, and continues to believe that it has adequate reserves for any liability that could result from the IRS actions.

Accounting for Uncertainty in Income Taxes

The following table presents a rollforward of the beginning and ending balances of the total amounts of gross unrecognized tax benefits:

Year Ended December 31, (in millions)	2009	2008	2007

Gross unrecognized tax benefits, beginning of year	$3,368	$1,310	$1,138
Agreed audit adjustments with taxing authorities included in the beginning balance	-	-	(188)
Increases in tax positions for prior years	1,628	1,175	488
Decreases in tax positions for prior years	(132)	(248)	(189)
Increases in tax positions for current year	142	1,092	82
Lapse in statute of limitations	(47)	(26)	(1)
Settlements	(9)	(25)	(178)
Activity of discontinued operations	(46)	90	158
Less: Unrecognized tax benefits of held for sale entities	(61)	-	-

Gross unrecognized tax benefits, end of year	$4,843	$3,368	$1,310

    At December 31, 2009, 2008 and 2007, AIG's unrecognized tax benefits, excluding interest and penalties, were  $4.8 billion,  $3.4 billion, and  $1.3 billion, respectively. AIG's unrecognized tax benefits, excluding interest and penalties, increased in 2009 by approximately  $1.4 billion primarily due to foreign tax credits associated with cross border financing transactions, income and expense allocations across tax jurisdictions and taxable years, and tax matters related to tax jurisdictions other than federal. At December 31, 2009, 2008 and 2007, AIG's unrecognized tax benefits included  $1.4 billion,  $665 million and  $299 million, respectively, related to tax positions the disallowance of which would not affect the effective tax rate as they relate to such factors as the timing, rather than the permissibility, of the deduction. Accordingly, at December 31, 2009, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were  $3.4 billion,  $2.7 billion and  $1.0 billion, respectively.

    Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2009 and 2008, AIG had accruals of  $835 million and  $426 million, respectively, for the payment of interest (net of the federal benefit) and penalties. For the years ended December 31, 2009, 2008 and 2007, AIG recognized  $393 million,  $146 million and  $159 million, respectively, of interest (net of the federal benefit) and penalties in the Consolidated Statement of Income (Loss).

    AIG continually evaluates adjustments proposed by taxing authorities in arriving at its estimate of unrecognized tax benefits and related reserves at each period end. The effects of any adjustments resulting in a loss are generally accrued for as part of the unrecognized tax benefits or related reserves. However, the effects of any unanticipated adjustments or the resolution of adjustments compared to AIG's estimates could be material to AIG's consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2009	Open Tax Years

Major Tax Jurisdiction
United States	2000 - 2008
France	2006 - 2008
Hong Kong	2003 - 2008
Japan	2004 - 2008
Korea	2005 - 2008
Malaysia	2002 - 2008
Singapore	2001 - 2008
Taiwan	2003 - 2008
Thailand	2007 - 2008
United Kingdom	2007 - 2008

Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2009
Quarterly Financial Information (Unaudited)
Quarterly Financial Information (Unaudited)

22. Quarterly Financial Information (Unaudited)

Consolidated Statements of Income (Loss)

	Three Months Ended
	March 31,		June 30,		September 30,		December 31,
(dollars in millions, except per share data)
	2009	2008	2009	2008	2009	2008	2009	2008

Total revenues	$16,101	$8,942	$23,922	$13,845	$21,270	$(1,970)	$20,830	$(22,663)
Income (loss) from continuing operations before income taxes	(6,330)	(11,729)	171	(9,236)	(684)	(26,438)	(8,019)	(57,899)
Income (loss) from discontinued operations, net of tax	328	282	1,259	346	236	(2,864)	(774)	(2,105)
Net income (loss)	(5,133)	(7,727)	1,845	(5,399)	(15)	(24,705)	(9,010)	(62,556)
Net income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-	-	-	-	-	140	-
Other	(768)	45	(7)	(72)	(496)	(250)	(303)	(709)

Total income (loss) from continuing operations attributable to noncontrolling interests	(768)	45	(7)	(72)	(496)	(250)	(163)	(709)
Net income (loss) attributable to AIG	$(4,353)	$(7,805)	$1,822	$(5,357)	$455	$(24,468)	$(8,873)	$(61,659)

Earnings (loss) per common share:
Basic
Income (loss) from continuing operations	$(42.18)	$(63.72)	$0.47	$(43.55)	$0.37	$(159.74)	$(59.60)	$(444.82)
Income (loss) from discontinued operations	$2.51	$1.97	$1.83	$2.42	$0.31	$(21.28)	$(5.91)	$(14.17)
Diluted
Income (loss) from continuing operations	$(42.18)	$(63.72)	$0.47	$(43.55)	$0.37	$(159.74)	$(59.60)	$(444.82)
Income (loss) from discontinued operations	$2.51	$1.97	$1.83	$2.42	$0.31	$(21.28)	$(5.91)	$(14.17)

Weighted average shares outstanding:
Basic	135,252,869	126,400,579	135,281,740	130,248,736	135,293,841	135,169,101	135,446,727	135,207,631
Diluted	135,252,869	126,400,579	135,336,440	130,248,736	135,456,372	135,169,101	135,446,727	135,207,631

Noteworthy quarterly items income (expense):
Credit valuation adjustment	$1,787	$28	$(37)	$(474)	$645	$(987)	$393	$(7,829)
Other-than-temporary impairments	(3,741)	(5,231)	(863)	(6,195)	(1,614)	(17,786)	(1,051)	(15,798)
Net gain (loss) on sale of divested businesses	250	-	(566)	-	(885)	-	(70)	-
Adjustment to deferred tax valuation allowance	(1,614)	-	1,613	-	(415)	(3,044)	(2,668)	(17,161)
Accelerated amortization of prepaid commitment asset	-	-	-	-	-	-	(5,185)	(6,576)

Out of period adjustments

    As discussed in Note 1, AIG recorded out of period adjustments affecting previously reported 2009 quarterly results.

Information Provided in Connection With Outstanding Debt	12 Months Ended
Dec. 31, 2009
Information Provided in Connection With Outstanding Debt
Information Provided in Connection With Outstanding Debt

23. Information Provided in Connection With Outstanding Debt

    The following condensed consolidating financial statements reflect the results of AIG Life Holdings (US), Inc. (AIGLH), formerly known as American General Corporation, a holding company and a wholly owned subsidiary of AIG. AIG provides a full and unconditional guarantee of all outstanding debt of AIGLH.

Condensed Consolidating Balance Sheet

(in millions)	American International Group, Inc. (As Guarantor)	AIGLH(a)	Other Subsidiaries	Eliminations	Consolidated AIG

December 31, 2009
Assets:
Investments(a)	$10,702	$-	$736,977	$(146,514)	$601,165
Cash	57	2	4,341	-	4,400
Loans to subsidiaries(b)	72,926	-	(72,926)	-	-
Debt issuance costs, including prepaid commitment asset of $7,099	7,383	-	159	-	7,542
Investment in consolidated subsidiaries(b)	71,419	28,580	(980)	(99,019)	-
Other assets, including current and deferred income taxes	10,986	2,618	164,670	(175)	178,099
Assets of businesses held for sale	-	-	56,379	-	56,379

Total assets	$173,473	$31,200	$888,620	$(245,708)	$847,585

Liabilities:
Insurance liabilities	$-	$-	$461,706	$(409)	$461,297
Federal Reserve Bank of New York Commercial Paper Funding Facility	-	-	4,739	-	4,739
Federal Reserve Bank of New York credit facility	23,435	-	-	-	23,435
Other debt	45,435	2,097	210,513	(144,747)	113,298
Other liabilities, including intercompany balances(a)(d)	34,779	4,209	60,134	(1,940)	97,182
Liabilities of businesses held for sale	-	-	48,599	-	48,599

Total liabilities	103,649	6,306	785,691	(147,096)	748,550

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	-	-	177	782	959

Total AIG shareholders' equity	69,824	24,894	83,303	(108,197)	69,824
Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interest held by Federal Reserve Bank of New York	-	-	15,596	8,944	24,540
Other (including $2.2 billion associated with businesses held for sale in 2009)	-	-	3,853	(141)	3,712

Total noncontrolling interests	-	-	19,449	8,803	28,252

Total equity	69,824	24,894	102,752	(99,394)	98,076

Total liabilities and equity	$173,473	$31,200	$888,620	$(245,708)	$847,585

December 31, 2008
Assets:
Investments(a)	$16,110	$-	$753,181	$(132,379)	$636,912
Cash	103	-	8,539	-	8,642
Loans to subsidiaries(b)	64,283	-	(64,283)	-	-
Debt issuance costs, including prepaid commitment asset of $15,458	15,743	-	172	-	15,915
Investment in consolidated subsidiaries(b)	65,724	23,256	34,499	(123,479)	-
Other assets	11,707	2,626	184,923	(307)	198,949

Total assets	$173,670	$25,882	$917,031	$(256,165)	$860,418

Liabilities:
Insurance liabilities	$-	$-	$503,171	$(103)	$503,068
Federal Reserve Bank of New York Commercial Paper Funding Facility	-	-	15,105	-	15,105
Federal Reserve Bank of New York credit facility	40,431	-	-	-	40,431
Other debt	47,928	2,097	219,596	(131,954)	137,667
Other liabilities, including intercompany balances(a)(b)	32,601	3,063	64,804	953	101,421

Total liabilities	120,960	5,160	802,676	(131,104)	797,692

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	-	-	1,921	-	1,921

Total AIG shareholders' equity	52,710	20,722	103,489	(124,211)	52,710
Noncontrolling interests	-	-	8,945	(850)	8,095

Total equity	52,710	20,722	112,434	(125,061)	60,805

Total liabilities and equity	$173,670	$25,882	$917,031	$(256,165)	$860,418

(a)
Certain reclassifications have been made to prior period amounts to conform to the current period presentation.

(b)
Includes intercompany derivative positions, which are reported at fair value before credit valuation adjustment.

(c)
Eliminated in consolidation.

(d)
For 2009 and 2008, includes intercompany tax payable of  $28.7 billion and  $26.4 billion, respectively, for American International Group, Inc. (As Guarantor) and  $266 million and  $255 million, respectively, for AIGLH.

Condensed Consolidating Statement of Income (Loss)

(in millions)	American International Group, Inc. (As Guarantor)	AIGLH	Other Subsidiaries	Eliminations	Consolidated AIG

Year Ended December 31, 2009
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$(3,479)	$(472)	$-	$3,951	$-
Dividend income from consolidated subsidiaries(a)	2,002	169	-	(2,171)	-
Change in fair value of ML III	(1,401)	-	1,820	-	419
Other revenue(b)	4,166	199	77,339	-	81,704

Total revenues	1,288	(104)	79,159	1,780	82,123

Expenses:
Accrued and compounding interest	2,022	-	-	(85)	1,937
Amortization of prepaid commitment asset	8,359	-	-	(100)	8,259

Total Interest expense on FRBNY Credit Facility	10,381	-	-	(185)	10,196
Other interest expense	2,496	355	2,137	-	4,988
Restructuring expenses and related asset impairment and other expenses	407	-	867	-	1,274
Other expense	1,230	-	79,297	-	80,527

Total expenses	14,514	355	82,301	(185)	96,985

Income (loss) from continuing operations before income tax expense (benefit)	(13,226)	(459)	(3,142)	1,965	(14,862)
Income tax expense (benefit)(c)	(2,277)	15	762	-	(1,500)

Income (loss) from continuing operations	(10,949)	(474)	(3,904)	1,965	(13,362)
Income (loss) from discontinued operations	-	-	1,234	(185)	1,049

Net income (loss)	(10,949)	(474)	(2,670)	1,780	(12,313)
Less:
Net Income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-	96	44	140
Other	-	-	(1,574)	-	(1,574)

Total income (loss) from continuing operations attributable to noncontrolling interests	-	-	(1,478)	44	(1,434)
Income (loss) from discontinued operations attributable to noncontrolling interests	-	-	70	-	70

Total net income (loss) attributable to noncontrolling interests	-	-	(1,408)	44	(1,364)

Net income (loss) attributable to AIG	$(10,949)	$(474)	$(1,262)	$1,736	$(10,949)

Year Ended December 31, 2008
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$(61,542)	$(17,027)	$-	$78,569	$-
Dividend income from consolidated subsidiaries(a)	2,401	75	-	(2,476)	-
Change in fair value of ML III	(900)	-	-	-	(900)
Other revenue(b)	(2,931)	198	1,787	-	(946)

Total revenues	(62,972)	(16,754)	1,787	76,093	(1,846)

(in millions)	American International Group, Inc. (As Guarantor)	AIGLH	Other Subsidiaries	Eliminations	Consolidated AIG

Expenses:
Accrued and compounding interest	2,116	-	-	(54)	2,062
Amortization of prepaid commitment asset	9,279	-	-	(61)	9,218

Total Interest expense on FRBNY Credit Facility	11,395	-	-	(115)	11,280
Other interest expense	2,393	275	2,944	-	5,612
Restructuring expenses and related asset impairment and other expenses	189	-	598	-	787
Other expenses	2,706	15	83,056	-	85,777

Total expenses	16,683	290	86,598	(115)	103,456

Income (loss) from continuing operations before income tax expense (benefit)	(79,655)	(17,044)	(84,811)	76,208	(105,302)
Income tax expense (benefit)(c)	19,634	(17)	(28,873)	-	(9,256)

Income (loss) from continuing operations	(99,289)	(17,027)	(55,938)	76,208	(96,046)
Income (loss) from discontinued operations	-	-	(4,226)	(115)	(4,341)

Net income (loss)	(99,289)	(17,027)	(60,164)	76,093	(100,387)
Less: Net income (loss) attributable to noncontrolling interests
Income (loss) from continuing operations attributable to noncontrolling interests	-	-	(986)	-	(986)
Income (loss) from discontinued operations attributable to noncontrolling interests	-	-	(112)	-	(112)

Total net income (loss) attributable to noncontrolling interests	-	-	(1,098)	-	(1,098)

Net loss attributable to AIG	$(99,289)	$(17,027)	$(59,066)	$76,093	$(99,289)

Year Ended December 31, 2007
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$3,121	$(27)	$-	$(3,094)	$-
Dividend income from consolidated subsidiaries(a)	4,694	1,358	-	(6,052)	-
Other revenue(b)	(277)	203	89,128	-	89,054

Total revenues	7,538	1,534	89,128	(9,146)	89,054

Expenses:
Other interest expense	1,341	340	3,070	-	4,751
Other expenses	770	15	77,589	-	78,374

Total expenses	2,111	355	80,659	-	83,125

Income (loss) from continuing operations before income tax expense (benefit)	5,427	1,179	8,469	(9,146)	5,929
Income tax expense (benefit)(c)	(773)	248	1,046	-	521

Income (loss) from continuing operations	6,200	931	7,423	(9,146)	5,408
Income (loss) from discontinued operations	-	-	2,080	-	2,080

Net income (loss)	6,200	931	9,503	(9,146)	7,488
Less: Net income (loss) attributable to noncontrolling interests
Income (loss) from continuing operations attributable to noncontrolling interests	-	-	1,209	-	1,209
Income (loss) from discontinued operations attributable to noncontrolling interests	-	-	79	-	79

Total net income (loss) attributable to noncontrolling interests	-	-	1,288	-	1,288

Net income (loss) attributable to AIG	$6,200	$931	$8,215	$(9,146)	$6,200

(a)
Eliminated in consolidation.

(b)
Includes Interest income of  $4.1 billion,  $2.7 billion, and  $714 million for 2009, 2008, and 2007, respectively, for American International Group, Inc. (As Guarantor).

(c)
Income taxes recorded by the Parent company include deferred tax expense attributable to the potential sale of foreign and domestic businesses and a valuation allowance to reduce the consolidated deferred tax asset to the amount more likely than not to be realized. See Note 21 herein for additional information.

Condensed Consolidating Statement of Cash Flows

(in millions)	American International Group, Inc. (As Guarantor)	AIGLH	Other Subsidiaries and Eliminations	Consolidated AIG

Year Ended December 31, 2009
Net cash (used in) provided by operating activities – continuing operations	$(1,393)	$(120)	$15,059	$13,546
Net cash (used in) provided by operating activities – discontinued operations	-	-	5,038	5,038

Net cash (used in) provided by operating activities	(1,393)	(120)	20,097	18,584

Cash flows from investing activities:
Sales of investments	1,981	-	101,076	103,057
Sales of divested businesses, net	857	169	4,252	5,278
Purchase of investments	(400)	-	(90,216)	(90,616)
Loans to subsidiaries – net	(5,927)	-	5,927	-
Other, net*	(5,136)	(2,350)	(136)	(7,622)

Net cash (used in) provided by investing activities – continuing operations	(8,625)	(2,181)	20,903	10,097
Net cash (used in) provided by investing activities – discontinued operations	-	-	(4,319)	(4,319)

Net cash (used in) provided by investing activities	(8,625)	(2,181)	16,584	5,778

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	32,526	-	-	32,526
Federal Reserve Bank of New York credit facility repayments	(26,400)	-	(26)	(26,426)
Issuance of other long-term debt	-	-	4,414	4,414
Repayments on other long-term debt	(2,931)	-	(20,940)	(23,871)
Drawdown on the Department of the Treasury Commitment	5,344	-	-	5,344
Intercompany loans – net	1,554	1,103	(2,657)	-
Other, net	(121)	1,200	(18,333)	(17,254)

Net cash (used in) provided by financing activities – continuing operations	9,972	2,303	(37,542)	(25,267)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(3,730)	(3,730)

Net cash (used in) provided by financing activities	9,972	2,303	(41,272)	(28,997)

Effect of exchange rate changes on cash	-	-	533	533

Change in cash	(46)	2	(4,058)	(4,102)
Cash at beginning of year	103	-	8,539	8,642

Reclassification to assets held for sale	-	-	(140)	(140)

Cash at end of year	57	2	4,341	4,400

Year Ended December 31, 2008
Net cash (used in) provided by operating activities – continuing operations	$284	$(27)	$(11,259)	$(11,002)
Net cash (used in) provided by operating activities – discontinued operations	-	-	10,880	10,880

Net cash (used in) provided by operating activities	284	(27)	(379)	(122)

Cash flows from investing activities:
Sales of investments	1,017	-	172,081	173,098
Funding to establish Maiden Lane III LLC	(5,000)	-	-	(5,000)
Purchase of investments	(4,200)	-	(160,040)	(164,240)
Loans to subsidiaries – net	(76,358)	-	76,358	-
Other, net*	(9,797)	(16)	49,803	39,990

Net cash (used in) provided by investing activities – continuing operations	(94,338)	(16)	138,202	43,848
Net cash (used in) provided by investing activities – discontinued operations	-	-	3,328	3,328

Net cash (used in) provided by investing activities	(94,338)	(16)	141,530	47,176

(in millions)	American International Group, Inc. (As Guarantor)	AIGLH	Other Subsidiaries and Eliminations	Consolidated AIG

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	96,650	-	-	96,650
Federal Reserve Bank of New York credit facility repayments	(59,850)	-	-	(59,850)
Issuance of other long-term debt	16,295	-	96,873	113,168
Repayments on other long-term debt	(3,592)	-	(135,287)	(138,879)
Issuance of common stock	7,343	-	-	7,343
Proceeds from issuance of AIG Series D preferred stock	40,000	-	-	40,000
Intercompany loans – net	4,846	223	(5,069)	-
Payments advanced to purchase shares	(1,000)	-	-	(1,000)
Cash dividends paid to shareholders	(1,628)	(180)	180	(1,628)
Other, net	(4,991)	-	(78,462)	(83,453)

Net cash (used in) provided by financing activities – continuing operations	94,073	43	(121,765)	(27,649)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(13,085)	(13,085)

Net cash (used in) provided by financing activities	94,073	43	(134,850)	(40,734)

Effect of exchange rate changes on cash	-	-	38	38

Change in cash	19	-	6,339	6,358
Cash at beginning of year	84	-	2,200	2,284

Cash at end of year	103	-	8,539	8,642

Year Ended December 31, 2007
Net cash (used in) provided by operating activities – continuing operations	$4,039	$1,254	$21,881	$27,174
Net cash (used in) provided by operating activities – discontinued operations	-	-	5,618	5,618

Net cash (used in) provided by operating activities	4,039	1,254	27,499	32,792

Cash flows from investing activities:
Sales of investments	3,586	-	154,019	157,605
Purchases of investments	(10,029)	-	(167,105)	(177,134)
Other, net*	(10,864)	(76)	(14,925)	(25,865)

Net cash (used in) provided by investing activities – continuing operations	(17,307)	(76)	(28,011)	(45,394)
Net cash (used in) provided by investing activities – discontinued operations	-	-	(21,847)	(21,847)

Net cash (used in) provided by investing activities	(17,307)	(76)	(49,858)	(67,241)

Cash flows from financing activities:
Issuance of other long-term debt	20,582	-	82,628	103,210
Repayments on other long-term debt	(1,253)	-	(78,361)	(79,614)
Intercompany loans – net	-	(966)	966	-
Payments advanced to purchase shares	(6,000)	-	-	(6,000)
Cash dividends paid to shareholders	(1,881)	(212)	212	(1,881)
Other, net	1,828	-	1,124	2,952

Net cash (used in) provided by financing activities – continuing operations	13,276	(1,178)	6,569	18,667
Net cash (used in) provided by financing activities – discontinued operations	-	-	16,426	16,426

Net cash (used in) provided by financing activities	13,276	(1,178)	22,995	35,093

Effect of exchange rate changes on cash	-	-	50	50

Change in cash	8	-	686	694
Cash at beginning of year	76	-	1,514	1,590

Cash at end of year	$84	$-	$2,200	$2,284

*
For 2009, 2008 and 2007, includes contributions to subsidiaries of  $5.7 billion,  $12.1 billion and  $5.6 billion, respectively, for American International Group, Inc. (As Guarantor) and  $2.3 billion,  $16 million and  $76 million, respectively, for AIGLH.

Supplementary disclosure of cash flow information:

	American International Group, Inc. (As Guarantor)	AIGLH	Other Subsidiaries and Eliminations	Consolidated AIG

Cash (paid) received during the year ended December 31, 2009 for:
Interest:
Third party	$(2,595)	$(166)	$(3,016)	$(5,777)
Intercompany	$-	$(186)	$186	$-
Taxes:
Income tax authorities	$1,140	$-	$(1,366)	$(226)
Intercompany	$(1,287)	$(21)	$1,308	$-

Cash (paid) received during the year ended December 31, 2008 for:
Interest:
Third party	$(2,122)	$(174)	$(5,141)	$(7,437)
Intercompany	$(2)	$(97)	$99	$-
Taxes:
Income tax authorities	$1,334	$-	$(1,951)	$(617)
Intercompany	$(2,240)	$6	$2,234	$-

American International Group, Inc. (As Guarantor) supplementary disclosure of non-cash activities:

Year Ended December 31, (in millions)	2009	2008

Intercompany non-cash financing and investing activities:
Settlement of repurchase agreement with loan receivable	$-	$3,160
Capital contributions in the form of bonds	$2,698	$3,160
Capital contributions to subsidiaries through forgiveness of loans	$287	$11,350
Other capital contributions in the form of forgiveness of payables and contribution of assets – net	$2,834	$513
Temporary paydown of FRBNY Credit Facility by subsidiary	$26	$-
Settlement of payable to subsidiary with return of capital from subsidiary	$15,500	$-
Exchange of intercompany receivable with loan receivable	$528	$-

AIGLH supplementary disclosure of non-cash activities:

Year Ended December 31, (in millions)	2008

Intercompany non-cash financing/investing activities:
Loans receivable forgiven through capital contributions	$17,225
Other capital contributions in the form of forgiveness of payables and contribution of assets – net	$1,394

    During 2009, AIG made certain revisions to the American International Group, Inc. (As Guarantor) Condensed Statement of Cash Flows, primarily relating to the effect of reclassifying dividend income received from consolidated subsidiaries. Accordingly, AIG revised the previous period presented to conform to the revised presentation. There was no effect on the Consolidated Statement of Cash Flows or ending cash balances.

The revisions and their effect on the American International Group, Inc. (as Guarantor) Condensed Statement of Cash Flows for the years ended December 31, 2008 and December 31, 2007 were as follows:

Year Ended December 31,	2008			2007
(in millions)	Originally Reported	Revisions	As Revised	Originally Reported	Revisions	As Revised

Cash flows provided by (used in) operating activities	$(1,896)	$2,180	$284	$(774)	$4,813	$4,039
Cash flows provided by (used in) investing activities	(92,158)	(2,180)	(94,338)	(12,494)	(4,813)	(17,307)
Cash flows provided by (used in) financing activities	94,073	-	94,073	13,276	-	13,276

    During 2009, AIG made certain revisions to the AIGLH Condensed Statement of Cash Flows, primarily relating to revisions for the presentation of capital contributions and dividends paid by AIGLH. Accordingly, AIG revised the previous period presented to conform to the revised presentation. There was no effect on the Consolidated Statement of Cash Flows or ending cash balances.

The revisions and their effect on the AIGLH Condensed Consolidating Statement of Cash Flows for the years ended December 31, 2008 and December 31, 2007 were as follows:

Year Ended December 31,	2008			2007
(in millions)	Originally Reported	Revisions	As Revised	Originally Reported	Revisions	As Revised

Cash flows provided by (used in) operating activities	$178	$(205)	$(27)	$214	$1,040	$1,254
Cash flows provided by (used in) investing activities	-	(16)	(16)	-	(76)	(76)
Cash flows provided by (used in) financing activities	(179)	222	43	(213)	(965)	(1,178)

Summary of Investments - Other than Investments in Related Parties	12 Months Ended
Dec. 31, 2009
Summary of Investments - Other than Investments in Related Parties
Summary of Investments - Other than Investments in Related Parties

Schedule I

Summary of Investments — Other than Investments in Related Parties

At December 31, 2009 (in millions)	Cost*	Fair Value	Amount at which shown in the Balance Sheet

Fixed maturities:
U.S. government and government-sponsored entities	$11,833	$11,950	$11,950
Obligations of states, municipalities and political subdivisions	52,695	54,473	54,473
Non U.S. governments	64,469	67,005	67,005
Public utilities	10,319	10,862	10,862
All other corporate and structured securities	256,233	252,415	252,415
Securities lending invested collateral, at fair value	320	277	277

Total fixed maturity securities	395,869	396,982	396,982

Equity securities and mutual funds:
Common stocks:
Public utilities	390	498	498
Banks, trust and insurance companies	1,090	2,155	2,155
Industrial, miscellaneous and all other	4,183	6,004	6,004

Total common stocks	5,663	8,657	8,657
Preferred stocks	740	814	814
Mutual funds	8,721	8,369	8,369

Total equity securities and mutual funds	15,124	17,840	17,840

Mortgage and other loans receivable	27,461	25,957	27,461
Finance receivables, net of allowance	20,327	18,974	20,327
Other invested assets	45,042	43,972	45,235
Securities purchased under agreements to resell, at contract value	2,154	2,154	2,154
Short-term investments, at cost (approximates fair value)	47,075	47,075	47,075
Unrealized gain on swaps, options and forward transactions	-	9,130	9,130

Total investments			$566,204

*
Original cost of equity securities and fixed maturities is reduced by other-than-temporary impairment charges, and, as to fixed maturity securities, reduced by repayments and adjusted for amortization of premiums or accretion of discounts.

Condensed Financial Information of Registrant	12 Months Ended
Dec. 31, 2009
Condensed Financial Information of Registrant
Condensed Financial Information of Registrant

Schedule II

Condensed Financial Information of Registrant
Balance Sheet — Parent Company Only

December 31, (in millions)	2009	2008

Assets:
Investments	$10,702	$16,110
Cash	57	103
Loans to subsidiaries*	72,926	64,283
Due from affiliates – net*	382	222
Current and deferred income taxes	7,470	7,179
Debt issuance costs including prepaid commitment asset of $7,099 in 2009 and $15,458 in 2008	7,383	15,743
Investments in consolidated subsidiaries*	71,419	65,724
Other assets	3,134	4,306

Total assets	$173,473	$173,670

Liabilities:
Intercompany tax payable*	$28,729	$26,435
Federal Reserve Bank of New York credit facility	23,435	40,431
Parent company long-term debt	28,299	29,321
AIG MIP matched notes and bonds payable	13,376	14,464
Series AIGFP matched notes and bonds payable	3,760	4,143
Intercompany loans payable*	1,778	158
Other liabilities (includes intercompany derivative liabilities of $1,278 in 2009 and $3,593 in 2008)	4,272	6,008

Total liabilities	103,649	120,960

AIG Shareholders' equity:
Preferred stock	69,784	40,000
Common stock	354	368
Treasury stock	(874)	(8,450)
Additional paid-in capital	6,358	39,488
Accumulated deficit	(11,491)	(12,368)
Accumulated other comprehensive income (loss)	5,693	(6,328)

Total AIG shareholders' equity	69,824	52,710

Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank
of New York	-	-

Total equity	69,824	52,710

Total liabilities and equity	$173,473	$173,670

*
Eliminated in consolidation.

See Accompanying Notes to Financial Statements — Parent Company Only.

Schedule II

Condensed Financial Information of Registrant (Continued)
Statement of Income (Loss) — Parent Company Only

Years Ended December 31, (in millions)	2009	2008	2007

Income
Equity in undistributed net income (loss) of consolidated subsidiaries*	$(3,479)	$(61,542)	$3,121
Interest income	4,126	2,741	714
Change in fair value of ML III	(1,401)	(900)	-
Dividend income from consolidated subsidiaries*	2,002	2,401	4,694
Net realized capital losses	(54)	(5,745)	(1,008)
Other revenues	94	73	17
Expenses
Accrued and compounding interest	(2,022)	(2,116)	-
Amortization of prepaid commitment asset	(8,359)	(9,279)	-

Total Interest expense on FRBNY Credit Facility	(10,381)	(11,395)	-
Other interest expense	(2,496)	(2,393)	(1,341)
Restructuring expense and related asset impairment and other expenses	(407)	(189)	-
Other expenses, net	(1,230)	(2,706)	(770)

Income (loss) from continuing operations before income tax expense (benefit)	(13,226)	(79,655)	5,427
Income tax expense (benefit)	(2,277)	19,634	(773)

Net income (loss)	(10,949)	(99,289)	6,200
Less: Income (loss) from continuing operations attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-	-

Net income (loss) attributable to AIG Parent Company	$(10,949)	$(99,289)	$6,200

*
Eliminated in consolidation.

See Accompanying Notes to Financial Statements — Parent Company Only.

Schedule II

Condensed Financial Information of Registrant (Continued)
Statement of Cash Flows — Parent Company Only

Years Ended December 31, (in millions)	2009	2008	2007

Net cash used in operating activities	(1,393)	284	4,039

Cash flows from investing activities:
Sale of investments	1,466	743	3,052
Maturities of investments	-	5	-
Sales of divested businesses	857	-	-
Funding to establish Maiden Lane III LLC	-	(5,000)	-
Purchase of investments	(172)	(4,016)	(7,649)
Change in short-term investments	801	(254)	(3,657)
Contributions to subsidiaries	(5,683)	(12,153)	(5,568)
Mortgage and other loan receivables – originations and purchases	(228)	(184)	(2,380)
Payments received on mortgages and other loan receivables	515	269	534
Loans to subsidiaries – net	(5,927)	(76,358)	-
Other, net	(254)	2,610	(1,639)

Net cash used in investing activities	(8,625)	(94,338)	(17,307)

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	32,526	96,650	-
Federal Reserve Bank of New York credit facility repayments	(26,400)	(59,850)	-
Issuance of other long-term debt	-	16,295	20,582
Repayment of other long-term debt	(2,931)	(3,592)	(1,253)
Drawdown on the Department of the Treasury Commitment	5,344	-	-
Loans from subsidiaries	1,563	4,846	-
Proceeds from issuance of AIG Series D preferred stock and common stock warrant	-	40,000	-
Issuance of common stock	-	7,343	-
Payments advanced to purchase shares	-	(1,000)	(6,000)
Cash dividends paid to shareholders	-	(1,628)	(1,881)
Other, net	(130)	(4,991)	1,828

Net cash provided by financing activities	9,972	94,073	13,276

Change in cash	(46)	19	8
Cash at beginning of year	103	84	76

Cash at end of year	57	103	84

Supplementary disclosure of cash flow information:

	Years Ended December 31,
(in millions)	2009	2008

Intercompany non-cash financing and investing activities:
Settlement of repurchase agreement with loan receivable	$-	$3,160
Capital contributions in the form of bonds	2,698	3,160
Capital contributions to subsidiaries through forgiveness of loans	287	11,350
Other capital contributions in the form of forgiveness of payables and contribution of assets – net	2,834	513
Temporary paydown of FRBNY Credit Facility by subsidiary	26	-
Settlement of payable to subsidiary with return of capital from subsidiary	15,500	-
Exchange of intercompany receivable with loan receivable	528	-

See Accompanying Notes to Financial Statements — Parent Company Only.

Notes To Condensed Financial Information Of Registrant

    American International Group, Inc.'s (the Registrant) investments in consolidated subsidiaries are stated at cost plus equity in undistributed income of consolidated subsidiaries. The accompanying condensed financial statements of the Registrant should be read in conjunction with the consolidated financial statements and notes thereto of American International Group, Inc. and subsidiaries included in the Registrant's 2009 Annual Report on Form 10-K for the year ended December 31, 2009 (2009 Annual Report on Form 10-K) filed with the Securities and Exchange Commission on February 26, 2010 as amended by Amendment No.1 on Form 10K/A filed on March 31, 2010 and the Registrant's Current Report on Form 8-K filed on August 6, 2010. Agency operations previously conducted in New York through the North American Division of AIU are included in the 2007 financial statements of American International Group, Inc. (Parent Company).

    The Registrant includes in its statement of income (loss) dividends from its subsidiaries and equity in undistributed income (loss) of consolidated subsidiaries, which represents the net income (loss) of each of its wholly-owned subsidiaries.

    On December 1, 2009, the Registrant and the Federal Reserve Bank of New York (FRBNY) completed two transactions that reduced the outstanding balance and the maximum amount of credit available under the FRBNY Credit Facility by  $25 billion. In connection with one of those transactions, the Registrant assigned  $16 billion of its obligation under the FRBNY Credit Agreement to a subsidiary. The Registrant subsequently settled its obligation to the subsidiary with a  $15.5 billion non-cash dividend from the subsidiary. The difference will be recognized over the remaining term of the FRBNY Credit Agreement as a reduction to interest expense. See further discussion of the transactions in Note 16 to the Consolidated Financial Statements.

    Certain prior period amounts have been reclassified to conform to the current period presentation.

    Long term obligations for the Parent Company include the Credit Agreement, dated as of September 22, 2008 (as amended, the FRBNY Credit Agreement), between AIG and the FRBNY and other loans payable. The details of all obligations and their five-year maturity schedule are incorporated by reference from Note 14 to Consolidated Financial Statements.

    The Registrant files a consolidated federal income tax return with certain subsidiaries and acts as an agent for the consolidated tax group when making payments to the Internal Revenue Service. The Registrant and its subsidiaries have adopted, pursuant to a written agreement, a method of allocating consolidated Federal income taxes. Amounts allocated to the subsidiaries under the written agreement are included in Due to Affiliates in the accompanying Condensed Balance Sheets.

    Income taxes in the accompanying Condensed Balance Sheets are comprised of the Registrant's current and deferred tax assets, the consolidated group's current income tax receivable, deferred taxes attributable to the potential sale of foreign and domestic businesses and a valuation allowance to reduce the consolidated deferred tax asset to an amount more likely than not to be realized. See Note 21 herein for additional information.

    The consolidated U.S. deferred tax asset for net operating loss and tax credit carryforwards and valuation allowance are recorded by the Parent Company, which files the consolidated U.S. Federal income tax return, and are not allocated to its subsidiaries. As the consolidated net operating losses and other tax attribute carryforwards are utilized, the intercompany tax balance will be settled with the subsidiaries.

    During the third quarter of 2009, the Registrant made certain revisions to the Registrant's Statement of Cash Flows, primarily relating to the effect of reclassifying dividend income received from consolidated subsidiaries. Accordingly, the Registrant revised the previous periods presented to conform to the revised presentation. There was no effect on the Consolidated Statement of Cash Flows or ending cash balances.

The following table presents the revisions and their effect on the American International Group, Inc. Condensed Statement of Cash Flows for the years ended December 31, 2008 and 2007:

December 31, 2008 (in millions)	Originally Reported	Revisions	As Revised

Cash flows provided by (used in) operating activities	$(1,896)	$2,180	$284
Cash flows provided by (used in) investing activities	(92,158)	(2,180)	(94,338)
Cash flows provided by (used in) financing activities	94,073	-	94,073

December 31, 2007
Cash flows provided by (used in) operating activities	(774)	4,813	4,039
Cash flows provided by (used in) investing activities	(12,494)	(4,813)	(17,307)
Cash flows provided by (used in) financing activities	$13,276	$-	$13,276

See Accompanying Notes to Financial Statements — Parent Company Only.

Supplementary Insurance Information	12 Months Ended
Dec. 31, 2009
Supplementary Insurance Information
Supplementary Insurance Information

Schedule III

Supplementary Insurance Information

At December 31, 2009, 2008 and 2007 and for the years then ended

Segment (in millions)	Deferred Policy Acquisition Costs	Liability for Unpaid Claims and Claims Adjustment Expense, Future Policy Benefits(a)	Reserve for Unearned Premiums	Policy and Contract Claims(b)	Premiums and Other Considerations Revenue	Net Investment Income	Losses and Loss Expenses Incurred, Benefits	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses	Net Premiums Written

2009
General Insurance(c)	$4,875	$85,386	$20,699	$-	$32,261	$3,292	$25,362	$6,627	$2,870	$30,653
Domestic Life Insurance & Retirement Services	11,098	27,350	-	1,217	5,327	9,553	9,097	1,553	1,895	-
Foreign Life Insurance & Retirement Services	24,792	88,678	7	2,074	12,852	6,642	13,248	1,714	2,102	-
Other	49	(27)	657	-	4,327	886	5,047	114	886	4,192

	$40,814	$201,387	$21,363	$3,291	$54,767	$20,373	$52,754	$10,008	$7,753	$34,845

2008
General Insurance	$5,114	$89,258	$25,735	$-	$35,510	$2,567	$25,524	$7,153	$3,604	$34,531
Domestic Life Insurance & Retirement Services	14,447	29,479	-	1,265	7,644	9,134	11,535	522	3,257	-
Foreign Life Insurance & Retirement Services	26,166	112,882	-	1,853	13,595	352	7,032	1,906	2,133	-
Other	55	(27)	-	-	9,711	(420)	9,612	304	3,472	9,601

	$45,782	$231,592	$25,735	$3,118	$66,460	$11,633	$53,703	$9,885	$12,466	$44,132

2007
General Insurance	$5,407	$85,500	$27,703	$-	$35,203	$5,319	$21,871	$6,712	$1,612	$36,154
Domestic Life Insurance & Retirement Services	12,270	27,744	-	1,255	7,342	13,582	11,572	1,488	2,059	-
Foreign Life Insurance & Retirement Services	26,175	108,671	-	1,868	12,465	5,463	12,430	345	1,999	-
Other	62	(28)	-	-	9,619	938	7,536	1,556	1,048	9,960

	$43,914	$221,887	$27,703	$3,123	$64,629	$25,302	$53,409	$10,101	$6,718	$46,114

(a)
Liability for unpaid claims and claims adjustment expense with respect to the General Insurance operations are net of discounts of  $2.66 billion,  $2.57 billion and  $2.43 billion at December 31, 2009, 2008 and 2007, respectively.
(b)
Reflected in insurance balances payable on the accompanying Consolidated Balance Sheet.

(c)
Excludes amounts related to divested operations from the date of divestment.

Reinsurance	12 Months Ended
Dec. 31, 2009
Reinsurance
Reinsurance

Schedule IV

Reinsurance

At December 31, 2009, 2008 and 2007 and for the years then ended

(in millions)	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percent of Amount Assumed to Net

2009
Life insurance in-force(1)	$2,340,019	$339,183	$1,023	$2,001,859		0.1%

Premiums:
General Insurance	$38,461	$9,869	$2,061	$30,653		6.7%
Domestic life Insurance & Retirement Services	5,815	1,056	1	4,760		-
Foreign life Insurance & Retirement Services	13,015	380	123	12,758	(2)	1.0
Noncore insurance	2,195	631	2,628	4,192		62.7
Eliminations	-	(910)	(910)	-		-

Total premiums	$59,486	$11,026	$3,903	$52,363		7.5%

2008
Life insurance in-force	$2,377,314	$384,538	$1,000	$1,993,776		0.1%

Premiums:
General Insurance	$43,953	$12,335	$2,913	$34,531		8.4%
Domestic life Insurance & Retirement Services	7,921	1,078	30	6,873		0.4
Foreign life Insurance & Retirement Services	13,803	308	5	13,500	(2)	-
Noncore insurance	3,997	697	6,301	9,601		65.6
Eliminations	-	(1,925)	(1,925)	-		-

Total premiums	$69,674	$12,493	$7,324	$64,505		11.4%

2007
Life insurance in-force	$2,311,022	$402,654	$1,023	$1,909,391		0.1%

Premiums:
General Insurance	$46,693	$13,080	$2,541	$36,154		7.0%
Domestic life Insurance & Retirement Services	7,515	1,044	19	6,490		0.3
Foreign life Insurance & Retirement Services	12,711	337	3	12,377	(2)	-
Noncore insurance	4,025	722	6,657	9,960		66.8
Eliminations	-	(2,416)	(2,416)	-		-

Total premiums	$70,944	$12,767	$6,804	$64,981		10.5%

(1)
Excludes life insurance in force of  $157.8 billion related to Nan Shan which was presented as a discontinued operation and held for sale at December 31, 2009.

(2)
Includes accident and health premiums of  $3.12 billion,  $3.15 billion, and  $2.69 billion in 2009, 2008 and 2007, respectively.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2009
Valuation and Qualifying Accounts
Valuation and Qualifying Accounts

Schedule V

Valuation and Qualifying Accounts

For the years ended December 31, 2009, 2008 and 2007

		Additions
					Reclassified to Assets of Businesses Held for Sale
(in millions)	Balance, Beginning of Year	Charged to Costs and Expenses	Charge Offs	Activity of Discontinued Operations		Other Changes(a)	Balance, End of Year

2009
Allowance for mortgage and other loans receivable	$208	$680	$(196)	$53	$(30)	$123	$838
Allowance for finance receivables	1,472	1,649	(1,280)	-	(174)	(61)	1,606
Allowance for premiums and insurances balances receivable	578	109	(74)	3	-	(79)	537
Allowance for reinsurance assets	425	(35)	102	-	-	(52)	440
Valuation allowance for deferred tax assets	20,896	3,084	-	(168)	-	(107)	23,705
Overhaul reserve(b)	419	347	-	-	-	(376)	390

2008
Allowance for mortgage and other loans receivable	$77	$70	$-	$(3)	$-	$64	$208
Allowance for finance receivables	878	1,427	(931)	-	-	98	1,472
Allowance for premiums and insurances balances receivable	662	204	(283)	(3)	-	(2)	578
Allowance for reinsurance assets	520	3	(7)	1	-	(92)	425
Valuation allowance for deferred tax assets	223	20,205	-	468	-	-	20,896
Overhaul reserve(b)	372	265	-	-	-	(218)	419

2007
Allowance for mortgage and other loans receivable	$64	$20	$(3)	$(6)	$-	$2	$77
Allowance for finance receivables	737	646	(632)	-	-	127	878
Allowance for premiums and insurances balances receivable	756	114	(216)	-	-	8	662
Allowance for reinsurance assets	536	131	(62)	3	-	(88)	520
Valuation allowance for deferred tax assets	11	212	-	-	-	-	223
Overhaul reserve(b)	245	290	-	-	-	(163)	372

(a)
Includes recoveries of amounts previously charged off and reclassifications to/from other accounts.

(b)
Amounts for Overhaul reserve represent reimbursements to lessees for overhauls performed and amounts transferred to buyers for aircraft sold and is included in Other liabilities in the Consolidated Balance Sheet.

Document and Entity Information	12 Months Ended
Dec. 31, 2009
Document and Entity Information
Entity Registrant Name	AMERICAN INTERNATIONAL GROUP INC
Entity Central Index Key	0000005272
Document Type	8-K
Document Period End Date	2009-12-31
Amendment Flag	false